UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JANUARY 1, 2018 – DECEMBER 31, 2018 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2018

AMG Renaissance Large Cap Growth Fund
Class N: MRLTX	Class I: MRLSX	Class Z: MRLIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-548-4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.

amgfunds.com | 123118 AR024

AMG Funds Annual Report — December 31, 2018

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	9

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	11

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	12

Detail of changes in assets for the past two fiscal years

Financial Highlights	13

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	16

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

OTHER INFORMATION	23

TRUSTEES AND OFFICERS	24

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

It was a difficult year for financial markets in 2018. Strong domestic economic growth fueled equity returns for the majority of the year, but a pullback in the fourth quarter reversed returns, leaving indices across market caps firmly in negative territory. Investors were driven by signs of deceleration in growth across the globe combined with political uncertainty and tighter monetary policy. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned +9.9% in the first three quarters of the year before a period of heightened volatility resulted in a fourth quarter return of -13.5% and a -4.4% return for the full fiscal year.

In 2018, there was wide performance dispersion across the eleven economic sectors of the S&P 500® Index. Despite a weak fourth quarter, health care, utilities, information technology, and consumer discretionary sectors ended the year on a positive note with returns of +6.4%, +4.1%, +3.4% and +1.9%, respectively. Corporate earnings are expected to continue growing at double digits for the fifth consecutive quarter. According to FactSet, fourth quarter earnings growth for S&P 500® companies is +10.9% (as of January 25, 2019). Growth stocks outperformed value for the first three quarters of the year until the fourth quarter’s risk off environment reversed the trend. Full year returns for the Russell 1000® Growth and Russell 1000® Value Indexes were -1.5% and -8.3%, respectively.

Despite skittish investor sentiment, the U.S. economy continued to show signs of growth, albeit at a slower pace with third quarter GDP growth ringing in at 3.4%. The Federal Reserve raised short-term interest rates four times over the course of the year to end the year at a target rate of 2.25%–2.50%. Higher interest rates eroded the performance of bonds in the first three quarters of the year and a risk off fourth quarter resulted in mixed results. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the year where it began with a 0.0% return for 2018. The yield on the 10-year U.S. Treasury note crossed above 3% at the end of September but fell dramatically as investors sought to insulate themselves from market volatility. During the past year, the short end of the yield curve has risen faster than the longer end, resulting in the 2–10 year Treasury spread of 0.21%. As expected, high yield bonds held up in the rising interest rate environment but struggled in the fourth quarter as investors removed risk from their portfolios. As a result, spreads between investment grade and high yield corporate debt climbed past 300 bps. In 2018, the Bloomberg Barclays U.S. Aggregate Credit Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index returned -2.1% and -2.1%, respectively.

Economic conditions outside the U.S. started the year with strong growth indicators but finished with signs of deceleration. At the European Central Bank’s most recent monetary policy meeting, the governing council issued guidance that quantitative easing measures would continue and interest rates would remain at their present levels through summer of 2019. This is a departure from guidance earlier in the year which indicated the asset repurchase program would come to an end in December 2018 and rates would rise in 2019. The Bank of England increased its target rate in August for the first time since 2009, but deceleration in growth and increased downside risks, including a disorderly Brexit, have halted discussion of additional hikes in the near future.

International equities and emerging markets demonstrated significantly weaker returns, with the MSCI EAFE and MSCI Emerging Markets Index returning -13.8% and -14.6%, respectively, in the 12 months ending December 31, 2018. In a recent speech at the Hudson Institute, Vice President Mike Pence acknowledged China’s aggressive actions toward the United States and highlighted a dramatic shift in U.S foreign policy with China: “We seek a relationship grounded in fairness, reciprocity and respect for sovereignty, and we have taken strong and swift action to achieve that goal.” This new tone combined with two rounds of new U.S. tariffs for Chinese imports and signs of a slowing economy acted as a drag on the largest economy within the MSCI Emerging Markets Index. Concurrently, the U.S. Dollar strengthened against most major global currencies, particularly in emerging markets, where those with large current account deficits faced significant pressure, adding to the drag on performance for emerging markets.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2018*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	(4.38)%	9.26%	8.49%

Small Caps	(Russell 2000® Index)	(11.01)%	7.36%	4.41%

International	(MSCI All Country World Index ex USA)	(14.20)%	4.48%	0.68%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	0.01%	2.06%	2.52%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	(2.08)%	7.23%	3.83%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	1.28%	2.30%	3.82%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	1.92%	1.18%	0.78%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*
AMG Renaissance Large Cap Growth Fund
Based on Actual Fund Return
Class N	1.00%	$1,000	$933	$4.89
Class I	0.73%	$1,000	$935	$3.56
Class Z	0.66%	$1,000	$935	$3.22

Based on Hypothetical 5% Annual Return
Class N	1.00%	$1,000	$1,020	$5.11
Class I	0.73%	$1,000	$1,022	$3.72
Class Z	0.66%	$1,000	$1,022	$3.36

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Renaissance Large Cap Growth Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended December 31, 2018, the AMG Renaissance Large Cap Growth Fund (Class Z) (the “Fund”) returned (6.88%), compared to the (1.51%) return for the Russell 1000® Growth Index.

MARKET OVERVIEW

The stock market rose strongly over the first nine months of the year, led by the very large capitalization technology stocks that account for a significant percentage of the Russell 1000® Growth Index. Over this period, the Fund underperformed due to underweighted positions in the mega-cap tech area as well as an orientation toward reasonably priced growth companies. In the fourth quarter, stock prices significantly declined and the Fund’s underweighted tech positions and orientation toward lower P/E companies helped the Fund to outperform its benchmark during the downturn.

Fears of an impending recession accounted for much of the recent weakness in stock prices. While economic growth for 2018 has been strong, a tighter labor market has been putting upward pressure on labor costs, potentially weakening corporate profits. The Federal Reserve (the “Fed”) raised its short-term federal funds rate to 2.5% on December 19, marking its fourth rate increase of 2018 and raising concerns about higher interest rates choking off economic growth in 2019.

Rising short-term interest rates have also closed the gap between short-term and longer-term interest rates. A negative spread between short-term rates such as T-bills and longer-term rates such as the 10-year Treasury results in an inverted yield curve. Every recession in the post-WWII period has been preceded by an inverted yield curve, although not every inverted yield curve has been followed by a recession. When recessions have occurred, the average period between inversion and recession has been one to two years.

Although corporate profit growth is expected to slow over the next few quarters, it remains strongly positive. It would be unusual for the economy to fall into recession while corporate profits are rising. Oil prices spiked higher prior to the last three recessions, while they have dramatically fallen recently, again suggesting that a recession is not imminent. Finally, jobless claims have tended to rise ahead of major economic downturns, and they continue to decline at present.

Recessions are an inevitable part of the business cycle, and eventually one will occur. However, it appears that the markets may have reacted to exaggerated recession fears this past quarter. Tolerating short-term market volatility is likely to continue to result in good returns for long-term investors.

While stock prices took a tumble in the fourth quarter, corporate earnings and earnings expectations did not. S&P 500® Index earnings for 2018 are expected to be 22.2% higher than 2017 levels, and current expectations suggest another 7.6% for 2019, according to FactSet. The result has been a “multiple compression” for the market, where the price/earnings ratio of the S&P 500® on forward earnings has dropped from above 18x in late 2017 to below 15x today, marking the lowest multiple in five years.[1] While higher interest rates could be expected to result in slightly lower P/E multiples for stocks, it is worth noting that the Fed’s most recent commentary indicates that they believe a 2.75% federal funds rate is effectively a “neutral” level. This is only 0.25% above where the rate is today and suggests that we may be near the end of the Fed’s interest rate increases.

PERFORMANCE REVIEW

For the year 2018, the Fund’s under weighting in the consumer staples and energy sectors along with an over weighted position in the health care sector made the most positive contribution to relative returns. Notable performers over the period include O’Reilly Automotive (ORLY, +43%), Xilinx (XLNX, +33%), and Adobe, Inc. (ADBE, +29%). On the negative side, our stock selections in financials and health care sectors detracted the most from our relative performance for the year. Notable underperformers include Synchrony Financial (SFY, -40%), Celgene (CELG, -39%), and Southwest Airlines (LUV, -28%).

OUTLOOK

From a historical context, the sharp decline in stock prices in the fourth quarter suggests that better returns lie ahead. On average, the market has done quite well over subsequent periods after a quarterly decline of 13% or more. If one looks at the 75+ year period from 1940 on, the one-year return of the market following a 13%+ quarterly decline has been positive in 11 of 12 periods (91%). Returns over the following three- and five-year periods have been positive in every case.[2]

History can be an imperfect guide to the future, and market volatility may persist in the short term. However, we believe that market fundamentals remain favorable, and investors with a long-term horizon should continue to benefit from investment in stocks. We favor high-quality stocks offering strong growth potential while selling at reasonable valuations.

[1]FactSet

[2]Bloomberg

This commentary reflects the viewpoints of The Renaissance Investment Group LLC as of December 31, 2018, and is not intended as a forecast or guarantee of future results.

4

AMG Renaissance Large Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Renaissance Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Renaissance Large Cap Growth Fund’s Class Z shares on June 03, 2009 (commencement of operations) to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Renaissance Large Cap Growth Fund and the Russell 1000® Growth Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year		Five Years	Ten Years	Since Inception	Inception Date

AMG Renaissance Large Cap Growth Fund[2,3,4]

Class N	(7.23%	)	7.71%	—	11.88%	06/03/09

Class I	(7.00%	)	8.07%	—	12.22%	06/03/09

Class Z	(6.88%	)	8.20%	—	12.40%	06/03/09

Russell 1000® Growth Index[5]	(1.51%	)	10.40%	15.29%	14.58%	06/03/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	The date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]  The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[5]  The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 1000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Renaissance Large Cap Growth Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	35.3

Health Care	16.3

Consumer Discretionary	14.5

Industrials	14.4

Financials	8.7

Communication Services	6.7

Materials	3.7

Short-Term Investments	1.2

Other Assets Less Liabilities	(0.8)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Dollar General Corp.	2.0
The Home Depot, Inc.	1.9
The Walt Disney Co.	1.9
Biogen, Inc.	1.9
Zoetis, Inc.	1.9
O’Reilly Automotive, Inc.	1.9
Total System Services, Inc.	1.9
Norfolk Southern Corp.	1.9
Berry Global Group, Inc.	1.9
Texas Instruments, Inc.	1.9

Top Ten as a Group	19.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Renaissance Large Cap Growth Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value

Common Stocks - 99.6%
Communication Services - 6.7%
Activision Blizzard, Inc.	30,157	$1,404,411
Alphabet, Inc., Class A*	1,773	1,852,714
Comcast Corp., Class A	56,290	1,916,675
IAC/InterActiveCorp*	10,322	1,889,339
Total Communication Services		7,063,139
Consumer Discretionary - 14.5%
Burlington Stores, Inc.*,1	11,809	1,920,970
Carnival Corp.	33,939	1,673,193
Dick’s Sporting Goods, Inc.[1]	55,313	1,725,765
Dollar General Corp.	18,913	2,044,117
The Home Depot, Inc.	11,879	2,041,050
O’Reilly Automotive, Inc.*	5,860	2,017,774
Ross Stores, Inc.	21,053	1,751,609
The Walt Disney Co.	18,472	2,025,455
Total Consumer Discretionary		15,199,933
Financials - 8.7%
American Express Co.	18,987	1,809,841
The Progressive Corp.	32,350	1,951,676
S&P Global, Inc.	11,178	1,899,589
SVB Financial Group*	8,786	1,668,637
Synchrony Financial	78,670	1,845,598
Total Financials		9,175,341
Health Care - 16.3%
AbbVie, Inc.	20,471	1,887,222
Anthem, Inc.	7,175	1,884,370
athenahealth, Inc.*	14,126	1,863,643
Biogen, Inc.*	6,729	2,024,891
Celgene Corp.*	26,002	1,666,468
Cigna Corp.	9,924	1,884,766
Gilead Sciences, Inc.	30,982	1,937,924
UnitedHealth Group, Inc.	7,711	1,920,964
Zoetis, Inc.	23,635	2,021,738
Total Health Care		17,091,986
Industrials - 14.4%
The Boeing Co.	6,036	1,946,610
Illinois Tool Works, Inc.	14,795	1,874,379
Lockheed Martin Corp.	6,652	1,741,760
Norfolk Southern Corp.	13,189	1,972,283
Rockwell Automation, Inc.	12,461	1,875,131
Snap-on, Inc.[1]	13,226	1,921,605
Southwest Airlines Co.	39,822	1,850,927

	Shares	Value

Union Pacific Corp.	13,624	$1,883,245
Total Industrials		15,065,940
Information Technology - 35.3%
Adobe, Inc.*	8,364	1,892,271
Apple, Inc.	11,300	1,782,462
CDW Corp.	24,123	1,955,169
Cisco Systems, Inc.	45,025	1,950,933
Citrix Systems, Inc.	18,592	1,904,936
Cognizant Technology Solutions Corp., Class A	29,687	1,884,531
Facebook, Inc., Class A*	11,517	1,509,764
Fidelity National Information Services, Inc.	18,514	1,898,611
International Business Machines Corp.	16,241	1,846,114
KLA-Tencor Corp.	20,988	1,878,216
Lam Research Corp.	12,707	1,730,312
Mastercard, Inc., Class A	10,018	1,889,896
Microsoft Corp.	18,549	1,884,022
NetApp, Inc.	26,979	1,609,837
Oracle Corp.	41,197	1,860,045
PayPal Holdings, Inc.*	22,427	1,885,886
Texas Instruments, Inc.	20,706	1,956,717
Total System Services, Inc.	24,548	1,995,507
Visa, Inc., Class A	14,253	1,880,541
Xilinx, Inc.	22,510	1,917,177
Total Information Technology		37,112,947
Materials - 3.7%
Berry Global Group, Inc.*	41,346	1,965,176
Crown Holdings, Inc.*,1	46,772	1,944,312
Total Materials		3,909,488
Total Common Stocks
(Cost $107,466,813)		104,618,774

	Principal
	Amount
Short-Term Investments - 1.2%
Joint Repurchase Agreements - 1.2%[2]
Cantor Fitzgerald Securities, Inc., dated 12/31/18, due 01/02/19, 3.350% total to be received $217,376 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 10.000%, 01/25/19 -10/20/68, totaling $221,683)	$217,336	217,336

The accompanying notes are an integral part of these financial statements.
7

AMG Renaissance Large Cap Growth Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Joint Repurchase Agreements - 1.2%[2] (continued)
RBC Dominion Securities, Inc., dated 12/31/18, due 01/02/19, 3.020% total to be received $1,000,168 (collateralized by various U.S. Government Agency Obligations, 3.000% -7.000%, 10/01/25 - 10/20/48, totaling $1,020,000)	$1,000,000	$1,000,000

Total Joint Repurchase Agreements		1,217,336

Total Short-Term Investments (Cost $1,217,336)		1,217,336

Value
Total Investments - 100.8%
(Cost $108,684,149)	$105,836,110
Other Assets, less Liabilities - (0.8)%	(845,020)
Net Assets - 100.0%	$104,991,090

* Non-income producing security.	[2] Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[1]   Some or all of these securities, amounting to $7,456,590 or 7.1% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$104,618,774	—	—	$104,618,774
Short-Term Investments
Joint Repurchase Agreements	—	$1,217,336	—	1,217,336

Total Investments in Securities	$104,618,774	$1,217,336	—	$105,836,110

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
8

Statement of Assets and Liabilities December 31, 2018

AMG Renaissance Large Cap Growth Fund

Assets:
Investments at Value[1] (including securities on loan valued at $7,456,590)	$105,836,110
Receivable for investments sold	3,939,166
Dividend, interest and other receivables	69,794
Receivable for Fund shares sold	64,955
Receivable from affiliate	21,869
Prepaid expenses and other assets	12,011

Total assets	109,943,905

Liabilities:
Payable upon return of securities loaned	1,217,336
Payable for Fund shares repurchased	1,114,946
Interfund loan payable	2,388,276
Due to custodian	89,641
Accrued expenses:

Investment advisory and management fees	48,043

Administrative fees	14,433

Distribution fees	12,333

Shareholder service fees	2,286

Professional fees	33,052

Other	32,469

Total liabilities	4,952,815

Net Assets	$104,991,090
[1] Investments at cost	$ 108,684,149

The accompanying notes are an integral part of these financial statements.
9

Statement of Assets and Liabilities (continued)

AMG Renaissance Large Cap Growth Fund

Net Assets Represent:

Paid-in capital	$107,170,466

Distributable earnings (loss)	(2,179,376)

Net Assets	$104,991,090

Class N:

Net Assets	$54,595,229

Shares outstanding	5,208,809

Net asset value, offering and redemption price per share	$10.48

Class I:

Net Assets	$11,246,897

Shares outstanding	1,063,280

Net asset value, offering and redemption price per share	$10.58

Class Z:

Net Assets	$39,148,964

Shares outstanding	3,753,729

Net asset value, offering and redemption price per share	$10.43

The accompanying notes are an integral part of these financial statements.
10

Statement of Operations For the fiscal year ended December 31, 2018

AMG Renaissance Large Cap Growth Fund
Investment Income:
Dividend income	$2,035,863
Securities lending income	3,974
Total investment income	2,039,837
Expenses:
Investment advisory and management fees	674,663
Administrative fees	210,811
Distribution fees - Class N	165,289
Shareholder servicing fees - Class N	60,503
Shareholder servicing fees - Class I	10,934
Registration fees	63,018
Reports to shareholders	46,074
Professional fees	43,090
Transfer agent fees	21,364
Custodian fees	17,585
Trustee fees and expenses	12,759
Miscellaneous	12,066
Total expenses before offsets	1,338,156
Expense reimbursements	(167,279)
Expense reductions	(8,922)
Net expenses	1,161,955

Net investment income	877,882
Net Realized and Unrealized Loss:
Net realized gain on investments	18,963,412
Net change in unrealized appreciation/depreciation on investments	(27,091,924)
Net realized and unrealized loss	(8,128,512)

Net decrease in net assets resulting from operations	$(7,250,630)

The accompanying notes are an integral part of these financial statements.
11

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Renaissance Large Cap Growth Fund

	2018	2017

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$877,882	$1,045,740

Net realized gain on investments	18,963,412	6,272,146

Net change in unrealized appreciation/depreciation on investments	(27,091,924)	17,629,825

Net increase (decrease) in net assets resulting from operations	(7,250,630)	24,947,711

Distributions to Shareholders:[1]

Class N	(10,843,577)	(2,185,077)

Class I	(2,227,634)	(424,475)

Class Z	(8,239,995)	(3,309,392)

Total distributions to shareholders	(21,311,206)	(5,918,944)

Capital Share Transactions:[2]

Net increase (decrease) from capital share transactions	(51,703,589)	94,519,228

Total increase (decrease) in net assets	(80,265,425)	113,547,995

Net Assets:

Beginning of year	185,256,515	71,708,520

End of year[3]	$104,991,090	$185,256,515

[1]	See Note 1(d) of the Notes to Financial Statements.
[2]	See Note 1(g) of the Notes to Financial Statements.
[3]	Net Assets End of year includes undistributed net investment income of $3,681 in 2017. During 2018, the requirement to disclose undistributed net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.
12

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$14.03	$11.86	$11.10	$11.51	$11.80

Income (loss) from Investment Operations:

Net investment income[2,3]	0.06	0.08	0.04	0.01	0.03

Net realized and unrealized gain (loss) on investments	(1.09)	2.54	0.94	(0.18)	2.30

Total income (loss) from investment operations	(1.03)	2.62	0.98	(0.17)	2.33

Less Distributions to Shareholders from:

Net investment income	(0.07)	(0.07)	(0.05)	–	(0.03)

Net realized gain on investments	(2.45)	(0.38)	(0.17)	(0.24)	(2.59)

Total distributions to shareholders	(2.52)	(0.45)	(0.22)	(0.24)	(2.62)

Net Asset Value, End of Year	$10.48	$14.03	$11.86	$11.10	$11.51

Total Return[3]	(7.23)%[4]	22.03%[4]	8.81%[4]	(1.53)%[4]	19.59%

Ratio of net expenses to average net assets[5]	1.00%	1.02%	1.15%	1.14%	1.14%

Ratio of gross expenses to average net assets[6]	1.12%	1.16%	1.44%	1.58%	1.97%

Ratio of net investment income to average net assets[3]	0.45%	0.59%	0.39%	0.09%	0.23%

Portfolio turnover	38%	33%	37%	48%	60%

Net assets end of year (000’s) omitted	$54,595	$70,781	$3,069	$2,533	$7,239

13

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2018	2017	2016 [1]	2015	2014

Net Asset Value, Beginning of Year	$14.17	$11.94	$11.17	$11.59	$11.87

Income (loss) from Investment Operations:

Net investment income[2,3]	0.10	0.11	0.08	0.06	0.07

Net realized and unrealized gain (loss) on investments	(1.11)	2.58	0.94	(0.20)	2.33

Total income (loss) from investment operations	(1.01)	2.69	1.02	(0.14)	2.40

Less Distributions to Shareholders from:

Net investment income	(0.13)	(0.08)	(0.08)	(0.04)	(0.05)

Net realized gain on investments	(2.45)	(0.38)	(0.17)	(0.24)	(2.63)

Total distributions to shareholders	(2.58)	(0.46)	(0.25)	(0.28)	(2.68)

Net Asset Value, End of Year	$10.58	$14.17	$11.94	$11.17	$11.59

Total Return[3]	(7.00)%[4]	22.46%[4]	9.12%[4]	(1.23)%[4]	20.08%[4]

Ratio of net expenses to average net assets[5]	0.74%	0.76%	0.81%	0.80%	0.75%

Ratio of gross expenses to average net assets[6]	0.86%	0.90%	1.10%	1.23%	1.59%

Ratio of net investment income to average net assets[3]	0.71%	0.85%	0.73%	0.52%	0.51%

Portfolio turnover	38%	33%	37%	48%	60%

Net assets end of year (000’s) omitted	$11,247	$13,635	$14,173	$17,189	$14,343

14

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2018	2017	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$14.00	$11.81	$11.04	$11.45	$11.76

Income (loss) from Investment Operations:

Net investment income[2,3]	0.11	0.13	0.10	0.09	0.08

Net realized and unrealized gain (loss) on investments	(1.09)	2.53	0.94	(0.21)	2.31

Total income (loss) from investment operations	(0.98)	2.66	1.04	(0.12)	2.39

Less Distributions to Shareholders from:

Net investment income	(0.14)	(0.09)	(0.10)	(0.05)	(0.07)

Net realized gain on investments	(2.45)	(0.38)	(0.17)	(0.24)	(2.63)

Total distributions to shareholders	(2.59)	(0.47)	(0.27)	(0.29)	(2.70)

Net Asset Value, End of Year	$10.43	$14.00	$11.81	$11.04	$11.45

Total Return[3]	(6.88)%[4]	22.50%[4]	9.38%[4]	(1.06)%[4]	20.15%[4]

Ratio of net expenses to average net assets[5]	0.66%	0.65%	0.65%	0.64%	0.64%

Ratio of gross expenses to average net assets[6]	0.78%	0.79%	0.94%	1.07%	1.51%

Ratio of net investment income to average net assets[3]	0.79%	0.96%	0.89%	0.76%	0.63%

Portfolio turnover	38%	33%	37%	48%	60%
Net assets end of year (000’s) omitted	$39,149	$100,840	$54,467	$43,966	$8,184

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended December 31, 2018, less than 0.01%, 0.01%, 0.02% and 0.02% for the fiscal years ended 2017, 2016, 2015 and 2014, respectively.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

15

Notes to Financial Statements December 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Renaissance Large Cap Growth Fund. (the “Fund”).

The Fund offers Class N, Class I, and Class Z, shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Stocks in the information technology sector comprise a significant portion of the Fund’s portfolio at December 31, 2018. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or

16

Notes to Financial Statements (continued)

similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Fund had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the year ended December 31, 2018, the impact on the expenses and expense ratios, if any, was $8,922 or 0.01%, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Temporary differences are primarily due to wash sales.

The distributions disclosed on the Statements of Changes in Net Assets for the fiscal year ended December 31, 2017 were from the following sources:

	Net Investment Income	Realized Gain on Investments

Class N	$328,989	$1,856,088

Class I	70,668	353,807

Class Z	642,121	2,667,271

Total	$1,041,778	$4,877,166

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

Distributions paid from:	2018	2017

Ordinary income	$875,561	$1,042,059

Short-term capital gains	3,451,172	393,247

Long-term capital gains	16,984,473	4,483,638

	$21,311,206	$5,918,944

As of December 31, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—

Undistributed ordinary income	$6,002

Undistributed short-term capital gains	80,298

Undistributed long-term capital gains	800,964

Late-year loss deferral	—

At December 31, 2018, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net
$108,902,750	$9,556,386	$(12,623,026)	$(3,066,640)

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

17

Notes to Financial Statements (continued)

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2018, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2019, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2018 and December 31, 2017, the capital stock transactions by class for the Fund were as follows:

	December 31, 2018		December 31, 2017

	Shares	Amount	Shares	Amount
Class N:

Proceeds from sale of shares	242,635	$3,052,751	275,368	$3,582,061

Reinvestment of distributions	911,217	9,485,764	133,176	1,877,777

Proceeds from sale of shares issued in connection with merger[1]	—	—	4,949,178	65,580,049

Cost of shares repurchased	(989,480)	(13,640,147)	(572,038)	(7,719,590)

Net increase (decrease)	164,372	$(1,101,632)	4,785,684	$63,320,297

Class I:

Proceeds from sale of shares	167,206	$2,360,552	314,464	$4,224,154

Reinvestment of distributions	210,901	2,216,567	28,966	412,187

Proceeds from sale of shares issued in connection with merger[1]	—	—	357,760	4,782,255

Cost of shares repurchased	(277,393)	(3,918,162)	(925,238)	(12,162,312)

Net increase (decrease)	100,714	$658,957	(224,048)	$(2,743,716)

Class Z:

Proceeds from sale of shares	232,249	$3,332,697	978,783	$12,649,655

Reinvestment of distributions	681,820	7,063,649	155,290	2,184,928

Proceeds from sale of shares issued in connection with merger[1]	—	—	2,961,729	39,171,054

Cost of shares repurchased	(4,361,906)	(61,657,260)	(1,505,944)	(20,062,990)

Net increase (decrease)	(3,447,837)	$(51,260,914)	2,589,858	$33,942,647

1 See Note 8 of the Notes to Financial Statements.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is

18

Notes to Financial Statements (continued)

held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2018, the market value of Repurchase Agreements outstanding was $1,217,336.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by The Renaissance Group LLC (“Renaissance”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Renaissance.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2018, the Funds’ investment management fee were paid at the following annual rates of the Fund’s average daily net assets:

on the first $50 million	0.55%

on the next $25 million	0.50%

on the next $25 million	0.45%

on balance over $100 million	0.40%

Prior to May 1, 2017, the annual rate for the Fund’s investment management fee was 0.55% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2019, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 0.66% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2018, the Fund’s expiration of recoupment is as follows:

Expiration Period

Less than 1 year	$185,526

Within 2 years	152,975

Within 3 years	167,279

Total Amount Subject to Recoupment	$505,780

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares.

For each of the Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

19

Notes to Financial Statements (continued)

The impact on the annualized expense ratios for the fiscal year ended December 31, 2018, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred
Class N	0.15%	0.09%
Class I	0.15%	0.08%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2018, the Fund borrowed a maximum of $22,138,971 for sixteen days paying interest of $6,503. The interest amount is included in the statement of operations as miscellaneous expense. At December 31, 2018, the Fund had an interfund loan of $2,388,276 outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2018, were $52,588,473 and $122,194,076, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2018.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and, effective October 1, 2018, may also be accepted in U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash and securities collateral received at December 31, 2018, were as follows:

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
$7,456,590	$1,217,336	$6,296,204	$7,513,540

The following table summarizes the securities received as collateral for securities lending:

Collateral Type	Coupon Range	Maturity Date Range
U.S.Treasury Obligations	0.000%-8.750%	01/17/19-08/15/47

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

20

Notes to Financial Statements (continued)

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2018:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount

Cantor Fitzgerald Securities, Inc.	$217,336	$217,336	—	—

RBC Dominion Securities, Inc.	1,000,000	1,000,000	—	—

Total	$1,217,336	$1,217,336	—	—

7. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. The Fund has early adopted these changes and there was no significant impact on the financial statements and accompanying notes.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. The Fund has adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

8. FUND MERGER

On July 31, 2017, the Fund acquired all the net assets of AMG Managers Cadence Capital Appreciation Fund (“Capital Appreciation”) based on the respective valuations as of the close of business on July 28, 2017, pursuant to a Plan of Reorganization approved by the shareholders of Capital Appreciation on July 20, 2017.

The acquisition was accomplished by a tax-free exchange of 4,949,178 Class N shares of the Fund at a net asset value of $13.25 per share for 2,060,117 Class N shares of Capital Appreciation; 357,760 Class I shares of the Fund at a net asset value of $13.37 per share for 148,110 Class I shares of Capital Appreciation; and 2,961,729 Class Z shares of the Fund at a net asset value of $13.23 per share for 1,187,364 Class Z shares of Capital Appreciation.

The net assets of the Fund and Capital Appreciation immediately before the acquisition were $75,748,095 and $109,533,358, respectively, including unrealized depreciation of $125,340 for Capital Appreciation. Immediately after the acquisition, the combined net assets of the Fund amounted to $185,281,453. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Capital Appreciation was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming this reorganization had been completed on January 1, 2017, the Fund’s results of operations for the year ended December 31, 2017 would have been as follows:

Net Investment Income	$1,339,704

Realized and Unrealized Gain on Investments	39,367,419

Net Increase to Net Assets from Operations	$40,707,123

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Fund that have been included in its statements of operations for the year ended December 31, 2017.

9. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require an additional disclosure in or adjustment of the Fund’s financial statements.

21

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG RENAISSANCE LARGE CAP GROWTH FUND

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Renaissance Large Cap Growth Fund (one of the funds constituting AMG Funds, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2019

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

22

Other Information

TAX INFORMATION

The AMG Renaissance Large Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Renaissance Large Cap Growth Fund hereby designates $16,984,473 as a capital gain distribution with respect to the taxable fiscal year ended December 31, 2018, or if subsequently determined to be different, the net capital gains of such year.

23

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in
Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012	Bruce B. Bingham, 70
• Oversees 55 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999	Edward J. Kaier, 73
• Oversees 55 Funds in Fund Complex

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Kurt A. Keilhacker, 55
• Oversees 58 Funds in Fund Complex

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000	Steven J. Paggioli, 68
• Oversees 55 Funds in Fund Complex

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013	Richard F. Powers III, 73
• Oversees 55 Funds in Fund Complex	Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman	Eric Rakowski, 60
• Trustee since 2000 • Oversees 58 Funds in Fund Complex

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 53
• Oversees 58 Funds in Fund Complex

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004	Thomas R. Schneeweis, 71
• Oversees 55 Funds in Fund Complex

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

24

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in
Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 58 Funds in Fund Complex

Christine C. Carsman, 66

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc.(2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer,AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

25

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 52

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 48

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 33

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

26

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

The Renaissance Group LLC

625 Eden Park Drive, Suite 1200

Cincinnati, OH 45202

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com |	29

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

Lord, Abbett &Co.LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	123118 AR024

ANNUAL REPORT

AMG Funds

December 31, 2018

AMG GW&K Enhanced Core Bond Fund
Class N: MFDAX	Class I: MFDSX	Class C: MFDCX	Class Z: MFDYX

AMG GW&K Municipal Bond Fund
Class N: GWMTX	Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund
Class N: GWMNX	Class I: GWMEX	Class Z: GWMZX

AMG GW&K Small Cap Core Fund
Class N: GWETX	Class I: GWEIX	Class Z: GWEZX

AMG GW&K Small/Mid Cap Fund
Class N: GWGVX	Class I: GWGIX	Class Z: GWGZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-548-4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com |	123118	AR020

AMG Funds Annual Report — December 31, 2018

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Enhanced Core Bond Fund	5

AMG GW&K Municipal Bond Fund	12

AMG GW&K Municipal Enhanced Yield Fund	21

AMG GW&K Small Cap Core Fund	28

AMG GW&K Small/Mid Cap Fund	34

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	40

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	42

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	43

Detail of changes in assets for the past two fiscal years

Financial Highlights	45

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	60

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71

OTHER INFORMATION	72

TRUSTEES AND OFFICERS	73

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

It was a difficult year for financial markets in 2018. Strong domestic economic growth fueled equity returns for the majority of the year, but a pullback in the fourth quarter reversed returns, leaving indices across market caps firmly in negative territory. Investors were driven by signs of deceleration in growth across the globe combined with political uncertainty and tighter monetary policy. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned +9.9% in the first three quarters of the year before a period of heightened volatility resulted in a fourth quarter return of -13.5% and a -4.4% return for the full fiscal year.

In 2018, there was wide performance dispersion across the eleven economic sectors of the S&P 500® Index. Despite a weak fourth quarter, health care, utilities, information technology, and consumer discretionary sectors ended the year on a positive note with returns of +6.4%, +4.1%, +3.4% and +1.9%, respectively. Corporate earnings are expected to continue growing at double digits for the fifth consecutive quarter. According to FactSet, fourth quarter earnings growth for S&P 500® companies is +10.9% (as of January 25, 2019). Growth stocks outperformed value for the first three quarters of the year until the fourth quarter’s risk off environment reversed the trend. Full year returns for the Russell 1000® Growth and Russell 1000® Value Indexes were -1.5% and -8.3%, respectively.

Despite skittish investor sentiment, the U.S. economy continued to show signs of growth, albeit at a slower pace with third quarter GDP growth ringing in at 3.4%. The Federal Reserve raised short-term interest rates four times over the course of the year to end the year at a target rate of 2.25%–2.50%. Higher interest rates eroded the performance of bonds in the first three quarters of the year and a risk off fourth quarter resulted in mixed results. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the year where it began with a 0.0% return for 2018. The yield on the 10-year U.S. Treasury note crossed above 3% at the end of September but fell dramatically as investors sought to insulate themselves from market volatility. During the past year, the short end of the yield curve has risen faster than the longer end, resulting in the 2–10 year Treasury spread of 0.21%. As expected, high yield bonds held up in the rising interest rate environment but struggled in the fourth quarter as investors removed risk from their portfolios. As a result, spreads between investment grade and high yield corporate debt climbed past 300 bps. In 2018, the Bloomberg Barclays U.S. Aggregate Credit Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index returned -2.1% and -2.1%, respectively.

Economic conditions outside the U.S. started the year with strong growth indicators but finished with signs of deceleration. At the European Central Bank’s most recent monetary policy meeting, the governing council issued guidance that quantitative easing measures would continue and interest rates would remain at their present levels through summer of 2019. This is a departure from guidance earlier in the year which indicated the asset repurchase program would come to an end in December 2018 and rates would rise in 2019. The Bank of England increased its target rate in August for the first time since 2009, but deceleration in growth and increased downside risks, including a disorderly Brexit, have halted discussion of additional hikes in the near future.

International equities and emerging markets demonstrated significantly weaker returns, with the MSCI EAFE and MSCI Emerging Markets Index returning -13.8% and -14.6%, respectively, in the 12 months ending December 31, 2018. In a recent speech at the Hudson Institute, Vice President Mike Pence acknowledged China’s aggressive actions toward the United States and highlighted a dramatic shift in U.S foreign policy with China: “We seek a relationship grounded in fairness, reciprocity and respect for sovereignty, and we have taken strong and swift action to achieve that goal.” This new tone combined with two rounds of new U.S. tariffs for Chinese imports and signs of a slowing economy acted as a drag on the largest economy within the MSCI Emerging Markets Index. Concurrently, the U.S. Dollar strengthened against most major global currencies, particularly in emerging markets, where those with large current account deficits faced significant pressure, adding to the drag on performance for emerging markets.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

		Periods ended
Average Annual Total Returns		December 31, 2018*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	(4.38)%	9.26%	8.49%

Small Caps	(Russell 2000® Index)	(11.01)%	7.36%	4.41%

International	(MSCI All Country World Index ex USA)	(14.20)%	4.48%	0.68%

Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	0.01%	2.06%	2.52%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	(2.08)%	7.23%	3.83%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	1.28%	2.30%	3.82%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	1.92%	1.18%	0.78%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*

AMG GW&K Enhanced Core Bond Fund

Based on Actual Fund Return

Class N	0.74%	$1,000	$1,009	$3.75

Class I	0.56%	$1,000	$1,011	$2.84

Class C	1.48%	$1,000	$1,005	$7.48

Class Z	0.49%	$1,000	$1,010	$2.48

Based on Hypothetical 5% Annual Return

Class N	0.74%	$1,000	$1,021	$3.77

Class I	0.56%	$1,000	$1,022	$2.85

Class C	1.48%	$1,000	$1,018	$7.53

Class Z	0.49%	$1,000	$1,023	$2.50
AMG GW&K Municipal Bond Fund
Based on Actual Fund Return

Class N	0.71%	$1,000	$1,018	$3.61

Class I	0.39%	$1,000	$1,020	$1.99
Based on Hypothetical 5% Annual Return

Class N	0.71%	$1,000	$1,022	$3.62

Class I	0.39%	$1,000	$1,023	$1.99

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*

AMG GW&K Municipal Enhanced Yield Fund

Based on Actual Fund Return

Class N	0.99%	$1,000	$999	$4.99

Class I	0.64%	$1,000	$1,001	$3.23

Class Z	0.59%	$1,000	$1,001	$2.98

Based on Hypothetical 5% Annual Return

Class N	0.99%	$1,000	$1,020	$5.04

Class I	0.64%	$1,000	$1,022	$3.26

Class Z	0.59%	$1,000	$1,022	$3.01
AMG GW&K Small Cap Core Fund
Based on Actual Fund Return

Class N	1.27%	$1,000	$818	$5.82

Class I	0.95%	$1,000	$820	$4.36

Class Z	0.90%	$1,000	$820	$4.13

Based on Hypothetical 5% Annual Return

Class N	1.27%	$1,000	$1,019	$6.46

Class I	0.95%	$1,000	$1,020	$4.84

Class Z	0.90%	$1,000	$1,021	$4.58

3

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*

AMG GW&K Small/Mid Cap Fund

Based on Actual Fund Return

Class N	1.10%	$1,000	$873	$5.19

Class I	0.95%	$1,000	$873	$4.49

Class Z	0.85%	$1,000	$874	$4.01

Based on Hypothetical 5% Annual Return

Class N	1.10%	$1,000	$1,020	$5.60

Class I	0.95%	$1,000	$1,020	$4.84

Class Z	0.85%	$1,000	$1,021	$4.33

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

4

AMG GW&K Enhanced Core Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond Fund (Class N) (the Fund) returned -1.48% for the year ended December 31, 2018, compared to the return of 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index).

At the start of 2018, fixed income markets endured turbulence, as the narrative shifted abruptly from one of optimism surrounding synchronized global growth to one of risk-aversion. Rates began the quarter under pressure due to concerns that the global economy was doing too well—strong GDP out of Europe and Asia, better-than-expected corporate profits in the U.S., and high consumer confidence pushed inflation expectations to their highest level in years. Meanwhile, equities traded at record highs and credit spreads reached decade lows. But when wage growth unexpectedly showed signs of accelerating at its fastest pace since 2009, the story changed. Interest rates spiked, equities headed toward their first correction in two years, and volatility soared. Hawkish rhetoric from the White House raised the potential for a global trade war, the prospect of increased regulation weighed heavily on the technology space, and worries about overly aggressive U.S. Federal Reserve policy stoked fears of a recession. The debate continued as to whether the tumult was simply a healthy consolidation or a more ominous sign of things to come.

Fixed income markets were less volatile in the second quarter though interest rates continued to rise as a stronger economy outweighed geopolitical tensions. The 10-year U.S. Treasury crossed 3% for the first time since the end of 2013 and hit a seven-year high before reversing course on concerns over Italy’s political crisis. Yields at the shorter end of the curve moved even more, creating the flattest curve in over ten years, as the Federal Reserve, up until this point, had raised rates for the second time this year and seventh time since the start of its tightening path. Positive readings from the housing market, retail sales, and business investment pointed to an improving economy while the job market continued to chug along with unemployment at levels not seen in nearly 20 years. The strong labor market and lower income tax rates resulted in solid consumer spending and record corporate profits. However, the synchronized global growth story was called into question toward the end of the quarter by a negative GDP print in Japan, softness in Europe, and emerging trade disputes. Furthermore, central banks seemed keen on pulling back from overly accommodative monetary policy.

Those potential disruptors did little to dent the economic environment in the U.S., but were a concern to investors as we entered the second half of the year.

Risk appetite returned to fixed income markets in the third quarter, sending interest rates higher and credit spreads tighter. Investors largely shrugged off persistent trade tensions, the specter of tighter monetary policy, and turmoil in emerging markets. Instead, market sentiment was lifted by a healthy outlook for corporate earnings, a surge in consumer and business confidence, and the renewed prospect of synchronized global growth. On top of that, the Federal Reserve remained transparent and predictable in its normalization of monetary policy, promising an orderly shift to a neutral interest rate environment.

Investor sentiment deteriorated significantly in the fourth quarter as markets grew increasingly concerned about global growth, tightening Fed policy, and escalating trade tensions with China. These concerns took precedence over domestic economic data that, on balance, remains solid. The dominant narrative of synchronized global growth suddenly shifted to a serious debate around whether the post-crisis economic recovery was coming to an end—or worse. As expected, the Fed raised rates and tilted in a dovish direction, but not nearly enough for investors, who wanted a pause. Instead the Fed merely signaled a modestly slower pace of tightening along with continued balance sheet reduction. Volatility surged as a result, and risk assets sold off in a swift and decisive rebuke of Fed policy.

The Treasury market was the primary beneficiary of the risk-off mode. After briefly reaching a new multi-year high in response to strong economic data, the 10-year Treasury rate sharply changed course as a decisive flight to quality drove the yield to its lowest level since April. Much of the conversation fixated on the growth implications of the flattening yield curve as it finished the year at its flattest slope in a decade with spreads between 2/10-year Treasuries at just 20 basis points. The spread between 2/5-years ended at 2 basis points, but actually inverted at one point during the quarter.

Tightening financial conditions and thin year-end liquidity also took their toll on risk assets. U.S. stocks sank to a 17-month low in the most significant selloff in ten years. The corporate bond market suffered alongside equities, and spreads reached their widest levels since 2016. The selloff in the high yield market was particularly dramatic, as spreads in early October briefly touched their tightest level of the cycle, only to be followed by one of the worst repricing episodes in history. The sector was particularly hard hit by a record-setting plunge in crude oil prices. Investment grade corporates continued their almost year-long struggle, and like equities experienced their worst year in a decade. Growing concerns about the end of the cycle, rising corporate borrowing costs, and ratings downgrade anxiety (specifically among BBB-rated securities) drove the decline. Mortgage-backed securities lagged Treasuries due to their shorter duration profile amidst a significant rally in rates and modest spread widening as a result of a challenging technical backdrop.

Yields rose across the Treasury curve in 2018, but the bond market eked out a small gain, as losses in the first half of the year were offset by marginal gains in Q3 and strong gains in Q4. Rates, which had been marching higher throughout most of the period, plunged in the last quarter due to global growth and trade concerns. Investors turned abruptly from risk to drive markets such as stocks, investment grade corporates, and high yield down for the year. The rub was that stocks had made all-time highs just a few months ago, high yield spreads hit a cycle-low in early October, and investment grade corporate spreads hit their lows in February. Along with growth and trade worries, investors fretted about the Fed possibly having a tin ear to market signals, helping to spike volatility and drive many assets down. In fact, not many assets finished in the black in 2018 and the Bloomberg Barclays U.S. Aggregate Bond Index was only up a miniscule 0.01%.

For the year, the Fund underperformed its benchmark. The Fund’s overweight to spread product was the top detractor from performance as investment grade corporate bonds were the worst performing sector of the Index. Notably, our selection within investment grade was a positive factor. Our out-of-benchmark allocation to high yield corporates had a negative impact, as high yield underperformed the Index. Our overweight to taxable municipals within the government-related sector was a slight detractor, as spreads increased during the year. Our mortgage-backed securities allocation was overall neutral, as sector outperformance was offset by our security selection being a small detractor. The strategy’s yield curve positioning was also relatively neutral.

5

AMG GW&K Enhanced Core Bond Fund Portfolio Manager’s Comments (continued)

Volatility in the capital markets has so far exhibited little effect on the real economy. While growth is moderating from the strong pace we saw earlier in the year, economic indicators still point to an above-trend rate of economic expansion for 2019. Additionally, the Fed has signaled they are now “data dependent” and thus likely nearing the end of their three year tightening cycle. In this environment, rates should be range-bound. As such, we are keeping our portfolio duration close to neutral

Concerns that global growth is slowing continue to rise even as evidence of a downturn remains scant, suggesting that risk assets have moved meaningfully toward pricing in a recession that may not occur. As a result, valuations appear increasingly attractive. With economic data that continues to exhibit positive momentum and a Fed that seems to have adopted a more cautious stance, we remain constructive on the corporate bond market. The fundamentals for high yield remain favorable, as record cash flow, strong interest coverage, and low default rates should keep spreads contained. Investment grade companies are also on solid footing supported by steady U.S. growth that continues to underpin earnings and support ample interest coverage. That said, we recognize that we are approaching the end of the cycle and continue to have a preference for higher quality and less capital intensive sectors of the corporate bond market. We have significantly reduced our exposure to BBB-rated debt, where investors are most concerned about potential ratings downgrades. Our allocation to mortgage-backed securities remains neutral, though we are becoming more constructive on the sector as the demand outlook and valuation improves. We continue to favor seasoned mortgage pools that should better withstand the continued runoff in the Fed’s balance sheet next year.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2018, and is not intended as a forecast or guarantee of future results.

6

AMG GW&K Enhanced Core Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Enhanced Core Bond Fund’s Class N shares on December 31, 2008 to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG GW&K Enhanced Core Bond Fund[2,3,4,5,6,7]

Class N	(1.48%)	1.46%	5.28%	5.09%	01/02/97

Class I	(1.27%)	1.66%	—	1.48%	11/30/12

Class C8	(2.23%)	0.72%	4.49%	4.25%	03/05/98

Class Z	(1.23%)	1.72%	5.54%	5.47%	01/02/97
Bloomberg Barclays U.S. Aggregate Bond Index[9]	0.01%	2.52%	3.48%	4.98%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4] To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[5]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[6]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]  Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[8] Closed to new investments.

[9]  The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG GW&K Enhanced Core Bond Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Category	% of Net Assets
Corporate Bonds and Notes	47.5

U.S. Government and Agency Obligations	43.5

Municipal Bonds	7.7

Short-Term Investments	0.7

Other Assets Less Liabilities	0.6

Rating	% of Market Value[1]
U.S. Government and Agency Obligations	44.0

Aaa	1.0

Aa	11.3

A	13.4

Baa	14.5

Ba	15.3

B	0.5

[1]	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
FNMA, 4.000%, 10/01/43	7.6
FNMA, 4.500%, 04/01/41	5.3
United States Treasury Bonds, 4.500%, 02/15/36	4.6
FHLMC Gold Pool, 5.000%, 10/01/36	3.3
United States Treasury Notes, 2.000%, 11/30/22	3.1
FNMA, 3.500%, 11/01/42	2.7
FNMA, 3.500%, 03/01/46	2.6
FNMA, 4.500%, 05/01/39	2.6
FNMA, 4.000%, 09/01/25	2.5
Apple, Inc., 3.101%, 02/09/22	2.5

Top Ten as a Group	36.8

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG GW&K Enhanced Core Bond Fund Schedule of Portfolio Investments December 31, 2018

	Principal Amount	Value

Corporate Bonds and Notes - 47.5%

Financials - 12.8%

Aircastle, Ltd.
5.000%, 04/01/23	$170,000	$170,830

American Tower Corp.
4.400%, 02/15/26	362,000	362,265

Bank of America Corp., MTN
3.875%, 08/01/25	541,000	535,653

CIT Group, Inc.
5.000%, 08/15/22	350,000	346,062

Crown Castle International Corp.
5.250%, 01/15/23	340,000	353,384

CyrusOne, LP / CyrusOne Finance Corp.
5.000%, 03/15/24	179,000	175,868

Host Hotels & Resorts, LP
Series C
4.750%, 03/01/23	346,000	353,822

JPMorgan Chase & Co.
2.950%, 10/01/26	395,000	365,166

MGM Resorts International
7.750%, 03/15/22	333,000	355,061

National Rural Utilities Cooperative Finance Corp., MTN
3.250%, 11/01/25	370,000	365,153

Visa, Inc.
4.300%, 12/14/45	340,000	352,224

Wells Fargo & Co.
(3 month LIBOR + 0.930%)
3.548%, 02/11/221	908,000	902,513

Total Financials		4,638,001

Industrials - 34.7%

The ADT Security Corp.
6.250%, 10/15/21	167,000	170,131

AES Corp.
4.875%, 05/15/23	358,000	350,840

Anheuser-Busch InBev Finance, Inc.
3.300%, 02/01/23	350,000	340,643

Antero Resources Corp.
5.125%, 12/01/22	172,000	162,325

Apple, Inc.
(3 month LIBOR + 0.500%)
3.101%, 02/09/221	909,000	908,909

Aramark Services, Inc.
5.125%, 01/15/24	171,000	169,718

AT&T, Inc.
4.250%, 03/01/27	370,000	362,610

Automatic Data Processing, Inc.
3.375%, 09/15/25	549,000	545,038

	Principal Amount	Value

Ball Corp.
5.250%, 07/01/25	$335,000	$335,000

Burlington Northern Santa Fe LLC
6.150%, 05/01/372	430,000	524,725

CDW LLC / CDW Finance Corp.
5.500%, 12/01/24	356,000	353,330

Charter Communications Operating LLC / Charter Communications Operating Capital
4.908%, 07/23/25	347,000	345,521

Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/25	150,000	149,625

Crown Americas LLC / Crown Americas Capital Corp. IV
4.500%, 01/15/23	304,000	297,540

Crown Americas LLC / Crown Americas Capital Corp. V
4.250%, 09/30/26	62,000	55,878

CVS Health Corp.
5.125%, 07/20/45	345,000	337,026

Diamondback Energy, Inc.
4.750%, 11/01/24	318,000	308,460
5.375%, 05/31/25	47,000	45,943

General Motors Financial Co., Inc.
4.250%, 05/15/23	356,000	348,566

The George Washington University,
Series 2018
4.126%, 09/15/48	560,000	561,231

Georgia-Pacific LLC
8.000%, 01/15/24	276,000	331,577

HCA, Inc.
5.000%, 03/15/24	358,000	355,315

Huntsman International LLC
5.125%, 11/15/222	168,000	169,890

International Paper Co.
3.000%, 02/15/27	399,000	363,841

Kaiser Foundation Hospitals
3.150%, 05/01/27	377,000	362,815

Lennar Corp.
4.750%, 11/15/22	354,000	344,707

McDonald’s Corp., MTN
3.700%, 01/30/26	355,000	348,539

Microsoft Corp.
3.750%, 02/12/45	357,000	346,224

Murphy Oil USA, Inc.
6.000%, 08/15/23	167,000	168,461

Northrop Grumman Corp.
3.200%, 02/01/27	381,000	357,888

NuStar Logistics, LP
6.750%, 02/01/21	162,000	164,025

Oracle Corp.
3.800%, 11/15/37	358,000	335,449

The accompanying notes are an integral part of these financial statements.
9

AMG GW&K Enhanced Core Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 34.7% (continued)

Owens Corning
4.200%, 12/15/22	$364,000	$361,734

Penske Automotive Group, Inc.
3.750%, 08/15/20	361,000	353,780

PulteGroup, Inc.
5.500%, 03/01/26	175,000	169,094

Sprint Corp.
7.250%, 09/15/21	166,000	170,316

Teleflex, Inc.
4.875%, 06/01/26	173,000	166,080

Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
2.200%, 07/21/21	198,000	182,114

T-Mobile USA, Inc.
6.500%, 01/15/26	172,000	175,870

Toll Brothers Finance Corp.
4.375%, 04/15/23	185,000	174,363

Vulcan Materials Co.
4.500%, 04/01/25	246,000	244,699

WESCO Distribution, Inc.
5.375%, 06/15/24	175,000	165,594

WPX Energy, Inc.
5.250%, 09/15/24	168,000	152,880

Total Industrials		12,638,314

Total Corporate Bonds and Notes (Cost $18,023,183)		17,276,315

Municipal Bonds - 7.7%

California State General Obligation, School Improvements
7.550%, 04/01/39	485,000	696,455

County of Miami-Dade FL Aviation Revenue, Series C
4.280%, 10/01/41	535,000	542,014

JobsOhio Beverage System, Series B
3.985%, 01/01/29	315,000	325,011

Los Angeles Unified School District, School Improvements
5.750%, 07/01/34	455,000	539,480

Metropolitan Transportation Authority, Transit Improvement
6.668%, 11/15/39	275,000	358,971

New Jersey Economic Development Authority, Pension Funding, Series A (National Insured)
7.425%, 02/15/293	293,000	355,359

Total Municipal Bonds (Cost $2,873,942)		2,817,290

	Principal Amount	Value

U.S. Government and Agency Obligations - 43.5%

Fannie Mae - 27.5%

FNMA
3.500%, 11/01/42 to 03/01/46	$1,923,630	$1,934,774
4.000%, 09/01/25 to 10/01/43	3,910,064	4,012,229
4.500%, 05/01/39 to 08/01/48	3,865,128	4,048,025

Total Fannie Mae		9,995,028

Freddie Mac - 4.6%

FHLMC Gold Pool
3.500%, 02/01/30	483,906	491,230
5.000%, 10/01/36	1,124,647	1,194,654

Total Freddie Mac		1,685,884

U.S. Treasury Obligations - 11.4%

United States Treasury Notes
2.000%, 11/30/22	1,131,000	1,110,677
(U.S. Treasury 3 month Bill Money Market Yield + 0.000%), 2.480%, 01/31/20[1]	368,000	367,877
6.250%, 08/15/23	533,000	619,456

United States Treasury Bonds
3.500%, 02/15/39	340,000	372,068
4.500%, 02/15/36	1,357,000	1,673,192

Total U.S. Treasury Obligations		4,143,270

Total U.S. Government and Agency Obligations (Cost $16,208,210)		15,824,182

Short-Term Investments - 0.7%

Joint Repurchase Agreements - 0.0%#,4

Citigroup Global Markets, Inc., dated 12/31/18, due 01/02/19, 3.000% total to be received $12,573 (collateralized by various U.S. Treasuries, 0.000% - 3.125%, 01/31/19 - 09/09/49, totaling $12,822)	12,571	12,571
	Shares
Other Investment Companies - 0.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[5]	77,373	77,373

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[5]	77,374	77,374

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%[5]	79,718	79,718

Total Other Investment Companies		234,465

Total Short-Term Investments (Cost $247,036)		247,036

Total Investments - 99.4% (Cost $37,352,371)		36,164,823

Other Assets, less Liabilities - 0.6%		210,342

Net Assets - 100.0%		$36,375,165

The accompanying notes are an integral part of these financial statements.
10

AMG GW&K Enhanced Core Bond Fund Schedule of Portfolio Investments (continued)

#	Less than 0.05%.

[1]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2018.

[2]	Some or all of these securities, amounting to $11,740 or 0.0% of net assets, were out on loan to various brokers and are collateralized by cash. See Note 4 of Notes to Financial Statements.

[3]	Security is backed by insurance of financial institutions and financial guaranty assurance agencies. At December 31, 2018, the value amounted to $355,359 or 1.0% of net assets.

[4]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[5]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLMC	Freddie Mac
FNMA	Fannie Mae
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
National Insured	National Public Finance Guarantee Corp.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds and Notes†	—	$17,276,315	—	$17,276,315
Municipal Bonds†	—	2,817,290	—	2,817,290
U.S. Government and Agency Obligations†	—	15,824,182	—	15,824,182
Short-Term Investments
Joint Repurchase Agreements	—	12,571	—	12,571
Other Investment Companies	$234,465	—	—	234,465

Total Investments in Securities	$234,465	$35,930,358	—	$36,164,823

†

All corporate bonds and notes, municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
11

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2018, the AMG GW&K Municipal Bond Fund (Class I) (the Fund) returned 0.87%, underperforming its benchmark, the Bloomberg Barclays 10-Year Municipal Bond Index (the Index), which returned 1.41%.

Intermediate municipal bonds posted their worst first quarter losses since 1994 amid increasing inflation fears. A synchronized global recovery combined with concerns over rising deficits and a tightening labor market pushed interest rates higher. January’s employment report added to the narrative, showing wages growing at the fastest rate in eight years. The inflation breakeven rate, implied by the spread between nominal U.S. Treasuries and Treasury Inflation Protected Securities (TIPs), soared to three-year highs while the yield on the 10-year Treasury note came within a whisker of 3%, a level it has not topped since 2013. But the quarter was filled with turmoil as well, which ultimately kept a lid on rising rates. Equity market volatility, beginning with the unwinding of crowded short-volatility trades and continuing with worries over a protracted trade war and a sharp selloff in technology stocks, drove investors into the safe haven of bonds. The yield on the 10-year Treasury finished March at 2.74%, up +33 basis points for the quarter, but down -21 basis points from the February peak.

For the second quarter, municipals fared better than Treasuries as tax-exempt rates were little changed for the quarter. With the aftershocks of tax reform fading, municipal bonds regained a sense of normalcy and worked through some of the issues that plagued the space in the first quarter. Recall that earlier in the year banks were flooding the market with paper, selling large chunks of their municipal holdings which were no longer as attractive to them under the new lower corporate tax rate. At the time, dealer inventories were already overloaded from the December supply surge and price discovery was limited by a lack of primary issuance. In the second quarter, all of those negative factors reversed. Bank selling slowed to a trickle, dealers eventually shed the additional supply and primary issuance returned closer to normal levels. Demand remained robust throughout, with the usual April tax selling sandwiched between healthy flows into mutual funds. Much of the buying interest was concentrated in shorter maturities, which is fairly typical for a retail-dominated market like municipal bonds. The best performing part of the curve was the five-year, where rates declined five basis points, while the worst was the 10-year, where rates inched up four basis points. At the wings, both the two- and 30-year were essentially unchanged.

In the third quarter, municipals sold off in line with Treasuries. The technical tailwinds that usually create positive momentum in the summer months proved surprisingly muted this year. Normally, we see a considerable drop in new issue supply coupled with a surge in reinvestment demand, two seasonal forces that typically combine to produce strong returns. This year, issuance was down but did not drop as much as expected, especially in August. In addition, flows into mutual funds, which started the quarter at a healthy clip, slowed into mid-summer and actually turned negative in September as rates drifted higher. Banks and insurance companies, which had been significant buyers of tax-exempt paper in recent years, continued to shed exposure due to the changes from last year’s corporate tax reform. This shift has had a particular impact on the long end, where much of the selling has been concentrated, cheapening the relative value ratios of longer maturities in the process.

Municipal bonds posted a furious rally in the fourth quarter, pushing performance, which had been negative throughout the year, back into positive territory. Municipal rates actually rose in the first half of the quarter, touching their highs for the year in November, driven by strong employment data. But the tide turned quickly as concerns over global growth resurfaced, exacerbated by an ongoing trade war with China and fears of peak earnings. A vigilant Federal Reserve (the Fed), sticking to a plan of more rate hikes and a steady unwinding of the balance sheet, only made matters worse. Oil plummeted below $50 a barrel, equities came within a whisker of a bear market, and bonds became the major beneficiary as investors ran for safety. The 10-year AAA municipal yield curve finished December at 2.28%, down -49 basis points from its November peak.

While the flight to quality was the main driver of performance, municipals also benefited from increased clarity on potential tax reform and a supportive technical environment. The election results came in as expected, but municipal participants still breathed a sigh of relief as a split Congress laid to rest any near-term threats to the market, such as capping the exemption, lowering tax rates, or eliminating private activity bonds. Meanwhile, favorable supply/demand factors continued to underpin performance. The larger effect came from a lack of supply. New issue volume was down -44% in the fourth quarter, and -68% in December alone. Mutual fund flows turned positive after 11 straight weeks of net redemptions, helped by heavy seasonal investment demand. And while banks continued to step back from the market, their sales were mostly confined to the long end.

Earlier in the year, we turned down multiple chances to extend duration, mainly because moving out a historically flat yield curve promised more risk than reward. Later in the year, however, an opportunity presented itself. A temporary surge in issuance coincided with a Treasury selloff and a sloppy secondary market that was bloated from mutual fund liquidations and bank selling. This was the time to move: interest rates were spiking, municipal bonds were cheapening relative to Treasuries, and the yield curve was actually steepening. We stepped in and started accumulating bonds that were among the most out of favor: those with maturities between 10 and 15 years. To fund the purchases, we leaned on the liquidity embedded in our shortest holdings, selling securities with maturities inside of five years. In executing the trade, we picked up about 80 basis points in yield, captured wider credit spreads and improved expected return from the additional roll. Duration extended and the move paid immediate dividends, benefiting from the sharp decline in rates and significant flattening of the curve that occurred in November and December

The Fund underperformed the Bloomberg Barclays 10-Year Municipal Bond Index for the year. The Fund’s higher quality bias was a detractor for most of the year as credit spreads tightened and due to less portfolio yield versus the benchmark. When rates declined late in the year, the longer duration position and favorable timing of the extension trade benefited performance. Also, our higher quality bias was a net positive during the final months of the year.

Looking forward, municipal bonds should offer investors a welcome source of value and stability. In 2018, while the Treasury yield curve flattened dramatically, the municipal curve actually steepened. At every major segment, the municipal curve will begin the new year at least twice as steep as its Treasury counterpart. As a result, opportunities to extract relative value and bond roll can be found along the curve. In addition, municipal bonds look well positioned as a haven against continued turbulence in the global markets. The fourth quarter was a clear reminder of the protection the sector adds to a portfolio in periods of stress, as it was one of the few asset classes to post positive returns. As we enter 2019, volatility is likely on the rise. Between

12

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

unresolved trade issues, geopolitical flashpoints, and a Fed policy increasingly at odds with the Street, outsized swings in risk markets would not be a surprise. Against this backdrop, municipal bonds continue to look appealing as a stable hedge.	This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2018, and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

13

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Bond Fund’s Class I shares on June 30, 2009 to a $10,000 investment made in the Bloomberg Barclays 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Bloomberg Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date

AMG GW&K Municipal Bond Fund[2,3,4,5,6]

Class N	0.54%	2.92%	3.96%	06/30/09

Class I	0.87%	3.32%	4.43%	06/30/09
Bloomberg Barclays 10-Year Municipal Bond Index[7]	1.41%	3.87%	4.63%	06/30/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4] Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[5] Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[6]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]  The Bloomberg Barclays 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond index. It is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg Barclays 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

14

AMG GW&K Municipal Bond Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Category	% of Net Assets
Utilities	29.1

Transportation	27.2

General Obligation	21.7

Public Services	7.3

Healthcare	7.3

Industrial Development	3.8

Education	2.7

State and Non-State Appropriated Tobacco	0.9

Short-Term Investments	0.7

Other Assets Less Liabilities	(0.7)

Rating	% of Market Value[1]
Aaa	29.9

Aa	47.0

A	21.4

Baa	1.7

[1]	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

State of Maryland, Series B, General Obligation, 5.000%, 08/01/25	2.7

Wisconsin State Revenue, Department of Transportation, Series 2, Revenue, 5.000%, 07/01/29	2.5

North Carolina State Limited Obligation, Series B, Revenue, 5.000%, 05/01/28	1.9

Iowa Finance Authority, State Revolving Fund Green Bond, Revenue, 5.000%, 08/01/30	1.9

Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A, Revenue, 5.000%, 10/01/26	1.8

Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B, Revenue, 5.000%, 11/15/27	1.7

State of Michigan, Revenue, 5.000%, 03/15/27	1.6

State of Maryland, Department of Transportation, Revenue, 5.000%, 09/01/29	1.5

State of Maryland Department of Transportation, 2nd Issue, Revenue, 5.000%, 10/01/28	1.5

New Mexico Finance Authority, Subordinate, Series A, Revenue, 5.000%, 06/15/28	1.4

Top Ten as a Group	18.5

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

15

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments December 31, 2018

	Principal Amount	Value

Municipal Bonds - 100.0%

Arizona - 2.4%

Arizona Department of Transportation State Highway Fund Revenue
5.000%, 07/01/28	$5,030,000	$5,929,716

Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A
5.000%, 10/01/26	14,890,000	17,232,197

Total Arizona		23,161,913

California - 4.3%

California Municipal Finance Authority, Community Medical Centers, Series A
5.000%, 02/01/27	950,000	1,115,139
5.000%, 02/01/30	1,620,000	1,854,608
5.000%, 02/01/31	900,000	1,024,101
5.000%, 02/01/32	1,855,000	2,098,024

State of California
5.000%, 09/01/25	10,020,000	11,858,269
5.000%, 08/01/29	7,235,000	8,520,153
5.000%, 09/01/29	5,075,000	5,985,455

State of California, Series C
5.000%, 09/01/26	7,715,000	9,093,516

Total California		41,549,265

Colorado - 1.6%

City of Colorado Springs Co. Utilities System Revenue, Series A-1
5.000%, 11/15/24	7,500,000	8,721,450

Regional Transportation District County COPS,
Series A
5.000%, 06/01/24	6,000,000	6,694,440

Total Colorado		15,415,890

Connecticut - 2.7%

State of Connecticut Special Tax Revenue, Transportation Infrastructure

5.000%, 08/01/24	5,340,000	6,019,088
5.000%, 01/01/30	10,170,000	11,659,396

State of Connecticut Special Tax Revenue,
Series B
5.000%, 10/01/35	7,500,000	8,441,475

Total Connecticut		26,119,959

District of Columbia - 3.9%

District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C
5.000%, 10/01/24	5,475,000	6,052,010

District of Columbia, Series A

5.000%, 06/01/24	5,000,000	5,768,350
5.000%, 06/01/30	5,995,000	6,994,247

District of Columbia, Series B
5.000%, 06/01/31	10,050,000	11,996,283

	Principal Amount	Value

Washington Convention & Sports Authority,
Series A
5.000%, 10/01/27	$5,375,000	$6,377,975

Total District of Columbia		37,188,865

Florida - 3.1%

Florida’s Turnpike Enterprise, Department of Transportation, Series C
5.000%, 07/01/28	7,075,000	8,335,199

Orange County Health Facilities Authority,
Series A
5.000%, 10/01/31	4,515,000	5,108,045

State of Florida, Capital Outlay, Series B
5.000%, 06/01/27	9,045,000	10,374,886

State of Florida, Department of Transportation, Fuel Sales Tax Revenue, Series B
5.000%, 07/01/26	5,780,000	6,210,090

Total Florida		30,028,220

Georgia - 2.4%

Atlanta Water & Wastewater Revenue
5.000%, 11/01/25	5,100,000	5,952,210

Georgia State University & College Improvements, Series A

5.000%, 07/01/24	4,650,000	5,130,159
5.000%, 07/01/27	5,450,000	5,977,887

Georgia State University & College Improvements, SeriesA-Tranche 2
5.000%, 02/01/26	5,435,000	6,336,612

Total Georgia		23,396,868

Illinois - 6.6%

Chicago O’Hare International Airport, Series B
5.000%, 01/01/28	10,650,000	12,022,465

Chicago O’Hare International Airport,
Senior Lien, Series A

5.000%, 01/01/36	8,500,000	9,514,220
5.000%, 01/01/38	5,500,000	6,107,420

Illinois State Finance Authority Revenue, Clean Water Initiative Revenue
5.000%, 07/01/27	11,000,000	12,831,390

Illinois State Toll Highway Authority, Series A
5.000%, 12/01/31	9,550,000	10,798,472

Illinois State Toll Highway Authority,
Senior Revenue Bonds, Series A
5.000%, 01/01/30 [1]	10,010,000	11,876,665

Total Illinois		63,150,632

Indiana - 1.4%

Indiana Finance Authority,
Series C
5.000%, 06/01/29	4,750,000	5,842,310

The accompanying notes are an integral part of these financial statements.
16

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Indiana - 1.4% (continued)

Indiana Transportation Finance Authority,
Series C
5.500%, 12/01/25	$6,070,000	$7,386,704

Total Indiana		13,229,014

Iowa - 2.4%

Iowa Finance Authority, State Revolving Fund Green Bond
5.000%, 08/01/30	15,000,000	17,929,950

State of Iowa, Series A
5.000%, 06/01/25	4,000,000	4,676,640

Total Iowa		22,606,590

Kentucky - 0.6%

Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc.,
Series A
5.000%, 10/01/29	5,300,000	6,011,790

Maryland - 5.7%

State of Maryland, Department of Transportation
5.000%, 10/01/28	12,030,000	14,293,565
5.000%, 09/01/29	12,100,000	14,578,201

State of Maryland, Series B
5.000%, 08/01/25	21,550,000	25,457,446

Total Maryland		54,329,212

Massachusetts - 3.8%

Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue, Subordinate Revenue, Series A
5.000%, 06/15/24	10,000,000	11,289,300

Commonwealth of Massachusetts, Series A
5.000%, 07/01/25	7,700,000	9,059,281

Massachusetts Development Finance Agency, Partners Healthcare System
5.000%, 07/01/28	7,900,000	9,404,950

Massachusetts Water Resources Authority,
Series C
5.000%, 08/01/31	6,050,000	7,051,759

Total Massachusetts		36,805,290

Michigan - 4.3%

Michigan Finance Authority, Henry Ford Health System
5.000%, 11/15/29	11,450,000	13,069,488

Michigan Finance Authority, Hospital Trinity Health Credit
5.000%, 12/01/34	5,440,000	6,239,245

Michigan State Building Authority Revenue,
Series I
5.000%, 04/15/27	5,700,000	6,649,620

	Principal Amount	Value

State of Michigan
5.000%, 03/15/27	$12,640,000	$15,124,645

Total Michigan		41,082,998

Minnesota - 1.0%

City of Minneapolis MN, Fairview Health Services,
Series A
5.000%, 11/15/35	3,130,000	3,569,233

Minneapolis-St Paul Metropolitan Airports Commission, Series A
5.000%, 01/01/25	5,000,000	5,803,550

Total Minnesota		9,372,783

Missouri - 0.7%

University of Missouri, Series A
5.000%, 11/01/26	5,495,000	6,332,108

Nebraska - 0.6%

University of Nebraska Facilities Corp.
5.000%, 07/15/25	5,000,000	5,877,550

New Jersey - 2.6%

New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligation
5.000%, 07/01/29	6,740,000	7,815,165

New Jersey State Turnpike Authority Revenue,
Series A
5.000%, 01/01/33	10,295,000	11,835,647

New Jersey State Turnpike Authority Revenue,
Series B
5.000%, 01/01/28	4,010,000	4,813,042

Total New Jersey		24,463,854

New Mexico - 1.5%

New Mexico Finance Authority, Subordinate,
Series A
5.000%, 06/15/28	11,425,000	13,890,744

New York - 14.4%

Long Island Power Authority
5.000%, 09/01/35	5,000,000	5,783,150

Metropolitan Transportation Authority, Climate Bond Certified Green Bond
5.000%, 11/15/33	6,795,000	7,972,981

Metropolitan Transportation Authority, Transit Revenue, Green Bond,
Series B
5.000%, 11/15/27	14,225,000	16,703,279

The accompanying notes are an integral part of these financial statements.
17

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 14.4% (continued)

Metropolitan Transportation Authority, Transit Revenue, Series F
5.000%, 11/15/24	$4,950,000	$5,428,170
5.000%, 11/15/27	5,000,000	5,440,500
5.000%, 11/15/28	4,750,000	5,379,518

New York City General Obligation, Series C

5.000%, 08/01/24	5,000,000	5,765,050
5.000%, 08/01/26	5,525,000	6,569,556

New York City General Obligation, Series I
5.000%, 08/01/24	11,000,000	12,125,740

New York City Transitional Finance Authority Building Aid Revenue,
Series S-3, Sub-Series S-3A
5.000%, 07/15/31	5,070,000	6,011,550

New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C
5.000%, 11/01/26	11,930,000	13,854,548

New York State Dormitory Authority, Series A

5.000%, 12/15/25	8,645,000	9,597,420
5.000%, 12/15/27	5,640,000	6,240,998
5.000%, 03/15/31	7,500,000	8,963,175

New York State Dormitory Authority, Series D

5.000%, 02/15/27	5,700,000	6,769,491
5.000%, 02/15/27	5,395,000	5,852,604

New York State Dormitory Authority, Series E
5.000%, 03/15/32	8,370,000	9,569,923

Total New York		138,027,653

North Carolina - 2.5%

North Carolina Municipal Power Agency No. 1, Electric, Power and Light Revenue, Series A
5.000%, 01/01/27	5,050,000	5,880,170

North Carolina State Limited Obligation, Series B
5.000%, 05/01/28	15,235,000	18,246,502

Total North Carolina		24,126,672

Ohio - 2.1%

Ohio State General Obligation, Series A
5.000%, 09/01/26	7,090,000	8,482,405

Ohio Water Development Authority, Water Pollution Control Loan Fund,
Series 2015A
5.000%, 06/01/25	10,050,000	11,829,051

Total Ohio		20,311,456

Oklahoma - 1.5%

Grand River Dam Authority, Series A
5.000%, 06/01/28	7,845,000	9,281,733

Oklahoma Turnpike Authority, Series A
5.000%, 01/01/26	5,000,000	5,292,850

Total Oklahoma		14,574,583

	Principal Amount	Value

Oregon - 2.3%

Oregon State Lottery, Series C
5.000%, 04/01/27	$10,000,000	$11,587,000

Oregon State Lottery, Series D
5.000%, 04/01/28	9,225,000	10,636,794

Total Oregon		22,223,794

Pennsylvania - 1.8%

Commonwealth Financing Authority, Pennsylvania Tobacco
5.000%, 06/01/32	7,870,000	8,930,955

Lancaster County Hospital Authority, University of Pennsylvania Health Revenue
5.000%, 08/15/26	6,970,000	8,245,719

Total Pennsylvania		17,176,674

Texas - 12.5%

Central Texas Turnpike System Transportation Commission, Series C
5.000%, 08/15/31	11,175,000	12,153,259

City of Austin TX Water & Wastewater System Revenue
5.000%, 11/15/26	5,100,000	6,081,546

City of San Antonio TX Electric & Gas Systems Revenue
5.000%, 02/01/26	9,300,000	10,991,298

Dallas Area Rapid Transit, Senior Lien
5.250%, 12/01/28	8,865,000	10,975,668

Lower Colorado River Authority, LCRA Transmission Services Corporation
5.000%, 05/15/29	3,800,000	4,282,372

Metropolitan Transit Authority of Harris County,
Series A
5.000%, 11/01/24	5,060,000	5,872,889

North Texas Municipal Water District Water System Revenue, Refunding And Improvement
5.000%, 09/01/29	7,350,000	8,623,681

North Texas Tollway Authority Revenue, Special Projects System, 1st Tier,
Series A
5.000%, 01/01/25	6,460,000	7,281,777

North Texas Tollway Authority, 2nd Tier, Series B

5.000%, 01/01/31	2,000,000	2,272,300
5.000%, 01/01/32	4,010,000	4,585,515

North Texas Tollway Authority, Series A
5.000%, 01/01/26	7,795,000	8,763,061

State of Texas, Transportation Commission Mobility Fund
5.000%, 10/01/26	10,510,000	11,982,136

Texas Transportation Commission Fund, Series A
5.000%, 04/01/27	12,550,000	13,664,691

The accompanying notes are an integral part of these financial statements.
18

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Texas - 12.5% (continued)

Texas Water Development Board, State Revolving Fund
5.000%, 08/01/26	$5,395,000	$6,435,696

The University of Texas System, Series H
5.000%, 08/15/26	5,045,000	6,022,721

Total Texas		119,988,610

Utah - 1.8%

Salt Lake City Corp. Airport Revenue, Series A

5.000%, 07/01/29	3,450,000	4,038,156
5.000%, 07/01/30	6,585,000	7,660,199

Utah Transit Authority, Series A
5.000%, 06/15/27	5,020,000	5,837,908

Total Utah		17,536,263

Virginia - 1.3%

Virginia Public Building Authority, Series B
5.000%, 08/01/25	10,310,000	12,117,034

Washington - 5.2%

Energy Northwest Electric Revenue, Bonneville Power
5.000%, 07/01/25	10,180,000	11,956,817

Energy Northwest Nuclear Revenue,
Project 3, Series A
5.000%, 07/01/25	7,965,000	9,355,211

State of Washington School Improvements,
Series C
5.000%, 02/01/28	7,370,000	8,620,837

State of Washington, Series R-2015C
5.000%, 07/01/28	10,195,000	11,678,984

University of Washington, University & College Improvements Revenue,
Series C
5.000%, 07/01/27	7,270,000	8,061,994

Total Washington		49,673,843

[1]	All or part of the security is delayed delivery transaction. The market value for delayed delivery security at December 31, 2018, amounted to $11,864,800, or 1.2% of net assets.

[2]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

	Principal Amount	Value

West Virginia - 0.4%

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation
5.000%, 01/01/35	$3,745,000	$4,195,186

Wisconsin - 2.6%

Wisconsin State Revenue, Department of Transportation, Series 2
5.000%, 07/01/29	20,370,000	24,366,187

Total Municipal Bonds (Cost $959,341,307)		958,331,500
	Shares

Short-Term Investments - 0.7%

Other Investment Companies - 0.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29% [2]	2,125,078	2,125,078

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40% [2]	2,125,078	2,125,078

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36% [2]	2,189,474	2,189,474

Total Short-Term Investments (Cost $6,439,630)		6,439,630

Total Investments - 100.7% (Cost $965,780,937)		964,771,130

Other Assets, less Liabilities - (0.7)%		(6,773,271)

Net Assets - 100.0%		$957,997,859

COPS	Certificates of Participation

The accompanying notes are an integral part of these financial statements.
19

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$958,331,500	—	$958,331,500
Short-Term Investments
Other Investment Companies	$6,439,630	—	—	6,439,630

Total Investments in Securities	$6,439,630	$958,331,500	—	$964,771,130

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
20

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2018, the AMG GW&K Municipal Enhanced Yield Fund (Class I) (the Fund) returned -0.07%, compared to the Bloomberg Barclays U.S. Municipal Bond BAA Index, which returned 1.96%.

Municipal bonds posted their worst first quarter losses since 1994 amid increasing inflation fears. A synchronized global recovery combined with concerns over rising deficits and a tightening labor market pushed interest rates higher. January’s employment report added to the narrative, showing wages growing at the fastest rate in eight years. The inflation breakeven rate, implied by the spread between nominal U.S. Treasuries and Treasury Inflation Protected Securities (TIPs), soared to three-year highs while the yield on the 10-year Treasury note came within a whisker of 3%, a level it has not topped since 2013. But the quarter was filled with turmoil as well, which ultimately kept a lid on rising rates. Equity market volatility, beginning with the unwinding of crowded short-volatility trades and continuing with worries over a protracted trade war and a sharp selloff in technology stocks, drove investors into the safe haven of bonds. The yield on the 10-year Treasury finished March at 2.74%, up +33 basis points for the quarter, but down -21 basis points from the February peak.

For the second quarter, municipals fared better than Treasuries as tax-exempt rates were little changed for the quarter. With the aftershocks of tax reform fading, municipal bonds regained a sense of normalcy and worked through some of the issues that plagued the space in the first quarter. Recall that earlier in the year banks were flooding the market with paper, selling large chunks of their municipal holdings which were no longer as attractive to them under the new lower corporate tax rate. At the time, dealer inventories were already overloaded from the December supply surge and price discovery was limited by a lack of primary issuance. In the second quarter, all of those negative factors reversed. Bank selling slowed to a trickle, dealers eventually shed the additional supply, and primary issuance returned closer to normal levels. Demand remained robust throughout, with the usual April tax selling sandwiched between healthy flows into mutual funds. Much of the buying interest was concentrated in shorter maturities, which is fairly typical for a retail-dominated market like municipal bonds. The best performing part of the curve was the five-year, where rates declined five basis points, while the worst was the 10-year, where rates inched up four basis points. At the wings, both the two- and 30-year were essentially unchanged.

In the third quarter, municipals sold off in line with treasuries. The technical tailwinds that usually create positive momentum in the summer months proved surprisingly muted this year. Normally, we see a considerable drop in new issue supply coupled with a surge in reinvestment demand, two seasonal forces that typically combine to produce strong returns. This year, issuance was down, but did not drop as much as expected, especially in August. In addition, flows into mutual funds, which started the quarter at a healthy clip, slowed into mid-summer and actually turned negative in September as rates drifted higher. Banks and insurance companies, which had been significant buyers of tax-exempt paper in recent years, continued to shed exposure due to the changes from last year’s corporate tax reform. This shift has had a particular impact on the long end, where much of the selling has been concentrated, cheapening the relative value ratios of longer maturities in the process.

Municipal bonds posted a furious rally in the fourth quarter, pushing performance, which had been negative throughout the year, back into positive territory. Municipal rates actually rose in the first half of the quarter, touching their highs for the year in November driven by strong employment data. But the tide turned quickly as concerns over global growth resurfaced, exacerbated by an ongoing trade war with China and fears of peak earnings. A vigilant Federal Reserve (the “Fed”), sticking to a plan of more rate hikes and a steady unwinding of the balance sheet, only made matters worse. Oil plummeted below $50 a barrel, equities came within a whisker of a bear market and bonds became the major beneficiary as investors ran for safety. The 10-year AAA municipal yield curve finished December at 2.28%, down -49 basis points from its November peak

While the flight to quality was the main driver of performance, municipals also benefited from increased clarity on potential tax reform and a supportive technical environment. The election results came in as expected, but municipal participants still breathed a sigh of relief as a split Congress laid to rest any near-term threats to the market, such as capping the exemption, lowering tax rates, or eliminating private activity bonds. Meanwhile, favorable supply/demand factors continued to underpin performance. The larger effect came from a lack of supply. New issue volume was down -44% in the fourth quarter, and -68% in December alone. Mutual fund flows turned positive after 11 straight weeks of net redemptions, helped by heavy seasonal investment demand. And while banks continued to step back from the market, their sales were mostly confined to the long end.

The Fund underperformed its benchmark for the year. A higher quality bias helped late in the year as the Fund held over 30% of its holdings in credits rated A or higher, which outperformed the BBB-rated bonds in the Index. However, the higher quality bias throughout the year was the primary detractor from relative performance. In addition, the underweight to shorter maturities was a negative as the municipal yield curve steepened.

We remain active on the long end of the yield curve in the Fund with over 80% invested in maturities greater than 20 years. The volume was primarily focused on relative value trading as opposed to curve trades that you would see more in an intermediate strategy, as the yield curve is relatively flat in the 25–30 year range. We continue to avoid local general obligation bonds and focus on the hospital and transportation sectors.

Looking forward, municipal bonds should offer investors a welcome source of value and stability. In 2018, while the Treasury yield curve flattened dramatically, the municipal curve actually steepened. At every major segment, the municipal curve will begin the new year at least twice as steep as its Treasury counterpart. As a result, opportunities to extract relative value and bond roll can be found along the curve. In addition, municipal bonds look well positioned as a haven against continued turbulence in the global markets. The fourth quarter was a clear reminder of the protection the sector adds to a portfolio in periods of stress, as it was one of the few asset classes to post positive returns. As we enter 2019, volatility is likely on the rise. Between unresolved trade issues, geopolitical flashpoints, and a Fed policy increasingly at odds with the Street, outsized swings in risk markets would not be a surprise. Against this backdrop, municipal bonds continue to look appealing as a stable hedge.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2018, and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

21

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Enhanced Yield Fund’s Class I shares on December 31, 2008 to a $10,000 investment made in the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year		Five Years	Ten Years	Since Inception	Inception Date

AMG GW&K Municipal Enhanced Yield Fund2, [3,4,5,6,7,8,9,10]

Class N	(0.55%	)	5.75%	—	6.30%	07/27/09

Class I	(0.07%	)	6.21%	8.79%	4.56%	12/30/05

Class Z	(0.09%	)	—	—	4.32%	02/24/17

Bloomberg Barclays U.S. Municipal Bond BAA Index[11]	1.96%		5.83%	7.07%	3.83%	12/30/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]  Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[6]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[7]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[8]  The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.

[9]  Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[10] Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

22

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

[11]  The Bloomberg Barclays U.S. Municipal Bond BAA Index is a subset of the Boomberg Barclays U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg Barclays U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg Barclays U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

23

AMG GW&K Municipal Enhanced Yield Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Healthcare	29.4

Transportation	29.3

Utilities	13.6

Public Services	7.5

General Obligation	6.8

State and Non-State Appropriated Tobacco	6.8

Industrial Development	4.0

Short-Term Investments	1.7

Other Assets Less Liabilities	0.9

Rating	% of Market Value[1]

A	38.2

Baa	59.4

N/R	2.4

[1]	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

New Jersey Economic Development Authority, Series DDD, Revenue, 5.000%, 06/15/42	3.8
New York Transportation Development Corp., Laguardia Airport Terminal B, Revenue, 5.000%, 07/01/46	3.6

Central Texas Turnpike System, Series C, Revenue, 5.000%, 08/15/42	3.5
Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, Series A, Revenue, 5.000%, 12/01/44	3.4

New Orleans Aviation Board, General Airport North Terminal, Series B, Revenue, 5.000%, 01/01/48	3.0
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B, Revenue, 5.000%, 06/15/52	2.9

Chicago O’Hare International Airport, Senior Lien, Series A, Revenue, 5.000%, 01/01/48	2.7
Illinois State General Obligation, Series D, General Obligation, 5.000%, 11/01/26	2.7

City of Minneapolis MN, Fairview Health Services, Series A, Revenue, 5.000%, 11/15/49	2.6
Miami Beach Health Facilities Authority Mt. Sinai Medical Center, Revenue, 5.000%, 11/15/39	2.6

Top Ten as a Group	30.8

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

24

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments December 31, 2018

	Principal Amount	Value

Municipal Bonds - 97.4%

California - 7.6%

California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/42	$2,500,000	$2,736,025

California Municipal Finance Authority, Senior Lien-LINXS APM Project 5.000%, 12/31/43	4,600,000	5,017,266

California Municipal Finance Authority, Series I 5.000%, 05/15/43	3,000,000	3,291,180
5.000%, 05/15/48	4,600,000	5,018,784

Total California		16,063,255

Colorado - 2.5%

Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008 6.500%, 11/15/38	3,955,000	5,374,054

Connecticut - 5.2%

State of Connecticut Special Tax Revenue, Transportation Infrastructure 5.000%, 01/01/38	5,000,000	5,509,550

State of Connecticut, Series E

5.000%, 09/15/35	2,425,000	2,692,381
5.000%, 09/15/37	2,500,000	2,752,025

Total Connecticut		10,953,956

Florida - 10.5%

Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, Series A 5.000%, 12/01/44	6,720,000	7,212,979

Martin County Health Facilities Authority, Martin Memorial Medical Center 5.500%, 11/15/42	4,430,000	4,736,910

Miami Beach Health Facilities Authority Mt. Sinai Medical Center 5.000%, 11/15/39	5,220,000	5,523,909

Orange County Health Facilities Authority, Orlando Health Inc., Series A 5.000%, 10/01/39	4,250,000	4,651,795

Total Florida		22,125,593

Illinois - 11.3%

Chicago O’Hare International Airport, Senior Lien, Series A 5.000%, 01/01/48	5,250,000	5,751,532

Illinois State General Obligation 5.500%, 07/01/38	3,225,000	3,376,253

Illinois State General Obligation, Series D 5.000%, 11/01/26	5,215,000	5,598,511

Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B 5.000%, 06/15/52	6,075,000	6,159,321

	Principal Amount	Value

Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2012 A 5.000%, 06/15/42	$2,990,000	$3,041,039

Total Illinois		23,926,656

Louisiana - 5.2%

Louisiana Public Facilities Authority, Ochsner Clinic Foundation 5.000%, 05/15/47	4,285,000	4,570,681

New Orleans Aviation Board, General Airport North Terminal, Series B 5.000%, 01/01/48	5,830,000	6,333,537

Total Louisiana		10,904,218

Massachusetts - 3.6%

Massachusetts Development Finance Agency, UMass Boston Student Housing

5.000%, 10/01/41	2,250,000	2,369,340
5.000%, 10/01/48	5,000,000	5,238,100

Total Massachusetts		7,607,440

Michigan - 2.0%

Michigan Finance Authority, Henry Ford Health System 5.000%, 11/15/41	4,005,000	4,320,514

Minnesota - 5.2%

City of Minneapolis MN, Fairview Health Services, Series A 5.000%, 11/15/49	5,050,000	5,535,810

Duluth Economic Development Authority, Essentia Health Obligated Group 5.000%, 02/15/48	5,000,000	5,446,400

Total Minnesota		10,982,210

Nebraska - 1.6%

Central Plains Energy Project
Project #3, Series A 5.000%, 09/01/42	3,000,000	3,411,210

New Jersey - 11.1%

New Jersey Economic Development Authority, Series DDD 5.000%, 06/15/42	7,665,000	8,074,924

New Jersey Economic Development Authority, UMM Energy Partners, Series 2012 A 5.125%, 06/15/43	4,450,000	4,588,039

New Jersey Transportation Trust Fund Authority, Transportation System, Series A 5.000%, 12/15/34	2,500,000	2,716,350

The accompanying notes are an integral part of these financial statements.
25

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New Jersey - 11.1% (continued)

Tobacco Settlement Financing Corp. Series A 5.000%, 06/01/46	$2,500,000	$2,601,825
5.250%, 06/01/46	3,285,000	3,507,263

Tobacco Settlement Financing Corp. Series B 5.000%, 06/01/46	2,000,000	2,018,460

Total New Jersey		23,506,861

New York - 5.4%

New York Transportation Development Corp., Delta Air Lines, Inc. - Laguardia 5.000%, 01/01/31	3,500,000	3,925,075

New York Transportation Development Corp., Laguardia Airport Terminal B 5.000%, 07/01/46	7,150,000	7,524,732

Total New York		11,449,807

Oklahoma - 3.9%

Oklahoma Development Finance Authority, Health Ou Medicine Project, Series B 5.250%, 08/15/48	2,975,000	3,219,902
5.500%, 08/15/52	4,500,000	4,940,010

Total Oklahoma		8,159,912

Rhode Island - 3.0%

Tobacco Settlement Financing Corp. Series A 5.000%, 06/01/35	2,000,000	2,105,120
5.000%, 06/01/40	3,985,000	4,141,969

Total Rhode Island		6,247,089

Texas - 12.2%

Central Texas Regional Mobility Authority 5.000%, 01/01/40	2,000,000	2,170,480
5.000%, 01/01/46	3,750,000	4,052,813

Central Texas Turnpike System, Series C 5.000%, 08/15/42	6,915,000	7,341,655

Grand Parkway Transportation Corp., 1st Tier Toll Revenue, Series A 5.500%, 04/01/53	4,010,000	4,396,123

Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport 5.000%, 12/31/40	3,490,000	3,703,274
5.000%, 12/31/45	3,880,000	4,100,151

Total Texas		25,764,496

[1]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

	Principal Amount	Value

Virginia - 2.8%

Virginia Small Business Financing Authority, Transform 66 P3 Project 5.000%, 12/31/49	$2,500,000	$2,676,625
5.000%, 12/31/52	3,090,000	3,296,845

Total Virginia		5,973,470

West Virginia - 4.3%

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation 5.000%, 01/01/43	4,000,000	4,392,560

West Virginia Hospital Finance Authority, WV United Health System Obligation 5.500%, 06/01/44	4,250,000	4,636,240

Total West Virginia		9,028,800

Total Municipal Bonds (Cost $205,375,233)		205,799,541

	Shares

Short-Term Investments - 1.7%

Other Investment Companies - 1.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29% [1]	1,160,310	1,160,310

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40% [1]	1,160,310	1,160,310

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36% [1]	1,195,471	1,195,471

Total Short-Term Investments (Cost $3,516,091)		3,516,091

Total Investments - 99.1% (Cost $208,891,324)		209,315,632

Other Assets, less Liabilities - 0.9%		1,942,732

Net Assets - 100.0%		$211,258,364

The accompanying notes are an integral part of these financial statements.
26

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$205,799,541	—	$205,799,541

Short-Term Investments

Other Investment Companies	$3,516,091	—	—	3,516,091

Total Investments in Securities	$3,516,091	$205,799,541	—	$209,315,632

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
27

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2018, the AMG GW&K Small Cap Core Fund (Class N) (the Fund) returned -14.08%, underperforming the Russell 2000® Index, which returned -11.01%.

Unbeknownst to us, 2018 was apparently a fantastic year for new and remade horror films. A bumper crop of frightening tales such as Annihilation, Suspiria, Hereditary, A Quiet Place, and, yes, Halloween, were all released to great fanfare by critics and horror film aficionados alike. These films and many others shared in box office success, as moviegoers enjoyed a good scare. For those of us in the investing world, there was another release, entitled The Fourth Quarter, which was a masterpiece in the horror genre. The Fourth Quarter saw returns slashed by -13.5% for the S&P 500® Index while a chainsaw cut -20.2% from the Russell 2000® Index. Commodity prices were also spooked, with oil getting cut by over -30% and aluminum and nickel gutted by double digits. The Cboe Volatility Index® (VIX® Index), often called the investor fear gauge, more than doubled. The only safe house was in U.S. Treasuries and municipal bonds, as frightened investors trampled each other to get back into bonds tied to the federal, state, and local governments. Surely there must be a really nasty looking villain in the story to cause this much destruction. Like any suspenseful horror movie, The Fourth Quarter kept viewers guessing as to who the bad guys were and from where they might next jump out. Trade friction, cyclical peak corporate earnings, the Federal Reserve tightening, flat yield curves, housing slowdowns, and government shutdowns all were thought to be potential bogeymen. Or perhaps were we being stalked by the most frightening of all monsters: the return of the financial crisis? It likely goes without saying, but we are no fans of the investing horror genre. And at the risk of ruining a suspenseful story and whistling past the graveyard, we think the current obsession with a near-term recession or worse is overly dramatic and imaginative. While economic activity is slowing from the quicker pace of 2018, we think the road ahead should be sunnier than the dark and frightening future foretold in The Fourth Quarter.

The Russell 2000® Index lost -11.0% during the year. Utilities finished alone in positive territory—ironic considering the group was already expensive relative to its history to start the year and interest rates were presumed to be rising. The worst performing groups in 2018 included energy, materials, industrials, real estate, and financials. Investors clearly shunned cyclical exposure, as most of these areas are tied to global and domestic growth, which has begun to slow.

Factor performance for the year showed an investor preference for companies exhibiting higher market caps, more expensive valuations, low debt levels, and lower return of equity measures. This was an odd mixture that showed a simultaneous preference and abhorrence for low quality companies.

For the Fund underperformed during the year, hurt primarily by financials and information technology. In financials, banks were the biggest negative, with Texas Capital, Pacific Premier, Ameris, and Cathay General all meaningfully underperforming. ProAssurance Corp. dropped nearly (26%), causing us to lose ground in insurance, while Stifel Financial and PRA Group both lagged the market as well. We cut our exposure to ProAssurance during the year, but retain conviction in the other positions. In information technology Rogers and MACOM were big laggards for the year as well as the quarter. We added incrementally to Rogers in September given the weakness and our belief that results there should improve into 2019. In software, Blackbaud and LogMeIn Inc. were the largest detractors. We sold LogMeIn and have trimmed exposure to Blackbaud.

In industrials weakness came primarily from exposure to building products (United Forest Products and Patrick Industries) and one highly cyclical machinery name (Sun Hydraulics) where execution has tried investor patience. We continue to own all three stocks.

On the flip side, we benefited from good stock selection in consumer staples, consumer discretionary, materials, and a larger-than-normal cash position in the second half of the year.

Consumer staples was boosted by the 57.7% rise in the stock of WD-40 Company as estimates for its 2019 rose as did the stock’s valuation. Performance Food Group and timely additions to Central Garden &

Pet were also additive. In consumer discretionary, Five Below, Helen of Troy, Texas Roadhouse, and Grand Canyon Education were the winners that contributed most. The materials sector benefited from the acquisition of Kapstone Paper and better-than-Index performance from Balchem Corp.

As we enter 2019, most investors are asking themselves one question: is it safe to open my eyes yet? While The Fourth Quarter horror movie finished when we turned the calendar, it is less clear whether this is a standalone story or whether we will be forced to stay in our theater seats for the sequel, prequel, and other multiple iterations (Saw VI, anyone?). We addressed in previous letters that one of the key threats in the equity markets in 2018 came from the Fed’s push toward normalization of monetary policy, as we are on a road not previously traveled. How various markets react to this normalization and the potential for unseen cross connects between adjacent markets could pose a challenge. The best we can do is make prudent risk versus reward decisions in our investing process with an eye to longer-term prospects and outcomes. We believe the economy is slowing but still healthy and that corporate profits will show growth in 2019. Valuations, post the selloff in the fourth quarter, are now much more attractive. Investors are eager to call the cycle over and are most fearful of the last scary horror bad guy they faced—the financial crisis and great recession. We do not see any signals that an economic event like this is likely to recur again in the near future. We will continue to look for quality businesses run by shareholder-friendly managers where the equities are reasonably priced. It is this steadfast investment philosophy that we believe provides our portfolios with a margin of safety for most periods of market turmoil. However, we will not go charging back into the abandoned house without waiting for sunrise and/or a police backup. We have seen that movie before.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2018 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

28

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small Cap Core Fund’s Class N shares on December 31, 2008 to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year		Five Years	Ten Years	Since Inception		Inception Date

AMG GW&K Small Cap Core Fund2, [3]

Class N	(14.08%	)	3.64%	12.99%	7.45%		12/10/96

Class I	(13.83%	)	4.04%	—	12.43%		07/27/09

Class Z	(13.73%	)	—	—	(0.49%	)	02/24/17

Russell 2000® Index[4]	(11.01%	)	4.41%	11.97%	7.57%		12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4] The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

29

AMG GW&K Small Cap Core Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Health Care	17.8

Industrials	17.6

Financials	15.9

Consumer Discretionary	15.9

Information Technology	14.6

Consumer Staples	5.2

Real Estate	5.0

Materials	4.5

Utilities	3.1

Energy	2.0

Short-Term Investments	3.3

Other Assets Less Liabilities	(4.9)

TOP TEN HOLDINGS

Security Name	% of Net Assets

ICU Medical, Inc.	3.1

Grand Canyon Education, Inc.	3.0

EPAM Systems, Inc.	2.4

Five Below, Inc.	2.4

Globus Medical, Inc., Class A	2.3

Texas Roadhouse, Inc.	2.2

HubSpot, Inc.	2.2

Performance Food Group Co.	2.0

Glacier Bancorp, Inc.	1.8

Ritchie Bros. Auctioneers, Inc. (Canada)	1.8

Top Ten as a Group	23.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

30

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value

Common Stocks - 101.6%

Consumer Discretionary - 15.9%

Churchill Downs, Inc.	17,800	$4,342,132

Chuy’s Holdings, Inc.*	90,296	1,601,851

Five Below, Inc.*	95,015	9,721,935

Grand Canyon Education, Inc.*	129,468	12,447,054

Helen of Troy, Ltd.*,1	35,681	4,680,634

Installed Building Products, Inc.*,1	104,903	3,534,182

Lithia Motors, Inc., Class A1	83,006	6,335,848

Oxford Industries, Inc.[1]	61,010	4,334,150

Skyline Champion Corp.	147,306	2,163,925

Texas Roadhouse, Inc.	150,908	9,009,208

Tupperware Brands Corp.	63,576	2,007,094

Wolverine World Wide, Inc.	150,946	4,813,668

Total Consumer Discretionary		64,991,681

Consumer Staples - 5.2%

Central Garden & Pet Co.*,1	94,377	3,251,288

Central Garden & Pet Co., Class A*	160,946	5,029,562

Performance Food Group Co.*	256,789	8,286,581

WD-40 Co.[1]	25,956	4,756,697

Total Consumer Staples		21,324,128

Energy - 2.0%

Dril-Quip, Inc.*,1	50,737	1,523,632

Forum Energy Technologies, Inc.*,1	180,870	746,993

Matador Resources Co.*	370,411	5,752,483

Total Energy		8,023,108

Financials - 15.9%

Ameris Bancorp	188,303	5,963,556

AMERISAFE, Inc.	106,573	6,041,623

Cathay General Bancorp	180,522	6,052,903

Cohen & Steers, Inc.[1]	118,605	4,070,524

Glacier Bancorp, Inc.	186,440	7,386,753

IBERIABANK Corp.	59,359	3,815,596

Meridian Bancorp, Inc.	183,387	2,626,102

Pacific Premier Bancorp, Inc.*	190,129	4,852,092

PRA Group, Inc.*,1	121,448	2,959,688

ProAssurance Corp.	61,486	2,493,872

Stifel Financial Corp.[1]	116,277	4,816,193

Texas Capital Bancshares, Inc.*	91,522	4,675,859

United Bankshares, Inc. [1]	110,535	3,438,744

Webster Financial Corp.	121,018	5,964,977

Total Financials		65,158,482

	Shares	Value

Health Care - 17.8%

Amneal Pharmaceuticals, Inc.*,1	241,106	$3,262,164

AtriCure, Inc.*	74,952	2,293,531

Cambrex Corp.*,1	98,363	3,714,187

Cantel Medical Corp.	79,636	5,928,900

Catalent, Inc.*	224,462	6,998,725

Diplomat Pharmacy, Inc.*,1	255,714	3,441,910

Globus Medical, Inc., Class A*	213,657	9,247,075

ICU Medical, Inc.*	54,334	12,476,716

LHC Group, Inc.*	55,307	5,192,221

Medidata Solutions, Inc.*,1	99,818	6,729,730

Syneos Health, Inc.*,1	178,653	7,029,996

Wright Medical Group, N.V. (Netherlands)*	242,198	6,592,630

Total Health Care		72,907,785

Industrials - 17.6%

AAR Corp.	143,802	5,369,567

Alamo Group, Inc.	58,817	4,547,730

Allegiant Travel Co.	38,354	3,843,838

Healthcare Services Group, Inc.[1]	101,727	4,087,391

Heartland Express, Inc.[1]	249,996	4,574,927

ICF International, Inc.	88,359	5,723,896

John Bean Technologies Corp.[1]	45,943	3,299,167

Mobile Mini, Inc.	103,590	3,288,983

Patrick Industries, Inc.*,1	112,021	3,316,942

Primoris Services Corp.	259,273	4,959,892

RBC Bearings, Inc.*	53,639	7,032,073

Ritchie Bros. Auctioneers, Inc. (Canada)	224,242	7,337,198

Sun Hydraulics Corp.	129,613	4,301,855

Universal Forest Products, Inc.	163,208	4,236,880

US Ecology, Inc.	92,577	5,830,499

Total Industrials		71,750,838

Information Technology - 14.6%

Blackbaud, Inc.	70,455	4,431,619

EPAM Systems, Inc.*	85,268	9,891,941

ExlService Holdings, Inc.*	81,785	4,303,527

HubSpot, Inc.*,1	70,567	8,872,389

MACOM Technology Solutions Holdings, Inc.*,1	137,919	2,001,205

Paylocity Holding Corp.*	90,436	5,445,151

Power Integrations, Inc.	79,663	4,857,850

Proofpoint, Inc.*	51,922	4,351,583

Rogers Corp.*,1	40,021	3,964,480

Silicon Laboratories, Inc.*	87,001	6,856,549

The accompanying notes are an integral part of these financial statements.
31

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 14.6%

(continued)

Virtusa Corp.*	107,168	$4,564,285

Total Information Technology		59,540,579

Materials - 4.5%

Balchem Corp.	61,149	4,791,024

Compass Minerals International, Inc.[1]	49,691	2,071,618

PolyOne Corp.	203,413	5,817,612

Silgan Holdings, Inc.	247,394	5,843,446

Total Materials		18,523,700

Real Estate - 5.0%

National Health Investors, Inc., REIT	67,489	5,098,119

Pebblebrook Hotel Trust, REIT	155,732	4,408,773

QTS Realty Trust, Inc., Class A, REIT	140,216	5,195,003

STAG Industrial, Inc., REIT	234,412	5,832,170

Total Real Estate		20,534,065

Utilities - 3.1%

IDACORP, Inc.	63,454	5,905,029

NorthWestern Corp.[1]	115,527	6,866,925

Total Utilities		12,771,954

Total Common Stocks (Cost $411,199,281)		415,526,320

	Principal Amount

Short-Term Investments - 3.3%

Joint Repurchase Agreements - 3.2%[2]

Cantor Fitzgerald Securities, Inc., dated 12/31/18, due 01/02/19, 3.350% total to be received $3,153,236 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 10.000%, 01/25/19 -10/20/68, totaling $3,215,702)	$3,152,649	3,152,649

Daiwa Capital Markets America, dated 12/31/18, due 01/02/19, 3.050% total to be received $3,153,183 (collateralized by various U.S. Government Agency Obligations, 2.000% -6.500%, 01/25/19 - 02/01/49, totaling $3,215,702)	3,152,649	3,152,649

	Principal Amount	Value

Mizuho Securities USA, LLC, dated 12/31/18, due 01/02/19, 2.920% total to be received $661,050 (collateralized by various U.S. Treasuries, 1.875% - 2.625%, 02/29/24 - 09/09/49, totaling $674,162)	$660,943	$660,943

RBC Dominion Securities, Inc., dated 12/31/18, due 01/02/19, 3.020% total to be received $3,153,178 (collateralized by various U.S. Government Agency Obligations, 3.000% -7.000%, 10/01/25 - 10/20/48, totaling $3,215,702)	3,152,649	3,152,649

State of Wisconsin Investment Board, dated 12/31/18, due 01/02/19, 3.370% total to be received $3,153,239 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 07/15/20 -02/15/47, totaling $3,215,752)	3,152,649	3,152,649

Total Joint Repurchase Agreements		13,271,539

	Shares

Other Investment Companies - 0.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[3]	113,295	113,295

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[3]	113,296	113,296

Total Other Investment Companies		226,591

Total Short-Term Investments (Cost $13,498,130)		13,498,130

Total Investments - 104.9% (Cost $424,697,411)		429,024,450

Other Assets, less Liabilities - (4.9)%		(20,108,960)

Net Assets - 100.0%		$408,915,490

*	Non-income producing security.

[1]

Some or all of these securities, amounting to $65,435,236 or 16.0% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[3]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.
32

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$415,526,320	—	—	$415,526,320

Short-Term Investments

Joint Repurchase Agreements	—	$13,271,539	—	13,271,539

Other Investment Companies	226,591	—	—	226,591

Total Investments in Securities	$415,752,911	$13,271,539	—	$429,024,450

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
33

AMG GW&K Small/Mid Cap Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2018, the AMG GW&K Small/Mid Cap Fund (Class I) (the Fund) returned -8.15%, compared to the Russell 2500® Index, which returned -10.00%. The Fund’s former benchmark, the Russell 2000® Growth Index, returned -9.31% over the same period.

Unbeknownst to us, 2018 was apparently a fantastic year for new and remade horror films. A bumper crop of frightening tales such as Annihilation, Suspiria, Hereditary, A Quiet Place, and, yes, Halloween, were all released to great fanfare by critics and horror film aficionados alike. These films and many others shared in box office success, as moviegoers enjoyed a good scare. For those of us in the investing world, there was another release, entitled The Fourth Quarter, which was a masterpiece in the horror genre. The Fourth Quarter saw returns slashed by -13.5% for the S&P 500® Index while a chainsaw cut -18.5% from the Russell 2500® Index. Commodity prices were also spooked, with oil getting cut by over -30% and aluminum and nickel gutted by double digits. The Cboe Volatility Index® (VIX® Index), often called the investor fear gauge, more than doubled. The only safe house was in U.S. Treasuries and Municipal bonds, as frightened investors trampled each other to get back into bonds tied to the federal, state, and local governments. Surely there must be a really nasty looking villain in the story to cause this much destruction. Like any suspenseful horror movie, The Fourth Quarter kept viewers guessing as to who the bad guys were and from where they might next jump out. Trade friction, cyclical peak corporate earnings, U.S. Federal Reserve tightening, flat yield curves, housing slowdowns, and government shutdowns, all were thought to be potential bogeymen. Or perhaps were we being stalked by the most frightening of all monsters: the return of the financial crisis? It likely goes without saying, but we are no fans of the investing horror genre. And at the risk of ruining a suspenseful story and whistling past the graveyard, we think the current obsession with a near-term recession or worse is overly dramatic and imaginative. While economic activity is slowing from the quicker pace of 2018, we think the road ahead should be sunnier than the dark and frightening future foretold in The Fourth Quarter.

The end of 2018 felt like one of those slasher movies where no character is safe. In the small/mid cap world, both growth and value stocks experienced significant pain. The Russell 2500® Growth Index was off -20.1% in the fourth quarter, while the Russell 2500® Value Index fared better but was still down -17.1%. During the quarter, energy was by far the worst performing sector, off -41.5%, followed by healthcare, materials, and industrials. Information technology held up a bit better at -17.8%. The best performing meaningful sectors were the relative safe havens of utilities, real estate, and consumer staples. An emphasis should be placed on “relative,” as these sectors were down -0.1%, -10.2%, and -9.7%, respectively.

The Russell 2500® Index lost -10.0% during the year. Utilities finished alone in positive territory—ironic considering the group was already expensive relative to its history to start the year and interest rateswerepresumedtoberising. Theworst performing groups in 2018 included energy, materials, industrials, and financials. Investors clearly shunned cyclical exposure, as most of these areas are tied to global and domestic growth, which has begun to slow.

Factor performance for the year showed an investor preference for companies exhibiting higher market caps, more expensive valuations, low debt levels, and lower ROE measures. Even stranger, the lowest-beta quintile outperformed the highest-beta quintile by more than 1,800 basis points. This was an odd mixture that showed a simultaneous preference and abhorrence for low quality companies

For the year, the Fund outperformed the benchmark driven by very strong stock selection in three sectors: consumer discretionary, industrials, and materials. Consumer discretionary was our best performing sector. Retailers Five Below and Burlington Stores, as well as Dorman Products and BJ Restaurants each rose over +30% as both estimates and investor confidence increased with strong earnings execution. The industrials sector was boosted by Exponent Inc. and CoStar Group with returns over +40%. Materials had three of the Fund’s five holdings deliver positive returns versus -23% for the benchmark sector, led by Quaker Chemical, RPM International, and Aptargroup.

The Fund suffered somewhat from stock selection in financials, energy, and consumer staples. In financials, our bank and insurance holdings both underperformed the benchmark, led by Texas Capital Bancshares, Western Alliance Bankcorp, Pinnacle Financial Partners, and ProAssurance Corporation. In

each of these names, the valuation saw a much sharper decline than any change in earnings estimates. In energy, we had four stocks, Matador Resources, Callon Petroleum Co., Parsley Energy Inc., and Superior Energy Services, caught up in the selling wave with declines over -40%. Finally, consumer staples was hurt by an underweight position and exposure to PriceSmart Inc., which dropped -31% over the year on declining earnings estimates.

As we enter 2019, most investors are asking themselves one question: is it safe to open my eyes yet? While The Fourth Quarter horror movie finished when we turned the calendar, it is less clear whether this is a standalone story or whether we will be forced to stay in our theater seats for the sequel, prequel, and other multiple iterations (Saw VI, anyone?). We noted in previous letters that one of the key threats in the equity markets in 2018 came from the Fed’s push toward normalization of monetary policy, as we are on a road not previously traveled. How various markets react to this normalization and the potential for unseen cross connects between adjacent markets could pose a challenge. The best we can do is make prudent risk versus reward decisions in our investing process with an eye to longer-term prospects and outcomes. We believe the economy is slowing but still healthy and that corporate profits will show growth in 2019. Valuations, post the selloff in the fourth quarter, are now much more attractive. Investors are eager to call the cycle over and are most fearful of the last scary horror bad guy they faced—the financial crisis and great recession. We do not see any signals that an economic event like this is likely to recur again in the near future. We will continue to look for quality businesses run by shareholder-friendly managers where the equities are reasonably priced. It is this steadfast investment philosophy that we believe provides our portfolios with a margin of safety for most periods of market turmoil. However, we will not go charging back into the abandoned house without waiting for sunrise and/or a police backup. We have seen that movie before.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2018 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

34

AMG GW&K Small/Mid Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small/Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small/Mid Cap Fund’s Class I shares on June 30, 2015 to a $10,000 investment made in the Russell 2500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small/Mid Cap Fund and the Russell 2500® Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year		Since Inception	Inception Date

AMG GW&K Small/Mid Cap Fund2, [3,4,5,6]

Class N	(8.25%	)	0.09%	02/24/17

Class I	(8.15%	)	1.11%	06/30/15

Class Z	(7.98%	)	0.33%	02/24/17

Russell 2500® Index[7]	(10.00%	)	3.95%	06/30/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[5]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]  The Russell 2500® Index is composed of the 2,500 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small/mid cap stock performance. Unlike the Fund, the Russell 2500® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

35

AMG GW&K Small/Mid Cap Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	17.4

Industrials	16.6

Consumer Discretionary	14.5

Financials	12.9

Health Care	11.9

Real Estate	8.8

Materials	7.1

Energy	2.6

Utilities	2.5

Consumer Staples	1.1

Short-Term Investments	3.9

Other Assets Less Liabilities	0.7

TOP TEN HOLDINGS

Security Name	% of Net Assets

MarketAxess Holdings, Inc.	3.0

RPM International, Inc.	2.5

Zebra Technologies Corp., Class A	2.5

Burlington Stores, Inc.	2.4

Exponent, Inc.	2.3

Gartner, Inc.	2.2

West Pharmaceutical Services, Inc.	2.0

Five Below, Inc.	1.9

RBC Bearings, Inc.	1.9

Booz Allen Hamilton Holding Corp.	1.9

Top Ten as a Group	22.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

36

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value
Common Stocks - 95.4%

Consumer Discretionary - 14.5%

BJ’s Restaurants, Inc.	24,721	$1,250,141

Burlington Stores, Inc.*	17,863	2,905,774

Carter’s, Inc.[1]	16,894	1,378,888

Cavco Industries, Inc.*	10,529	1,372,771

Dorman Products, Inc.*,1	24,824	2,234,656

Five Below, Inc.*	22,702	2,322,869

Lithia Motors, Inc., Class A1	13,041	995,420

The Michaels Cos., Inc.*,1	52,146	706,057

Polaris Industries, Inc.	15,602	1,196,361

Pool Corp.[1]	8,460	1,257,579

Texas Roadhouse, Inc.	29,064	1,735,121

Total Consumer Discretionary		17,355,637

Consumer Staples - 1.1%

PriceSmart, Inc.	21,187	1,252,152

Energy - 2.6%

Callon Petroleum Co.*,1	124,295	806,675

Dril-Quip, Inc.*,1	10,401	312,342

Matador Resources Co.*,1	51,521	800,121

Parsley Energy, Inc., Class A*	59,300	947,614

Superior Energy Services, Inc.*	76,840	257,414

Total Energy		3,124,166

Financials - 12.9%

Artisan Partners Asset Management, Inc., Class A	22,746	502,914

Glacier Bancorp, Inc.	33,262	1,317,840

James River Group Holdings, Ltd. (Bermuda)	34,898	1,275,173

MarketAxess Holdings, Inc.[1]	16,834	3,557,193

Pinnacle Financial Partners, Inc.[1]	34,180	1,575,698

ProAssurance Corp.	26,935	1,092,484

Signature Bank	16,353	1,681,252

Texas Capital Bancshares, Inc.*	24,814	1,267,747

Webster Financial Corp.	27,961	1,378,198

Western Alliance Bancorp*	45,258	1,787,238

Total Financials		15,435,737

Health Care - 11.9%

Acadia Healthcare Co., Inc.*,1	28,837	741,399

Amneal Pharmaceuticals, Inc.*	35,174	475,904

Bio-Rad Laboratories, Inc., Class A*	5,106	1,185,715

Catalent, Inc.*	45,969	1,433,314

ICU Medical, Inc.*	9,595	2,203,300

Jazz Pharmaceuticals PLC (Ireland)*	6,233	772,643

Neurocrine Biosciences, Inc.*	16,730	1,194,689

	Shares	Value

Premier, Inc., Class A*	48,699	$1,818,908

STERIS PLC (United Kingdom)	19,413	2,074,279

West Pharmaceutical Services, Inc.	24,500	2,401,735

Total Health Care		14,301,886

Industrials - 16.6%

Exponent, Inc.	53,504	2,713,188

Gardner Denver Holdings, Inc.*	63,555	1,299,700

Graco, Inc.	32,314	1,352,341

Hexcel Corp.	26,852	1,539,694

Lincoln Electric Holdings, Inc.	16,362	1,290,144

The Middleby Corp.*,1	9,992	1,026,478

Nordson Corp.	12,678	1,513,119

RBC Bearings, Inc.*	17,131	2,245,874

Ritchie Bros. Auctioneers, Inc. (Canada)	46,858	1,533,194

Schneider National, Inc., Class B	55,217	1,030,901

The Toro Co.	37,826	2,113,717

Wabtec Corp.[1]	23,081	1,621,440

WageWorks, Inc.*	22,440	609,470

Total Industrials		19,889,260

Information Technology - 17.4%

ANSYS, Inc.*	7,957	1,137,373

Blackbaud, Inc.	13,813	868,838

Booz Allen Hamilton Holding Corp.	49,687	2,239,393

Cognex Corp.	46,843	1,811,419

EPAM Systems, Inc.*	8,068	935,969

Gartner, Inc.*	20,485	2,618,802

Power Integrations, Inc.	15,806	963,850

Rapid7, Inc.*	36,461	1,136,125

Silicon Laboratories, Inc.*	15,941	1,256,310

SS&C Technologies Holdings, Inc.	39,288	1,772,282

Tyler Technologies, Inc.*	9,491	1,763,617

The Ultimate Software Group, Inc.*	5,954	1,457,956

Zebra Technologies Corp., Class A*	18,473	2,941,456

Total Information Technology		20,903,390

Materials - 7.1%

AptarGroup, Inc.	11,006	1,035,334

Berry Global Group, Inc.*	31,736	1,508,412

Eagle Materials, Inc.	16,818	1,026,403

Quaker Chemical Corp.	11,044	1,962,629

RPM International, Inc.	51,229	3,011,241

Total Materials		8,544,019

Real Estate - 8.8%

American Campus Communities, Inc., REIT	51,952	2,150,293

The accompanying notes are an integral part of these financial statements.
37

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Real Estate - 8.8% (continued)

CoreSite Realty Corp., REIT	13,542	$1,181,269

Easterly Government Properties, Inc., REIT	85,883	1,346,645

Mid-America Apartment Communities, Inc., REIT	12,537	1,199,791

Physicians Realty Trust, REIT	88,436	1,417,629

Summit Hotel Properties, Inc., REIT	130,668	1,271,400

Sun Communities, Inc., REIT	19,136	1,946,322

Total Real Estate		10,513,349

Utilities - 2.5%

OGE Energy Corp.	38,096	1,492,982

Portland General Electric Co.	32,608	1,495,077

Total Utilities		2,988,059
Total Common Stocks (Cost $130,073,209)		114,307,655

	Principal Amount

Short-Term Investments - 3.9%

Joint Repurchase Agreements - 1.6%[2]

Cantor Fitzgerald Securities, Inc., dated 12/31/18, due 01/02/19, 3.350% total to be received $954,371 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 10.000%, 01/25/19 -10/20/68, totaling $973,277)	$954,193	954,193

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 12/31/18, due 01/02/19, 3.020% total to be received $1,000,168 (collateralized by various U.S. Government Agency Obligations, 3.000% -7.000%, 10/01/25 - 10/20/48, totaling $1,020,000)	$1,000,000	$1,000,000

Total Joint Repurchase Agreements		1,954,193

	Shares

Other Investment Companies - 2.3%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[3]	893,123	893,123

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[3]	893,123	893,123

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%[3]	920,187	920,187

Total Other Investment Companies		2,706,433

Total Short-Term Investments (Cost $4,660,626)		4,660,626

Total Investments - 99.3% (Cost $134,733,835)		118,968,281

Other Assets, less Liabilities - 0.7%		870,916

Net Assets - 100.0%		$119,839,197

*	Non-income producing security.

[1]

Some or all of these securities, amounting to $13,295,996 or 11.1% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.
38

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$114,307,655	—	—	$114,307,655

Short-Term Investments

Joint Repurchase Agreements	—	$1,954,193	—	1,954,193

Other Investment Companies	2,706,433	—	—	2,706,433

Total Investments in Securities	$117,014,088	$1,954,193	—	$118,968,281

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
39

Statement of Assets and Liabilities December 31, 2018

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund

Assets:

Investments at Value [1] (including securities on loan valued at $11,740, $0, $0, $65,435,236, and $13,295,996, respectively)	$36,164,823	$964,771,130	$209,315,632	$429,024,450	$118,968,281

Receivable for investments sold	—	—	1,098,020	10,336,763	—

Dividend, interest and other receivables	343,649	12,031,272	2,023,812	572,589	96,128

Receivable for Fund shares sold	28,817	4,018,669	1,183,731	5,072,919	3,887,859

Receivable from affiliate	—	37,162	8,232	—	5,728

Prepaid expenses and other assets	30,121	20,009	20,126	18,803	10,107

Total assets	36,567,410	980,878,242	213,649,553	445,025,524	122,968,103

Liabilities:

Payable upon return of securities loaned	12,571	—	—	13,271,539	1,954,193

Payable for investments purchased	—	2,420,454	1,155,257	1,046,841	482,023

Payable for delayed delivery investments purchased	—	11,722,500	—	—	—

Payable for Fund shares repurchased	81,447	8,194,204	1,049,143	19,679,243	559,151

Interfund loan payable	—	—	—	1,426,389	—

Due to custodian	—	—	—	226,591	—

Accrued expenses:

Investment advisory and management fees	26,451	172,711	80,723	292,292	67,157

Administrative fees	4,750	123,960	26,908	61,333	15,498

Distribution fees	4,744	3,663	908	2,899	20

Shareholder service fees	901	102,616	14,707	17,155	4,534

Professional fees	48,119	52,464	40,201	35,609	31,628

Other	13,262	87,811	23,342	50,143	14,702

Total liabilities	192,245	22,880,383	2,391,189	36,110,034	3,128,906

Net Assets	$36,375,165	$957,997,859	$211,258,364	$408,915,490	$119,839,197

[1] Investments at cost	$37,352,371	$965,780,937	$208,891,324	$424,697,411	$134,733,835

The accompanying notes are an integral part of these financial statements.
40

Statement of Assets and Liabilities (continued)

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund

Net Assets Represent:

Paid-in capital	$42,244,602	$964,822,378	$211,161,117	$396,632,248	$136,064,792

Distributable earnings (loss)	(5,869,437)	(6,824,519)	97,247	12,283,242	(16,225,595)

Net Assets	$36,375,165	$957,997,859	$211,258,364	$408,915,490	$119,839,197

Class N:

Net Assets	$12,883,519	$17,444,800	$7,283,477	$12,654,780	$88,674

Shares outstanding	1,365,582	1,520,196	751,673	601,693	8,874

Net asset value, offering and redemption price per share	$9.43	$11.48	$9.69	$21.03	$9.99

Class I:

Net Assets	$5,966,596	$940,553,059	$203,866,738	$311,252,146	$54,375,886

Shares outstanding	630,223	81,529,196	21,581,877	14,563,580	5,440,479

Net asset value, offering and redemption price per share	$9.47	$11.54	$9.45	$21.37	$9.99

Class C:

Net assets per class	$2,270,713	—	—	—	—

Shares outstanding	240,802	—	—	—	—

Net asset value, offering and redemption price per share	$9.43	—	—	—	—

Class Z:

Net Assets	$15,254,337	—	$108,149	$85,008,564	$65,374,637

Shares outstanding	1,611,975	—	11,452	3,977,271	6,537,029

Net asset value, offering and redemption price per share	$9.46	—	$9.44	$21.37	$10.00

The accompanying notes are an integral part of these financial statements.
41

Statement of Operations For the fiscal year ended December 31, 2018

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund

Investment Income:

Dividend income	$11,889	$227,022	$93,059	$6,317,064	$1,221,375

Interest income	1,315,086	23,220,024	8,175,300	1,068	—

Securities lending income	1,824	—	—	89,941	10,762

Foreign withholding tax	—	—	—	(25,318)	(4,711)

Total investment income	1,328,799	23,447,046	8,268,359	6,382,755	1,227,426

Expenses:

Investment advisory and management fees	125,446	2,186,356	984,786	3,882,611	797,030

Administrative fees	62,723	1,574,142	328,262	831,988	183,930

Distribution fees - Class N	35,935	56,174	10,725	57,841	236

Distribution fees - Class C	32,852	—	—	—	—

Shareholder servicing fees - Class N	—	26,232	6,435	29,135	—

Shareholder servicing fees - Class I	3,492	513,479	106,695	214,761	44,231

Registration fees	60,888	81,163	59,682	69,326	48,215

Professional fees	48,587	77,229	45,040	49,639	36,770

Custodian fees	15,984	92,564	28,306	40,378	26,029

Trustee fees and expenses	3,310	78,360	16,567	40,967	7,683

Transfer agent fees	(3,117)	23,259	3,552	21,009	3,458

Reports to shareholders	(4,487)	40,017	5,497	29,979	4,140

Miscellaneous	2,490	19,791	5,933	16,695	3,666

Repayment of prior reimbursements	—	—	—	16,826	—

Total expenses before offsets	384,103	4,768,766	1,601,480	5,301,155	1,155,388

Expense reimbursements	(110,054)	(604,775)	(186,327)	(3,686)	(67,647)

Expense reductions	—	—	—	(19,969)	(12,676)

Fee waivers	—	(34,394)	—	—	—

Net expenses	274,049	4,129,597	1,415,153	5,277,500	1,075,065

Net investment income	1,054,750	19,317,449	6,853,206	1,105,255	152,361

Net Realized and Unrealized Loss:

Net realized gain (loss) on investments	(360,583)	(5,814,705)	193,354	50,596,134	2,299,546

Net change in unrealized appreciation/depreciation on investments	(1,421,270)	(7,335,635)	(7,532,447)	(129,767,766)	(17,555,863)

Net realized and unrealized loss	(1,781,853)	(13,150,340)	(7,339,093)	(79,171,632)	(15,256,317)

Net increase (decrease) in net assets resulting from operations	$(727,103)	$6,167,109	$(485,887)	$(78,066,377)	$(15,103,956)

The accompanying notes are an integral part of these financial statements.
42

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG GW&K Enhanced Core Bond Fund		AMG GW&K Municipal Bond Fund

	2018	2017[1]	2018	2017[1]

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$1,054,750	$1,455,617	$19,317,449	$16,341,250

Net realized gain (loss) on investments	(360,583)	261,715	(5,814,705)	2,781,551

Net change in unrealized appreciation/depreciation on investments	(1,421,270)	1,012,966	(7,335,635)	27,347,353

Net increase (decrease) in net assets resulting from operations	(727,103)	2,730,298	6,167,109	46,470,154

Distributions to Shareholders:[2]

Class N	(351,771)	(365,057)	(340,725)	(453,180)

Class S3	—	—	—	(1,030,308)

Class I	(153,460)	(449,908)	(19,323,073)	(15,961,822)

Class C	(53,217)	(86,218)	—	—

Class Z	(489,194)	(563,837)	—	—

Total distributions to shareholders	(1,047,642)	(1,465,020)	(19,663,798)	(17,445,310)

Capital Share Transactions:[4]

Net increase (decrease) from capital share transactions	(10,573,766)	(65,807,448)	(103,417,159)	122,965,822

Total increase (decrease) in net assets	(12,348,511)	(64,542,170)	(116,913,848)	151,990,666

Net Assets:

Beginning of year	48,723,676	113,265,846	1,074,911,707	922,921,041

End of year[5]	$36,375,165	$48,723,676	$957,997,859	$1,074,911,707

[1]	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	Effective June 23, 2017, Class S shares were converted into Class I shares.
[4]	See Note 1(g) of the Notes to Financial Statements.
[5]	The Funds Net assets - End of year did not include any undistributed net investment income in 2017. During 2018, the requirement to disclose undistributed net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.
43

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG GW&K Municipal Enhanced Yield Fund		AMG GW&K Small Cap Core Fund		AMG GW&K Small/Mid Cap Fund

	2018	2017[1]	2018	2017[1]	2018	2017[1]

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$6,853,206	$6,945,956	$1,105,255	$1,044,956	$152,361	$36,766

Net realized gain on investments	193,354	1,907,278	50,596,134	39,398,970	2,299,546	416,050

Net change in unrealized appreciation/depreciation on investments	(7,532,447)	12,463,029	(129,767,766)	52,180,026	(17,555,863)	1,558,779

Net increase (decrease) in net assets resulting from operations	(485,887)	21,316,263	(78,066,377)	92,623,952	(15,103,956)	2,011,595

Distributions to Shareholders:[2]

Class N	(70,830)	(234,480)	(1,606,615)	(1,290,786)	(2,061)	(144)

Class S3	—	(193,559)	—	—	—	—

Class I	(6,778,865)	(6,539,305)	(42,856,809)	(21,663,226)	(1,246,181)	(320,719)

Class Z	(3,511)	(2,693)	(10,281,471)	(5,763,388)	(1,634,280)	(102,624)

From paid in capital:

Class N	(53,402)	—	—	—	—	—

Class I	(5,110,821)	—	—	—	—	—

Class Z	(2,647)	—	—	—	—	—

Total distributions to shareholders	(12,020,076)	(6,970,037)	(54,744,895)	(28,717,400)	(2,882,522)	(423,487)

Capital Share Transactions:[4]

Net increase (decrease) from capital share transactions	(11,809,532)	5,434,557	5,381,820	51,017,083	106,569,502	27,436,973

Total increase (decrease) in net assets	(24,315,495)	19,780,783	(127,429,452)	114,923,635	88,583,024	29,025,081

Net Assets:

Beginning of year	235,573,859	215,793,076	536,344,942	421,421,307	31,256,173	2,231,092

End of year[5]	$211,258,364	$235,573,859	$408,915,490	$536,344,942	$119,839,197	$31,256,173

[1]	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	Effective June 23, 2017, Class S shares were converted into Class I shares.
[4]	See Note 1(g) of the Notes to Financial Statements.
[5]	The Funds Net assets - End of year did not include any undistributed net investment income in 2017. During 2018, the requirement to disclose undistributed net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.
44

AMG GW&K Enhanced Core Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$9.81	$9.67	$9.58	$10.22	$9.96

Income (loss) from Investment Operations:

Net investment income[2,3]	0.23	0.21	0.22	0.29	0.29

Net realized and unrealized gain (loss) on investments	(0.38)	0.15	0.09	(0.64)	0.26

Total income (loss) from investment operations	(0.15)	0.36	0.31	(0.35)	0.55

Less Distributions to Shareholders from:

Net investment income	(0.23)	(0.22)	(0.22)	(0.29)	(0.29)

Total distributions to shareholders	(0.23)	(0.22)	(0.22)	(0.29)	(0.29)

Net Asset Value, End of Year	$9.43	$9.81	$9.67	$9.58	$10.22

Total Return[3]	(1.48)%[4]	3.76%[4]	3.26%	(3.51)%	5.58%[4]

Ratio of net expenses to average net assets	0.73%	0.75%	0.84%	0.84%	0.84%

Ratio of gross expenses to average net assets[5]	0.99%	1.04%	1.05%	1.07%	1.09%

Ratio of net investment income to average net assets[3]	2.45%	2.19%	2.27%	2.87%	2.82%

Portfolio turnover	26%	39%	88%	57%	22%

Net assets end of year (000’s) omitted	$12,884	$16,027	$16,115	$20,203	$27,444

45

AMG GW&K Enhanced Core Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2018	2017[6]	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$9.85	$9.70	$9.62	$10.26	$9.99

Income (loss) from Investment Operations:

Net investment income[2,3]	0.25	0.23	0.24	0.30	0.31

Net realized and unrealized gain (loss) on investments	(0.38)	0.16	0.08	(0.63)	0.27

Total income (loss) from investment operations	(0.13)	0.39	0.32	(0.33)	0.58

Less Distributions to Shareholders from:

Net investment income	(0.25)	(0.24)	(0.24)	(0.31)	(0.31)

Total distributions to shareholders	(0.25)	(0.24)	(0.24)	(0.31)	(0.31)

Net Asset Value, End of Year	$9.47	$9.85	$9.70	$9.62	$10.26

Total Return[3,4]	(1.27)%	4.03%	3.31%	(3.30)%	5.84%

Ratio of net expenses to average net assets	0.54%	0.61%	0.69%	0.67%	0.65%

Ratio of gross expenses to average net assets[5]	0.80%	0.90%	0.90%	0.90%	0.90%

Ratio of net investment income to average net assets[3]	2.64%	2.32%	2.39%	2.96%	3.00%

Portfolio turnover	26%	39%	88%	57%	22%

Net assets end of year (000’s) omitted	$5,967	$6,864	$37,952	$7,463	$2,480

46

AMG GW&K Enhanced Core Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class C	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$9.81	$9.66	$9.57	$10.20	$9.94

Income (loss) from Investment Operations:

Net investment income[2,3]	0.16	0.14	0.15	0.21	0.21

Net realized and unrealized gain (loss) on investments	(0.38)	0.16	0.08	(0.63)	0.26

Total income (loss) from investment operations	(0.22)	0.30	0.23	(0.42)	0.47

Less Distributions to Shareholders from:

Net investment income	(0.16)	(0.15)	(0.14)	(0.21)	(0.21)

Total distributions to shareholders	(0.16)	(0.15)	(0.14)	(0.21)	(0.21)

Net Asset Value, End of Year	$9.43	$9.81	$9.66	$9.57	$10.20

Total Return[3]	(2.23)%[4]	3.08%[4]	2.40%[4]	(4.15)%	4.79%[4]

Ratio of net expenses to average net assets	1.48%	1.50%	1.59%	1.59%	1.59%

Ratio of gross expenses to average net assets[5]	1.74%	1.79%	1.80%	1.82%	1.84%

Ratio of net investment income to average net assets[3]	1.70%	1.43%	1.53%	2.12%	2.07%

Portfolio turnover	26%	39%	88%	57%	22%

Net assets end of year (000’s) omitted	$2,271	$4,561	$7,842	$11,031	$15,927

47

AMG GW&K Enhanced Core Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2018	2017[6]	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$9.84	$9.70	$9.61	$10.25	$9.99

Income (loss) from Investment Operations:

Net investment income[2,3]	0.26	0.24	0.25	0.31	0.31

Net realized and unrealized gain (loss) on investments	(0.38)	0.15	0.09	(0.63)	0.27

Total income (loss) from investment operations	(0.12)	0.39	0.34	(0.32)	0.58

Less Distributions to Shareholders from:

Net investment income	(0.26)	(0.25)	(0.25)	(0.32)	(0.32)

Total distributions to shareholders	(0.26)	(0.25)	(0.25)	(0.32)	(0.32)

Net Asset Value, End of Year	$9.46	$9.84	$9.70	$9.61	$10.25

Total Return[3]	(1.23)%[4]	4.01%[4]	3.52%	(3.15)%[4]	5.85%[4]

Ratio of net expenses to average net assets	0.48%	0.50%	0.59%	0.59%	0.59%

Ratio of gross expenses to average net assets[5]	0.74%	0.79%	0.80%	0.82%	0.84%

Ratio of net investment income to average net assets[3]	2.70%	2.43%	2.51%	3.10%	3.05%

Portfolio turnover	26%	39%	88%	57%	22%

Net assets end of year (000’s) omitted	$15,254	$21,271	$51,357	$47,402	$41,968

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Effective February 27, 2017, Class I shares were renamed Class Z and Class S shares were renamed Class I.

48

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$11.60	$11.25	$11.70	$11.61	$11.02

Income (loss) from Investment Operations:

Net investment income[2,3]	0.17	0.15	0.13	0.15	0.18

Net realized and unrealized gain (loss) on investments	(0.11)	0.36	(0.25)	0.24	0.63

Total income (loss) from investment operations	0.06	0.51	(0.12)	0.39	0.81

Less Distributions to Shareholders from:

Net investment income	(0.18)	(0.15)	(0.12)	(0.15)	(0.18)

Net realized gain on investments	(0.00)[4]	(0.01)	(0.21)	(0.15)	(0.04)

Total distributions to shareholders	(0.18)	(0.16)	(0.33)	(0.30)	(0.22)

Net Asset Value, End of Year	$11.48	$11.60	$11.25	$11.70	$11.61

Total Return[3,5]	0.54%	4.58%	(1.05)%	3.36%	7.39%

Ratio of net expenses to average net assets	0.71%	0.71%	0.71%	0.82%	0.80%

Ratio of gross expenses to average net assets[6]	0.77%	0.78%	0.95%	1.13%	1.12%

Ratio of net investment income to average net assets[3]	1.53%	1.31%	1.08%	1.28%	1.55%

Portfolio turnover	35%	27%	66%	78%	31%

Net assets end of year (000’s) omitted	$17,445	$29,513	$31,406	$27,362	$23,572

49

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2018	2017[7]	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$11.66	$11.31	$11.77	$11.67	$11.08

Income (loss) from Investment Operations:

Net investment income[2,3]	0.21	0.19	0.17	0.21	0.23

Net realized and unrealized gain (loss) on investments	(0.12)	0.36	(0.25)	0.24	0.63

Total income (loss) from investment operations	0.09	0.55	(0.08)	0.45	0.86

Less Distributions to Shareholders from:

Net investment income	(0.21)	(0.19)	(0.17)	(0.20)	(0.23)

Net realized gain on investments	(0.00)[4]	(0.01)	(0.21)	(0.15)	(0.04)

Total distributions to shareholders	(0.21)	(0.20)	(0.38)	(0.35)	(0.27)

Net Asset Value, End of Year	$11.54	$11.66	$11.31	$11.77	$11.67

Total Return[3,5]	0.87%	4.90%	(0.70)%	3.94%	7.80%

Ratio of net expenses to average net assets	0.39%	0.37%	0.34%	0.34%	0.34%

Ratio of gross expenses to average net assets[6]	0.45%	0.45%	0.58%	0.65%	0.66%

Ratio of net investment income to average net assets[3]	1.85%	1.64%	1.45%	1.76%	2.00%

Portfolio turnover	35%	27%	66%	78%	31%

Net assets end of year (000’s) omitted	$940,553	$1,045,399	$728,365	$655,760	$393,581

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Less than $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	Effective June 23, 2017, Class S shares were converted to Class I shares.

50

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$10.02	$9.40	$10.08	$10.16	$8.98

Income (loss) from Investment Operations:

Net investment income[2,3]	0.27	0.26	0.25	0.30	0.34

Net realized and unrealized gain (loss) on investments	(0.33)	0.62	(0.23)	0.05	1.18

Total income (loss) from investment operations	(0.06)	0.88	0.02	0.35	1.52

Less Distributions to Shareholders from:

Net investment income	(0.15)	(0.26)	(0.25)	(0.30)	(0.34)

Net realized gain on investments	—	—	(0.45)	(0.13)	—

Paid in capital	(0.12)	—	—	—	—

Total distributions to shareholders	(0.27)	(0.26)	(0.70)	(0.43)	(0.34)

Net Asset Value, End of Year	$9.69	$10.02	$9.40	$10.08	$10.16

Total Return[3,4]	(0.55)%	9.51%	0.10%	3.57%	17.14%

Ratio of net expenses to average net assets	0.99%	1.01%	1.14%	1.07%	1.00%

Ratio of gross expenses to average net assets[5]	1.08%	1.11%	1.30%	1.25%	1.19%

Ratio of net investment income to average net assets[3]	2.79%	2.67%	2.38%	2.98%	3.46%

Portfolio turnover	89%	67%	172%	120%	83%

Net assets end of year (000’s) omitted	$7,283	$8,828	$4,184	$5,500	$8,507

51

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2018	2017[6]	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$10.01	$9.40	$10.07	$10.14	$8.97

Income (loss) from Investment Operations:

Net investment income[2,3]	0.31	0.30	0.30	0.34	0.37

Net realized and unrealized gain (loss) on investments	(0.32)	0.61	(0.22)	0.07	1.17

Total income (loss) from investment operations	(0.01)	0.91	0.08	0.41	1.54

Less Distributions to Shareholders from:

Net investment income	(0.31)	(0.30)	(0.30)	(0.35)	(0.37)

Net realized gain on investments	—	—	(0.45)	(0.13)	—

Paid in capital	(0.24)	—	—	—	—

Total distributions to shareholders	(0.55)	(0.30)	(0.75)	(0.48)	(0.37)

Net Asset Value, End of Year	$9.45	$10.01	$9.40	$10.07	$10.14

Total Return[3,4]	(0.07)%	9.79%	0.70%	4.15%	17.45%

Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%

Ratio of gross expenses to average net assets[5]	0.73%	0.74%	0.80%	0.82%	0.83%

Ratio of net investment income to average net assets[3]	3.14%	3.05%	2.89%	3.42%	3.83%

Portfolio turnover	89%	67%	172%	120%	83%

Net assets end of year (000’s) omitted	$203,867	$226,638	$195,193	$212,057	$226,284

52

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,

Class Z	2018	2017[7]

Net Asset Value, Beginning of Period	$10.01	$9.49

Income (loss) from Investment Operations:

Net investment income[2,3]	0.31	0.25

Net realized and unrealized gain (loss) on investments	(0.32)	0.52

Total income (loss) from investment operations	(0.01)	0.77

Less Distributions to Shareholders from:

Net investment income	(0.32)	(0.25)

Paid in capital	(0.24)	—

Total distributions to shareholders	(0.56)	(0.25)

Net Asset Value, End of Period	$9.44	$10.01

Total Return[3,4]	(0.09)%	8.23%[8]

Ratio of net expenses to average net assets	0.59%	0.59%[9]

Ratio of gross expenses to average net assets[5]	0.68%	0.69%[9]

Ratio of net investment income to average net assets[3]	3.19%	3.07%[9]

Portfolio turnover	89%	67%

Net assets end of period (000’s) omitted	$108	$108

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Effective June 23, 2017, Class S shares were converted to Class I shares.
[7]	Commencement of operations was on February 27, 2017.
[8]	Not annualized.
[9]	Annualized.

53

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$28.04	$24.57	$21.80	$23.39	$24.34

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.04)	(0.06)[4]	0.00 [5,6]	(0.06)[7]	(0.07)[8]

Net realized and unrealized gain (loss) on investments	(3.95)	5.06	3.81	(0.64)	0.46

Total income (loss) from investment operations	(3.99)	5.00	3.81	(0.70)	0.39

Less Distributions to Shareholders from:

Net realized gain on investments	(3.02)	(1.53)	(1.04)	(0.89)	(1.34)

Total distributions to shareholders	(3.02)	(1.53)	(1.04)	(0.89)	(1.34)

Net Asset Value, End of Year	$21.03	$28.04	$24.57	$21.80	$23.39

Total Return[3,9]	(14.08)%	20.32%	17.44%	(3.02)%	1.53%

Ratio of net expenses to average net assets[10]	1.28%	1.32%	1.33%	1.35%	1.42%

Ratio of gross expenses to average net assets[11]	1.28%	1.33%	1.42%	1.46%	1.53%

Ratio of net investment income (loss) to average net assets[3]	(0.13)%	(0.21)%	0.01%	(0.24)%	(0.28)%

Portfolio turnover	25%	23%	19%	16%	26%

Net assets end of year (000’s) omitted	$12,655	$24,989	$35,760	$35,691	$37,995

54

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2018	2017[12]	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$28.42	$24.84	$22.04	$23.61	$24.49

Income (loss) from Investment Operations:

Net investment income[2,3]	0.06	0.07 [4]	0.10 [5]	0.04 [7]	0.07 [8]

Net realized and unrealized gain (loss) on investments	(4.03)	5.10	3.86	(0.65)	0.44

Total income (loss) from investment operations	(3.97)	5.17	3.96	(0.61)	0.51

Less Distributions to Shareholders from:

Net investment income	(0.06)	(0.06)	(0.10)	(0.05)	(0.04)

Net realized gain on investments	(3.02)	(1.53)	(1.06)	(0.91)	(1.35)

Total distributions to shareholders	(3.08)	(1.59)	(1.16)	(0.96)	(1.39)

Net Asset Value, End of Year	$21.37	$28.42	$24.84	$22.04	$23.61

Total Return[3,9]	(13.83)%	20.79%	17.90%	(2.63)%	2.04%

Ratio of net expenses to average net assets[10]	0.95%	0.95%	0.94%	0.95%	0.95%

Ratio of gross expenses to average net assets[11]	0.95%	0.96%	1.03%	1.06%	1.07%

Ratio of net investment income to average net assets[3]	0.20%	0.24%	0.43%	0.17%	0.30%

Portfolio turnover	25%	23%	19%	16%	26%

Net assets end of year (000’s) omitted	$311,252	$403,309	$367,972	$302,381	$291,301

55

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class Z	2018	2017[13]

Net Asset Value, Beginning of Period	$28.42	$26.13

Income (loss) from Investment Operations:

Net investment income[2,3]	0.07	0.14 [4]

Net realized and unrealized gain (loss) on investments	(4.03)	3.75

Total income (loss) from investment operations	(3.96)	3.89

Less Distributions to Shareholders from:

Net investment income	(0.07)	(0.07)

Net realized gain on investments	(3.02)	(1.53)

Total distributions to shareholders	(3.09)	(1.60)

Net Asset Value, End of Period	$21.37	$28.42

Total Return[3,9]	(13.73)%	14.87%[14]

Ratio of net expenses to average net assets[10]	0.90%	0.90%[15]

Ratio of gross expenses to average net assets[11]	0.90%	0.91%[15]

Ratio of net investment income to average net assets[3]	0.25%	0.56%[15]

Portfolio turnover	25%	23%

Net assets end of period (000’s) omitted	$85,009	$108,047

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.12), $0.01, and $0.09 for Class N, Class I and Class Z shares, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.06) and$0.04 for Class N and Class I, respectively.
[6]	Less than $0.005 per share.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.05) and $0.05 for Class N, and Class I, respectively.
[8]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.11) and $0.03 for the Class N, and Class I respectively.
[9]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[10]	Includes reduction from broker recapture amounting to less than 0.01% for fiscal year ended 2018 and period ended December 31, 2017.
[11]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[12]	Effective June 23, 2017, Class S shares were converted to Class I shares.
[13]	Commencement of operations was on February 27, 2017.
[14]	Not annualized.
[15]	Annualized.

56

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class N	2018	2017[1]

Net Asset Value, Beginning of Period	$11.15	$10.35

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.01)	0.01 [4]

Net realized and unrealized gain (loss) on investments	(0.91)	0.94

Total income (loss) from investment operations	(0.92)	0.95

Less Distributions to Shareholders from:

Net realized gain on investments	(0.24)	(0.15)

Total distributions to shareholders	(0.24)	(0.15)

Net Asset Value, End of Period	$9.99	$11.15

Total Return[3,5]	(8.25)%	9.17%[6]

Ratio of net expenses to average net assets[7]	1.09%	1.10%[8]

Ratio of gross expenses to average net assets[9]	1.16%	1.71%[8]

Ratio of net investment income (loss) to average net assets[3]	(0.09)%	0.12%[8]

Portfolio turnover	53%	38%

Net assets end of period (000’s) omitted	$89	$11

57

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,

Class I	2018	2017	2016[10]	2015[11]

Net Asset Value, Beginning of Period	$11.15	$9.80	$8.95	$10.00

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.01	0.03 [4]	(0.03)	(0.02)

Net realized and unrealized gain (loss) on investments	(0.92)	1.48	0.89	(1.03)

Total income (loss) from investment operations	(0.91)	1.51	0.86	(1.05)

Less Distributions to Shareholders from:

Net investment income	(0.01)	(0.01)	(0.01)	—

Net realized gain on investments	(0.24)	(0.15)	—	—

Total distributions to shareholders	(0.25)	(0.16)	(0.01)	—

Net Asset Value, End of Period	$9.99	$11.15	$9.80	$8.95

Total Return[3]	(8.15)%[5]	15.44%[5]	9.55%	(10.50)%[5,6]

Ratio of net expenses to average net assets[7]	0.94%	0.94%	0.95%	0.95%[8]

Ratio of gross expenses to average net assets[9]	1.01%	1.62%	4.60%	11.39%[8]

Ratio of net investment income (loss) to average net assets[3]	0.06%	0.26%	(0.38)%	(0.39)%[8]

Portfolio turnover	53%	38%	48%	41%[6]

Net assets end of period (000’s) omitted	$54,376	$24,266	$2	$1

58

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class Z	2018	2017[1]

Net Asset Value, Beginning of Period	$11.15	$10.35

Income (loss) from Investment Operations:

Net investment income[2,3]	0.02	0.03 [4]

Net realized and unrealized gain (loss) on investments	(0.91)	0.94

Total income (loss) from investment operations	(0.89)	0.97

Less Distributions to Shareholders from:

Net investment income	(0.02)	(0.02)

Net realized gain on investments	(0.24)	(0.15)

Total distributions to shareholders	(0.26)	(0.17)

Net Asset Value, End of Period	$10.00	$11.15

Total Return[3,5]	(7.98)%	9.34%[6]

Ratio of net expenses to average net assets[7]	0.84%	0.85%[8]

Ratio of gross expenses to average net assets[9]	0.91%	1.46%[8]

Ratio of net investment income to average net assets[3]	0.16%	0.37%[8]

Portfolio turnover	53%	38%

Net assets end of period (000’s) omitted	$65,375	$6,980

[1]	Commencement of operations was on February 27, 2017.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $(0.01), $0.00, and $0.01 for Class N, Class I and Class Z, respectively.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended 2018, and less than 0.01% for the fiscal year ended 2017.
[8]	Annualized.
[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[10]	Effective October 1, 2016, Institutional Class was renamed Class I.
[11]	Commencement of operations was on June 30, 2015.

59

Notes to Financial Statements December 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG GW&K Small Cap Core Fund (“Small Cap Core”) and AMG GW&K Small/Mid Cap Fund (“Small/Mid Cap”) and AMG Funds II: AMG GW&K Enhanced Core Bond Fund (“Enhanced Core Bond”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares, which, effective February 27, 2017, were renamed. Enhanced Core Bond, Municipal Bond, Municipal Enhanced and Small Cap Core offer Class N, Class S and Class I shares. Enhanced Core Bond Class I shares were renamed Class Z and Class S shares were renamed Class I; Municipal Enhanced and Small Cap Core added Class Z shares and Small/Mid Cap added Class N and Class Z shares. Effective June 23, 2017, Municipal Bond, Municipal Enhanced and Small Cap Core Class S shares were converted to Class I shares. Additionally, Enhanced Core Bond offers Class C shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective February 27, 2017, the Small/Mid Cap Principal Investment Strategies changed from a small cap growth investment strategy to one that primarily invests in common stock and preferred stock of U.S. small- and mid-capitalization companies with either growth- or value- oriented characteristics.

Class C shares of Enhanced Core Bond were closed to all new investors and will no longer be available for purchase by existing shareholders. Shareholders who redeem Class C shares of the Fund will not be subject to the deferred sales charges because they have been closed for longer than one year as described in the prospectus. Small Cap Core was closed to new investors. Please refer to Enhanced Core Bond’s and Small Cap Core’s current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that

60

Notes to Financial Statements (continued)

would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap Core and Small/Mid Cap had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2018, the impact on the expense and expense ratios, if any, for Small Cap Core was $19,969, or less than 0.005%, and Small/Mid Cap was $12,676, or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to current year redesignation of dividends paid by the fund and return of capital. Temporary differences are primarily due to differences between book and tax treatment of losses for excise tax purposes and wash sales.

The distributions disclosed on the Statements of Changes in Net Assets for the fiscal year ended December 31, 2017 were from the following sources:

Fund	Net Investment Income	Realized Gain on Investments
Enhanced Core Bond

Class N	$365,057	—

Class I	449,908	—

Class C	86,218	—

Class Z	563,837	—

Total	$1,465,020	—

61

Notes to Financial Statements (continued)

Fund	Net Investment Income	Realized Gain on Investments

Municipal Bond

Class N	$424,272	$28,908

Class S	1,030,308	—

Class I	14,934,133	1,027,689

Total	$16,388,713	$1,056,597

Municipal Enhanced

Class N	$234,480	—

Class S	193,559	—

Class I	6,539,305	—

Class Z	2,693	—

Total	$6,970,037	—

Fund	Net Investment Income	Realized Gain on Investments

Small Cap Core

Class N	—	$1,290,786

Class I	$817,532	20,845,694

Class Z	263,165	5,500,223

Total	$1,080,697	$27,636,703

Small/Mid Cap

Class N	—	$144

Class I	$26,217	294,502

Class Z	10,595	92,029

Total	$36,812	$386,675

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	Enhanced Core Bond		Municipal Bond		Municipal Enhanced

Distributions paid from:	2018	2017	2018	2017	2018	2017

Ordinary income	$1,047,632	$1,465,020	$153,142	$155,501	$56,855	$54,499

Tax-exempt income	—	—	19,200,002	16,185,749	6,796,351	6,915,538

Short-term capital gains	—	—	—	—	—	—

Long-term capital gains	—	—	310,654	1,104,060	—	—

Paid-in capital	—	—	—	—	5,166,870	—

	$1,047,632	$1,465,020	$19,663,798	$17,445,310	$12,020,076	$6,970,037

			Small Cap Core		Small/Mid Cap

Distributions paid from:			2018	2017	2018	2017

Ordinary income			$1,050,912	$1,075,896	$152,361	$36,742

Short-term capital gains			1,716,078	823,117	2,222,595	261,774

Long-term capital gains			51,977,905	26,818,387	507,566	124,971

Paid-in capital			—	—	—	—

			$54,744,895	$28,717,400	$2,882,522	$423,487

As of December 31, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Enhanced Core Bond	Municipal Bond	Municipal Enhanced	Small Cap Core	Small/Mid Cap
Capital loss carryforward	$4,683,033	$5,814,712	$304,591	—	—

Undistributed ordinary income	7,118	—	—	$54,343	—

Undistributed short-term capital gains	—	—	—	—	—

Undistributed long-term capital gains	—	—	—	10,927,368	$239,125

Late-year loss deferral	—	—	—	1,834,452	83,145

62

Notes to Financial Statements (continued)

At December 31, 2018, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Enhanced Core Bond	$37,358,335	$26,089	$(1,219,601)	$(1,193,512)

Municipal Bond	965,780,937	7,208,593	(8,218,400)	(1,009,807)

Municipal Enhanced	208,913,794	2,501,092	(2,099,254)	401,838

Small Cap Core	425,888,467	68,454,742	(65,318,759)	3,135,983

Small/Mid Cap	135,349,856	5,701,424	(22,082,999)	(16,381,575)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2018, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

	Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term	Total
Enhanced Core Bond	$1,685,519	$2,997,514	$4,683,033

Municipal Bond	719,813	5,094,899	5,814,712

Municipal Enhanced	304,591	—	304,591

As of December 31, 2018, Small Cap Core and Small/Mid Cap had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ending December 31, 2019, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

63

Notes to Financial Statements (continued)

For the fiscal years ended December 31, 2018 and December 31, 2017, the capital stock transactions by class for the Funds were as follows:

		Enhanced Core Bond				Municipal Bond
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	424,957	$4,049,618	545,254	$5,338,004	1,361,049	$15,628,138	1,383,931	$15,924,408

Reinvestment of distributions	27,223	258,273	25,331	247,785	29,687	336,857	37,952	438,882

Cost of shares repurchased	(719,736)	(6,838,184)	(604,413)	(5,915,824)	(2,415,317)	(27,584,411)	(1,667,771)	(19,328,676)

Net decrease	(267,556)	$(2,530,293)	(33,828)	$(330,035)	(1,024,581)	$(11,619,416)	(245,888)	$(2,965,386)

Class S:

Proceeds from sale of shares	—	—	—	—	—	—	3,078,878	$35,271,698

Reinvestment of distributions	—	—	—	—	—	—	53,728	615,132

Cost of shares repurchased	—	—	—	—	—	—	(3,952,625)	(45,334,584)

Share Conversion	—	—	—	—	—	—	(13,649,760)	(160,111,684)

Net decrease	—	—	—	—	—	—	(14,469,779)	$(169,559,438)

Class I:

Proceeds from sale of shares	380,957	$3,660,749	499,155	$4,874,509	34,143,663	$390,076,652	34,230,051	$396,585,461

Reinvestment of distributions	12,169	115,703	44,098	430,918	1,241,970	14,166,368	1,264,901	14,708,302

Cost of shares repurchased	(459,754)	(4,456,226)	(3,757,375)	(36,918,527)	(43,525,772)	(496,040,763)	(23,820,377)	(275,914,801)

Share Conversion	—	—	—	—	—	—	13,603,372	160,111,684

Net increase (decrease)	(66,628)	$(679,774)	(3,214,122)	$(31,613,100)	(8,140,139)	$(91,797,743)	25,277,947	$295,490,646

Class C:

Proceeds from sale of shares	498	$4,748	1,278	$12,466	—	—	—	—

Reinvestment of distributions	4,736	44,928	6,466	63,151	—	—	—	—

Cost of shares repurchased	(229,466)	(2,178,365)	(354,502)	(3,456,425)	—	—	—	—

Net decrease	(224,232)	$(2,128,689)	(346,758)	$(3,380,808)	—	—	—	—

Class Z:

Proceeds from sale of shares	112,597	$1,079,678	420,620	$4,105,961	—	—	—	—

Reinvestment of distributions	32,270	307,362	55,590	545,034	—	—	—	—

Cost of shares repurchased	(693,811)	(6,622,050)	(3,611,083)	(35,134,500)	—	—	—	—

Net decrease	(548,944)	$(5,235,010)	(3,134,873)	$(30,483,505)	—	—	—	—

64

Notes to Financial Statements (continued)

		Municipal Enhanced				Small Cap Core
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	503,883	$4,895,415	854,262	$8,245,287	118,455	$3,333,417	164,219	$4,353,577

Reinvestment of distributions	12,650	123,277	24,014	234,148	74,956	1,556,082	43,445	1,224,282

Cost of shares repurchased	(646,210)	(6,320,716)	(441,848)	(4,333,836)	(482,775)	(13,686,615)	(771,984)	(20,688,735)

Net increase (decrease)	(129,677)	$(1,302,024)	436,428	$4,145,599	(289,364)	$(8,797,116)	(564,320)	$(15,110,876)

Class S:

Proceeds from sale of shares	—	—	319,509	$3,059,584	—	—	14,465	$373,459

Reinvestment of distributions	—	—	20,245	193,539	—	—	—	—

Cost of shares repurchased	—	—	(891,675)	(8,586,630)	—	—	(67,690)	(1,761,714)

Share Conversion	—	—	(1,192,488)	(11,722,161)	—	—	(660,652)	(17,976,373)

Net decrease	—	—	(1,744,409)	$(17,055,668)	—	—	(713,877)	$(19,364,628)

Class I:

Proceeds from sale of shares	3,422,201	$33,378,454	5,135,104	$49,798,634	3,424,698	$99,405,234	4,400,525	$118,884,418

Reinvestment of distributions	618,327	5,929,747	334,730	3,259,308	1,913,334	40,371,352	708,864	20,238,054

Cost of shares repurchased	(5,104,631)	(49,821,867)	(4,794,481)	(46,538,170)	(4,967,816)	(125,593,850)	(6,389,413)	(183,987,173)

Share Conversion	—	—	1,194,920	11,722,161	—	—	658,716	17,976,373

Net increase (decrease)	(1,064,103)	$(10,513,666)	1,870,273	$18,241,933	370,216	$14,182,736	(621,308)	$(26,888,328)

Class Z:[1]

Proceeds from sale of shares	—	—	10,535	$100,000	428,733	$11,243,997	4,253,757	$125,555,645

Reinvestment of distributions	642	$6,158	275	2,693	487,274	10,281,472	201,870	5,763,389

Cost of shares repurchased	—	—	—	—	(740,347)	(21,529,269)	(654,016)	(18,938,119)

Net increase (decrease)	642	$6,158	10,810	$102,693	175,660	$(3,800)	3,801,611	$112,380,915

65

Notes to Financial Statements (continued)

	Small/Mid Cap

	December 31, 2018		December 31, 2017

	Shares	Amount	Shares	Amount

Class N:[1]

Proceeds from sale of shares	7,686	$90,000	966	$10,000

Reinvestment of distributions	209	2,061	13	144

Net increase	7,895	$92,061	979	$10,144

Class I:

Proceeds from sale of shares	4,362,093	$49,100,133	1,961,796	$20,991,750

Reinvestment of distributions	123,071	1,215,947	28,697	320,262

Cost of shares repurchased	(1,221,254)	(13,093,212)	(41,659)	(452,348)

Net increase	3,263,910	$37,222,868	1,948,834	$20,859,664

Class Z:[1]

Proceeds from sale of shares	8,619,193	$100,520,967	618,470	$6,484,063

Reinvestment of distributions	165,413	1,634,280	9,195	102,624

Cost of shares repurchased	(2,873,377)	(32,900,674)	(1,865)	(19,522)

Net increase	5,911,229	$69,254,573	625,800	$6,567,165

1 Commencement of operations was February 27, 2017.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2018, the market value of Repurchase Agreements outstanding for Enhanced Core, Small Cap Core and Small/Mid Cap were $12,571, $13,271,539 and $1,954,193, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund’s Schedules of Portfolio Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2018, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

66

Notes to Financial Statements (continued)

Enhanced Core Bond*	0.30%

Municipal Bond

on first $25 million	0.35%

on next $25 million	0.30%

on next $50 million	0.25%

on balance over $100 million	0.20%

Municipal Enhanced*	0.45%

Small Cap Core*	0.70%

Small/Mid Cap*	0.65%

*Prior to February 27, 2017, the annual rate for the investment management fees were 0.45%, 0.50%, 0.75% and 0.75% of the average daily net assets for Enhanced Core Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap, respectively.

The Investment Manager has contractually agreed, through at least May 1, 2019, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap to 0.48%, 0.34%, 0.59%, 0.90% and 0.85%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. Prior to February 27, 2017, the expense cap was 0.59%, 0.64%, 0.95% and 0.95% of the average daily net assets for Enhanced Core Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap, respectively. There was no change to the expense cap for Municipal Bond.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2018, the Funds’ expiration of recoupment is as follows:

Expiration Period	Enhanced Core Bond	Municipal Bond

Less than 1 year	$249,870	$2,293,974

Within 2 years	185,809	703,359

Within 3 years	110,054	604,775

Total Amount Subject to Recoupment	$545,733	$3,602,108

Expiration Period	Municipal Enhanced	Small Cap Core

Less than 1 year	$222,096	$314,503

Within 2 years	232,286	51,380

Within 3 years	186,327	3,686

Total Amount Subject to Recoupment	$640,709	$369,569

Expiration Period		Small/Mid Cap

Less than 1 year		$57,742

Within 2 years		85,512

Within 3 years		67,647

Total Amount Subject to Recoupment		$210,901

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund and Class C shares of Enhanced Core Bond, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and Enhanced Core Bond Class C shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to the Class N shares and Enhanced Core Bond Class C shares, respectively. The portion of payments made under the plan by Class N shares of each Fund and Class C shares of Enhanced Core Bond for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For Enhanced Core Bond’s Class I shares and for each of the Class N and Class I shares of Municipal Bond, Municipal Enhanced, Small Cap Core, and Small/Mid Cap, the Board has approved reimbursement payments to the Investment Manager

67

Notes to Financial Statements (continued)

for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below. The Investment Manager had voluntarily agreed, through at least May 1, 2018, to waive 0.01% of the shareholder servicing fees authorized to be paid by Class I shares of Municipal Bond. This waiver expired on April 30, 2018.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2018, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Enhanced Core Bond

Class I	0.10%	0.06%

Municipal Bond

Class N	0.15%	0.12%

Class I*	0.05%	0.05%

Municipal Enhanced

Class N**	0.15%	0.15%

Class I*	0.05%	0.05%

Small Cap Core

Class N**	0.15%	0.13%

Class I*	0.05%	0.05%

Small/Mid Cap

Class N	0.15%	—

Class I*	0.10%	0.10%

*Prior to February 27, 2017, Class I shares did not incur shareholder servicing fees.

**Effective February 27, 2017, the maximum annual rate was decreased to 0.15% from 0.25%.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2018, Municipal Enhanced lent a maximum of $2,900,150 for one day earning interest of $209, and Small Cap Core lent a maximum of $3,763,830 for four days earning interest in the amount of $1,068. The interest income amount is included in the Statement of Operations as interest income. Small Cap Core borrowed a maximum of $5,815,368 for nine days paying interest of $3,804, and Small/Mid Cap borrowed a maximum of $5,032,190 for five days paying interest of $1,004. The interest expense amount is included in the Statement of Operations as miscellaneous expense. For the year ended December 31, 2018, Enchanced Core Bond and Municipal Bond neither lent to nor borrowed from other Funds in the AMG Funds family. At December 31, 2018, Small Cap Core had an interfund loan of $1,426,389 outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2018, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Enhanced Core Bond	$8,559,813	$14,482,702

Municipal Bond	363,616,631	429,639,021

Municipal Enhanced	190,151,686	204,537,908

Small Cap Core	134,697,817	169,936,568

Small/Mid Cap	163,100,789	62,079,424

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2018 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

Enhanced Core Bond	$2,108,797	$4,822,901

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and, effective October 1, 2018, may also be accepted in U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into

68

Notes to Financial Statements (continued)

joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash and securities collateral received at December 31, 2018, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Enhanced Core Bond	$11,740	$12,571	—	$12,571

Small Cap Core	65,435,236	13,271,539	$53,186,874	66,458,413

Small/Mid Cap	13,295,996	1,954,193	11,506,767	13,460,960

The following table summarizes the securities received as collateral for securities lending:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Small Cap Core	U.S. Treasury Obligations	0.000%-8.750%	01/10/19-08/15/47

Small/Mid Cap	U.S. Treasury Obligations	0.000%-8.000%	01/15/19-08/15/47

5. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2018:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount

Enhanced Core Bond

Citigroup Global Markets, Inc.	$12,571	$12,571	—	—

Small Cap Core

Cantor Fitzgerald Securities, Inc.	$3,152,649	$3,152,649	—	—

Daiwa Capital Markets America	3,152,649	3,152,649	—	—

Mizuho Securities USA, LLC	660,943	660,943	—	—

RBC Dominion Securities, Inc.	3,152,649	3,152,649	—	—

State of Wisconsin Investment Board	3,152,649	3,152,649	—	—

Total	$13,271,539	$13,271,539	—	—

Small/Mid Cap

Cantor Fitzgerald Securities, Inc.	$954,193	$954,193	—	—

RBC Dominion Securities, Inc.	1,000,000	1,000,000	—	—

Total	$1,954,193	$1,954,193	—	—

69

Notes to Financial Statements (continued)

7. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. The Funds have early adopted these changes and there was no significant impact on the financial statements and accompanying notes.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. The Funds have adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

70

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND AMG FUNDS II AND SHAREHOLDERS OF AMG GW&K ENHANCED CORE BOND FUND, AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K SMALL CAP CORE FUND AND AMG GW&K SMALL/MID CAP FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, and AMG GW&K Small/Mid Cap Fund (five of the funds constituting AMG Funds and AMG Funds II, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2019

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

71

Other Information

TAX INFORMATION

The AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small/Mid Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small/Mid Cap Fund each hereby designates $0, $310,654, $0, $51,977,905, and $507,566, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2018, or if subsequently determined to be different, the net capital gains of such fiscal year.

72

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 55 Funds in Fund Complex	Bruce B. Bingham, 70 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 - AMG Funds Trustee since 2000 - AMG Funds II • Oversees 55 Funds in Fund Complex

Edward J. Kaier, 73

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Kurt A. Keilhacker, 55

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 55 Funds in Fund Complex

Steven J. Paggioli, 68

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 55 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 58 Funds in Fund Complex

Eric Rakowski, 60

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Victoria L. Sassine, 53

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 - AMG Funds Trustee since 2000- AMG Funds II • Oversees 55 Funds in Fund Complex

Thomas R. Schneeweis, 71

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

73

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 58 Funds in Fund Complex

Christine C. Carsman, 66

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc.(2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer,AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 52

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 48

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 33

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

74

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the semiannual report, or annual report, please visit amgfunds.com. amgfunds.com

amgfunds.com
77

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	123118 AR020

ANNUAL REPORT

AMG Funds

December 31, 2018

AMG Managers Skyline Special Equities Fund
Class N: SKSEX	Class I: SKSIX	Class Z: SKSZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-548-4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.

amgfunds.com |	123118 AR018

AMG Funds Annual Report — December 31, 2018

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	9

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	11

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	12

Detail of changes in assets for the past two fiscal years

Financial Highlights	13

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	16

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

OTHER INFORMATION	23

TRUSTEES AND OFFICERS	24

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

It was a difficult year for financial markets in 2018. Strong domestic economic growth fueled equity returns for the majority of the year, but a pullback in the fourth quarter reversed returns, leaving indices across market caps firmly in negative territory. Investors were driven by signs of deceleration in growth across the globe combined with political uncertainty and tighter monetary policy. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned +9.9% in the first three quarters of the year before a period of heightened volatility resulted in a fourth quarter return of -13.5% and a -4.4% return for the full fiscal year.

In 2018, there was wide performance dispersion across the eleven economic sectors of the S&P 500® Index. Despite a weak fourth quarter, health care, utilities, information technology, and consumer discretionary sectors ended the year on a positive note with returns of +6.4%, +4.1%, +3.4% and +1.9%, respectively. Corporate earnings are expected to continue growing at double digits for the fifth consecutive quarter. According to FactSet, fourth quarter earnings growth for S&P 500® companies is +10.9% (as of January 25, 2019). Growth stocks outperformed value for the first three quarters of the year until the fourth quarter’s risk off environment reversed the trend. Full year returns for the Russell 1000® Growth and Russell 1000® Value Indexes were -1.5% and -8.3%, respectively.

Despite skittish investor sentiment, the U.S. economy continued to show signs of growth, albeit at a slower pace with third quarter GDP growth ringing in at 3.4%. The Federal Reserve raised short-term interest rates four times over the course of the year to end the year at a target rate of 2.25%–2.50%. Higher interest rates eroded the performance of bonds in the first three quarters of the year and a risk off fourth quarter resulted in mixed results. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the year where it began with a 0.0% return for 2018. The yield on the 10-year U.S. Treasury note crossed above 3% at the end of September but fell dramatically as investors sought to insulate themselves from market volatility. During the past year, the short end of the yield curve has risen faster than the longer end, resulting in the 2–10 year Treasury spread of 0.21%. As expected, high yield bonds held up in the rising interest rate environment but struggled in the fourth quarter as investors removed risk from their portfolios. As a result, spreads between investment grade and high yield corporate debt climbed past 300 bps. In 2018, the Bloomberg Barclays U.S. Aggregate Credit Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index returned -2.1% and -2.1%, respectively.

Economic conditions outside the U.S. started the year with strong growth indicators but finished with signs of deceleration. At the European Central Bank’s most recent monetary policy meeting, the governing council issued guidance that quantitative easing measures would continue and interest rates would remain at their present levels through summer of 2019. This is a departure from guidance earlier in the year which indicated the asset repurchase program would come to an end in December 2018 and rates would rise in 2019. The Bank of England increased its target rate in August for the first time since 2009, but deceleration in growth and increased downside risks, including a disorderly Brexit, have halted discussion of additional hikes in the near future.

International equities and emerging markets demonstrated significantly weaker returns, with the MSCI EAFE and MSCI Emerging Markets Index returning -13.8% and -14.6%, respectively, in the 12 months ending December 31, 2018. In a recent speech at the Hudson Institute, Vice President Mike Pence acknowledged China’s aggressive actions toward the United States and highlighted a dramatic shift in U.S foreign policy with China: “We seek a relationship grounded in fairness, reciprocity and respect for sovereignty, and we have taken strong and swift action to achieve that goal.” This new tone combined with two rounds of new U.S. tariffs for Chinese imports and signs of a slowing economy acted as a drag on the largest economy within the MSCI Emerging Markets Index. Concurrently, the U.S. Dollar strengthened against most major global currencies, particularly in emerging markets, where those with large current account deficits faced significant pressure, adding to the drag on performance for emerging markets.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2018*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500® Index)	(4.38)%	9.26%	8.49%

Small Caps	(Russell 2000® Index)	(11.01)%	7.36%	4.41%

International	(MSCI All Country World Index ex USA)	(14.20)%	4.48%	0.68%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	0.01%	2.06%	2.52%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	(2.08)%	7.23%	3.83%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	1.28%	2.30%	3.82%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	1.92%	1.18%	0.78%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*
AMG Managers Skyline Special Equities Fund
Based on Actual Fund Return
Class N	1.17%	$1,000	$794	$5.29
Class I	1.02%	$1,000	$794	$4.61
Class Z	0.92%	$1,000	$795	$4.16
Based on Hypothetical 5% Annual Return
Class N	1.17%	$1,000	$1,019	$5.96
Class I	1.02%	$1,000	$1,020	$5.19
Class Z	0.92%	$1,000	$1,021	$4.69

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

5

AMG Managers Skyline Special Equities Fund Portfolio Manager’s Comments (unaudited)

The AMG Managers Skyline Special Equity Fund (the “Fund”) Class N shares returned (19.00)%, underperforming the Russell 2000® Value Index and Russell 2000® Index, which returned (12.86)% and (11.01)% respectively. 2018’s annual decline was the second largest in the 30+ year history Skyline has been managing the Fund, surpassed only by the financial crisis year of 2008.

MARKET OVERVIEW

Stocks plummeted in the fourth quarter, eliminating the gains generated earlier in the year. Throughout the year, headlines were dominated by news of slowing overseas economies, an inverting yield curve, a weakening U.S. housing market, and increasing trade tensions. These concerns intensified in the fourth quarter, forcing investors to contend with the possibility that U.S. economic growth would slow dramatically, if not fall into a recession, in 2019.

The outlook for earnings growth has become less certain given the headwinds buffeting the U.S. economy. In addition, the stock market and the Treasury yield curve, which often act as leading indicators of the economy, are flashing warning signals. However, the employment situation remains robust, and for the most part indicators point to continued, albeit slower, economic expansion. In addition, equity valuations have fallen to their most attractive levels in years, indicating that the diminished earnings outlook is largely reflected in stock prices.

PERFORMANCE REVIEW

The Fund trailed both indexes for the year. Skyline’s investment style focuses on companies that are selling at low valuations relative to current or previously demonstrated earnings. Higher P/E stocks significantly outperformed stocks with lower price-to-equity multiples in 2018, creating a difficult environment for our style of investing. In addition, our process looks for inflection points in company fundamentals and the market’s assessment of those fundamentals. In momentum-oriented markets like 2018, stocks that are already doing well are rewarded by investors regardless of valuation. Those that have not performed as well but may be poised to improve tend to underperform. By one measure, small cap stocks with the best momentum outperformed those with the worst momentum by almost 1300 basis points in 2018.

Every sector of the Fund, except healthcare, posted declines for the year. The industrials sector had the largest negative impact on the Fund’s absolute performance due to its large weighting and poor performance of stocks within the sector. NN, Inc., a manufacturer of high precision components, was a major detractor. We eliminated our position in NN Inc. during the fourth quarter because the company’s business model transformation was not generating the benefits expected. The Ensign Group, Inc., a nursing home operator, contributed most to the Fund’s performance for the year as improving occupancy at acquired facilities drove strong earnings results.

On a relative basis, the Fund underperformed both benchmarks. Positive contributors to relative performance were a lack of exposure to the poor performing energy sector and strong stock selection within the healthcare sector.

Weak performance of the Fund’s industrials sector was the largest detractor from its relative performance due in part to weak performance at a number of its residential housing-related companies, including American Woodmark Corporation, JELD-WEN Holding, Inc., Beacon Roofing Supply, Inc., and BMC Stock Holdings, Inc. We continue to believe that long-term demographic trends and a rebound in home ownership levels will allow the housing market to rebound from current weakness. A lack of exposure to the outperforming utilities sector also detracted from relative performance.

OUTLOOK

Several headwinds to earnings growth have emerged, including slowing overseas economies, a weaker U.S. housing market, a decline in durable goods orders and certain commodity prices, and tighter financial conditions. Concerns about trade tensions and tariffs are impacting business sentiment. In addition, several leading economic indicators, including stock prices, a flattening yield curve, and wider credit spreads, are all pointing to reduced economic activity. Although these are components of the Conference Board’s index of leading economic indicators, they are not infallible predictors. To quote the economist Paul Samuelson, “the stock market has predicted nine out of the last five recessions.”

For the most part, economists have scaled back estimates for U.S. GDP in 2019 but still see growth. In December, the Federal Reserve cut its estimate of growth to 2.3%, down from 2.5% previously. A recent survey of economists by the Wall Street Journal put the odds of recession over the next twelve months at 22%, up from 14% a year earlier but still well below recession odds of 36% just before the last downturn. Underpinning the growth outlook is high consumer confidence. The University of Michigan consumer sentiment index remained near its 14-year high in late December, as consumers appeared to be undaunted by recent market volatility. Confidence is being bolstered by low unemployment, strong payroll growth, rising wages, and strong balance sheets.

The combination of sharp price declines and solid earnings growth has caused equity valuations to improve dramatically. As calculated by S&P Capital IQ, the Fund’s trailing 12 month P/E ended the year at 15.4x, its lowest year-ending level since the depths of the financial crisis in 2008. We believe adjusting the earnings to reflect our estimates of soon-to-be-reported fourth quarter 2018 figures and the elimination of certain nonrecurring items provides a more accurate picture of the Fund’s valuation. On that basis, it is trading at 11.6x earnings. The only time the Fund traded at a valuation meaningfully lower than today over the last 25 years was during the financial crisis of 2008–2009.

Because current valuations are so attractive, we believe that the outlook for the Fund is quite positive over the next 3 to 5 years. If the economy grows in 2019, we are also optimistic about the near-term outlook for the Fund. If the economy falls into a recession, the Fund might face additional volatility before rebounding. Our confidence stems from our long history of investing over many different stock market environments, including ones similar to the cycle in which we currently find ourselves.

This commentary reflects the viewpoints of the portfolio manager, Skyline Asset Management, L.P. as of December 31, 2018 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

4

AMG Managers Skyline Special Equities Fund Portfolio Manager’s Comments (unaudited)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Skyline Special Equities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Skyline Special Equities Fund’s Class N shares (formerly Class S shares) on December 31, 2008 to a $10,000 investment made in the Russell 2000® Value Index and the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Skyline Special Equities Fund and the Russell 2000® Value Index and the Russell 2000® Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Managers Skyline Special Equities Fund2, [3,4,5,6]
Class N	(19.00%)	0.81%	13.52%	10.98%[7]	04/23/87
Class I	(18.88%)	—	—	(7.03%)	02/24/17
Class Z	(18.80%)	—	—	(6.96%)	02/24/17
Russell 2000® Value Index[8]	(12.86%)	3.61%	10.40%	—
Russell 2000® Index[9]	(11.01%)	4.41%	11.97%	8.51%	04/23/87	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  A short-term fee of 2% will be charged on redemptions of Fund shares within 30 days of purchase. Effective March 1, 2019, the Fund will eliminate this redemption fee.

[4]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[5]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[6]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]  Effective after the close of business on December 31, 2007, the Fund was reorganized into the AMG Managers Skyline Special Equities Fund, a series of AMG Funds. The returns shown include the performance of the predecessor Fund.

[8] The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

[9]  The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Managers Skyline Special Equities Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Industrials	28.2
Financials	24.3
Information Technology	17.5
Consumer Discretionary	10.6
Materials	10.3
Health Care	5.9
Real Estate	1.2
Short-Term Investments	2.6
Other Assets Less Liabilities	(0.6)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Aaron’s, Inc.	2.6
Orion Engineered Carbons, S.A. (Luxembourg)	2.4
TriMas Corp.	2.4
Essent Group, Ltd.	2.3
First Busey Corp.	2.3
Reinsurance Group of America, Inc.	2.3
Zebra Technologies Corp., Class A	2.3
Brunswick Corp.	2.2
BancorpSouth Bank	2.2
OceanFirst Financial Corp.	2.1

Top Ten as a Group	23.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Managers Skyline Special Equities Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value
Common Stocks - 98.0%
Consumer Discretionary - 10.6%
Aaron’s, Inc.	454,700	$19,120,135
Brunswick Corp.	362,800	16,852,060
The Children’s Place, Inc.	145,200	13,081,068
Gildan Activewear, Inc. (Canada)	341,800	10,377,048
LCI Industries[1]	198,350	13,249,780
Winnebago Industries, Inc.[1]	262,200	6,347,862
Total Consumer Discretionary		79,027,953
Financials - 24.3%
Banc of California, Inc.[1]	924,000	12,298,440
BancorpSouth Bank[1]	628,900	16,439,446
Essent Group, Ltd.*	498,350	17,033,603
First Busey Corp.	691,143	16,960,649
First Midwest Bancorp, Inc.	784,004	15,531,119
Janus Henderson Group PLC (United Kingdom)[1]	372,988	7,728,311
Kemper Corp.	168,459	11,182,309
OceanFirst Financial Corp.	696,700	15,682,717
Reinsurance Group of America, Inc.	120,947	16,960,398
Sterling Bancorp [1]	778,920	12,859,969
UMB Financial Corp.[1]	217,700	13,273,169
Umpqua Holdings Corp.	804,014	12,783,823
WSFS Financial Corp.[1]	358,000	13,571,780
Total Financials		182,305,733
Health Care - 5.9%
Acadia Healthcare Co., Inc.*,1	353,200	9,080,772
AMN Healthcare Services, Inc.*,1	201,400	11,411,324
Cross Country Healthcare, Inc.*,1	320,789	2,351,384
The Ensign Group, Inc.	179,427	6,959,973
Prestige Consumer Healthcare, Inc.*,1	457,400	14,124,512
Total Health Care		43,927,965
Industrials - 28.2%
American Woodmark Corp.*,1	130,600	7,271,808
Beacon Roofing Supply, Inc.*,1	454,700	14,423,084
BMC Stock Holdings, Inc.*,1	870,820	13,480,293
CBIZ, Inc.*	531,150	10,463,655
Columbus McKinnon Corp.	399,050	12,027,367
Deluxe Corp.	222,600	8,556,744
EnPro Industries, Inc.[1]	208,100	12,506,810
Gibraltar Industries, Inc.*,1	411,200	14,634,608
Granite Construction, Inc.	288,500	11,620,780
JELD-WEN Holding, Inc.*,1	648,200	9,210,922
Knoll, Inc.	769,800	12,686,304

	Shares	Value
Korn Ferry	174,100	$6,883,914
ManpowerGroup, Inc.	135,400	8,773,920
NOW, Inc.*,1	1,001,300	11,655,132
Rexnord Corp.*	619,326	14,213,532
Ryder System, Inc.	163,800	7,886,970
SPX Corp.*	406,400	11,383,264
TriMas Corp.*	667,600	18,218,804
Welbilt, Inc.*,1	513,600	5,706,096
Total Industrials		211,604,007
Information Technology - 17.5%
Anixter International, Inc.*	251,500	13,658,965
Benchmark Electronics, Inc.	568,389	12,038,479
Electronics For Imaging, Inc.*,1	474,100	11,757,680
Knowles Corp.*,1	982,000	13,070,420
NCR Corp.*,1	456,300	10,531,404
Perficient, Inc.*	536,900	11,951,394
Sanmina Corp.*	522,410	12,569,185
Versum Materials, Inc.	372,477	10,325,062
Virtusa Corp.*,1	237,000	10,093,830
WNS Holdings, Ltd., ADR (India)*	203,198	8,383,950
Zebra Technologies Corp., Class A*	106,400	16,942,072
Total Information Technology		131,322,441
Materials - 10.3%
Berry Global Group, Inc.*	174,100	8,274,973
Compass Minerals International, Inc.[1]	212,900	8,875,801
Ferro Corp.*,1	977,200	15,322,496
Minerals Technologies, Inc.	227,400	11,674,716
Neenah, Inc.[1]	152,400	8,979,408
Orion Engineered Carbons, S.A. (Luxembourg)	725,700	18,345,696
PH Glatfelter Co.	565,828	5,522,481
Total Materials		76,995,571
Real Estate - 1.2%
Realogy Holdings Corp.[1]	595,000	8,734,600
Total Common Stocks
(Cost $691,891,870)		733,918,270
	Principal
	Amount
Short-Term Investments - 2.6%
Joint Repurchase Agreements - 2.4%[2]
Cantor Fitzgerald Securities, Inc., dated 12/31/18, due 01/02/19, 3.350% total to be received $4,268,217 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 10.000%, 01/25/19 -10/20/68, totaling $4,352,771)	$4,267,423	4,267,423

The accompanying notes are an integral part of these financial statements.
7

AMG Managers Skyline Special Equities Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Joint Repurchase Agreements - 2.4%[2] (continued)
Daiwa Capital Markets America, dated 12/31/18, due 01/02/19, 3.050% total to be received $4,268,146 (collateralized by various U.S. Government Agency Obligations, 2.000% - 6.500%, 01/25/19 - 02/01/49, totaling $4,352,771)	$4,267,423	$4,267,423
Mizuho Securities USA, LLC, dated 12/31/18, due 01/02/19, 2.920% total to be received $894,601 (collateralized by various U.S. Treasuries, 1.875% - 2.625%, 02/29/24 - 09/09/49, totaling $912,345)	894,456	894,456
RBC Dominion Securities, Inc., dated 12/31/18, due 01/02/19, 3.020% total to be received $4,268,139 (collateralized by various U.S. Government Agency Obligations, 3.000% - 7.000%, 10/01/25 - 10/20/48, totaling $4,352,771)	4,267,423	4,267,423
State of Wisconsin Investment Board, dated 12/31/18, due 01/02/19, 3.370% total to be received $4,268,222 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 07/15/20 - 02/15/47, totaling $4,352,839)	4,267,423	4,267,423
Total Joint Repurchase Agreements		17,964,148

	Shares	Value
Other Investment Companies - 0.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%3	578,251	$578,251
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%3	578,252	578,252
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%3	595,775	595,775
Total Other Investment Companies		1,752,278
Total Short-Term Investments (Cost $19,716,426)		19,716,426
Total Investments - 100.6% (Cost $711,608,296)		753,634,696
Other Assets, less Liabilities - (0.6)%		(4,369,792)
Net Assets - 100.0%		$749,264,904

*	Non-income producing security.
[1]

Some or all of these securities, amounting to $79,991,131 or 10.7% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR    American Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$733,918,270	—	—	$733,918,270
Short-Term Investments
Joint Repurchase Agreements	—	$17,964,148	—	17,964,148
Other Investment Companies	1,752,278	—	—	1,752,278

Total Investments in Securities	$735,670,548	$17,964,148	—	$753,634,696

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
8

Statement of Assets and Liabilities December 31, 2018

AMG Managers Skyline Special Equities Fund

Assets:

Investments at Value[1] (including securities on loan valued at $79,991,131)	$753,634,696

Receivable for investments sold	24,341,438

Dividend, interest and other receivables	832,541

Receivable for Fund shares sold	2,388,923

Prepaid expenses and other assets	16,971

Total assets	781,214,569

Liabilities:

Payable upon return of securities loaned	17,964,148

Payable for Fund shares repurchased	13,007,345

Accrued expenses:

Investment advisory and management fees	525,902

Administrative fees	107,212

Shareholder service fees	156,111

Professional fees	45,016

Other	143,931

Total liabilities	31,949,665

Net Assets	$749,264,904

[1] Investments at cost	$711,608,296

The accompanying notes are an integral part of these financial statements.
9

Statement of Assets and Liabilities (continued)

AMG Managers Skyline Special Equities Fund

Net Assets Represent:

Paid-in capital	$720,160,312

Distributable earnings (loss)	29,104,592

Net Assets	$749,264,904

Class N:

Net Assets	$425,539,513

Shares outstanding	13,757,219

Net asset value, offering and redemption price per share	$30.93

Class I:

Net Assets	$306,756,621

Shares outstanding	9,878,211

Net asset value, offering and redemption price per share	$31.05

Class Z:

Net Assets	$16,968,770

Shares outstanding	545,642

Net asset value, offering and redemption price per share	$31.10

The accompanying notes are an integral part of these financial statements.
10

Statement of Operations For the fiscal year ended December 31, 2018

AMG Managers Skyline Special Equities Fund

Investment Income:

Dividend income	$13,401,782

Interest income	6,334

Securities lending income	100,328

Foreign withholding tax	(150,269)

Total investment income	13,358,175

Expenses:

Investment advisory and management fees	8,544,648

Administrative fees	1,755,750

Shareholder servicing fees - Class N	1,915,192

Shareholder servicing fees - Class I	348,546

Registration fees	144,959

Reports to shareholders	143,675

Trustee fees and expenses	91,452

Custodian fees	75,944

Professional fees	70,100

Transfer agent fees	62,729

Miscellaneous	26,791

Total expenses before offsets	13,179,786

Expense reimbursements	(147,194)

Net expenses	13,032,592

Net investment income	325,583

Net Realized and Unrealized Loss:

Net realized gain on investments	86,738,361

Net change in unrealized appreciation/depreciation on investments	(277,608,480)

Net realized and unrealized loss	(190,870,119)

Net decrease in net assets resulting from operations	$(190,544,536)

The accompanying notes are an integral part of these financial statements.
11

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Managers Skyline Special Equities Fund

	2018	2017[1]

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$325,583	$(1,930,883)

Net realized gain on investments	86,738,361	103,529,105

Net change in unrealized appreciation/depreciation on investments	(277,608,480)	(13,741,245)

Net increase (decrease) in net assets resulting from operations	(190,544,536)	87,856,977

Distributions to Shareholders:[2]

Class N	(58,028,548)	(59,015,038)

Class I	(43,866,418)	(23,021,595)

Class Z	(2,131,734)	(624,726)

Total distributions to shareholders	(104,026,700)	(82,661,359)

Capital Share Transactions:[3]

Net decrease from capital share transactions	(251,955,198)	(211,990,807)

Total decrease in net assets	(546,526,434)	(206,795,189)

Net Assets:

Beginning of year	1,295,791,338	1,502,586,527

End of year[4]	$749,264,904	$1,295,791,338

[1]	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

[2]	See Note 1(d) of the Notes to Financial Statements.

[3]	See Note 1(g) of the Notes to Financial Statements.

[4]	Net assets - End of year includes undistributed net investment income of $0 in 2017. During 2018, the requirement to disclose undistributed net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.
12

AMG Managers Skyline Special Equities Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017[1]	2016[2]	2015	2014
Net Asset Value, Beginning of Year	$43.98	$43.30	$35.71	$39.88	$39.75

Income (loss) from Investment Operations:

Net investment income (loss)[3,4]	(0.01)	(0.08)	(0.01)	(0.03)[5]	0.00 [6,7]

Net realized and unrealized gain (loss) on investments	(8.40)	3.73	7.61	(2.36)	1.61

Total income (loss) from investment operations	(8.41)	3.65	7.60	(2.39)	1.61

Less Distributions to Shareholders from:

Net investment income	—	—	—	(0.00)[7]	—

Net realized gain on investments	(4.64)	(2.97)	(0.01)	(1.78)	(1.48)

Total distributions to shareholders	(4.64)	(2.97)	(0.01)	(1.78)	(1.48)

Net Asset Value, End of Year	$30.93	$43.98	$43.30	$35.71	$39.88

Total Return[4]	(19.00)%[8]	8.39%[8]	21.31%[8]	(6.02)%	4.02%[8]

Ratio of net expenses to average net assets	1.17%	1.25%	1.32%	1.32%	1.32%

Ratio of gross expenses to average net assets[9]	1.18%	1.27%	1.42%	1.45%	1.45%

Ratio of net investment income (loss) to average net assets[4]	(0.03)%	(0.18)%	(0.03)%	(0.08)%	0.01%

Portfolio turnover	24%	33%	34%	31%	37%

Net assets end of year (000’s) omitted	$425,540	$923,139	$1,502,587	$1,317,946	$1,383,184

13

AMG Managers Skyline Special Equities Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,

Class I	2018	2017[10]
Net Asset Value, Beginning of Period	$44.06	$43.64
Income (loss) from Investment Operations:
Net investment income[3,4]	0.06	0.02
Net realized and unrealized gain (loss) on investments	(8.43)	3.37
Total income (loss) from investment operations	(8.37)	3.39
Less Distributions to Shareholders from:
Net realized gain on investments	(4.64)	(2.97)
Total distributions to shareholders	(4.64)	(2.97)
Net Asset Value, End of Period	$31.05	$44.06
Total Return[4]	(18.88)%[8]	7.73%[8,11]
Ratio of net expenses to average net assets	1.01%	1.13%[12]
Ratio of gross expenses to average net assets[9]	1.02%	1.15%[12]
Ratio of net investment income to average net assets[4]	0.13%	0.06%[12]
Portfolio turnover	24%	33%
Net assets end of period (000’s) omitted	$306,757	$362,723

14

AMG Managers Skyline Special Equities Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,

Class Z	2018	2017[10]
Net Asset Value, Beginning of Period	$44.08	$43.64
Income (loss) from Investment Operations:
Net investment income[3,4]	0.10	0.08
Net realized and unrealized gain (loss) on investments	(8.44)	3.33
Total income (loss) from investment operations	(8.34)	3.41
Less Distributions to Shareholders from:
Net realized gain on investments	(4.64)	(2.97)
Total distributions to shareholders	(4.64)	(2.97)
Net Asset Value, End of Period	$31.10	$44.08

Total Return[4]	(18.80)%[8]	7.78	%8,[11]
Ratio of net expenses to average net assets	0.92%	0.98%[12]
Ratio of gross expenses to average net assets[9]	0.93%	1.00%[12]
Ratio of net investment income to average net assets[4]	0.22%	0.21%[12]
Portfolio turnover	24%	33%
Net assets end of period (000’s) omitted	$16,969	$9,929

[1]	Effective February 27, 2017, Class S was renamed Class N.

[2]	Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class S.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment income would have been lower had certain expenses not been offset.

[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04).

[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08).

[7]	Less than $0.005 or $(0.005) per share.

[8]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[10]	Commencement of operations was on February 27, 2017.

[11]	Not annualized.

[12]	Annualized.

15

Notes to Financial Statements December 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the AMG Managers Skyline Special Equities Fund (the “Fund”).

Effective February 27, 2017, the Fund’s Class S shares were renamed to Class N shares, and the Fund commenced offering Class I shares and Z shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective May 3, 2017, the Fund was re-opened to new investors. Please refer to a current prospectus for additional information.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or

16

Notes to Financial Statements (continued)

similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Permanent differences are primarily due to tax equalization utilized. Temporary differences are primarily due to wash sales and qualified late-year loss deferrals.

The distributions disclosed on the Statements of Changes in Net Assets for the fiscal year ended December 31, 2017 were from the following sources:

	Net Investment Income	Realized Gain on Investments

Class N	—	$59,015,038
Class I	—	23,021,595
Class Z	—	624,726

Total	—	$82,661,359

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

Distributions paid from:	2018	2017
Ordinary income	$1,284	—
Short-term capital gains	8,636,307	$21,026,876
Long-term capital gains	95,389,109	61,634,483

	$104,026,700	$82,661,359

As of December 31, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	$324,299
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—
Late-year loss deferral	11,017,172

At December 31, 2018, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net
$713,837,231	$137,451,757	$(97,654,292)	$39,797,465

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

17

Notes to Financial Statements (continued)

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2018, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2018, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The Fund will deduct a 2.00% redemption fee from the proceeds of any redemption of shares (including a redemption by exchange) if the redemption occurs within 30 days of the purchase of those shares. Effective March 1, 2019, the Fund will eliminate this redemption fee. For the fiscal year ended December 31, 2018 and December 31, 2017, the Fund received redemption fees amounting to $12,724 and $13,499, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

For the fiscal years ended December 31, 2018 and December 31, 2017, the capital stock transactions by class for the Fund were as follows:

	December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount
Class N:[1]
Proceeds from sale of shares	1,867,751	$82,604,120	3,153,901	$138,238,751
Reinvestment of distributions	1,878,155	57,527,889	1,321,581	58,400,660
Cost of shares repurchased	(10,977,412)	(470,658,220)	(18,187,787)	(788,291,441)

Net decrease	(7,231,506)	$(330,526,211)	(13,712,305)	$(591,652,030)

Class I:[2]
Proceeds from sale of shares	2,961,450	$126,736,356	8,332,205	$374,453,289
Reinvestment of distributions	1,414,575	43,499,328	513,950	22,752,572
Cost of shares repurchased	(2,729,802)	(104,420,264)	(614,167)	(27,362,881)

Net increase	1,646,223	$65,815,420	8,231,988	$369,842,980

Class Z:[2]
Proceeds from sale of shares	284,513	$12,071,000	226,389	$9,864,970
Reinvestment of distributions	69,235	2,131,734	14,105	624,726
Cost of shares repurchased	(33,357)	(1,447,141)	(15,243)	(671,453)

Net increase	320,391	$12,755,593	225,251	$9,818,243

1 Effective February 27, 2017, Class S shares were renamed to Class N shares.

2 Commencement of operations was on February 27, 2017.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2018, the market value of Repurchase Agreements outstanding was $17,964,148.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is

18

Notes to Financial Statements (continued)

responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Skyline Asset Management, L.P. who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2018, the Fund paid an investment management fee at the annual rate of 0.73% of the average daily net assets of the Fund. Prior to July 1, 2017, the annual rate for the management fee was 0.90% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2019, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to the annual rate of 0.92%, of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. Prior to July 1, 2017, the contractual expense limitation was 1.07%. Prior to February 27, 2017 the expense cap was 1.32% of the Fund’s average daily net assets.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Effective July 1, 2017, in general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2018, the Fund’s expiration of recoupment is as follows:

Expiration Period
Within 2 years	$49,052

Within 3 years	147,194

Total Amount Subject to Recoupment	$196,246

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the

Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For each of the Class N and Class I Shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net asset value as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2018, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred
Class N	0.25%	0.25%

Class I	0.15%	0.09%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2018, the Fund lent a maximum of $22,138,971 for twelve days earning interest of $6,334. The interest income amount is included in the Statement of Operations as interest income. The fund borrowed a maximum of $3,347,240 for one day paying interest of $257. The interest amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2018, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2018, were $261,573,449 and $518,888,550, respectively.

19

Notes to Financial Statements (continued)

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2018.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and, effective October 1, 2018, may also be accepted in U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash and securities collateral received at December 31, 2018, were as follows:

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

$79,991,131	$17,964,148	$64,031,843	$81,995,991

The following table summarizes the securities received as collateral for securities lending:

Collateral Type	Coupon Range	Maturity Date Range

U.S. Treasury Obligations	0.000%-8.750%	01/15/19-08/15/47

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2018:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount

Cantor Fitzgerald Securities, Inc.	$4,267,423	$4,267,423	—	—
Daiwa Capital Markets America	4,267,423	4,267,423	—	—
Mizuho Securities USA, LLC	894,456	894,456	—	—
RBC Dominion Securities, Inc.	4,267,423	4,267,423	—	—
State of Wisconsin Investment Board	4,267,423	4,267,423	—	—

Total	$17,964,148	$17,964,148	—	—

20

Notes to Financial Statements (continued)

7. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. The Fund has early adopted these changes and there was no significant impact on the financial statements and accompanying notes.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. The Fund has adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require an additional disclosure in or adjustment of the Fund’s financial statements.

21

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG MANAGERS SKYLINE SPECIAL EQUITIES FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Managers Skyline Special Equities Fund (one of the funds constituting AMG Funds, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2019

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

22

Other Information

TAX INFORMATION

The AMG Managers Skyline Special Equities Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Skyline Special Equities Fund hereby designates $105,272,208 as a capital gain distribution with respect to the taxable fiscal year ended December 31, 2018, or if subsequently determined to be different, the net capital gains of such year.

23

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 55 Funds in Fund Complex	Bruce B. Bingham, 70 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 55 Funds in Fund Complex

Edward J. Kaier, 73

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Kurt A. Keilhacker, 55

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 55 Funds in Fund Complex

Steven J. Paggioli, 68

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 55 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 58 Funds in Fund Complex

Eric Rakowski, 60

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Victoria L. Sassine, 53

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 • Oversees 55 Funds in Fund Complex

Thomas R. Schneeweis, 71

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

24

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 58 Funds in Fund Complex

Christine C. Carsman, 66

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc.(2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer,AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 52

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 48

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 33

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

25

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

Skyline Asset Management, L.P.

120 South LaSalle Street, Suite 1320

Chicago, IL 60603

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com |	29

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	123118 AR018

ANNUAL REPORT

AMG Funds

December 31, 2018

AMG TimesSquare Small Cap Growth Fund
Class N: TSCPX	Class I: TSQIX	Class Z: TSCIX

AMG TimesSquare Mid Cap Growth Fund
Class N: TMDPX	Class I: TQMIX	Class Z: TMDIX

AMG TimesSquare International Small Cap Fund
Class N: TCMPX	Class I: TQTIX	Class Z: TCMIX

AMG TimesSquare Emerging Markets Small Cap Fund
Class N: TQENX	Class I: TQEIX	Class Z: TQEZX

AMG TimesSquare Global Small Cap Fund
Class N: TSYNX	Class I: TSYIX	Class Z: TSYZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-548-4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com |	123118 AR012

AMG Funds Annual Report — December 31, 2018

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG TimesSquare Small Cap Growth Fund	5

AMG TimesSquare Mid Cap Growth Fund	14

AMG TimesSquare International Small Cap Fund	21

AMG TimesSquare Emerging Markets Small Cap Fund	30

AMG TimesSquare Global Small Cap Fund	38

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	47

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	49

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	50

Detail of changes in assets for the past two fiscal years

Financial Highlights	53

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	68

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	77

OTHER INFORMATION	79

TRUSTEES AND OFFICERS	80

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

It was a difficult year for financial markets in 2018. Strong domestic economic growth fueled equity returns for the majority of the year, but a pullback in the fourth quarter reversed returns, leaving indices across market caps firmly in negative territory. Investors were driven by signs of deceleration in growth across the globe combined with political uncertainty and tighter monetary policy. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned +9.9% in the first three quarters of the year before a period of heightened volatility resulted in a fourth quarter return of -13.5% and a -4.4% return for the full fiscal year.

In 2018, there was wide performance dispersion across the eleven economic sectors of the S&P 500® Index. Despite a weak fourth quarter, health care, utilities, information technology, and consumer discretionary sectors ended the year on a positive note with returns of +6.4%, +4.1%, +3.4% and +1.9%, respectively. Corporate earnings are expected to continue growing at double digits for the fifth consecutive quarter. According to FactSet, fourth quarter earnings growth for S&P 500® companies is +10.9% (as of January 25, 2019). Growth stocks outperformed value for the first three quarters of the year until the fourth quarter’s risk off environment reversed the trend. Full year returns for the Russell 1000® Growth and Russell 1000® Value Indexes were -1.5% and -8.3%, respectively.

Despite skittish investor sentiment, the U.S. economy continued to show signs of growth, albeit at a slower pace with third quarter GDP growth ringing in at 3.4%. The Federal Reserve raised short-term interest rates four times over the course of the year to end the year at a target rate of 2.25%–2.50%. Higher interest rates eroded the performance of bonds in the first three quarters of the year and a risk off fourth quarter resulted in mixed results. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the year where it began with a 0.0% return for 2018. The yield on the 10-year U.S. Treasury note crossed above 3% at the end of September but fell dramatically as investors sought to insulate themselves from market volatility. During the past year, the short end of the yield curve has risen faster than the longer end, resulting in the 2–10 year Treasury spread of 0.21%. As expected, high yield bonds held up in the rising interest rate environment but struggled in the fourth quarter as investors removed risk from their portfolios. As a result, spreads between investment grade and high yield corporate debt climbed past 300 bps. In 2018, the Bloomberg Barclays U.S. Aggregate Credit Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index returned -2.1% and -2.1%, respectively.

Economic conditions outside the U.S. started the year with strong growth indicators but finished with signs of deceleration. At the European Central Bank’s most recent monetary policy meeting, the governing council issued guidance that quantitative easing measures would continue and interest rates would remain at their present levels through summer of 2019. This is a departure from guidance earlier in the year which indicated the asset repurchase program would come to an end in December 2018 and rates would rise in 2019. The Bank of England increased its target rate in August for the first time since 2009, but deceleration in growth and increased downside risks, including a disorderly Brexit, have halted discussion of additional hikes in the near future.

International equities and emerging markets demonstrated significantly weaker returns, with the MSCI EAFE and MSCI Emerging Markets Index returning -13.8% and -14.6%, respectively, in the 12 months ending December 31, 2018. In a recent speech at the Hudson Institute, Vice President Mike Pence acknowledged China’s aggressive actions toward the United States and highlighted a dramatic shift in U.S foreign policy with China: “We seek a relationship grounded in fairness, reciprocity and respect for sovereignty, and we have taken strong and swift action to achieve that goal.” This new tone combined with two rounds of new U.S. tariffs for Chinese imports and signs of a slowing economy acted as a drag on the largest economy within the MSCI Emerging Markets Index. Concurrently, the U.S. Dollar strengthened against most major global currencies, particularly in emerging markets, where those with large current account deficits faced significant pressure, adding to the drag on performance for emerging markets.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2018*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500® Index)	(4.38)%	9.26%	8.49%

Small Caps	(Russell 2000® Index)	(11.01)%	7.36%	4.41%

International	(MSCI All Country World Index ex USA)	(14.20)%	4.48%	0.68%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	0.01%	2.06%	2.52%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	(2.08)%	7.23%	3.83%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	1.28%	2.30%	3.82%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	1.92%	1.18%	0.78%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*
AMG TimesSquare Small Cap Growth Fund
Based on Actual Fund Return
Class N	1.19%	$1,000	$862	$5.59
Class I	1.02%	$1,000	$864	$4.79
Class Z	0.98%	$1,000	$864	$4.60
Based on Hypothetical 5% Annual Return
Class N	1.19%	$1,000	$1,019	$6.06
Class I	1.02%	$1,000	$1,020	$5.19
Class Z	0.98%	$1,000	$1,020	$4.99

AMG TimesSquare Mid Cap Growth Fund
Based on Actual Fund Return
Class N	1.17%	$1,000	$904	$5.63
Class I	0.98%	$1,000	$904	$4.70
Class Z	0.97%	$1,000	$905	$4.68
Based on Hypothetical 5% Annual Return
Class N	1.17%	$1,000	$1,019	$5.98
Class I	0.98%	$1,000	$1,020	$4.99
Class Z	0.97%	$1,000	$1,020	$4.96

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*
AMG TimesSquare International Small Cap Fund
Based on Actual Fund Return
Class N	1.25%	$1,000	$756	$5.53
Class I	1.09%	$1,000	$757	$4.83
Class Z	1.02%	$1,000	$758	$4.52
Based on Hypothetical 5% Annual Return
Class N	1.25%	$1,000	$1,019	$6.36
Class I	1.09%	$1,000	$1,020	$5.55
Class Z	1.02%	$1,000	$1,020	$5.19

AMG TimesSquare Emerging Markets Small Cap Fund
Based on Actual Fund Return
Class N	1.65%	$1,000	$880	$7.82
Class I	1.25%	$1,000	$882	$5.93
Class Z	1.25%	$1,000	$883	$5.93
Based on Hypothetical 5% Annual Return
Class N	1.65%	$1,000	$1,017	$8.39
Class I	1.25%	$1,000	$1,019	$6.36
Class Z	1.25%	$1,000	$1,019	$6.36

3

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*
AMG TimesSquare Global Small Cap Fund
Based on Actual Fund Return
Class N	1.25%	$1,000	$805	$5.69
Class I	1.00%	$1,000	$805	$4.55
Class Z	1.00%	$1,000	$805	$4.55
Based on Hypothetical 5% Annual Return
Class N	1.25%	$1,000	$1,019	$6.37
Class I	1.00%	$1,000	$1,020	$5.09
Class Z	1.00%	$1,000	$1,020	$5.09

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

4

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2018, the AMG TimesSquare Small Cap Growth Fund’s (the “Fund”) Class Z shares returned (4.21%), while its benchmark, the Russell 2000® Growth Index (the “Index”), returned (9.31%).

Global markets started strong out of the gate in 2018 as macroeconomic indicators continued to highlight a benign global economic cycle, with strong fundamentals across all regions. As the year progressed, the markets became more volatile due to political impasses, slowing economic activity, and rapidly falling commodity prices. Global equity markets abruptly reversed course late in the year, giving 2018 the lowest annual returns since 2008.[1] Relative strength was found in the U.S., where the broad U.S. equity indexes posted annual results of -4% to -5%[2], compared with -14% for non-U.S. equities, and -15% for emerging markets.[4] Common threads worldwide for the year included the generally weaker showings of small capitalization and value indexes within each equity market.

Unfortunately other shared traits were political impasses, increasing market volatility, slowing economic activity, and rapidly falling commodity prices. Some of these persisted for longer than the last three months, but during the quarter it seemed that equity markets recognized all the issues at once. More specifically, 2018 ended with the U.S. federal government shut down over political differences between the president and Congress. Meanwhile, the U.K. Parliament lacked consensus for its Brexit agreement with the European Union, which made a “no-deal separation” at the end of March more likely. Market volatilities climbed sharply across U.S., non-U.S., and Emerging Market equities. Global economic growth slowed to its lowest rate in over two years at the end of 2018 as China’s reported growth was the lowest since early 2009 and U.S. manufacturing growth in December evidenced the greatest monthly percentage slowdown since 2008. With the notable exception of natural gas, commodity prices fell precipitously and the -25% change in oil prices in part reflected weaker economic demand and the global trade disputes.

Across the U.S. economic landscape, many of 2018’s earlier trends reversed toward the end of the year. Measures of consumer confidence and sentiment fell during the fourth quarter after having climbed for most of 2018. That same path was observed by the Institute for Supply Management’s surveys of manufacturing and service activities in the final quarter, compared with their growth earlier in the year. Seemingly the one steady progression, occurring as advertised, was the Federal Reserve’s four 25-basis-point increases in 2018 to the federal funds rate’s target range, bringing it to 2.25%–2.50% at year-end.

For U.S. equities, healthy year-to-date gains through the end of the third quarter vanished, and in the fourth quarter the broad U.S. indexes lost -14%. Most of the size and style segments fared worse with many indexes entering bear market territory in the condensed space of only a few months. Among growth stocks, the suddenness and severity of the declines left no area unscathed: high valuation or more attractively valued, cyclical or secular growth, high or low quality—all experienced double-digit declines. Relatively safer were the low growth portions of the market, such as consumer staples or REITs.

Amidst this turbulent market environment, the Fund outperformed the Russell 2000® Growth Index on a relative basis for the calendar year. During 2018 there were challenges from the materials & processing and producer durables sectors, which were offset by relative strength from the financial services, technology, consumer discretionary, and healthcare sectors.

Construction-related positions in the materials & processing sector faced difficulties this year. The residential and non-residential roofing product distributor Beacon Roofing began the year reporting fiscal quarterly revenues that exceeded expectations. However, earnings were lower because margins were under pressure from the rising costs of petroleum-based shingles. Management began to raise its selling prices to offset that, but then sales volumes were lower given harsh weather conditions across the northeast in the spring, and the west in the summer. After reducing forward guidance more than once this year, we believe that management effectively reset expectations for 2019, and Beacon’s price rebounded somewhat toward the end of 2018, but it still ended the year down -50%. Summit Materials also fell shy of expectations at different points during the year. Weather played a role here as well, with heavy rains in the Mississippi Valley and Texas that slowed demand for the cement, aggregates, and other building materials that Summit supplies to the construction industry. On more than one occasion, Summit’s fiscal quarterly revenues and earnings were below projections, and forward guidance was lowered. That led to a 60% price decline for Summit’s shares. With both Beacon and Summit, we added to our positons on their respective weaknesses.

There was also weakness from our holdings in the producer durables sector. That included the portfolio’s greatest overall detractor WageWorks, Inc., and its 56% showing. At the start of the year, the provider and administrator of consumer-directed benefit programs delayed filing its annual report. The company and its auditors determined there was a material weakness in its internal controls related to accounting for a government contract during fiscal 2016. After our discussions with WageWorks management, we believe the retrenchment in the stock price represented an overreaction, though it continued to drift down as the company progressed through its restatement process. Late in the year, WageWorks changed auditors and reaffirmed its prior guidance, and the situation appeared stable. Another example was the -55% showing from CIRCOR International, which manufactures precision pumps and valves for the energy, industrial and aerospace industries. New to the portfolio in January, we continued to build the position over the first quarter. CIRCOR’s price faltered in the fourth quarter when the company reported revenues that were slightly better than expectations and earnings that fell shy, with lower-than-expected guidance for the following quarter. Although order growth was strong, CIRCOR’s costs increased for distributed valves as a result of new tariffs. Faring better this year was Paylocity Holding and its 10% gain since we initiated the position in late April. Shortly thereafter, the provider of cloud-based payroll and human capital management software for medium-sized organizations reported fiscal quarterly revenues and earnings that bested expectations. Paylocity unveiled a new initiative to enter the smaller-sized market (firms with fewer than 50 employees), which led to better-than-expected guidance for the next 12 months. We had continued building our position early in the third quarter; though after the price rose we trimmed our holdings later in that quarter, and added back to the position when the overall market declined in October and again in December.

Turning to areas of strength, there were significant contributions from the financial services sector in 2018. Leading with a 25% return while held this year was WEX Inc., which provides payment processing and information services to the U.S. commercial and government vehicle fleet industry. At the beginning of the year, WEX reported better-than-expected results with initial fiscal year guidance that also exceeded expectations. WEX won several new

5

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (continued)

customers for its fleet and benefits businesses, as well as receiving a boost from then-higher gasoline prices. WEX continued to best predictions, but its market capitalization climbed above our limit for this strategy and we sold the position in May. Around that time, we purchased EVO Payments through its IPO and continued to build that position. An international merchant acquirer and payment software provider, EVO surpassed expectations in its first and second fiscal quarterly reports as a public company. There was particular strength from a payment equipment upgrade cycle in Poland and favorable year-on-year comparisons for its operations in Mexico. We trimmed the position as its price climbed in November, and it gained 37% since we bought it in May. Less helpful was the -46% return from exchange-traded fund (ETF) provider WisdomTree Investments. In the first part of 2018, WisdomTree saw net outflows from its two largest currency-hedged ETFs because of weakness in the U.S. Dollar. Its share price decline also reflected industry-wide weakness when in August Fidelity offered two mutual funds with zero fees. Despite ongoing fee pressures, WisdomTree has maintained a stable average fee rate over the past several years for its differentiated suite of ETFs, and late in the year net inflows turned significantly positive.

The technology sector also contributed to portfolio performance in 2018. Paycom Software, a provider of cloud-based human capital management software, gained 63% this year until we sold it in August. Until that point, Paycom had reported better-than-expected fiscal quarterly revenues that were propelled by new business bookings and continued sales force productivity gains. Ultimately that drove Paycom’s market capitalization beyond our limit for this strategy. Offsetting that was the 67% decline in price for shares of USA Technologies, which provides systems for cashless and mobile payments in the self-service retail market. First added to the portfolio in May, the weakness stemmed from the company’s delayed annual report filing for its June fiscal year-end. The issue apparently was related to recent contract terms, though not associated to any acquisitions nor appearing to require any restatements. We had continued building the position early in the third quarter, and added further following the sharp decline after September’s filing delay. More consistent was Q2 Holdings and its 35% return. Each quarter’s results showed sequential improvement for this supplier of cloud-based digital banking solutions and its steady pipeline of new business. Q2’s mobile banking products were gaining traction among the banks and credit unions it served, and the company continued to gain additional Tier-1 bank clients.

Another source of positive relative performance was the consumer discretionary sector. Here resided the portfolio’s greatest overall contributor: Chegg Inc. and its 74% gain. Serving college students with online study aids, tutoring and textbook rentals, Chegg repeatedly bested fiscal quarterly expectations as the company regularly increased its base of subscribers and made several small acquisitions to extend its product offerings for existing users. Slipping by 31% was National Vision, the value-oriented optical retail chain providing eye exams, eyeglasses, and contact lenses. We first bought shares at National Vision’s IPO in 2017, and early this year its price pulled back following a secondary offering of shares, at which time we increased our position. The share price recovered, but then in the fourth quarter of 2018 it retreated. Although the reported fiscal quarterly revenues bested expectations following a higher volume of customer transactions, the market appeared focused on National Vision’s increased operating expenses. The company was investing in its managed care offering, which we believe could drive additional future growth. On a more positive note was the 19% climb for Bright Horizons Family Solutions, which provides employer-onsite child care, early education, and other family support services. The company began the year on the right foot by indicating that margins should improve throughout 2018 and that several acquisitions were planned. Results over subsequent quarters either met or bested expectations as Bright Horizon’s high degree of recurring revenues largely shielded it from the economic turmoil. We regularly trimmed this position during 2018.

The healthcare sector provided a boost to the portfolio this year. This included Repligen Corporation, which provides essential precursors and reagents, often as the sole source, for manufacturing biological medicines. In the second half of 2018, Repligen approached our target price and we began reducing our position. In the middle of the fourth quarter, Repligen reported fiscal quarterly revenues and earnings that surpassed expectations with rapidly accelerating growth. However, Repligen’s price also rapidly climbed beyond our valuations and we exited the position with an 88% gain while we held it during the year. Another holding leaving the portfolio on a high note was the biotechnology firm Sarepta Therapeutics. In mid-June, the company disclosed very encouraging data from trials for its microdystrophin gene therapy for Duchene Muscular Dystrophy. That news lifted Sarepta’s market capitalization above the limit for our strategy, and we sold the position with a 147% gain while we owned it in 2018. Deflating the portfolio somewhat was Radius Health, a pharmaceutical company developing treatments for osteoporosis and breast cancer. Although revenues were better than expected in the first half of the year and its market share grew, investors seemed worried about the potential of competition from generic treatments. During August, when a major pharmacy benefit manager reinstated the option for a branded competitor to Radius’s Tymlos treatment, we felt the market’s concerns were justified and exited the position, which was down -45% while we owned it in 2018. A final parting gift was delivered by AveXis, Inc., a clinical-stage gene therapy company engaged in the research and development of therapeutics designed to treat neurological genetic diseases. In April, Novartis announced plans to acquire AveXis and we tendered our shares in May with a 97% gain during the year.

Toward the end of 2018 it appeared that the equity markets noticed how precariously balanced some of their valuations had become. To some degree, we believe that recognition was overdue. Concerns remain surrounding the growth trajectory of China, the U.K.’s path to Brexit in early 2019, and how Washington will return to work following the longest federal government shutdown in history. However, our investment experience has shown us that these types of shifting markets and the recent indiscriminate selling pressures can create opportunities for discerning investors. Thus no matter what 2019 brings we are steadfast that our disciplined analysis of business models and management teams should find quality companies whose growth can compound favorably over the longer term.

For 2019, we remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout the year. As always, please feel free to contact us if you have any questions.

[1] Source: Bloomberg

6

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (continued)

[2] As represented by the S&P 500® Index (a market-weighted index based on the market capitalizations of 500 leading large capitalization stocks, as determined by S&P Dow Jones Indices LLC) and the Russell 3000® Index (a market-weighted index of the 3,000 largest U.S. stocks, as determined by FTSE Russell)

[3] As represented by the MSCI EAFE Index (a market-weighted index of large and mid-cap stocks in developed markets, excluding the U.S. and Canada, as determined by MSCI Inc.)

[4] As represented by the MSCI Emerging Markets Index (a market-weighted index of large and mid-cap stocks in emerging markets, as determined by MSCI Inc.)

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC as of December 31, 2018 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

7

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Small Cap Growth Fund’s Class Z shares on December 31, 2008 to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year		Five Years	Ten Years	Since Inception	Inception Date

AMG TimesSquare Small Cap Growth Fund[2,3]

Class N	(4.38%	)	4.17%	13.69%	8.18%	01/21/00

Class I	(4.21%	)	—	—	5.92%	02/24/17

Class Z	(4.21%	)	4.40%	13.89%	8.34%	01/21/00

Russell 2000® Growth Index[4]	(9.31%	)	5.13%	13.52%	4.07%	01/21/00	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]  The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

8

AMG TimesSquare Small Cap Growth Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	29.1

Industrials	20.2

Health Care	14.0

Consumer Discretionary	13.5

Financials	7.9

Communication Services	5.2

Real Estate	3.3

Consumer Staples	2.3

Energy	2.0

Materials	0.8

Exchange Traded Funds	0.6

Short-Term Investments	6.4

Other Assets Less Liabilities	(5.3)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Strategic Education, Inc.	2.6
RealPage, Inc.	2.4
ASGN, Inc.	2.2
Q2 Holdings, Inc.	2.1
TriNet Group, Inc.	2.0
Beacon Roofing Supply, Inc.	2.0
Cable One, Inc.	2.0
Albany International Corp., Class A	2.0
EMCOR Group, Inc.	1.8
Kennedy-Wilson Holdings, Inc.	1.7

Top Ten as a Group	20.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

9

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value
Common Stocks - 96.6%
Communication Services - 5.2%
Cable One, Inc.[1]	21,000	$17,222,100
Cogent Communications Holdings, Inc.	128,482	5,808,672
IMAX Corp. (Canada)*,1	374,899	7,051,850
Rosetta Stone, Inc.*	416,400	6,828,960
Shenandoah Telecommunications Co.	190,000	8,407,500
Total Communication Services		45,319,082
Consumer Discretionary - 11.8%
Bright Horizons Family Solutions, Inc.*	100,000	11,145,000
Callaway Golf Co.[1]	505,000	7,726,500
Chegg, Inc.*,1	370,000	10,515,400
Floor & Decor Holdings, Inc., Class A*,1	235,600	6,102,040
Hilton Grand Vacations, Inc.*	187,400	4,945,486
Hudson, Ltd., Class A*	510,950	8,762,793
Monro, Inc.[1]	155,000	10,656,250
National Vision Holdings, Inc.*	444,000	12,507,480
Ollie’s Bargain Outlet Holdings, Inc.*	138,000	9,178,380
Strategic Education, Inc.	198,300	22,491,186
Total Consumer Discretionary		104,030,515
Consumer Staples - 2.3%
BJ’s Wholesale Club Holdings, Inc.*	450,000	9,972,000
MGP Ingredients, Inc.[1]	127,800	7,290,990
SunOpta, Inc. (Canada)*	760,000	2,941,200
Total Consumer Staples		20,204,190
Energy - 2.0%
Cactus, Inc., Class A*	208,000	5,701,280
Matador Resources Co.*,1	383,900	5,961,967
Solaris Oilfield Infrastructure, Inc., Class A1	479,400	5,795,946
Total Energy		17,459,193
Financials - 7.9%
AMERISAFE, Inc.	96,384	5,464,009
Argo Group International Holdings, Ltd. (Bermuda)	140,000	9,415,000
Cadence BanCorp[1]	624,500	10,479,110
Focus Financial Partners, Inc., Class A*	227,300	5,984,809
Hamilton Lane, Inc., Class A1	325,000	12,025,000
Health Insurance Innovations, Inc., Class A*,1	290,000	7,751,700
ProAssurance Corp.	228,165	9,254,372
WisdomTree Investments, Inc.[1]	1,306,700	8,689,555
Total Financials		69,063,555
Health Care - 14.0%
AAC Holdings, Inc.*	520,000	728,000

	Shares	Value
Acceleron Pharma, Inc.*,1	123,000	$5,356,650
Addus HomeCare Corp.*,1	192,000	13,032,960
Amedisys, Inc.*	76,320	8,937,835
American Renal Associates Holdings, Inc.*,1	200,865	2,313,965
Argenx SE, ADR (Netherlands)*	30,000	2,882,100
Blueprint Medicines Corp.*	149,900	8,081,109
Evolent Health, Inc., Class A*,1	208,500	4,159,575
HealthEquity, Inc.*,1	63,600	3,793,740
Inogen, Inc.*	17,000	2,110,890
Inspire Medical Systems, Inc.*,1	100,000	4,225,000
Integer Holdings Corp.*	106,500	8,121,690
iRhythm Technologies, Inc.*,1	114,000	7,920,720
LHC Group, Inc.*	141,000	13,237,080
Loxo Oncology, Inc.*,1	51,000	7,143,570
MyoKardia, Inc.*	90,000	4,397,400
Novocure, Ltd. (Jersey)*,1	203,500	6,813,180
PetIQ, Inc.*,1	219,000	5,139,930
Rhythm Pharmaceuticals, Inc.*,1	190,316	5,115,694
Tandem Diabetes Care, Inc.*,1	255,000	9,682,350
Total Health Care		123,193,438
Industrials - 20.2%
Albany International Corp., Class A	275,000	17,168,250
ASGN, Inc.*	348,300	18,982,350
Beacon Roofing Supply, Inc.*,1	546,600	17,338,152
CIRCOR International, Inc.*,1	260,000	5,538,000
Clean Harbors, Inc.*	209,000	10,314,150
EMCOR Group, Inc.	260,000	15,519,400
Exponent, Inc.	212,000	10,750,520
Healthcare Services Group, Inc.[1]	350,273	14,073,969
ICF International, Inc.	80,500	5,214,790
RBC Bearings, Inc.*	30,000	3,933,000
Rexnord Corp.*	310,000	7,114,500
TriNet Group, Inc.*,1	427,000	17,912,650
UniFirst Corp.	37,500	5,365,125
Viad Corp.	166,050	8,317,445
WageWorks, Inc.*	324,394	8,810,541
Willdan Group, Inc.*	160,000	5,596,800
Willscot Corp.*,1	546,000	5,143,320
Total Industrials		177,092,962
Information Technology - 29.1%
2U, Inc.*,1	256,600	12,758,152
ACI Worldwide, Inc.*	270,078	7,473,058
Blackline, Inc.*,1	228,700	9,365,265

The accompanying notes are an integral part of these financial statements.
10

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 29.1%
(continued)
Bottomline Technologies, Inc.*	190,000	$9,120,000
Cabot Microelectronics Corp.	71,728	6,839,265
Cision, Ltd.*,1	983,180	11,503,206
Evo Payments, Inc., Class A*	474,900	11,715,783
Exela Technologies, Inc.*,1	821,369	3,195,125
ExlService Holdings, Inc.*	246,318	12,961,253
Fair Isaac Corp.*	55,000	10,285,000
ForeScout Technologies, Inc.*	160,700	4,176,593
Instructure, Inc.*,1	263,200	9,872,632
j2 Global, Inc.[1]	215,000	14,916,700
Littelfuse, Inc.[1]	73,410	12,588,347
MINDBODY, Inc., Class A*,1	190,000	6,916,000
MKS Instruments, Inc.	154,975	10,012,935
New Relic, Inc.*,1	60,000	4,858,200
nLight, Inc.*	535,000	9,512,300
Paylocity Holding Corp.*	237,400	14,293,854
Pegasystems, Inc.	153,200	7,327,556
Pluralsight, Inc., Class A*,1	377,200	8,883,060
Priority Technology Holdings, Inc.*	649,000	5,185,510
Q2 Holdings, Inc.*,1	369,707	18,318,982
RealPage, Inc.*,1	428,058	20,628,115
Talend, S.A., ADR *,1	163,200	6,051,456
USA Technologies, Inc.*,1	400,000	1,556,000
WNS Holdings, Ltd., ADR (India)*	126,300	5,211,138
Total Information Technology		255,525,485
Materials - 0.8%
Summit Materials, Inc., Class A*,1	549,228	6,810,427
Real Estate - 3.3%
Innovative Industrial Properties, Inc., REIT	170,047	7,718,433
Kennedy-Wilson Holdings, Inc.	840,258	15,267,488
National Storage Affiliates Trust, REIT	214,200	5,667,732
Total Real Estate		28,653,653
Total Common Stocks (Cost $727,061,551)		847,352,500

Exchange Traded Funds - 0.6%

iShares Russell 2000 Growth ETF[1] (Cost $5,168,124)	30,000	5,040,000

	Shares	Value

Preferred Stocks - 1.7%

Consumer Discretionary - 1.7%

CuriosityStream, Inc., Series A, Convertible *,2,3	907,700	$9,077,000

Wheels Up *,3,4	2,243,589	5,698,716
Total Preferred Stocks (Cost $16,076,998)		14,775,716

	Principal Amount

Short-Term Investments - 6.4%

Joint Repurchase Agreements - 4.9%[5]

Bank of Nova Scotia, dated 12/31/18, due 01/02/19, 2.950% total to be received $2,153,569 (collateralized by various U.S. Treasuries, 0.000% - 8.750%, 01/08/19 - 09/09/49, totaling $2,196,641)	$2,153,216	2,153,216

Cantor Fitzgerald Securities, Inc., dated 12/31/18, due 01/02/19, 3.350% total to be received $10,266,772 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 10.000%, 01/25/19 -10/20/68, totaling $10,470,159)	10,264,862	10,264,862

Daiwa Capital Markets America, dated 12/31/18, due 01/02/19, 3.050% total to be received $10,266,601 (collateralized by various U.S. Government Agency Obligations, 2.000% - 6.500%, 01/25/19 - 02/01/49, totaling $10,470,159)	10,264,862	10,264,862

RBC Dominion Securities, Inc., dated 12/31/18, due 01/02/19, 3.020% total to be received $10,266,584 (collateralized by various U.S. Government Agency Obligations, 3.000% - 7.000%, 10/01/25 - 10/20/48, totaling $10,470,159)	10,264,862	10,264,862

State of Wisconsin Investment Board, dated 12/31/18, due 01/02/19, 3.370% total to be received $10,266,784 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 07/15/20 - 02/15/47, totaling $10,470,322)	10,264,862	10,264,862

Total Joint Repurchase Agreements		43,212,664

	Shares

Other Investment Companies - 1.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[6]	4,238,940	4,238,940

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[6]	4,238,940	4,238,940

The accompanying notes are an integral part of these financial statements.

11

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Other Investment Companies - 1.5%
(continued)

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%[6]	4,367,393	$4,367,393

Total Other Investment Companies		12,845,273

Total Short-Term Investments (Cost $56,057,937)		56,057,937

Value

Total Investments - 105.3% (Cost $804,364,610)	$923,226,153
Other Assets, less Liabilities - (5.3)%	(46,526,858)
Net Assets - 100.0%	$876,699,295

*	Non-income producing security.

[1]

Some or all of these securities, amounting to $160,063,481 or 18.3% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2018, the value of these securities amounted to $9,077,000 or 1.0% of net assets.

[3]	Security’s value was determined by using significant unobservable inputs.

[4]	This security is restricted and not available for re-sale. The security was purchased on September 28, 2017 for $6,999,997 and represents 0.6% of net assets.

[5]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[6]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR    American Depositary Receipt

ETF     Exchange Traded Fund

REIT    Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$847,352,500	—	—	$847,352,500
Exchange Traded Funds	5,040,000	—	—	5,040,000
Preferred Stocks††	—	—	$14,775,716	14,775,716
Short-Term Investments
Joint Repurchase Agreements	—	$43,212,664	—	43,212,664
Other Investment Companies	12,845,273	—	—	12,845,273

Total Investments in Securities	$865,237,773	$43,212,664	$14,775,716	$923,226,153

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.
††

All preferred stocks held in the Fund are Level 3 securities. For a detailed breakout of preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
12

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2018:

Preferred Stock
Balance as of December 31, 2017	$6,999,997
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	(1,301,281)
Purchases	9,077,000
Sales	—
Balance as of December 31, 2018	$14,775,716

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2018	$(1,301,281)

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of December 31, 2018. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of December 31, 2018	Valuation Technique(s)	Unobservable Inputs	Range	Average
AMG TimesSquare Small Cap Growth Fund
Preferred Stock	$9,077,000	Broker Quote	Indicative Bid	N/A	N/A
Preferred Stock	5,698,716	Discounted Cash Flow	Discount Rate	20%	N/A

Total	$14,775,716

The accompanying notes are an integral part of these financial statements.
13

AMG TimesSquare Mid Cap Growth Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2018, the AMG TimesSquare Mid Cap Growth Fund’s (the “Fund”) Class Z shares returned (4.39%), while its benchmark, the Russell Midcap® Growth Index (the “Index”), returned (4.75%).

Global markets started strong out of the gate in 2018 as macroeconomic indicators continued to highlight a benign global economic cycle, with strong fundamentals across all regions. As the year progressed, the markets became more volatile due to political impasses, slowing economic activity, and rapidly falling commodity prices. Global equity markets abruptly reversed course late in the year, giving 2018 the lowest annual returns since 2008.[1] Relative strength was found in the U.S., where the broad U.S. equity indexes posted annual results of -4% to -5%[2], compared with -14% for non-U.S.

equities [3], and -15% for emerging markets.[4] Common threads worldwide for the year included the generally weaker showings of small capitalization and value indexes within each equity market.

Unfortunately other shared traits were political impasses, increasing market volatility, slowing economic activity, and rapidly falling commodity prices. Some of these persisted for longer than the last three months, but during the quarter it seemed that equity markets recognized all the issues at once. More specifically, 2018 ended with the U.S. federal government shut down over political differences between the president and Congress. Meanwhile, the U.K. Parliament lacked consensus for its Brexit agreement with the European Union, which made a “no-deal separation” at the end of March more likely. Market volatilities climbed sharply across U.S., non-U.S., and Emerging Market equities. Global economic growth slowed to its lowest rate in over two years at the end of 2018 as China’s reported growth was the lowest since early 2009 and U.S. manufacturing growth in December evidenced the greatest monthly percentage slowdown since 2008. With the notable exception of natural gas, commodity prices fell precipitously and the -25% change in oil prices in part reflected weaker economic demand and the global trade disputes.

Across the U.S. economic landscape, many of 2018’s earlier trends reversed toward the end of the year. Measures of consumer confidence and sentiment fell during the fourth quarter after having climbed for most of 2018. That same path was observed by the Institute for Supply Management’s surveys of manufacturing and service activities in the final quarter, compared with their growth earlier in the year. Seemingly the one steady progression, occurring as advertised, was the Federal Reserve’s four 25-basis-point increases in 2018 to the federal funds rate’s target range, bringing it to 2.25%–2.50% at year-end.

For U.S. equities, healthy year-to-date gains through the end of the third quarter vanished, and in the fourth quarter the broad U.S. indexes lost -14%. Most of the size and style segments fared worse with many indexes entering bear market territory in the condensed space of only a few months. Among growth stocks, the suddenness and severity of the declines left no area unscathed: high valuation or more attractively valued, cyclical or secular growth, high or low quality—all experienced double-digit declines. Relatively safer were the low growth portions of the market, such as consumer staples or REITs.

Amidst this turbulent market environment, the Fund slightly outperformed the Russell Midcap® Growth benchmark in 2018. Relative weakness in technology and consumer discretionary was offset by strength across the producer durables, materials & processing, financial services, and consumer staples sectors.

In the technology sector, Coherent Inc. designs specialty lasers and systems for microelectronics, materials processing, medical tools, and scientific research. They derive a significant portion of revenues from organic light-emitting diode (OLED) displays. There were concerns that OLED orders may have peaked, and news of weak OLED iPhone sales added to market worries. We exited this stock in April, at which point it was down -41% during the time it was held. Semiconductor producer Marvell Technology Group Ltd. retreated -24%. They completed the acquisition of Cavium in July. While legacy Marvell revenues exceeded consensus projections on better networking and storage growth, Cavium experienced some challenges from inventory corrections. Entegris Inc., a producer of specialty materials for the microelectronics industry, pulled back by -20%. Their filtration and advanced packaging businesses were strong while specialty chemicals slowed. Third quarter guidance was in line with consensus. In our view, there was an overreaction to management’s comments regarding a pause in memory chip capital expenditures. Online meal delivery services company GrubHub Inc. dropped by -32%. Fiscal quarterly revenues exceeded expectations in key metrics such as the number of active users, gross value of food sales, and the number of average daily orders. Management’s investments in sales and marketing, which are focused on accelerating revenue growth, resulted in lower-than-expected earnings. On a more positive note, shares of software company Atlassian Corp. Plc advanced 95%. Revenues topped estimates with broad-based strength across subscriptions, maintenance, and licenses for the fiscal fourth quarter. These results highlight the strong demand for Atlassian’s products as businesses work to become more collaborative and seek to streamline workflows. Shares of open-source software company Red Hat Inc. surged ahead 46%. In October, IBM announced its intention to acquire Red Hat at a significant premium to its then-current stock price. We substantially reduced the position and booked the profits on this development.

Within consumer discretionary, Dollar Tree Inc. is an owner and operator of discount variety stores under its namesake brand as well as Family Dollar. In recognition of the continued challenges in turning around its Family Dollar operations, we sold the stock out of the portfolio in September. It was down -21% for the time we held it during the year. Nielsen Holdings PLC is an information and measurement provider. Its Watch business supplies media and advertisers with audience measurement details. Their Buy segment provides information and analytics on consumer packaged goods to manufacturers and retailers. While their Watch business produced inline results, the international portion of its Buy business did not meet projections and we liquidated the position in July. The stock lost -37% for the time it was held in the year. Aftermarket auto parts and accessories O’Reilly Automotive Inc. had a weak 2017 and bounced back in 2018 with a 43% rise. The company reported better results on improved same store sales and announced the acquisition of Bennett Auto Supply, a highly respected auto parts retailer with 33 stores in Florida. ServiceMaster Global Holdings Inc. offers residential and commercial services through three operating segments: Terminix, American Home Shield, and Franchise Services Group. During the year, management announced the spin-off of the American Home Shield business. We decided to liquidate the position in October and realized a year-to-date 25% gain.

In producer durables, management and technology consulting services company Booz Allen Hamilton Holding Corp. scored a 20% gain. Throughout the year, this business continued to generate leading organic revenue growth in the government services industry. They reported an increase in net revenues, improved operating margins, and better-than-expected earnings. Demand for services

14

AMG TimesSquare Mid Cap Growth Fund Portfolio Manager’s Comments (continued)

was strong with growing order rates and a larger backlog of activity. CoStar Group Inc. is a leading provider of commercial real estate data, analytics, and marketing services. Its stock climbed 14% on strong bookings activity in their marketing services business and posted solid overall results throughout the year. Verisk Analytics Inc., a supplier of data and analytics for customers in a variety of businesses, rose 14%. They experienced notable strength in the insurance segment as well as energy & specialized business, which overcame weakness in financial services. Ryanair Holdings Plc, a low-cost European airline, descended by -31%. Despite reporting a solid fiscal first quarter, strikes by a small portion of its pilots not currently under contract caused some flight cancellations over the summer months. BWX Technologies Inc. is the sole supplier of nuclear components to the U.S. Navy for submarines and aircraft carriers. They reported a messy third quarter, impacted by a flaw in the missile tube welding process that resulted in customer order delays. Management factored this into lower forward guidance as well as six-month delay in a medical isotope opportunity. Sell-side analysts also came to the realization that the cadence of revenue recognition for the U.S. Navy’s Columbia class submarines will be on a flatter trajectory over the next five years and its shares traded down by -36%.

Within materials & processing, Ecolab Inc. offers products and services in areas such as water, hygiene, and energy. Their investment in enterprise systems and digital platforms has enabled them to become more efficient and realize operating cost savings. Results were in line with expectations and the stock improved by 11%. Martin Marietta Materials Inc., a supplier of aggregates and other building materials to the construction industry, dropped -21%. Adverse weather conditions led to lower sales volumes in a number of their markets.

In financial services, The Progressive Corp. is engaged in the provision of personal and commercial auto insurance, residential property insurance, and other specialty property-casualty insurance. This company’s share price appreciated 9% on strong metrics, accelerating revenues, and improved operating margins. Global Payments Inc., a supplier of payment technology and software solutions, edged forward by 3%. It reported a modest deceleration in its North American business while its international segment continued to impress. Management also announced the acquisition of AdvancedMD, the largest cloud-based software-as-a-service solutions provider to the highly fragmented market of small to mid-sized ambulatory physician practices. GreenSky Inc. offers a point-of-sale financing and payment solutions. This stock was added to the portfolio during the second quarter. While the company produced in-line results, recalibrated forward guidance caused its shares to tumble by -45% and we decided to exit the position in December. Alliance Data Systems provides transaction services, credit services, and marketing services. They experienced elevated level of credit losses due to lower recoveries. That led to a reduction in results and forward guidance. The stock price retreated -38% up the point at which we exited the position in December.

Within consumer staples, McCormick & Co. produces spices, seasonings, and condiments. The company posted solid results that led to a 39% gain. The integration of RB Food assets remains on plan and that includes Frank’s and French’s brands. Management has reinvested much of its margin upside into brand building and future growth initiatives.

Toward the end of 2018 it appeared that the equity markets noticed how precariously balanced some of their valuations had become. To some degree, we believe that recognition was overdue. Concerns remain surrounding the growth trajectory of China, the U.K.’s path to Brexit in early 2019, and how Washington will return to work following the longest federal government shutdown in history. However, our investment experience has shown us that these types of shifting markets and the recent indiscriminate selling pressures can create opportunities for discerning investors. Thus, no matter what 2019 brings we are steadfast that our disciplined analysis of business models and management teams should find quality companies whose growth can compound favorably over the longer term.

For 2019, we remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout the year.

[1] Source: Bloomberg

[2] As represented by the S&P 500® Index (a market-weighted index based on the market capitalizations of 500 leading large capitalization stocks, as determined by S&P Dow Jones Indices LLC) and the Russell 3000® Index (a market-weighted index of the 3,000 largest U.S. stocks, as determined by FTSE Russell)

[3] As represented by the MSCI EAFE Index (a market-weighted index of large and mid-cap stocks in developed markets, excluding the U.S. and Canada, as determined by MSCI Inc.)

[4] As represented by the MSCI Emerging Markets Index (a market-weighted index of large and mid-cap stocks in emerging markets, as determined by MSCI Inc.)

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC as of December 31, 2018 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

15

AMG TimesSquare Mid Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Mid Cap Growth Fund’s Class Z shares on December 31, 2008 to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Mid Cap Growth Fund and the Russell Midcap® Growth Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year		Five Years	Ten Years	Since Inception	Inception Date

AMG TimesSquare Mid Cap Growth Fund[2], [3,4]
Class N	(4.55%	)	5.77%	12.94%	8.75%	03/04/05

Class I	(4.45%	)	—	—	5.35%	02/24/17

Class Z	(4.39%	)	5.98%	13.18%	8.96%	03/04/05

Russell Midcap® Growth Index[5]	(4.75%	)	7.42%	15.12%	8.55%	03/04/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

† Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[4]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

5  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Midcap® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

16

AMG TimesSquare Mid Cap Growth Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	28.1

Industrials	19.7

Health Care	15.2

Financials	10.4

Consumer Discretionary	9.0

Real Estate	4.5

Materials	4.1

Consumer Staples	3.7

Communication Services	2.1

Energy	1.2

Short-Term Investments	2.3

Other Assets Less Liabilities	(0.3)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Global Payments, Inc.	3.5
The Progressive Corp.	3.5
SBA Communications Corp.	2.5
Booz Allen Hamilton Holding Corp.	2.2
Gartner, Inc.	2.1
O’Reilly Automotive, Inc.	2.1
Waste Connections, Inc.	2.0
Centene Corp.	2.0
CBRE Group, Inc., Class A	2.0
DaVita, Inc.	1.8

Top Ten as a Group	23.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

17

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value

Common Stocks - 98.0%
Communication Services - 2.1%
Altice USA, Inc., Class A1	1,104,700	$18,249,644
IAC/InterActiveCorp*	89,100	16,308,864
Total Communication Services		34,558,508
Consumer Discretionary - 9.0%
Brunswick Corp.	393,100	18,259,495
Burlington Stores, Inc.*,[1]	120,100	19,536,667
Domino’s Pizza, Inc.[1]	81,300	20,161,587
GrubHub, Inc.*,[1]	176,200	13,533,922
International Game Technology PLC[1]	680,000	9,948,400
O’Reilly Automotive, Inc.*	102,500	35,293,825
Pool Corp.[1]	132,800	19,740,720
Ulta Beauty, Inc.*,[1]	61,200	14,984,208
Total Consumer Discretionary		151,458,824
Consumer Staples - 3.7%
Herbalife Nutrition, Ltd.*,[1]	213,500	12,585,825
The Hershey Co.	169,400	18,156,292
Lamb Weston Holdings, Inc.	247,400	18,198,744
McCormick & Co., Inc., Non-Voting Shares	96,400	13,422,736
Total Consumer Staples		62,363,597
Energy - 1.2%
Concho Resources, Inc.*	193,900	19,930,981
Financials - 10.4%
Apollo Global Management LLC, Class A, MLP	931,900	22,868,826
Assured Guaranty, Ltd. (Bermuda)	491,300	18,806,964
The Progressive Corp.	973,400	58,725,222
RenaissanceRe Holdings, Ltd. (Bermuda)	212,400	28,397,880
SVB Financial Group*	115,200	21,878,784
TD Ameritrade Holding Corp.	501,500	24,553,440
Total Financials		175,231,116
Health Care - 15.2%
Agilent Technologies, Inc.	311,800	21,034,028
Bio-Rad Laboratories, Inc., Class A*	115,200	26,751,744
Centene Corp.*	290,675	33,514,828
Charles River Laboratories International, Inc.*	186,350	21,091,093
DaVita, Inc.*	574,100	29,543,186
DexCom, Inc.*	150,200	17,993,960
Henry Schein, Inc.*,[1]	280,500	22,024,860
Neurocrine Biosciences, Inc.*,[1]	175,400	12,525,314
Sarepta Therapeutics, Inc.*,[1]	181,325	19,787,997
Vertex Pharmaceuticals, Inc.*	135,500	22,453,705

	Shares	Value

WellCare Health Plans, Inc.*	119,300	$28,165,537
Total Health Care		254,886,252
Industrials - 19.7%
AerCap Holdings, N.V. (Ireland)*	274,400	10,866,240
AMETEK, Inc.	305,000	20,648,500
BWX Technologies, Inc.[1]	643,800	24,612,474
Cintas Corp.	117,300	19,705,227
Copart, Inc.*,[1]	342,200	16,350,316
CoStar Group, Inc.*	71,200	24,018,608
Hexcel Corp.[1]	394,800	22,637,832
J.B. Hunt Transport Services, Inc.	155,900	14,504,936
L3 Technologies, Inc.	126,900	22,037,454
Nordson Corp.[1]	139,850	16,691,098
Ryanair Holdings PLC, Sponsored ADR (Ireland)*,[1]	250,775	17,890,288
TransDigm Group, Inc.*	53,700	18,261,222
TransUnion	457,500	25,986,000
Verisk Analytics, Inc.*	225,300	24,566,712
WABCO Holdings, Inc.*	159,300	17,099,262
Waste Connections, Inc.	454,100	33,716,925
Total Industrials		329,593,094
Information Technology - 28.1%
Amdocs, Ltd.	433,700	25,406,146
Amphenol Corp., Class A	230,400	18,667,008
Atlassian Corp. PLC, Class A (Australia)*,[1]	152,500	13,569,450
Booz Allen Hamilton Holding Corp.	806,500	36,348,955
Dolby Laboratories, Inc., Class A	406,600	25,144,144
Elastic, N.V.*,[1]	70,075	5,008,961
Entegris, Inc.	755,700	21,080,251
Fidelity National Information Services, Inc.	177,900	18,243,645
FleetCor Technologies, Inc.*	150,800	28,006,576
Gartner, Inc.*,[1]	280,300	35,833,552
Global Payments, Inc.	572,700	59,062,551
Lam Research Corp.	132,200	18,001,674
Marvell Technology Group, Ltd.	1,582,000	25,612,580
Monolithic Power Systems, Inc.	143,200	16,647,000
Pivotal Software, Inc., Class A*,[1]	759,400	12,416,190
PTC, Inc.*	186,400	15,452,560
Red Hat, Inc.*	44,100	7,745,724
Tableau Software, Inc., Class A*	133,000	15,960,000
Total System Services, Inc.	291,400	23,687,906
The Ultimate Software Group, Inc.*	72,000	17,630,640
Worldpay, Inc., Class A*	213,500	16,317,805

The accompanying notes are an integral part of these financial statements.
18

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 28.1% (continued)

Zendesk, Inc.*	278,100	$16,232,697

Total Information Technology		472,076,015

Materials - 4.1%

Ecolab, Inc.	126,200	18,595,570

International Flavors & Fragrances, Inc.	196,500	26,384,055

Martin Marietta Materials, Inc.[1]	136,400	23,443,068

Total Materials		68,422,693

Real Estate - 4.5%

CBRE Group, Inc., Class A*	821,500	32,892,860

SBA Communications Corp., REIT *	263,625	42,678,251

Total Real Estate		75,571,111

Total Common Stocks

(Cost $1,228,982,717)		1,644,092,191

	Principal Amount

Short-Term Investments - 2.3%

Joint Repurchase Agreements - 0.4%[2]

Bank of Nova Scotia, dated 12/31/18, due 01/02/19, 2.950% total to be received $372,257 (collateralized by various U.S. Treasuries, 0.000% - 8.750%, 01/08/19 - 09/09/49, totaling $379,702)	$372,196	372,196

Cantor Fitzgerald Securities, Inc., dated 12/31/18, due 01/02/19, 3.350% total to be received $1,774,924 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 10.000%, 01/25/19 -10/20/68, totaling $1,810,086)	1,774,594	1,774,594

Daiwa Capital Markets America, dated 12/31/18, due 01/02/19, 3.050% total to be received $1,774,895 (collateralized by various U.S. Government Agency Obligations, 2.000% -6.500%, 01/25/19 - 02/01/49, totaling $1,810,086)	1,774,594	1,774,594

	Principal Amount	Value

Nomura Securities International, Inc., dated 12/31/18, due 01/02/19, 3.000% total to be received $1,774,890 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 01/03/19 -11/20/68, totaling $1,810,086)	$1,774,594	$1,774,594

RBC Dominion Securities, Inc., dated 12/31/18, due 01/02/19, 3.020% total to be received $1,774,892 (collateralized by various U.S. Government Agency Obligations, 3.000% -7.000%, 10/01/25 - 10/20/48, totaling $1,810,086)	1,774,594	1,774,594

Total Joint Repurchase Agreements		7,470,572

	Shares

Other Investment Companies - 1.9%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[3]	10,249,575	10,249,575

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[3]	10,249,574	10,249,574

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%[3]	10,560,168	10,560,168

Total Other Investment Companies		31,059,317

Total Short-Term Investments (Cost $38,529,889)		38,529,889

Total Investments - 100.3% (Cost $1,267,512,606)		1,682,622,080

Other Assets, less Liabilities - (0.3)%		(5,454,712)

Net Assets - 100.0%		$1,677,167,368

*	Non-income producing security.
[1]

Some or all of these securities, amounting to $217,300,598 or 13.0% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR    American Depositary Receipt

MLP    Master Limited Partnership

REIT   Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.
19

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$1,644,092,191	—	—	$1,644,092,191
Short-Term Investments
Joint Repurchase Agreements	—	$7,470,572	—	7,470,572
Other Investment Companies	31,059,317	—	—	31,059,317

Total Investments in Securities	$1,675,151,508	$7,470,572	—	$1,682,622,080

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
20

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (unaudited)

YEAR IN REVIEW

For the year ended December 31, 2018, the
AMG TimesSquare International Small Cap
Fund’s (the “Fund”) Class Z shares
returned (24.29)%, while its benchmark, the
MSCI EAFE Small Cap Index (the “Index”),
returned (17.89)%.

Markets started strong out of the gate in
2018 as macroeconomic indicators
continued to highlight a positive global
economic cycle, with strong fundamentals
across all regions. As the year progressed,
the markets became more volatile due to
political impasses, slowing economic
activities, and rapidly falling commodity
prices. Global equity markets abruptly
reversed course late in the year, giving
2018 the lowest annual returns since 2008.[1]
Relative strength was found in the U.S.,
where the broad U.S. equity indexes posted
annual results of -4% to -5%[2], compared
with -14% for non-U.S. equities,[3] and -15%
for emerging markets.[4] Common threads
worldwide for the year included the
generally weaker showings of small
capitalization and value indexes within each
equity market.

2018 ended with the U.S. federal
government shut down over political
differences between the president and
Congress. Meanwhile, the U.K. parliament
lacked consensus for its Brexit agreement
with the European Union, which made a
“no-deal separation” at the end of March
more likely. France’s yellow vest protests
against rising fuel taxes and living costs
also adversely affected the market. In Italy,
investors worried about the new
government’s borrowing and budget plans.
Across the globe, the Japanese
government revised its fiscal 2018 gross
domestic product (GDP) forecast to 0.9%
from the previous projection of 1.5%.

Market volatilities climbed sharply across
U.S., non-U.S., and emerging market
equities. Global economic growth slowed to
its lowest rate in over two years at the end
of 2018 as China’s reported growth was the
lowest since early 2009 and U.S.
manufacturing growth in December
evidenced the greatest monthly percentage
slowdown since 2008. With the notable
exception of natural gas, commodity prices
fell precipitously and the -25% change in oil
prices reflected weaker economic demand
and the global trade disputes.

2018 Portfolio Summary

Amidst this turbulent market environment,
the Fund underperformed the MSCI EAFE
Small Cap benchmark in 2018. Japan was
our weakest performing region followed by
Emerging Markets. While Europe was
helped by our holdings in Italy

and Denmark, this was offset by
weakness in the U.K. and Germany.
Asia/Pacific ex Japan also detracted from
performance. Throughout this period, the
MSCI EAFE Small Cap Index declined
-18%, worse than the -14% decline for
the MSCI EAFE Index.

Regional Performance: Japan

Japan was the largest detractor to the
portfolio. We experienced broad-based
weakness across our holdings, notably in
the healthcare, real estate, and
information technology sectors.

Japanese housing-related names turned
weaker in the second half following the
Suruga bank mortgage fraud scandal
where falsified loan documents were
processed for a struggling investment
scheme. While our holdings have no
involvement with that bank, negative
sentiment weighed on the shares prices
across the industry. Open House, a
developer and builder of small and
affordable family homes to first-time
buyers, fell -38% since we first added it
to the portfolio in February, and we have
continued to build the position. Better
was Aruhi, a leading Japanese mortgage
lending specialist. Aruhi is based on a
technology platform that allows a fast
processing time for mortgage
applications. Shares surged 59% as the
company continued to gain share and
execute well. We expect Aruhi to
continue its growth trajectory as it adds
more service stores, increases efficiency,
and widens the value chain by providing
more services to the end customers.

Dropping by -32% was Japan Lifeline, a
company that distributes third-party
vascular medical devices as well as
those designed internally. The company
faced headwinds from national health
insurance price revisions. Further, sales
of its newly launched drug-eluting stent,
Osiris, had gotten off to a slow start. We
remain positive on the company’s ability
to capitalize on Japan’s changing
demographics.

Retreating by -33% was our top portfolio
detractor en-Japan, a provider of internet
job recruitment and consultation
services. In May, the company
announced that top shareholders were
selling 10% of the total outstanding
shares. In the fourth quarter, share prices
across the sector fell sharply in an
absence of any compelling change in
fundamentals. While companies across
the sector are seeing favorable operating
conditions and good earnings prospects,
it appears that stocks that saw strong
share price appreciation over the earlier
half of the year were now seeing the
sharpest declines—possibly from
investors taking profits. Bucking the trend
was Benefit One, a service provider of
employer fringe benefits. Shares rose

+49% as the company on-boarded new
clients and continued to expand its service
offerings. Longer-term, we expect both
companies to continue to benefit from the
labor shortage and the increasing
employment mobility in Japan, though we
trimmed the position opportunistically.

Horiba, a manufacturer of measuring
instruments and analyzers for
semiconductor cleaning rooms and
automotive emissions, descended -31%
after revising down its outlook. Share price
weakness was further compounded by
worries of a slowing global automotive
sector amidst trade tariff concerns. Disco,
the world’s largest manufacturer of dicing
and grinding equipment used in the
production of semiconductors, retreated by
-47% on its softer second half outlook
attributed to order delays.

Faring better was Japan’s largest variety
discount store, Don Quijote. Since buying
the first 40% stake in UNY, Don Quijote
converted former UNY stores with stellar
results. Shares finished the year strong as
Don Quijote announced plans to buy the
remaining 60% of UNY shares from
FamilyMart UNY, while FamilyMart UNY
planned to purchase 20% of Don Quijote
shares. We viewed this as positive move in
bolstering business collaboration but sold
the holding in October as it surpassed the
market capitalization guidelines for the
strategy. Shares climbed 12% while it was
held in the portfolio.

Regional Performance: Emerging
Markets

India was our second largest country
detractor in the portfolio as we faced
performance challenges in its financial
sector. In the third quarter, Infrastructure
Leasing & Financial Services Limited
(IL&FS), an Indian infrastructure
development and finance company
unrelated to our holdings, defaulted on a
series of interest payments. The IL&FS
downgrade led debt investors to turn more
risk averse, and one large institutional
investor (DSP) tried to sell Dewan Housing
commercial paper at a discount. Dewan
Housing, a specialty finance mortgage
company focusing on the affordable
housing segment in India, dropped on panic
selling and worries of a default amidst
tightening liquidity. Edelweiss, a diversified
financial services company, declined -47%
in sympathy. While share prices stabilized
post the fourth quarter, we took the
opportunity to consolidate our positions in
light of the heightened risk, so we added to
Edelweiss and sold Dewan in October,
which declined -63% throughout the period
it was held in the portfolio.

21

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (continued)

Malaysia’s leading low cost airlines AirAsia
partially offset the weakness in the region.
Shares edged forward +4% as investors
applauded management’s move to sell its
aircraft leasing division to enhance its
balance sheet and cash flow position.

Regional Performance: Europe

Europe delivered mixed results, helped by
our holdings in Italy and Denmark but
offset by weakness in the U.K. and
Germany.

U.K. funeral-services provider Dignity
detracted from performance. Its lower-price
strategy for “simple” funerals implied
cannibalization of its core, higher-margin
“traditional” services. With our confidence
in management shaken, we sold our
position in Dignity early in the year with
shares declining -50% while it was held.
Another detractor was Electrocomponents
(ECM), a global distributor of a broad
range of electronics and industrial
products. We purchased ECM in February
and the company consistently delivered
strong results throughout the year. In the
second half of the year, short-term
concerns on global trade began to emerge,
damping share price by -28% for the year.
Given the continuous shift towards digital
distribution, ECM is well positioned relative
to peers who are still distributing via
catalogues. Growth potential in the U.S.
and initial investments in China are
additional growth drivers. ECM’s strong
business model and it sustainable
advantage gives us confidence that the
company will continue to outpace the
market. Also new to the portfolio and
delivering better performance was fellow
countryman Auto Trader. Auto Trader is an
online marketplace for passenger vehicles
in the U.K. It is the leader in this segment
in terms of traffic, revenue, and listings.
The company reported a first half beat and
raised guidance giving credence to its
defensive subscription model. Moreover,
the company received clearance from the
Competition and Markets Authority in
respect of its joint venture with Cox
Automotive UK Limited. The joint venture
will provide the U.K. automotive market
with a comprehensive online auction
service, providing fleet companies,
manufacturers, and retailers with a more
efficient and convenient way to dispose of
their stock of vehicles. Auto Trader shares
climbed 13% since we purchased the stock
in March.

Our biggest detractor in Europe hailed
from Germany. RIB Software is a software
solutions provider for the construction
industry. RIB’s solutions provide a much
needed product in an industry that needs
to catch up with the IT evolution of recent
years. Following a placement in the first
half, shares further sold off in the second
half on worries about

the monetization of its YTWO (with Flex)
and MTWO (with Microsoft) joint
ventures. Both the YTWO and MTWO
models have not yet started showing
growth inflection points, and
management credibility has also
deteriorated. Neither the YTWO nor
MTWO model has started showing
growth inflection points, and
management credibility has also
deteriorated. To compound worries, Flex
decided to exit its joint venture lending
shares to finish the year down -55%. We
reduced our position in RIB as we
reassess its place in the portfolio.

France-based consulting and
engineering services firm Altran also
retreated by -46%. Early in the year,
Altran announced the purchase of U.S.-
based design and engineering services
firm Aricent, and the deal raised
concerns based on Altran’s historical
integration track record. To further
compound concerns, Altran identified an
incident within Aricent linked to forged
purchase orders in the third quarter.
Although Altran did not expect a material
impact on its financial outlook, the
market nonetheless responded harshly.
We see this as a one-off event and
continue to believe in the growth
trajectory of the company. Shares in
Altran stabilized in the fourth quarter
after the company delivered strong
results.

There were contributions from Danish
insurer Topdanmark as shares
ascended +13%. We continue to
appreciate the company’s positioning as
a disciplined underwriter with a long
track record of capital management as
evidenced through its consistent results
throughout the year. On a similar note,
SimCorp, a software solutions and
services provider for the asset
management and financial services
industries, rose +21% as management
signed several large new contracts,
continued to see its services business
develop positively, and maintained lower
growth in overall costs relative to
revenues.

Also delivering better news was our
Italian online financial services firm
FinecoBank. Though shares were
volatile throughout the year on
implications from the country’s new
Populist Party and the European
Commission’s concerns on the country’s
deficit and budget, the stock benefited
1% from steady growth in its clientele, a
larger wallet share from existing clients,
and operating leverage. We used share
price dislocations to opportunistically
add to our position. Amplifon, an Italian
global specialty retailer of hearing aids,
rose 5% as the company gained market
share and looked to develop a white-
label brand that uses hearing-aid usage
data to offer personalized experiences.
While shares from Amplifon weakened
in fourth quarter on

news of the FDA’s approval of a new
hearing aid made by Bose, the approval
does not substantially change the near-
term competitive framework. In June we
exited our position in Moncler, a
manufacturer and distributor of luxury
outerwear and clothing, as it rose 45%
and reached our target price. With its 32%
rise, we tendered our shares in YOOX
Net-a-Porter, a leading online fashion and
luxury goods retailer. In January, one of
the luxury industry’s biggest players,
Richemont, announced that it would buy
the remaining shares in YOOX that it did
not already own.

Regional Performance: Asia/Pacific ex
Japan and Middle East

In Asia ex Japan, Hong Kong-based
luggage maker Samsonite retreated -37%.
In second quarter, Samsonite saw a
decline after short seller Blue Orca issued
a sell report on its stock, raising questions
about the accounting treatment of
acquired assets and inventories and
transactions with the CEO’s family. The
company released a detailed
announcement clarifying accounting
issues and related-party transactions, and
its CEO stepped down. While we did not
agree with initial allegations, we reduced
our position size given the heightened risk
surrounding the company. Negative
sentiment reemerged in the fourth quarter
on trade war and tariff concerns given the
company’s manufacturing base in China.
We continue to believe in the growth
trajectory of the company and the
opportunities presented by the growing
base of global travelers, and began to
rebuild the position late in the year.

Australia-based financial services firm
Challenger focuses on fixed income
products, particularly annuities. Australia
has one of the lowest exposures to fixed
income, around 10–15%, given a young
immigrant population. This compares with
an average among developed nations of
50%. Shares descended -37% due to
uncertainty over new Department of Social
Service (DSS) rules, which affects taxation
of productions and may hold back lifetime
annuity sales in the interim.

Moving over to the Middle East, we sold
Israel-based flavorings and fragrances
supplier Frutarom with a +12% gain as it
completed its sale to U.S.-based
International Flavors & Fragrances Inc. in
October.

Conclusion

Toward the end of 2018 it appeared that
the equity markets noticed how
precariously balanced some of their
valuations had become. To some degree,
we believe that recognition was overdue.
Concerns remain surrounding the growth
trajectory of China,

22

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (continued)

the U.K.’s path to Brexit in early 2019, and
when Washington will return to work—as
of this writing the federal government’s
shutdown was approaching the longest
such period in history. However, our
investment experience has shown us that
these types of shifting markets can create
investment opportunities. Thus no matter
what 2019 brings we are steadfast that our
disciplined analysis of business models
and management teams should find
superior companies.

For the New Year, we remain dedicated to
adding value to the assets you have
entrusted to us, and look forward to
working with you throughout 2019.

[1] Source: Bloomberg

[2] As represented by the S&P 500® Index
(a market-weighted index based on the
market capitalizations of 500 leading large
capitalization stocks, as determined by
S&P Dow Jones Indices LLC) and the
Russell 3000® Index (a market-weighted
index of the 3,000 largest U.S. stocks, as
determined by FTSE Russell)

[3] As represented by the MSCI EAFE Index
(a market-weighted index of large and
mid-cap stocks in developed markets,
excluding the U.S. and Canada, as
determined by MSCI Inc.)

[4] As represented by the MSCI Emerging
Markets Index (a market-weighted index of
large and mid-cap stocks in emerging
markets, as determined by MSCI Inc.)

This commentary reflects the viewpoints of
the portfolio manager, TimesSquare
Capital Management, LLC as of
December 31, 2018 and is not intended as
a forecast or guarantee of future results
and is subject to change without notice.

23

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare International Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare International Small Cap Fund’s Class Z shares on January 2, 2013 (inception date) to a $10,000 investment made in the MSCI EAFE Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare International Small Cap Fund and the MSCI EAFE Small Cap Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date

AMG TimesSquare International Small Cap Fund2, [3,4,5,6,7,8,9]

Class N	(24.54%)	3.57%	6.86%	01/02/13

Class I	(24.42%)	—	(0.65%)	02/24/17

Class Z	(24.29%)	3.83%	7.08%	01/02/13

MSCI EAFE Small Cap Index[10]	(17.89%)	3.06%	6.75%	01/02/13	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  A short-term redemption fee of 2% will be charged on shares held for less than 60 days. Effective March 1, 2019, the Fund will eliminate this redemption fee.

[4]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[5]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[6]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

7  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars.

[8]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[9]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[10] The MSCI EAFE Small Cap Index covers all investable small-cap securities with a market capitalization below that of the companies in the MSCI Standard Indices of developed markets, excluding the U.S. and Canada. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI EAFE Small Cap Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and

24

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (continued)

have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection	with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.	Not FDIC insured, nor bank guaranteed. May lose value.

25

AMG TimesSquare International Small Cap Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Industrials	27.0
Financials	18.8
Information Technology	15.8
Consumer Discretionary	13.4
Health Care	9.2
Communication Services	6.8
Consumer Staples	3.9
Real Estate	2.4
Materials	2.4
Utilities	1.6
Short-Term Investments[1]	6.6
Other Assets Less Liabilities[2]	(7.9)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

[2]	Includes repayment of cash collateral on securities lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Topdanmark A/S (Denmark)	3.7
Modern Times Group MTG AB, Class B (Sweden)	3.2
ABC-Mart, Inc. (Japan)	3.0
Interpump Group S.P.A. (Italy)	2.8
Electrocomponents PLC (United Kingdom)	2.8
Horiba, Ltd. (Japan)	2.7
Steadfast Group, Ltd. (Australia)	2.6
Auto Trader Group PLC (United Kingdom)	2.5
Izumi Co., Ltd. (Japan)	2.5
Melrose Industries PLC (United Kingdom)	2.4

Top Ten as a Group	28.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

26

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value

Common Stocks - 101.3%
Communication Services - 6.8%
Auto Trader Group PLC (United Kingdom)[1]	4,330,949	$25,134,199
CTS Eventim AG & Co. KGaA (Germany)	248,412	9,276,652
Modern Times Group MTG AB, Class B (Sweden)[2]	979,528	32,458,369
Tower Bersama Infrastructure Tbk PT (Indonesia)	6,224,200	1,555,591
Total Communication Services		68,424,811
Consumer Discretionary - 13.4%
ABC-Mart, Inc. (Japan)	539,700	29,888,014
CIE Automotive, S.A. (Spain)	763,400	18,736,553
Dalata Hotel Group PLC (Ireland)2	3,715,380	20,156,423
Izumi Co., Ltd. (Japan)	532,900	24,788,110
Kroton Educacional, S.A. (Brazil)	3,098,900	7,092,109
SAF-Holland, S.A. (Germany)[2]	1,315,900	16,888,469
Samsonite International, S.A. (United States)[1]	5,683,050	16,144,591
Total Consumer Discretionary		133,694,269
Consumer Staples - 3.9%
Sugi Holdings Co., Ltd. (Japan)	497,530	19,664,026
Viscofan, S.A. (Spain)	355,100	19,579,178
Total Consumer Staples		39,243,204
Financials - 18.8%
Aruhi Corp. (Japan)[2]	739,800	13,415,229
Challenger, Ltd. (Australia)	1,776,078	11,874,180
Edelweiss Financial Services, Ltd. (India)	6,224,388	16,225,992
FinecoBank Banca Fineco S.P.A. (Italy)	1,835,200	18,464,759
Hoist Finance AB (Sweden)[1,2]	1,000,000	4,880,243
Indiabulls Housing Finance, Ltd. (India)	1,090,000	13,314,391
Jupiter Fund Management PLC (United Kingdom)	2,028,700	7,630,116
Regional SAB de CV (Mexico)	1,557,800	7,158,900
Steadfast Group, Ltd. (Australia)	13,249,000	25,678,629
Tamburi Investment Partners S.P.A. (Italy)[2]	1,404,175	9,258,084
Topdanmark A/S (Denmark)	784,696	36,621,020
Zenkoku Hosho Co., Ltd. (Japan)	732,600	22,974,604
Total Financials		187,496,147
Health Care - 9.2%
Amplifon S.P.A. (Italy)	1,035,018	16,711,329
Ascom Holding AG (Switzerland)	440,100	6,100,127
DiaSorin S.P.A. (Italy)	108,625	8,818,372
Fisher & Paykel Healthcare Corp., Ltd. (New
Zealand)	547,400	4,783,526
Japan Lifeline Co., Ltd. (Japan)[2]	1,191,000	15,351,544
Orpea (France)	147,080	15,022,548
Qualicorp, S.A. (Brazil)	1,446,900	4,812,112

	Shares	Value

UDG Healthcare PLC (Ireland)	2,737,200	$20,838,899
Total Health Care		92,438,457
Industrials - 27.0%
AirAsia Group Bhd (Malaysia)	18,334,600	13,143,089
Alimak Group AB (Sweden)[1,2]	483,298	5,990,565
Benefit One, Inc. (Japan)	247,400	7,613,138
Clarkson PLC (United Kingdom)	167,900	4,066,101
Daetwyler Holding AG (Switzerland)	77,884	9,904,510
Diploma PLC (United Kingdom)	477,125	7,364,639
en-japan, Inc. (Japan)	670,100	20,742,521
Harmonic Drive Systems, Inc. (Japan)[2]	314,900	8,587,230
Howden Joinery Group PLC (United Kingdom)	778,600	4,320,068
Interpump Group S.P.A. (Italy)	949,522	28,326,849
Intrum AB (Sweden)[2]	578,100	13,430,983
IPH, Ltd. (Australia)	3,847,300	14,667,103
Irish Continental Group PLC (Ireland)[2]	1,475,910	7,186,858
LISI (France)	167,490	3,935,274
Melrose Industries PLC (United Kingdom)	11,504,882	24,034,903
Nabtesco Corp. (Japan)	577,800	12,509,892
Nihon M&A Center, Inc. (Japan)	587,400	11,823,124
Palfinger AG (Austria)	149,240	3,813,094
Polypipe Group PLC (United Kingdom)	2,239,515	9,355,299
Prosegur Cia de Seguridad, S.A. (Spain)[2]	4,552,710	23,039,762
Rotork PLC (United Kingdom)	1,624,700	5,130,273
Stabilus, S.A. (Luxembourg)	176,800	11,119,514
Troax Group AB (Sweden)[2]	169,400	4,864,328
VAT Group AG (Switzerland)[1]	169,600	14,933,997
Total Industrials		269,903,114
Information Technology - 15.8%
Altran Technologies, S.A. (France)[2]	2,901,481	23,319,588
Chroma ATE, Inc. (Taiwan)	1,519,600	5,840,085
Datalogic S.P.A. (Italy)[2]	272,890	6,392,749
Disco Corp. (Japan)	139,000	16,161,342
Electrocomponents PLC (United Kingdom)	4,314,600	27,869,607
Global Dominion Access, S.A. (Spain)*,1,2	682,446	3,359,621
Horiba, Ltd. (Japan)	657,195	26,786,161
Iriso Electronics Co., Ltd. (Japan)	309,400	11,427,222
Link Administration Holdings, Ltd. (Australia)	2,862,500	13,660,410
Nemetschek SE (Germany)	49,100	5,401,599
RIB Software SE (Germany)[2]	324,000	4,417,019
SimCorp A/S (Denmark)	197,100	13,517,367
Total Information Technology		158,152,770

The accompanying notes are an integral part of these financial statements.
27

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 2.4%
RPC Group PLC (United Kingdom)	2,837,884	$23,592,273
Real Estate - 2.4%
Open House Co., Ltd. (Japan)	708,900	23,868,128

Utilities - 1.6%
Rubis SCA (France)	293,000	15,755,734
Total Common Stocks (Cost $1,223,584,454)		1,012,568,907

	Principal Amount

Short-Term Investments - 6.6%
Joint Repurchase Agreements - 6.6%[3]
Cantor Fitzgerald Securities, Inc., dated 12/31/18, due 01/02/19, 3.350% total to be received $5,085,833 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 10.000%, 01/25/19 -10/20/68, totaling $5,186,585)	$5,084,887	5,084,887

	Principal Amount	Value

NBC Global Finance, Ltd, dated 12/31/18, due 01/02/19, 2.550% total to be received $45,006,375 (collateralized by various U.S. Treasuries, 0.000% - 4.625%, 04/15/20 -09/09/49, totaling $45,899,880)	$45,000,000	$45,000,000
State of Wisconsin Investment Board, dated 12/31/18, due 01/02/19, 3.370% total to be received $15,607,316 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 07/15/20 -02/15/47, totaling $15,916,731)	15,604,395	15,604,395
Total Joint Repurchase Agreements		65,689,282
Total Short-Term Investments
(Cost $65,689,282)		65,689,282
Total Investments - 107.9%
(Cost $1,289,273,736)		1,078,258,189

Other Assets, less Liabilities - (7.9)%		(78,510,986)
Net Assets - 100.0%		$999,747,203

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2018, the value of these securities amounted to $70,443,216 or 7.0% of net assets.

[2]

Some or all of these securities, amounting to $64,399,325 or 6.4% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks

Industrials	$16,117,287	$253,785,827	—	$269,903,114

Financials	7,158,900	180,337,247	—	187,496,147

Information Technology	—	158,152,770	—	158,152,770

Consumer Discretionary	27,248,532	106,445,737	—	133,694,269

Health Care	4,812,112	87,626,345	—	92,438,457

Communication Services	—	68,424,811	—	68,424,811

Consumer Staples	—	39,243,204	—	39,243,204

Real Estate	—	23,868,128	—	23,868,128

Materials	—	23,592,273	—	23,592,273

Utilities	—	15,755,734	—	15,755,734

Short-Term Investments

Joint Repurchase Agreements	—	65,689,282	—	65,689,282

Total Investment in Securities	$55,336,831	$1,022,921,358	—	$1,078,258,189

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

The accompanying notes are an integral part of these financial statements.
28

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (continued)

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

Country	% of Long-Term Investments

Australia	6.5
Austria	0.4
Brazil	1.2
Denmark	4.9
France	5.7
Germany	3.5
India	2.9
Indonesia	0.1
Ireland	4.8
Italy	8.7
Japan	26.2
Luxembourg	1.1
Malaysia	1.3
Mexico	0.7
New Zealand	0.5
Spain	6.4
Sweden	6.1
Switzerland	3.1
Taiwan	0.6
United Kingdom	13.7
United States	1.6

100.0

The accompanying notes are an integral part of these financial statements.
29

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (unaudited)

YEAR IN REVIEW

For the year ended December 31, 2018, the AMG TimesSquare Emerging Markets Small Cap Fund’s (the “Fund”) Class Z shares returned (17.90)%, while its benchmark, the MSCI Emerging Markets Small Cap Index (the “Index”), returned (18.59)%.

Markets started strong out of the gate in 2018 as macroeconomic indicators continued to highlight a positive global economic cycle, with strong fundamentals across all regions. As the year progressed, the markets became more volatile due to political impasses, increasing market volatilities, slowing economic activities, and rapidly falling commodity prices.

In Emerging Markets, rising global interest rates and foreign currency depreciation relative to the U.S. Dollar prompted concerns of a credit crunch. The Turkish Lira and the Argentine Peso were two of the currencies that came under outsized pressure while India financials also sunk. General and presidential elections in several of countries (Mexico, Brazil, and Malaysia) also fueled the uncertainty. Trade war tensions weighed on equity markets, with China and EM bearing the most impact.

Despite a dismal year, Emerging Markets was more resilient in the fourth quarter, perhaps suggesting some stabilization. Latin America, specifically Brazil, remained more resilient with the election victory of market-friendly Bolsonaro and expectations of policy reforms.

PORTFOLIO PERFORMANCE ATTRIBUTION

Amidst this turbulent market environment, the Fund outperformed the MSCI Emerging Markets Small Cap Index in 2018. EMEA was our biggest regional contributor. Our holdings in the Americas also helped while Asia detracted. The Frontier Markets were our biggest regional detractor primarily owing to our holdings in Argentina.

Regional Performance: Americas

In the Americas, Brazil was our biggest contributor while Colombia detracted.

In Colombia, CEMEX Latam Holdings, a building materials provider that produces and distributes cement, ready-mix concrete, and aggregates in South America, declined -64% on the persistent weakness in Colombia’s construction activity and cement consumption, impacted by the uncertainty surrounding presidential elections coupled with subdued housing and infrastructure activity. We exited the position during the period.

Earlier in the year, we added to our position in Brazil to take advantage of the foreign exchange weakness in addition to the fundamental and market disconnect. With the elections behind it and improved stability, our holdings positively contributed to performance. Linx is an enterprise cloud-based software provider, which specializes in solutions for both retail and wholesale companies. In October, Linx launched its payment solution, Linx Pay, with a total payment volume potential of 250 billion Brazilian Real, with an expected penetration rate of 50% from its mature client base. Shares surged 103% in the fourth quarter and +30% for the year. Another contributor was Duratex, which is engaged in the manufacturing of wood panels. In first quarter, investors were pleased when the company announced a deal to sell forestry assets to Suzano, generating a 500 million Brazilian Real profit, deleveraging the company, and leaving the door open to other strategic moves in the future. The company finished the year strong and reported better-than-expected volume growth in Deca (bathroom and kitchen fixtures) and Wood (panels and floorboards) divisions, and a better mix of prices in Deca division. As shares rose 19%, we trimmed our position on strength but remain positive on the company and view wood panels as a play on Brazil’s economic recovery and a rebound in consumer confidence. On the negative side, leading Brazilian online and offline education services provider Ser Educacional declined -55% for the period that it was held as the Fund exited the position. Despite its long-term attractiveness of the education sector, the sector has seen pressure due to the slow economic growth and changes in public financing of private education. Shares tumbled as its student base lagged the company’s targeted expansion in an increasingly competitive market. The company underperformed peers on margins due to the added capacity dilution and its announcement of a slowdown in expansion.

Regional Performance: Asia

In Asia, our holdings in Taiwan and China detracted most from performance while India partially offset the underperformance. In Taiwan, we experienced weakness in technology due to due the prolonged slowdown in the space and trade war uncertainty. Ennoconn, a leading manufacturer of industrial computers, corrected -47% as profitability has been adversely impacted by increasing operating expenses resulting from acquisitions. Ennoconn has been aggressively expanding its operations globally through mergers and acquisitions in its ambition to become a leading solutions provider. However, we feel that these higher operating expenses are temporary in nature and expect Ennoconn’s margins to recover. Elite Materials, a leading supplier of laminates for the Printed Circuit Board industry, saw its shares tumble -33%. As a dominant supplier of copper clad laminate (CCL), Elite Materials was hurt by sector-wide weak sentiment due to the U.S.-China trade war and slowing server demand in China. Another detractor was Chroma Ate, a producer of semiconductor equipment that is positioned to benefit from upcoming capital expenditure cycles such as the Chinese electronic vehicle market, increasing 3-dimensional sensors, and rising demand for graphics processing units. Shares declined by -28% when the company guided down 2018 semi testing revenues from a slower semi capital expenditure cycle.

Across the strait in China, Sihuan Pharmaceutical Holdings Group, the largest cardio- and cerebrovascular (CCV) drug manufacturer in China’s prescription drug market, experienced a -50% drop in share price. Sihuan has a respectable pipeline in various segments but the timing of product launches is difficult to predict. Moreover, China’s drug price reforms and price controls also weighed on sector sentiment. Another detractor was Kingsoft, a provider of online games, cloud services, and office software and services. Kingsoft’s earnings missed expectations as margins compressed due to weak online gaming revenues. Moreover, in late August the Ministry of Education issued a notice outlining how China would combat worsening rates of nearsightedness among teenagers. Among those implementation plans was a limit on the number of new online video games and measures constraining the amount of time young people spend playing games. Shares dropped -57%. China Resources Medical engages in the provision of general hospital services and hospital management services. The company faced pricing pressure in its Group Purchasing Organization (GPO) business, and shares declined -48%. Longer term, China Resources Medical’s healthcare management business should benefit from the implementation of the medical service pricing policy in China. We added to our position on weakness. Delivering better performance was China Conch Venture, which provides environmental protection solutions. Conch Venture’s unique and strong relationship with Anhui Conch (the second largest cement producer in China) and superior and proven technology build a high entry barrier for competitors. 2018 was the first full year that Conch Venture benefits from its investments for

30

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (continued)

the past few years. The company rose 27% from rising environmental awareness and growth in the industrial solid waste industry.

In Korea, WONIK IPS, a manufacturer of capital equipment for semiconductor and display production, experienced a -40% slide as earnings missed and on concerns on a slowdown in the global semiconductor space. We exited the position during the period. Better was Medy-Tox, a manufacturer of biopharmaceutical products such as Botox, hyaluronic acid fillers and medical devices. Shares rose 14% on the company’s Botox export growth; moreover, Medy-Tox’s forays into China, the U.S., and Europe are expected to gain momentum. Douzone Bizon, the leading Enterprise Resource Planning solution provider in Korea’s small and medium-sized enterprise market, gained 17% since it was added to the portfolio. Douzone Bizon offers a suite of integrated business management applications including accounting, taxes, human resources, payroll, sales, marketing, procurement, production, and distribution, and has a dominant market share in the small and medium-sized enterprise segment.

In India, our top and bottom country contributors hailed from the financial sector. In the third quarter, Infrastructure Leasing & Financial Services Limited (IL&FS), an Indian infrastructure development and finance company unrelated to our holdings, defaulted on a series of interest payments. The IL&FS downgrade led debt investors to turn more risk averse and one large institutional investor (DSP) tried to sell Dewan Housing commercial paper at a discount. Dewan Housing, a specialty finance mortgage company focusing on the affordable housing segment in India, dropped on panic selling and worries of a default amidst tightening liquidity. While share prices stabilized post the fourth quarter, we took the opportunity to consolidate our positions in light of the heighted risk and sold Dewan which declined -66% throughout the period it was held in the portfolio. In contrast, mortgage peer Indiabulls benefited +29% from the central bank’s more accommodating stance in 4Q in an attempt to ease the liquidity crunch.

Regional Performance: Frontier

Our holdings in Argentina hurt performance while Vietnam helped.

Earlier in the year, Masan, a multifaceted natural resource, food and beverage, and banking firm in Vietnam, rallied 39% as changes in the sales model and product rebranding initiatives were successful. We took the opportunity exit the holding as it neared our target price.

Falling by -62% was Argentina-based Corp America Airports (CAAP) which acquires, develops, and manages airport concessions. With a focus on Latin America and small-to-medium-sized markets, CAAP is the world’s largest operator by number of airports and the ninth largest by passenger traffic. Concerns about a slowdown in Argentinian domestic passenger traffic owing to the Peso’s recent depreciation weighed on share price by -61%. We added to this name on weakness as we like Argentina, emerging markets tourism, and CAAP’s growth potential.

Regional Performance: EMEA

We benefited from our overweight and selection in EMEA. Holdings in Saudi and Egypt contributed to performance. While the region was negatively affected by the contagion effect following currency crises in Turkey, we used the opportunity to add on weakness.

Leading Saudi health insurance provider Bupa Arabia for Cooperative Insurance reported expanding market share and customer base, and the stock advanced +26%. Sentiment was also buoyed as Bupa Investment boosted its stake in Bupa Arabia by an additional +5%, lifting total ownership to 39%.

Egypt Kuwait Holding, an investment company with exposure to fertilizers, petrochemicals, energy, and infrastructure sectors climbed +32%. In the first quarter, solid results and recent developments involving the divestments of two non-core operations showed a more focused management strategy by the new CEO. Further, the sale proceeds are to be used to pay down the company’s debt with excess cash directed towards growth opportunities and dividends. In the medium term, the company is benefiting from Egypt’s changing variables of higher gas production, subsidy phase-out, and fiscal reforms.

Conclusion

Looking ahead in 2019, we see many drivers supporting growth in the Emerging Markets that include the apparent stabilization of currencies, the reform orientation of the governments in several countries, and Chinese fiscal and monetary stimulus. As bottom-up active investors, we appreciate the historically attractive valuations in these markets as we continue to seek opportunities that stand apart from broad market movements, with companies capable of sustaining their growth in most environments.

We remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout the year.

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC as of December 31, 2018 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

31

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Emerging Markets Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Emerging Markets Small Cap Fund’s Class Z shares on December 14, 2016 (inception date) to a $10,000 investment made in the MSCI Emerging Markets Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Emerging Markets Small Cap Fund and the MSCI Emerging Markets Small Cap Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG TimesSquare Emerging Markets Small Cap Fund2, [3,4,5,6,7,8,9,10]
Class N	(18.30%)	(0.30%)	02/24/17
Class I	(17.90%)	4.59%	12/14/16
Class Z	(17.90%)	4.59%	12/14/16
MSCI Emerging Markets Small Cap Index[11]	(18.59%)	3.98%	12/14/16	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]   From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]   A short-term redemption fee of 2% will be charged on shares held for less than 60 days. Effective March 1, 2019, the Fund will eliminate this redemption fee.

[4]   Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[5]   The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[6]   The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[7]   The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[8]   The Fund may invest in derivatives, such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[9]   Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[11]  MSCI Emerging Markets Small Cap Index includes small cap representation across 24 Emerging Markets countries. The small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets

32

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (continued)

Small Cap Index is unmanaged, is not available for investment, and does not incur expenses.

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no

event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.	Not FDIC insured, nor bank guaranteed. May lose value.

33

AMG TimesSquare Emerging Markets Small Cap Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Financials	25.3

Industrials	16.8

Consumer Discretionary	16.2

Information Technology	12.7

Health Care	9.7

Consumer Staples	7.7

Communication Services	5.4

Materials	3.3

Real Estate	2.4

Energy	1.1

Other Assets Less Liabilities	(0.6)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Regional SAB de CV (Mexico)	2.3

T4F Entretenimento, S.A. (Brazil)	2.2

Indiabulls Housing Finance, Ltd. (India)	2.1

A-Living Services Co., Ltd., Class H (China)	2.1

Ennoconn Corp. (Taiwan)	2.1

Juhayna Food Industries (Egypt)	2.0

China Maple Leaf Educational Systems, Ltd. (China)	2.0

Innocean Worldwide, Inc. (South Korea)	2.0

Medy-Tox, Inc. (South Korea)	1.9

PI Industries, Ltd. (India)	1.9

Top Ten as a Group	20.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

34

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value
Common Stocks - 95.7%

Communication Services - 5.4%

Innocean Worldwide, Inc. (South Korea)	2,000	$113,461

Plan B Media PCL (Thailand)	23,000	4,313

PVR, Ltd. (India)	3,000	68,915

T4F Entretenimento, S.A. (Brazil)	67,000	127,578

Total Communication Services		314,267

Consumer Discretionary - 16.2%

China Maple Leaf Educational Systems, Ltd. (China)	260,000	115,778

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Brazil)	18,000	71,847

Fourlis Holdings, S.A. (Greece)	12,000	56,376

Ghabbour Auto (Egypt)*	320,000	91,837

Kroton Educacional, S.A. (Brazil)	36,200	82,847

Lung Yen Life Service Corp. (Taiwan)	35,000	63,884

OPAP, S.A. (Greece)	12,000	104,367

Plan B Media PCL, Class F (Thailand)	277,000	51,947

Poya International Co., Ltd. (Taiwan)	9,000	92,738

Ramayana Lestari Sentosa Tbk PT (Indonesia)	800,000	79,087

Saudi Co. For Hardware CJSC (Saudi Arabia)	3,750	66,177

Xinyi Glass Holdings, Ltd. (Hong Kong)	60,000	66,279

Total Consumer Discretionary		943,164

Consumer Staples - 6.8%

Alicorp SAA (Peru)	18,000	53,169

Dis-Chem Pharmacies, Ltd. (South Africa)[1]	29,000	58,382

Grape King Bio, Ltd. (Taiwan)	16,000	99,161

Juhayna Food Industries (Egypt)	190,000	119,219

Puregold Price Club, Inc. (Philippines)	80,000	65,353

Total Consumer Staples		395,284

Energy - 1.1%

Aegis Logistics, Ltd. (India)	23,000	67,180

Financials - 21.3%

Bank Tabungan Negara Persero Tbk PT (Indonesia)	490,000	86,691

Bupa Arabia For Cooperative Insurance Co. (Saudi Arabia)	500	10,796

City Union Bank, Ltd. (India)	25,000	69,824

Edelweiss Financial Services, Ltd. (India)	40,000	104,274

Egypt Kuwait Holding Co., S.A.E. (Egypt)	90,000	96,660

Egyptian Financial Group-Hermes Holding Co. (Egypt)*	95,000	80,525

Indiabulls Housing Finance, Ltd. (India)	10,000	122,150

Inversiones La Construccion, S.A. (Chile)	3,500	56,242

	Shares	Value
KIWOOM Securities Co., Ltd. (South Korea)	1,500	$105,500

MCB Bank, Ltd. (Pakistan)	40,000	55,784

Regional SAB de CV (Mexico)	29,000	133,270

Security Bank Corp. (Philippines)	30,000	88,463

TMB Bank PCL (Thailand)	100,000	6,762

TMB Bank PCL, Class F (Thailand)	1,000,000	67,624

Transaction Capital, Ltd. (South Africa)	60,000	70,937

Value Partners Group, Ltd. (Hong Kong)	120,000	83,322

Total Financials		1,238,824

Health Care - 9.7%

China Resources Medical Holdings Co., Ltd. (China)	140,000	91,348

Hugel, Inc. (South Korea)*	300	102,900

i-SENS, Inc. (South Korea)	5,000	100,823

Medy-Tox, Inc. (South Korea)	216	112,404

Odontoprev, S.A. (Brazil)	24,000	85,145

Sihuan Pharmaceutical Holdings Group, Ltd. (China)	400,000	69,857

Total Health Care		562,477

Industrials - 16.8%

AirAsia Group Bhd (Malaysia)	80,000	57,348

AKR Corporindo Tbk PT (Indonesia)	210,000	62,701

A-Living Services Co., Ltd., Class H (China)*,1	90,000	121,780

AviChina Industry & Technology Co., Ltd., Class H (China)	145,000	91,087

Bizlink Holding, Inc. (United States)	13,186	96,774

China Conch Venture Holdings, Ltd. (China)	25,000	74,438

Corp America Airports, S.A. (Argentina)*	11,000	72,930

DMCI Holdings, Inc. (Philippines)	180,000	43,735

John Keells Holdings PLC (Sri Lanka)	70,000	61,121

KAP Industrial Holdings, Ltd. (South Africa)	165,000	93,632

King Slide Works Co., Ltd. (Taiwan)	7,000	73,034

Mytilineos Holdings, S.A. (Greece)	6,000	49,995

Sinopec Engineering Group Co., Ltd., Class H (China)	100,000	82,082

Total Industrials		980,657

Information Technology - 12.7%

Chroma ATE, Inc. (Taiwan)	23,000	88,393

Douzone Bizon Co., Ltd. (South Korea)	2,000	93,201

Elite Material Co., Ltd. (Taiwan)	40,000	85,560

Ennoconn Corp. (Taiwan)	15,000	119,743

Kingsoft Corp., Ltd. (China)	75,000	107,934

Koh Young Technology, Inc. (South Korea)	900	66,630

Linx, S.A. (Brazil)	8,000	67,290

The accompanying notes are an integral part of these financial statements.
35

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 12.7% (continued)

Sinbon Electronics Co., Ltd. (Taiwan)	40,000	$107,750

Total Information Technology		736,501

Materials - 3.3%

Duratex, S.A. (Brazil)	26,000	79,360

PI Industries, Ltd. (India)	9,000	111,156

Total Materials		190,516

Real Estate - 2.4%

BR Properties, S.A. (Brazil)	32,000	67,703

The Phoenix Mills, Ltd. (India)	9,000	72,644

Total Real Estate		140,347

Total Common Stocks
(Cost $5,829,358)		5,569,217

Preferred Stocks - 2.9%

Financials - 2.9%

Banco ABC Brasil, S.A., Preference (Brazil)	21,000	91,461

*	Non-income producing security.
[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2018, the value of these securities amounted to $180,162 or 3.1% of net assets.

	Shares	Value
Banco Davivienda, S.A., Preference (Colombia)	8,000	$75,677

Total Financials		167,138

Total Preferred Stocks
(Cost $168,924)		167,138

Participation Notes - 2.0%

Consumer Staples - 0.9%

United International Transportation Co., 12/31/20 (JP Morgan) (Saudi Arabia)	7,200	50,312

Financials - 1.1%

Bupa Arabia For Cooperative Insurance Co., 07/21/20 (JP Morgan) (Saudi Arabia)	3,000	64,777

Total Participation Notes
(Cost $113,615)		115,089

Total Investments - 100.6%
(Cost $6,111,897)		5,851,444

Other Assets, less Liabilities - (0.6)%		(33,907)

Net Assets - 100.0%		$5,817,537

The accompanying notes are an integral part of these financial statements.
36

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Financials	$423,689	$815,135	–	$1,238,824

Industrials	134,051	846,606	–	980,657

Consumer Discretionary	312,708	630,456	–	943,164

Information Technology	67,290	669,211	–	736,501

Health Care	85,145	477,332	–	562,477

Consumer Staples	53,169	342,115	–	395,284

Communication Services	241,039	73,228	–	314,267

Materials	79,360	111,156	–	190,516

Real Estate	67,703	72,644	–	140,347

Energy	–	67,180	–	67,180

Preferred Stocks

Financials	167,138	–	–	167,138

Participation Notes

Financials	–	64,777	–	64,777

Consumer Staples	–	50,312	–	50,312

Total Investments in Securities	$1,631,292	$4,220,152	–	$5,851,444

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

Country	% of Long-Term Investments
Argentina	1.2

Brazil	11.5

Chile	1.0

China	12.9

Colombia	1.3

Egypt	6.6

Greece	3.6

Hong Kong	2.6

India	10.5

Indonesia	3.9

Malaysia	1.0

Mexico	2.3

Country	% of Long-Term Investments
Pakistan	0.9

Peru	0.9

Philippines	3.4

Saudi Arabia	3.3

South Africa	3.8

South Korea	11.9

Sri Lanka	1.0

Taiwan	12.5

Thailand	2.2

United States	1.7

100.0

The accompanying notes are an integral part of these financial statements.
37

AMG TimesSquare Global Small Cap Fund Portfolio Manager’s Comments (unaudited)

YEAR IN REVIEW

For the period from the Fund’s inception through December 31, 2018, the AMG TimesSquare Global Small Cap Fund’s (the “Fund”) Class Z shares returned (20.40)%, while its benchmark, the MSCI World Small Cap Index (the “Index”), returned (16.59)%.

Global equity markets abruptly reversed course late in the year, giving 2018 the lowest annual returns since 2008.[1] Relative strength was found in the U.S., where the broad U.S. equity indexes posted annual results of -4% to -5%[2], compared with -14% for non-U.S. equities,[3] and -15% for emerging markets.[4] Common threads worldwide for the year included the generally weaker showings of small capitalization and value indexes within each equity market.

Unfortunately, other shared traits were political impasses, increasing market volatility, slowing economic activity, and rapidly falling commodity prices. Some of these had been present for longer than the last three months, but during the fourth quarter it seemed that equity markets recognized all the issues at once. More specifically, 2018 ended with the U.S. federal government shut down over political differences between the president and Congress. Meanwhile, the U.K. Parliament lacked consensus for its Brexit agreement with the European Union, which made a “no-deal separation” at the end of March more likely. France’s yellow vest protests against rising fuel taxes and living costs also adversely affected the market. In Italy, investors worried about the new government’s borrowing and budget plans. Across the globe, the Japanese government revised its fiscal 2018 gross domestic product (GDP) forecast to 0.9% from the previous projection of 1.5%.

In Germany, software solutions provider for the construction industry RIB Software saw its shares sell off -58%. RIB’s solutions provide a much needed product in an industry that needs to catch up with IT evolution of the past years but there were worries about the monetization of its YTWO (with Flex) and MTWO (with Microsoft) joint ventures. Neither YTWO nor MTWO has started showing growth inflection points and management credibility has also deteriorated. To compound worries, Flex decided to exit the joint venture. While the transaction is economically positive, it has raised concerns about RIB’s ability to execute on current or future deals, and we are reviewing our exposure to the name. We exited the position during the period. Leading warehouse forklift manufacturer KION Group dropped -38%. Although KION’s order intake rose significantly this year, its earnings missed expectations due to wage increases and higher material costs. KION Group also suffered from uncertainty over a potential tariff-driven slowdown of the industrials and capital goods sector in China.

In the U.K., Electrocomponents (ECM) is global distributor of a broad range of electronics and industrial products. Strong results were met with profit taking, and shares pulled back by -30%. While there are some short-term concerns on global trade, ECM’s strong business model and sustainable advantage gives us confidence that the company will continue to outpace the market. Given the continuous shift toward digital distribution, ECM is well positioned relative to peers who are still distributing via catalogues. Growth potential in the U.S. and initial investments in China are additional concerns, Altran identified an incident within Aricent linked to forged purchase orders in the third quarter. Although Altran did not expect a material impact on its financial outlook, the market nonetheless responded harshly. We see this as a one-off event and continue to believe in the growth trajectory of the company. Shares in Altran stabilized in fourth quarter after the company delivered strong results. Teleperformance SE, a global leader in call center outsourcing, increased 1%. Teleperformance reported a solid first half of 2018 despite the unfavorable exchange rate environment, and raised its full year guidance. The company continues to strengthen its specialized services business through its acquisition of India-based Intelenet.

Delivering better news was our Italian online financial services firm FinecoBank. Though shares were volatile throughout the year on implications from the country’s new Populist Party and over the European Commission’s concerns about the country’s deficit and budget, the stock benefited from steady growth in its clientele, a larger wallet share from existing clients, and operating leverage. We used share price dislocations to opportunistically add to our position.

In the Nordic region, Danish insurer Topdanmark reported strong beats on both the topline and profit level as the company saw a very low level of fire claims in the private segment in the third quarter (versus the second quarter) as many customers adopted protection measures against the warm Danish summer.

PORTFOLIO PERFORMANCE ATTRIBUTION

The Fund underperformed the MSCI World Small Cap index for the period. Japan drove the negative contribution, followed by Europe, while holdings in the U.S. partially offset some of the weakness. Among sectors, holdings in materials and communication services helped the portfolio while holdings in information technology, real estate, and consumer discretionary detracted from performance.

Regional Performance: Europe

Holdings in Europe detracted from portfolio performance. Weakness in Germany, Ireland, and Spain was partially offset by strength in Denmark and Italy.

growth drivers. We used the dislocation as an opportunity to add on weakness. Surging 25% was Auto Trader, an online market place for passenger vehicles in the U.K. It is the leader in this segment in terms of traffic, revenue, and listings. The company reported a first half beat and raised guidance, giving credence to its defensive subscription model.

France was flat during the period but housed some of the largest relative contributors and detractors. Consulting and engineering services firm Altran retreated by -46%. Early in the year, Altran announced the purchase of U.S.-based design and engineering services firm Aricent, and the deal raised concerns based on Altran’s historical integration track record. To further compound

Regional Performance: Americas

The portfolio’s U.S. holdings detracted from the overall performance in general. However, there was mixed performance among those holdings, as some of the top and bottom portfolio contributors both came from the U.S.

Within financials, GreenSky Inc. provides point-of-sale financing for home improvement projects and elective medical procedures. GreenSky reported a relatively in-line quarter after the IPO. However, management meaningfully reduced forward guidance due to interest rate hikes that caused a recalibration in their revenue and margin projections. As a result, we exited our position in December, and the stock recorded a -67% loss while it was held in the portfolio. On the positive side, RenaissanceRe Holdings Ltd. (“RenRe”), which offers

38

AMG TimesSquare Global Small Cap Fund Portfolio Manager’s Comments (continued)

property-casualty reinsurance and other insurance services, had a 10% return for the period. The company preannounced third quarter catastrophe losses from Typhoon Jebi in Japan and Hurricane Florence on the East Coast of the U.S. Despite these challenges, earnings managed to beat estimates. RenRe also announced the acquisition of Tokio Marine’s reinsurance business.

A cable and broadband provider serving Western, Midwestern, and Southern states in the U.S., Cable One ascended +27%. Organic growth accelerated meaningfully from the company’s growing high-speed residential data and business services, which also bring the highest margin among the Cable One’s business lines.

Slipping by-45% was Floor & Decor Holdings. Operating retail and online stores for tile, wood, laminate, and natural stone flooring, Floor & Decor reported mixed fiscal quarterly results and lowered its full year guidance. The company faces industry headwinds from larger competitors’ strong share gains in luxury vinyl tile, slowdown in housing and flooring, rising fuel costs as well as lingering tariff discussions. We remain confident in the company with its better-than-average growth and its market share gains.

Franchisor and operator of fitness centers, Planet Fitness, was the top contributor to the portfolio with a 35% gain. Planet Fitness posted strong quarters, driven by strong equipment sales, new franchise openings, and solid margin growth. The company raised its guidance for 2018 and lifted its buyback authorization from $100 million to $500 million. With more than 1,600 clubs and 12 million members, the company continues expanding its franchisee network, and further building its high-quality and low-cost fitness concept.

in production and delivery have been solved, and the improved measurement technology will significantly reduce costs associated with distribution.

Our technology holdings experienced headwinds due the prolonged slowdown in the space and as expansion in semiconductor production is taking a pause in China on the back of trade war uncertainty. Horiba, a manufacturer of measuring instruments and analyzers for semiconductor cleaning rooms and automotive emissions, descended -22% after revising down outlook. Share price weakness was further compounded by worries of a slowing global automotive sector amidst trade tariff concerns.

Dropping -50% was Japan Lifeline, a distributor of third-party vascular medical devices as well as those designed internally. The company reported that sales of its newly launched drug-eluting stent, Osiris, had gotten off to a slow start, which led management to trim its revenue and operating profit guidance. On a more positive note, Japan Lifeline noted that it expected Osiris sales in the second half to be higher compared to the first half.

Japanese housing-related names faced another quarter of weakness following the Suruga bank mortgage fraud scandal where falsified loan documents were processed for a struggling investment scheme. While our holdings have no involvement with that bank, negative sentiment weighed the shares prices. Open House, a developer and home builder of small family homes that sells affordable three-story homes to first time buyers, fell -46% and we added to the position on weakness.

On a positive note, discount store operator Don Quijote surged +17%. Don Quijote announced plans to buy the remaining airline AirAsia was a positive contributor. After the initial decline from its CEO’s endorsement of ousted leader Najib Razak in the second quarter, stock price rebounded and ended the period up 1%. In the fourth quarter, the company announced a special dividend, related to the sale of its leasing arm, and more dividends are expected to come once the transaction is complete.

Conclusion

Toward the end of 2018 it appeared that the equity markets noticed how precariously balanced some of their valuations had become. To some degree, we believe that recognition was overdue. Concerns remain surrounding the growth trajectory of China, the U.K.’s path to Brexit in early 2019, and when Washington will return to work—as of this writing the federal government’s shutdown was approaching the longest such period in history. However, our investment experience has shown us that these types of shifting markets and the recent indiscriminate selling pressures can create opportunities for discerning investors. Thus no matter what 2019 brings we are steadfast that our disciplined analysis of business models and management teams should find quality companies whose growth can compound favorably over the longer term.

We remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout the year. As always, please feel free to contact us if you have any questions.

This commentary reflects the viewpoints of the TimesSquare Capital Management, LLC as of December 31, 2018, and is not intended as a forecast or guarantee of future results.

[1] Source: Bloomberg

Regional Performance: Japan

Japan was the largest detractor to the portfolio on a country basis. There was weakness across the board in our Japanese holdings, with few bright spots.

The largest detractor in the portfolio was Zozo, Inc. (previously known as Start Today), Japan’s largest online retailer of mass market fashion products. Zozo’s second quarter sales grew 28% year-over-year but operating profit fell 29%, largely below the consensus. Zozo’s private-label business has lagged so far due to delays in production and delivery processes, which generated significant losses. As a result, the stock plunged -42% during the period. Management iterated that the problems

60% of UNY shares from FamilyMart UNY, while FamilyMart UNY planned to purchase 20% of Don Quijote shares. We viewed this as a positive move in bolstering business collaboration. Benefit One, a provider of employee incentive programs, gained +14%. The company continues to benefit from the labor shortage and the increasing employment mobility in Japan. Japan’s parliament passed a work reform bill earlier in the quarter that includes the implementation of “equal pay for equal work” in order to eliminate wage gaps between regular and non-regular employees, which is expected to strengthen the company’s fringe benefit business.

Regional Performance: Emerging Markets

The portfolio’s small position in Emerging Markets was beneficial this quarter. Malaysia based low cost

2 As represented by the S&P 500® Index (a market-weighted index based on the market capitalizations of 500 leading large capitalization stocks, as determined by S&P Dow Jones Indices LLC) and the Russell 3000® Index (a market-weighted index of the 3,000 largest U.S. stocks, as determined by FTSE Russell)

3 As represented by the MSCI EAFE Index (a market-weighted index of large and mid-cap stocks in developed markets, excluding the U.S. and Canada, as determined by MSCI Inc.)

39

AMG TimesSquare Global Small Cap Fund Portfolio Manager’s Comments (continued)

4 As represented by the MSCI Emerging Markets Index (a market-weighted index of large and mid-cap stocks in emerging markets, as determined by MSCI Inc.)

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC as of December 31, 2018 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

40

AMG TimesSquare Global Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Global Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Global Small Cap Fund’s Class Z shares on May 30, 2018 (inception date) to a $10,000 investment made in the MSCI World Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Global Small Cap Fund and the MSCI World Small Cap Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	Since Inception	Inception Date

AMG TimesSquare Global Small Cap Fund[2,3,4,5,6,7,8,9]

Class N	(20.50%)	05/30/18

Class I	(20.40%)	05/30/18

Class Z	(20.40%)	05/30/18

MSCI World Small Cap Index[10]	(16.59%)	05/30/18†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[4]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6] The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[7] The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[8]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[9]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10] The MSCI World Small Cap Index captures small cap representation across 23 Developed Markets countries. With over 4,000 constituents, the Index covers approximately 14% of the free float-adjusted market capitalization in each country. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI World Small Cap Index is unmanaged, is not available for investment, and does not incur expenses.

41

AMG TimesSquare Global Small Cap Fund Portfolio Manager’s Comments (continued)

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data	provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.	Not FDIC insured, nor bank guaranteed. May lose value.

42

AMG TimesSquare Global Small Cap Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	22.6

Information Technology	19.8

Consumer Discretionary	15.0

Financials	14.9

Health Care	10.5

Communication Services	6.2

Real Estate	2.7

Consumer Staples	2.6

Materials	2.6

Utilities	0.7

Exchange Traded Funds	0.5

Short-Term Investments	4.9

Other Assets Less Liabilities	(3.0)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Gartner, Inc.	2.6

The Ultimate Software Group, Inc.	2.5

CoStar Group, Inc.	2.3

RenaissanceRe Holdings, Ltd. (Bermuda)	2.2

Planet Fitness, Inc., Class A	2.2

Teleperformance (France)	2.1

St James’s Place PLC (United Kingdom)	2.1

Modern Times Group MTG AB, Class B (Sweden)	2.0

WEX, Inc.	2.0

Charles River Laboratories International, Inc.	1.9

Top Ten as a Group	21.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

43

AMG TimesSquare Global Small Cap Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value
Common Stocks - 97.6%

Communication Services - 6.2%

Auto Trader Group PLC (United Kingdom)[1]	3,200	$18,571

Cable One, Inc. (United States)	30	24,603

CTS Eventim AG & Co. KGaA (Germany)	150	5,601

IMAX Corp. (Canada)*	700	13,167

Modern Times Group MTG AB, Class B (Sweden)	900	29,823

Total Communication Services		91,765

Consumer Discretionary - 15.0%

ABC-Mart, Inc. (Japan)	350	19,383

Brunswick Corp. (United States)	300	13,935

Callaway Golf Co. (United States)	400	6,120

CIE Automotive, S.A. (Spain)	500	12,272

Dalata Hotel Group PLC (Ireland)	2,200	11,935

Don Quijote Holdings Co., Ltd. (Japan)	200	12,365

Floor & Decor Holdings, Inc., Class A (United States)*,2	500	12,950

Hilton Grand Vacations, Inc. (United States)*,2	500	13,195

Izumi Co., Ltd. (Japan)	300	13,955

Koito Manufacturing Co., Ltd. (Japan)	350	18,058

Kroton Educacional, S.A. (Brazil)	3,700	8,468

National Vision Holdings, Inc. (United States)*,2	300	8,451

Planet Fitness, Inc., Class A (United States)*	600	32,172

SAF-Holland, S.A. (Germany)[2]	800	10,267

Samsonite International, S.A. (United States)[1]	3,900	11,079

ZOZO, Inc. (Japan)	1,000	18,321

Total Consumer Discretionary		222,926

Consumer Staples - 2.6%

Performance Food Group Co. (United States)*	450	14,522

Sugi Holdings Co., Ltd. (Japan)	350	13,833

Viscofan, S.A. (Spain)	200	11,027

Total Consumer Staples		39,382

Financials - 14.9%

Apollo Global Management LLC, Class A, MLP (United States)	750	18,405

Challenger, Ltd. (Australia)	1,900	12,703

FinecoBank Banca Fineco S.P.A. (Italy)	1,500	15,092

Jupiter Fund Management PLC (United Kingdom)	1,200	4,513

PacWest Bancorp (United States)	650	21,632

Regional SAB de CV (Mexico)	1,300	5,974

RenaissanceRe Holdings, Ltd. (Bermuda)	250	33,425

St James’s Place PLC (United Kingdom)	2,600	31,314

Steadfast Group, Ltd. (Australia)	6,100	11,823

	Shares	Value
Topdanmark A/S (Denmark)	600	$28,002

WisdomTree Investments, Inc. (United States)[2]	3,000	19,950

Zenkoku Hosho Co., Ltd. (Japan)	600	18,816

Total Financials		221,649

Health Care - 10.5%

Amplifon S.P.A. (Italy)	700	11,302

Ascom Holding AG (Switzerland)	300	4,158

Bio-Rad Laboratories, Inc., Class A (United States)*	60	13,933

Charles River Laboratories International, Inc. (United States)*	250	28,295

DiaSorin S.P.A. (Italy)	100	8,118

Encompass Health Corp. (United States)	350	21,595

Eurofins Scientific SE (Luxembourg)	50	18,674

Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	400	3,495

Japan Lifeline Co., Ltd. (Japan)	800	10,312

Neurocrine Biosciences, Inc. (United States)*,2	150	10,712

Orpea (France)	100	10,214

UDG Healthcare PLC (Ireland)	2,100	15,988

Total Health Care		156,796

Industrials - 22.6%

AerCap Holdings, N.V. (Ireland)*	200	7,920

AirAsia Group Bhd (Malaysia)	14,100	10,108

Beacon Roofing Supply, Inc. (United States)*	500	15,860

Benefit One, Inc. (Japan)	100	3,077

CoStar Group, Inc. (United States)*	100	33,734

Daetwyler Holding AG (Switzerland)	50	6,359

Diploma PLC (United Kingdom)	400	6,174

en-japan, Inc. (Japan)	450	13,929

Harmonic Drive Systems, Inc. (Japan)[2]	300	8,181

Howden Joinery Group PLC (United Kingdom)	800	4,439

Interpump Group S.P.A. (Italy)	600	17,900

Intrum AB (Sweden)[2]	400	9,293

IPH, Ltd. (Australia)	2,100	8,006

ITT, Inc. (United States)	300	14,481

KION Group AG (Germany)	250	12,713

Melrose Industries PLC (United Kingdom)	8,400	17,549

Nabtesco Corp. (Japan)	300	6,495

Nihon M&A Center, Inc. (Japan)	400	8,051

Nordson Corp. (United States)	130	15,516

Polypipe Group PLC (United Kingdom)	1,300	5,431

Prosegur Cia de Seguridad, S.A. (Spain)	3,200	16,194

Stabilus, S.A. (Luxembourg)	100	6,289

The accompanying notes are an integral part of these financial statements.
44

AMG TimesSquare Global Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 22.6% (continued)

Teleperformance (France)	200	$31,994

TransUnion (United States)	400	22,720

VAT Group AG (Switzerland)[1]	100	8,805

WABCO Holdings, Inc. (United States)*	100	10,734

Woodward, Inc. (United States)	200	14,858

Total Industrials		336,810

Information Technology - 19.8%

Altran Technologies, S.A. (France)	1,800	14,467

Booz Allen Hamilton Holding Corp. (United States)	400	18,028

Disco Corp. (Japan)	100	11,627

Electrocomponents PLC (United Kingdom)	2,800	18,086

Gartner, Inc. (United States)*	300	38,352

Global Dominion Access, S.A. (Spain)*,1	328	1,615

Horiba, Ltd. (Japan)	400	16,303

Iriso Electronics Co., Ltd. (Japan)	200	7,387

j2 Global, Inc. (United States)	350	24,283

Jack Henry & Associates, Inc. (United States)	100	12,652

Link Administration Holdings, Ltd. (Australia)	2,000	9,544

MKS Instruments, Inc. (United States)	150	9,692

Nemetschek SE (Germany)	100	11,001

Nice, Ltd., Sponsored ADR (Israel)*	150	16,232

SimCorp A/S (Denmark)	200	13,716

StoneCo, Ltd. (Brazil)*	300	5,532

The Ultimate Software Group, Inc. (United States)*	150	36,730

WEX, Inc. (United States)*	210	29,413

Total Information Technology		294,660

Materials - 2.6%

RPC Group PLC (United Kingdom)	1,900	15,795

RPM International, Inc. (United States)	400	23,512

Total Materials		39,307

	Shares	Value
Real Estate - 2.7%

Kennedy-Wilson Holdings, Inc. (United States)	1,100	$19,987

Open House Co., Ltd. (Japan)	600	20,201

Total Real Estate		40,188

Utilities - 0.7%

Rubis SCA (France)	200	10,755

Total Common Stocks
(Cost $1,790,072)		1,454,238

Exchange Traded Funds - 0.5%

iShares MSCI India ETF	100	3,334

VanEck Vectors India Small-Cap Index ETF	100	4,240

Total Exchange Traded Funds
(Cost $8,777)		7,574

	Principal Amount

Short-Term Investments - 4.9%

Joint Repurchase Agreements - 2.1%[3]

Citigroup Global Markets, Inc., dated 12/31/18, due 01/02/19, 3.000% total to be received $31,448 (collateralized by various U.S. Treasuries, 0.000% - 3.125%, 01/31/19 - 09/09/49, totaling $32,072)	$31,443	31,443

	Shares

Other Investment Companies - 2.8%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[4]	42,365	42,365

Total Short-Term Investments
(Cost $73,808)		73,808

Total Investments - 103.0%
(Cost $1,872,657)		1,535,620

Other Assets, less Liabilities - (3.0)%		(44,808)

Net Assets - 100.0%		$1,490,812

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2018, the value of these securities amounted to $40,070 or 2.7% of net assets.

[2]

Some or all of these securities, amounting to $80,571 or 5.4% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR   American Depositary Receipt

ETF   Exchange Traded Fund

MLP   Master Limited Partnership

The accompanying notes are an integral part of these financial statements.
45

AMG TimesSquare Global Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Industrials	$135,823	$200,987	—	$336,810

Information Technology	190,914	103,746	—	294,660

Consumer Discretionary	107,226	115,700	—	222,926

Financials	99,386	122,263	—	221,649

Health Care	74,535	82,261	—	156,796

Communication Services	37,770	53,995	—	91,765

Real Estate	19,987	20,201	—	40,188

Consumer Staples	14,522	24,860	—	39,382

Materials	23,512	15,795	—	39,307

Utilities	—	10,755	—	10,755

Exchange Traded Funds	7,574	—	—	7,574

Short-Term Investments

Joint Repurchase Agreements	—	31,443	—	31,443

Other Investment Companies	42,365	—	—	42,365

Total Investment in Securities	$753,614	$782,006	—	$1,535,620

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

Country	% of Long-Term Investments

Australia	2.9

Bermuda	2.3

Brazil	1.0

Canada	0.9

Denmark	2.9

France	4.6

Germany	2.7

Ireland	2.4

Israel	1.1

Italy	3.6

Japan	15.1

Country	% of Long-Term Investments

Luxembourg	1.7

Malaysia	0.7

Mexico	0.4

New Zealand	0.2

Spain	2.8

Sweden	2.7

Switzerland	1.3

United Kingdom	8.3

United States	42.4

100.0

The accompanying notes are an integral part of these financial statements.
46

Statement of Assets and Liabilities December 31, 2018

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund	AMG TimesSquare Emerging Markets Small Cap Fund	AMG TimesSquare Global Small Cap Fund

Assets:

Investments at Value[1] (including securities on loan valued at $160,063,481, $217,300,598, $64,399,325, $0, and $80,571, respectively)	$923,226,153	$1,682,622,080	$1,078,258,189	$5,851,444	$1,535,620

Foreign currency[2]	—	—	3,916,045	7,728	2,524

Receivable for investments sold	182,136	21,295,259	22,604,517	—	2,658

Dividend, interest and other receivables	671,903	793,201	1,954,675	13,328	1,351

Receivable for Fund shares sold	994,705	2,046,255	8,784,190	—	—

Receivable from affiliate	—	92,951	—	16,109	41,609

Deferred offering costs	—	—	—	—	22,135

Prepaid expenses and other assets	21,023	11,247	85,809	17,406	837

Total assets	925,095,920	1,706,860,993	1,115,603,425	5,906,015	1,606,734

Liabilities:

Payable upon return of securities loaned	43,212,664	7,470,572	65,689,282	—	31,443

Payable for investments purchased	501,724	1,778,611	347,276	—	18,305

Payable for Fund shares repurchased	3,802,013	18,795,800	23,670,826	—	—

Payable for foreign capital gains tax	—	—	36,156	3,517	—

Interfund loan payable	—	—	24,975,499	—	—

Payable to Affiliate	—	—	—	—	22,072

Due to custodian	—	—	—	16,028	—

Accrued expenses:

Investment advisory and management fees	615,356	1,186,600	683,724	4,689	912

Administrative fees	116,840	225,304	136,745	740	196

Distribution fees	—	—	—	7	5

Shareholder service fees	17,207	—	65,485	4	—

Professional fees	43,830	54,935	42,846	32,109	29,589

Custody fees	41,686	60,273	154,952	25,986	13,009

Other	45,305	121,530	53,431	5,398	391

Total liabilities	48,396,625	29,693,625	115,856,222	88,478	115,922

Net Assets	$876,699,295	$1,677,167,368	$999,747,203	$5,817,537	$1,490,812

[1] Investments at cost	$804,364,610	$1,267,512,606	$1,289,273,736	$6,111,897	$1,872,657

[2] Foreign currency at cost	—	—	$3,891,793	$7,661	$2,511

The accompanying notes are an integral part of these financial statements.
47

Statement of Assets and Liabilities (continued)

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund	AMG TimesSquare Emerging Markets Small Cap Fund	AMG TimesSquare Global Small Cap Fund

Net Assets Represent:

Paid-in capital	$744,846,208	$1,227,283,794	$1,293,672,350	$6,252,271	$1,870,242

Distributable earnings (loss)	131,853,087	449,883,574	(293,925,147)	(434,734)	(379,430)

Net Assets	$876,699,295	$1,677,167,368	$999,747,203	$5,817,537	$1,490,812

Class N:

Net Assets	$99,996,005	$375,505,130	$88,913,337	$31,185	$23,853

Shares outstanding	8,186,986	25,040,743	6,988,316	3,285	3,000

Net asset value, offering and redemption price per share	$12.21	$15.00	$12.72	$9.49	$7.95

Class I:

Net Assets	$174,913,909	$353,281,991	$538,748,664	$273,180	$23,888

Shares outstanding	13,840,454	22,845,034	42,278,421	28,727	3,000

Net asset value, offering and redemption price per share	$12.64	$15.46	$12.74	$9.51	$7.96

Class Z:

Net Assets	$601,789,381	$948,380,247	$372,085,202	$5,513,172	$1,443,071

Shares outstanding	47,574,247	61,262,784	29,189,600	579,963	181,240

Net asset value, offering and redemption price per share	$12.65	$15.48	$12.75	$9.51	$7.96

The accompanying notes are an integral part of these financial statements.
48

Statement of Operations For the period ended December 31, 2018

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund	AMG TimesSquare Emerging Markets Small Cap Fund	AMG TimesSquare Global Small Cap Fund[1]

Investment Income:

Dividend income	$6,120,349	$15,816,199	$26,490,215	$165,734	$13,985

Interest income	2,510	—	722	—	—

Securities lending income	360,436	407,633	1,019,621	258	103

Foreign withholding tax	—	(62,847)	(1,812,156)	(15,496)	(357)

Total investment income	6,483,295	16,160,985	25,698,402	150,496	13,731

Expenses:

Investment advisory and management fees	9,408,879	16,348,167	8,391,933	60,775	7,292

Administrative fees	1,786,496	3,104,082	1,678,387	9,596	1,562

Distribution fees - Class N	—	—	—	87	42

Shareholder servicing fees - Class N	289,473	987,389	552,509	52	—

Shareholder servicing fees - Class I	43,801	217,332	470,045	—	—

Custodian fees	101,792	142,572	414,417	64,229	16,803

Trustee fees and expenses	89,993	156,653	74,837	470	57

Professional fees	73,375	105,326	88,211	40,622	32,651

Registration fees	60,860	71,335	153,886	34,356	55,770

Transfer agent fees	32,915	58,114	50,051	763	249

Reports to shareholders	18,142	122,583	68,576	6,438	4,338

Amortization of offering costs	—	—	—	—	31,726

Organization costs	—	—	—	—	8,149

Miscellaneous	28,027	51,631	61,172	4,458	43

Total expenses before offsets	11,933,753	21,365,184	12,004,024	221,846	158,682

Expense reimbursements	—	—	—	(140,393)	(148,223)

Expense reductions	(137,719)	(106,435)	—	—	—

Fee waivers	—	(1,567)	(50,339)	—	—

Net expenses	11,796,034	21,257,182	11,953,685	81,453	10,459

Net investment income (loss)	(5,312,739)	(5,096,197)	13,744,717	69,043	3,272

Net Realized and Unrealized Loss:

Net realized gain (loss) on investments	218,301,325	255,127,091	(78,789,154)[2]	147,508 [2]	(47,316)

Net realized loss on foreign currency transactions	—	—	(901,858)	(19,822)	(463)

Net change in unrealized appreciation/depreciation on investments	(223,342,605)	(310,164,273)	(293,247,185)	(1,444,691)	(337,037)

Net change in unrealized appreciation/depreciation on foreign currency translations	—	—	308,083	26,704	18

Net realized and unrealized loss	(5,041,280)	(55,037,182)	(372,630,114)	(1,290,301)	(384,798)

Net decrease in net assets resulting from operations	$(10,354,019)	$(60,133,379)	$(358,885,397)	$(1,221,258)	$(381,526)

[1]	Commencement of operations was May 31, 2018.
[2]	Net of foreign capital gains tax withheld of $653 and $18,653 for AMG TimesSquare International Small Cap Fund and AMG TimesSquare Emerging Markets Small Cap Fund, respectively.

The accompanying notes are an integral part of these financial statements.
49

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG TimesSquare Small Cap Growth Fund		AMG TimesSquare Mid Cap Growth Fund

	2018	2017[1]	2018	2017[1]

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment loss	$(5,312,739)	$(3,745,543)	$(5,096,197)	$(10,660,891)

Net realized gain on investments	218,301,325	135,696,788	255,127,091	271,824,047

Net change in unrealized appreciation/depreciation on investments	(223,342,605)	84,309,852	(310,164,273)	142,451,089

Net increase (decrease) in net assets resulting from operations	(10,354,019)	216,261,097	(60,133,379)	403,614,245

Distributions to Shareholders:[2]

Class N	(22,614,264)	(31,523,286)	(54,663,543)	(67,489,978)

Class I	(41,192,652)	(200,825)	(50,239,173)	(50,207,180)

Class Z	(141,909,919)	(84,833,271)	(136,607,936)	(150,362,115)

Total distributions to shareholders	(205,716,835)	(116,557,382)	(241,510,652)	(268,059,273)

Capital Share Transactions:[3]

Net increase (decrease) from capital share transactions	(94,210,891)	7,384,215	(109,053,668)	110,638,897

Total increase (decrease) in net assets	(310,281,745)	107,087,930	(410,697,699)	246,193,869

Net Assets:

Beginning of year	1,186,981,040	1,079,893,110	2,087,865,067	1,841,671,198

End of year[4]	$876,699,295	$1,186,981,040	$1,677,167,368	$2,087,865,067

[1]	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	See Note 1(g) of the Notes to Financial Statements.
[4]

Net assets - End of year includes accumulated net investment loss of $0 and $(1,736,085) for AMG TimesSquare Small Cap Growth Fund and AMG TimesSquare Mid Cap Growth Fund, respectively, in 2017. During 2018, the requirement to disclose accumulated net investment loss was eliminated.

The accompanying notes are an integral part of these financial statements.
50

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG TimesSquare International Small Cap Fund		AMG TimesSquare Emerging Markets Small Cap Fund

	2018	2017[1]	2018	2017
Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$13,744,717	$2,092,122	$69,043	$29,961

Net realized gain (loss) on investments	(79,691,012)	884,373	127,686	450,992

Net change in unrealized appreciation/depreciation on investments	(292,939,102)	81,662,320	(1,417,987)	1,119,062

Net increase (decrease) in net assets resulting from operations	(358,885,397)	84,638,815	(1,221,258)	1,600,015

Distributions to Shareholders:[2]

Class N	(704,865)	(1,775,553)	(1,784)	(3,132)

Class I	(7,426,035)	(1,519,174)	(16,735)	(990)

Class Z	(5,124,010)	(2,210,562)	(338,345)	(509,758)

Total distributions to shareholders	(13,254,910)	(5,505,289)	(356,864)	(513,880)

Capital Share Transactions:[3]

Net increase from capital share transactions	697,473,281	466,883,510	489,262	1,572,957

Total increase (decrease) in net assets	325,332,974	546,017,036	(1,088,860)	2,659,092

Net Assets:

Beginning of year	674,414,229	128,397,193	6,906,397	4,247,305

End of year[4]	$999,747,203	$674,414,229	$5,817,537	$6,906,397

[1]	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	See Note 1(g) of the Notes to Financial Statements.
[4]

Net assets - End of year includes undistributed (distributions in excess of) net investment income of $(831,704) and $(24,670) for AMG TimesSquare International Small Cap Fund and AMG TimesSquare Emerging Markets Small Cap Fund, respectively, in 2017. During 2018, the requirement to disclose undistributed (distributions in excess of) net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.
51

Statements of Changes in Net Assets (continued) For the period ended December 31, 2018

AMG TimesSquare Global Small Cap Fund

2018[1]
Decrease in Net Assets Resulting From Operations:

Net investment income	$3,272

Net realized loss on investments	(47,779)

Net change in unrealized appreciation/depreciation on investments	(337,019)

Net decrease in net assets resulting from operations	(381,526)

Capital Share Transactions:[2]

Net increase from capital share transactions	1,872,338

Total increase in net assets	1,490,812
Net Assets:

Beginning of period	—

End of period	$1,490,812

[1]	Commencement of operations was May 31, 2018.
[2]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
52

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017[1]	2016[2]	2015	2014

Net Asset Value, Beginning of Year	$16.90	$15.52	$14.84	$16.44	$17.80

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.10)	(0.08)[5]	(0.06)[6]	(0.10)[7]	(0.08)[8]

Net realized and unrealized gain (loss) on investments	(0.70)	3.32	1.28	0.27	(0.40)

Total income (loss) from investment operations	(0.80)	3.24	1.22	0.17	(0.48)

Less Distributions to Shareholders from:

Net investment income	—	—	(0.03)	—	—

Net realized gain on investments	(3.89)	(1.86)	(0.51)	(1.77)	(0.88)

Total distributions to shareholders	(3.89)	(1.86)	(0.54)	(1.77)	(0.88)

Net Asset Value, End of Year	$12.21	$16.90	$15.52	$14.84	$16.44

Total Return[4,9]	(4.38)%	20.87%	8.20%	0.90%	(2.78)%

Ratio of net expenses to average net assets	1.09%[10]	1.23%[10]	1.23%[10]	1.22%[10]	1.19%[10]

Ratio of gross expenses to average net assets[11]	1.10%	1.24%	1.24%	1.23%	1.22%

Ratio of net investment loss to average net assets[4]	(0.55)%	(0.48)%	(0.38)%	(0.60)%	(0.47)%

Portfolio turnover	63%	58%	62%	71%	48%

Net assets end of year (000’s) omitted	$99,996	$318,627	$313,713	$272,609	$320,512

53

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,

Class I	2018	2017[12]

Net Asset Value, Beginning of Period	$17.32	$16.52

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.09)	(0.05)[5]

Net realized and unrealized gain (loss) on investments	(0.70)	2.71

Total income (loss) from investment operations	(0.79)	2.66

Less Distributions to Shareholders from:

Net realized gain on investments	(3.89)	(1.86)

Total distributions to shareholders	(3.89)	(1.86)
Net Asset Value, End of Period	$12.64	$17.32

Total Return[4,9]	(4.21)%	16.11%[13]

Ratio of net expenses to average net assets	1.00%[14]	1.10%[14,15]

Ratio of gross expenses to average net assets[11]	1.01%	1.11%[15]

Ratio of net investment loss to average net assets[4]	(0.46)%	(0.35)%[15]

Portfolio turnover	63%	58%

Net assets end of period (000’s) omitted	$174,914	$2,065

54

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2018	2017[1]	2016[2]	2015	2014

Net Asset Value, Beginning of Year	$17.33	$15.84	$15.14	$16.75	$18.08

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.08)	(0.05)[5]	(0.03)[6]	(0.07)[7]	(0.05)[8]

Net realized and unrealized gain (loss) on investments	(0.71)	3.40	1.31	0.26	(0.39)

Total income (loss) from investment operations	(0.79)	3.35	1.28	0.19	(0.44)

Less Distributions to Shareholders from:

Net investment income	—	—	(0.06)	—	—

Net realized gain on investments	(3.89)	(1.86)	(0.52)	(1.80)	(0.89)

Total distributions to shareholders	(3.89)	(1.86)	(0.58)	(1.80)	(0.89)

Net Asset Value, End of Year	$12.65	$17.33	$15.84	$15.14	$16.75

Total Return[4,9]	(4.21)%	21.14%	8.45%	1.03%	(2.48)%

Ratio of net expenses to average net assets	0.96%[10]	1.03%[10]	1.03%[10]	1.02%[10]	1.01%[10]

Ratio of gross expenses to average net assets[11]	0.97%	1.04%	1.04%	1.03%	1.04%

Ratio of net investment loss to average net assets[4]	(0.42)%	(0.28)%	(0.20)%	(0.40)%	(0.29)%

Portfolio turnover	63%	58%	62%	71%	48%

Net assets end of year (000’s) omitted	$601,789	$866,289	$766,180	$806,745	$768,312

[1]	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.
[2]	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.12), $(0.09), and $(0.09) for Class N, Class I and Class Z, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08) and $(0.05) for Class N and Class Z, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.12) and $(0.09) for Class N and Class Z, respectively.
[8]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.12) and $(0.10) for Class N and Class Z, respectively.
[9]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[10]	Includes reduction from broker recapture amounting to 0.01%, 0.01%, 0.01%, 0.01% and 0.03% for the fiscal years ended 2018, 2017, 2016, 2015 and 2014, respectively.
[11]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[12]	Commencement of operations was on February 27, 2017.
[13]	Not annualized.
[14]	Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended 2018 and 0.01% for the fiscal period ended 2017.
[15]	Annualized.

55

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017[1]	2016[2]	2015	2014

Net Asset Value, Beginning of Year	$18.40	$17.26	$17.02	$18.24	$18.23

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.08)	(0.12)[5]	(0.06)[6]	(0.07)[7]	(0.06)[7]

Net realized and unrealized gain (loss) on investments	(0.78)	3.98	1.31	0.17	1.00

Total income (loss) from investment operations	(0.86)	3.86	1.25	0.10	0.94

Less Distributions to Shareholders from:

Net realized gain on investments	(2.54)	(2.72)	(1.01)	(1.32)	(0.93)

Total distributions to shareholders	(2.54)	(2.72)	(1.01)	(1.32)	(0.93)

Net Asset Value, End of Year	$15.00	$18.40	$17.26	$17.02	$18.24

Total Return[4,8]	(4.55)%	22.40%	7.26%	0.49%	5.12%

Ratio of net expenses to average net assets	1.17%[9]	1.23%[9]	1.23%[9]	1.22%[9]	1.22%[9]

Ratio of gross expenses to average net assets[10]	1.18%	1.24%	1.24%	1.23%	1.24%

Ratio of net investment loss to average net assets[4]	(0.39)%	(0.66)%	(0.36)%	(0.37)%	(0.34)%

Portfolio turnover	59%	54%	47%	47%	43%

Net assets end of year (000’s) omitted	$375,505	$519,337	$815,473	$867,245	$916,541

56

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,

Class I	2018	2017[11]

Net Asset Value, Beginning of Period	$18.86	$18.73

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.05)	(0.09)[5]

Net realized and unrealized gain (loss) on investments	(0.81)	2.94

Total income (loss) from investment operations	(0.86)	2.85

Less Distributions to Shareholders from:

Net realized gain on investments	(2.54)	(2.72)

Total distributions to shareholders	(2.54)	(2.72)

Net Asset Value, End of Period	$15.46	$18.86

Total Return[4,8]	(4.45)%	15.24%[12]

Ratio of net expenses to average net assets	1.02%[13]	1.08%[13,14]

Ratio of gross expenses to average net assets[10]	1.03%	1.09%[14]

Ratio of net investment loss to average net assets[4]	(0.24)%	(0.52)%[14]

Portfolio turnover	59%	54%

Net assets end of period (000’s) omitted	$353,282	$397,061

57

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2018	2017[1]	2016[2]	2015	2014

Net Asset Value, Beginning of Year	$18.87	$17.61	$17.33	$18.54	$18.49

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.04)	(0.09)[5]	(0.03)[6]	(0.03)[7]	(0.02)[7]

Net realized and unrealized gain (loss) on investments	(0.81)	4.07	1.35	0.16	1.02

Total income (loss) from investment operations	(0.85)	3.98	1.32	0.13	1.00

Less Distributions to Shareholders from:

Net investment income	—	—	(0.01)	—	—

Net realized gain on investments	(2.54)	(2.72)	(1.03)	(1.34)	(0.95)

Total distributions to shareholders	(2.54)	(2.72)	(1.04)	(1.34)	(0.95)

Net Asset Value, End of Year	$15.48	$18.87	$17.61	$17.33	$18.54

Total Return[4,8]	(4.39)%	22.63%	7.53%	0.67%	5.34%

Ratio of net expenses to average net assets	0.97%[9]	1.03%[9]	1.03%[9]	1.02%[9]	1.03%[9]

Ratio of gross expenses to average net assets[10]	0.98%	1.04%	1.04%	1.03%	1.04%

Ratio of net investment loss to average net assets[4]	(0.19)%	(0.46)%	(0.16)%	(0.17)%	(0.12)%

Portfolio turnover	59%	54%	47%	47%	43%

Net assets end of year (000’s) omitted	$948,380	$1,171,466	$1,026,198	$1,283,161	$1,542,214

[1]	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.
[2]	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.14), $(0.11) and $(0.11) for Class N, Class I and Class Z, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.07) and $(0.04) for Class N and Class Z, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08) and $(0.04) for Class N and Class Z, respectively.
[8]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[9]	Includes reduction from broker recapture amounting to 0.01% for each fiscal year ended 2018, 2017, 2016, 2015 and 2014.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Commencement of operations was on February 27, 2017.
[12]	Not annualized.
[13]	Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended 2018 and 0.01% for the fiscal period ended 2017.
[14]	Annualized.

58

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017[1]	2016[2]	2015	2014

Net Asset Value, Beginning of Year	$16.99	$12.35	$12.65	$11.79	$11.98

Income (loss) from Investment Operations:

Net investment income[3,4]	0.18	0.08 [5]	0.04	0.05	0.11

Net realized and unrealized gain (loss) on investments	(4.35)	4.69	(0.11)	1.43	0.11

Total income (loss) from investment operations	(4.17)	4.77	(0.07)	1.48	0.22

Less Distributions to Shareholders from:

Net investment income	(0.10)	(0.06)	(0.07)	(0.17)	(0.14)

Net realized gain on investments	—	(0.07)	(0.16)	(0.45)	(0.27)

Total distributions to shareholders	(0.10)	(0.13)	(0.23)	(0.62)	(0.41)

Net Asset Value, End of Year	$12.72	$16.99	$12.35	$12.65	$11.79

Total Return[4]	(24.54)%[6]	38.63%[6]	(0.55)%[6]	12.51%[6]	1.89%

Ratio of net expenses to average net assets	1.23%	1.29%	1.30%	1.30%	1.30%

Ratio of gross expenses to average net assets[7]	1.23%	1.30%	1.39%	1.59%	4.47%

Ratio of net investment income to average net assets[4]	1.07%	0.53%	0.32%	0.37%	0.90%

Portfolio turnover	46%	48%	58%	95%	61%

Net assets end of year (000’s) omitted	$88,913	$238,935	$28,864	$337	$33

59

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,

Class I	2018	2017[8]

Net Asset Value, Beginning of Period	$17.08	$13.18

Income (loss) from Investment Operations:

Net investment income[3,4]	0.20	0.11 [5]

Net realized and unrealized gain (loss) on investments	(4.37)	3.94

Total income (loss) from investment operations	(4.17)	4.05

Less Distributions to Shareholders from:

Net investment income	(0.17)	(0.08)

Net realized gain on investments	—	(0.07)

Total distributions to shareholders	(0.17)	(0.15)

Net Asset Value, End of Period	$12.74	$17.08

Total Return[4]	(24.42)%[6]	30.72%[6,9]

Ratio of net expenses to average net assets	1.06%	1.09%[10]

Ratio of gross expenses to average net assets[7]	1.06%	1.10%[10]

Ratio of net investment income to average net assets[4]	1.24%	0.77%[10]

Portfolio turnover	46%	48%

Net assets end of period (000’s) omitted	$538,749	$182,528

60

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2018	2017[1]	2016[2]	2015	2014

Net Asset Value, Beginning of Year	$17.08	$12.41	$12.69	$11.82	$11.98

Income (loss) from Investment Operations:

Net investment income[3,4]	0.21	0.11 [5]	0.28	0.13	0.14

Net realized and unrealized gain (loss) on investments	(4.36)	4.71	(0.32)	1.38	0.12

Total income (loss) from investment operations	(4.15)	4.82	(0.04)	1.51	0.26

Less Distributions to Shareholders from:

Net investment income	(0.18)	(0.08)	(0.08)	(0.19)	(0.14)

Net realized gain on investments	—	(0.07)	(0.16)	(0.45)	(0.28)

Total distributions to shareholders	(0.18)	(0.15)	(0.24)	(0.64)	(0.42)

Net Asset Value, End of Year	$12.75	$17.08	$12.41	$12.69	$11.82

Total Return[4]	(24.29)%[6]	38.86%[6]	(0.29)%[6]	12.78%[6]	2.15%

Ratio of net expenses to average net assets	0.98%	1.04%	1.05%	1.05%	1.05%

Ratio of gross expenses to average net assets[7]	0.98%	1.05%	1.19%	1.30%	4.17%

Ratio of net investment income to average net assets[4]	1.32%	0.70%	2.23%	1.04%	1.13%

Portfolio turnover	46%	48%	58%	95%	61%

Net assets end of year (000’s) omitted	$372,085	$252,951	$99,533	$30,119	$3,045

[1]	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.

[2]	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment income would have been lower had certain expenses not been offset.

[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, $0.05 and $0.05 for Class N, Class I and Class Z, respectively.

[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Commencement of operations was on February 27, 2017.

[9]	Not annualized.

[10]	Annualized.

61

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class N	2018	2017[1]

Net Asset Value, Beginning of Period	$12.32	$10.94

Income (loss) from Investment Operations:

Net investment income[2,3]	0.08	0.03

Net realized and unrealized gain (loss) on investments	(2.34)	2.33

Total income (loss) from investment operations	(2.26)	2.36

Less Distributions to Shareholders from:

Net investment income	(0.01)	(0.15)

Net realized gain on investments	(0.56)	(0.83)

Total distributions to shareholders	(0.57)	(0.98)

Net Asset Value, End of Period	$9.49	$12.32

Total Return[3,4]	(18.30)%	21.72%[5]

Ratio of net expenses to average net assets	1.67%	1.65%[6]

Ratio of gross expenses to average net assets[7]	3.87%	5.02%[6]

Ratio of net investment income to average net assets[3]	0.68%	0.28%[6]

Portfolio turnover	84%	81%

Net assets end of period (000’s) omitted	$31	$43

62

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,

Class I	2018	2017	2016[8]

Net Asset Value, Beginning of Period	$12.35	$10.05	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.11	0.06	0.01

Net realized and unrealized gain (loss) on investments	(2.33)	3.23	0.04

Total income (loss) from investment operations	(2.22)	3.29	0.05

Less Distributions to Shareholders from:

Net investment income	(0.06)	(0.16)	—

Net realized gain on investments	(0.56)	(0.83)	—

Total distributions to shareholders	(0.62)	(0.99)	—

Net Asset Value, End of Period	$9.51	$12.35	$10.05

Total Return[3,4]	(17.90)%	32.85%	0.50%[5]

Ratio of net expenses to average net assets	1.27%	1.25%	1.34%[6]

Ratio of gross expenses to average net assets[7]	3.47%	4.59%	7.09%[6,9]

Ratio of net investment income to average net assets[3]	1.08%	0.53%	1.27%[6]

Portfolio turnover	84%	81%	0%[5]

Net assets end of period (000’s) omitted	$273	$13	$10

63

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,

Class Z	2018	2017	2016[8]

Net Asset Value, Beginning of Period	$12.35	$10.05	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.12	0.06	0.01

Net realized and unrealized gain (loss) on investments	(2.34)	3.23	0.04

Total income (loss) from investment operations	(2.22)	3.29	0.05

Less Distributions to Shareholders from:

Net investment income	(0.06)	(0.16)	—

Net realized gain on investments	(0.56)	(0.83)	—

Total distributions to shareholders	(0.62)	(0.99)	—

Net Asset Value, End of Period	$9.51	$12.35	$10.05

Total Return[3,4]	(17.90)%	32.85%	0.50%[5]

Ratio of net expenses to average net assets	1.27%	1.25%	1.34%[6]

Ratio of gross expenses to average net assets[7]	3.47%	4.59%	7.09%[6,9]

Ratio of net investment income to average net assets[3]	1.08%	0.53%	1.27%[6]

Portfolio turnover	84%	81%	0%[5]

Net assets end of period (000’s) omitted	$5,513	$6,850	$4,237

[1]	Commencement of operations was on February 27, 2017.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Not annualized.
[6]	Annualized.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Commencement of operations was on December 15, 2016.
[9]	Ratio does not reflect the annualization of audit, excise tax and organization expenses.

64

AMG TimesSquare Global Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,

Class N	2018[1]

Net Asset Value, Beginning of Period	$10.00

Loss from Investment Operations:

Net investment income[2,3]	0.00 [4]

Net realized and unrealized loss on investments	(2.05)

Total loss from investment operations	(2.05)

Net Asset Value, End of Period	$7.95

Total Return[3,5]	(20.50)%[6]

Ratio of net expenses to average net assets	1.25%[7]

Ratio of gross expenses to average net assets[8]	11.67%[7,9]

Ratio of net investment income to average net assets[3]	0.07%[7]

Portfolio turnover	22%[6]

Net assets end of period (000’s) omitted	$24

65

AMG TimesSquare Global Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,

Class I	2018[1]

Net Asset Value, Beginning of Period	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.02

Net realized and unrealized loss on investments	(2.06)

Total loss from investment operations	(2.04)

Net Asset Value, End of Period	$7.96

Total Return[3,5]	(20.40)%[6]

Ratio of net expenses to average net assets	1.00%[7]

Ratio of gross expenses to average net assets[8]	11.42%[7,9]

Ratio of net investment income to average net assets[3]	0.32%[7]

Portfolio turnover	22%[6]

Net assets end of period (000’s) omitted	$24

66

AMG TimesSquare Global Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,

Class Z	2018[1]

Net Asset Value, Beginning of Period	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.02

Net realized and unrealized loss on investments	(2.06)

Total loss from investment operations	(2.04)

Net Asset Value, End of Period	$7.96

Total Return[3,5]	(20.40)%[6]

Ratio of net expenses to average net assets	1.00%[7]

Ratio of gross expenses to average net assets[8]	11.42%[7,9]

Ratio of net investment income to average net assets[3]	0.32%[7]

Portfolio turnover	22%[6]

Net assets end of period (000’s) omitted	$1,443

[1]	Commencement of operations was on May 31, 2018.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Less than $0.005 or $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of period end.
[6]	Not annualized.
[7]	Annualized.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Ratio does not reflect the annualization of audit, registration and organization expenses.

67

Notes to Financial Statements December 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG TimesSquare Small Cap Growth Fund (“Small Cap”), AMG TimesSquare Mid Cap Growth Fund (“Mid Cap”), AMG TimesSquare International Small Cap Fund (“International Small Cap”), AMG TimesSquare Emerging Markets Small Cap Fund (“Emerging Markets Small Cap”) and AMG TimesSquare Global Small Cap Fund (“Global Small Cap”), each a “Fund” and collectively, the “Funds.” Global Small Cap’s commencement of operations was on May 31, 2018.

Each Fund offers different classes of shares. Small Cap, Mid Cap and International Small Cap offered Class I and Class S shares, which, effective February 27, 2017, were renamed to Class Z and Class N, respectively, and added Class I shares on February 27, 2017. Emerging Markets Small Cap offers Class N, which commenced operations on February 27, 2017, Class I and Class Z. Global Small Cap established Class N, Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Small Cap is closed to new investors. Please refer to a current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is

68

Notes to Financial Statements (continued)

assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap and Mid Cap had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended December 31, 2018, the impact on the expenses and expense ratios, if any, were as follows: Small Cap - $137,719 or 0.01% and Mid Cap - $106,435 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to a net operating loss offset by short term capital gains, tax equalization utilized, tax adjustments on passive foreign investment companies sold, foreign currency, investments in partnerships and foreign capital gain taxes paid. Temporary differences are due to differences between book and tax treatment of losses for excise tax purposes, non-deductible organizational expense, mark-to-market on passive foreign investment companies, wash sales and investments in partnerships.

The distributions disclosed on the Statements of Changes in Net Assets for the fiscal year ended December 31, 2017 were from the following sources:

Fund	Net Investment Income	Realized Gain on Investments

Small Cap

Class N	—	$31,523,286

Class I	—	200,825

Class Z	—	84,833,271

Total	—	$116,557,382

Mid Cap

Class N	—	$67,489,978

Class I	—	50,207,180

Class Z	—	150,362,115

Total	—	$268,059,273

International Small Cap

Class N	$815,277	$960,276

Class I	802,467	716,707

Class Z	1,184,908	1,025,654

Total	$2,802,652	$2,702,637

Emerging Markets Small Cap

Class N	$469	$2,663

Class I	161	829

Class Z	82,986	426,772

Total	$83,616	$430,264

69

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	Small Cap		Mid Cap		International Small Cap
Distributions paid from:	2018	2017	2018	2017	2018	2017

Ordinary income	—	—	—	—	$13,251,161	$2,802,652

Short-term capital gains	$50,862,715	$16,815,554	$15,731,092	$26,618,955	1,560	2,229,098

Long-term capital gains	154,854,120	99,741,828	225,779,560	241,440,318	1,422	473,539

	$205,716,835	$116,557,382	$241,510,652	$268,059,273	$13,254,143	$5,505,289

	Emerging Markets Small Cap		Global Small Cap
Distributions paid from:	2018	2017	2018

Ordinary income	$32,456	$83,616	—

Short-term capital gains	148,354	429,537	—

Long-term capital gains	176,054	724	—

	$356,864	$513,877	—

As of December 31, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	Mid Cap	International Small Cap	Emerging Markets Small Cap	Global Small Cap
Capital loss carryforward	—	—	$53,943,438	—	$47,316

Undistributed ordinary income	—	—	—	$4,246	5,598

Undistributed short-term capital gains	$634,566	$2,497,478	—	—	—

Undistributed long-term capital gains	19,691,845	54,946,749	—	—	—

Late-year loss deferral	—	—	726,111	129,113	—

At December 31, 2018, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Small Cap	$811,699,477	$196,511,948	$(84,985,272)	$111,526,676

Mid Cap	1,290,182,733	473,792,275	(81,352,928)	392,439,347

International Small Cap	1,317,605,941	28,253,803	(267,508,634)	(239,254,831)

Emerging Markets Small Cap	6,157,907	428,562	(738,429)	(309,867)

Global Small Cap	1,873,325	29,134	(366,846)	(337,712)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2018, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

70

Notes to Financial Statements (continued)

	Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term	Total
International Small Cap	$53,943,438	—	$53,943,438

Global Small Cap	47,316	—	47,316

As of December 31, 2018, Small Cap, Mid Cap and Emerging Markets Small Cap had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should these Funds incur net capital losses for the fiscal year ended December 31, 2019, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. International Small Cap and Emerging Markets Small Cap will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. Effective March 1, 2019, International Small Cap and Emerging Markets Small Cap will eliminate this redemption fee. For the fiscal years ended December 31, 2018 and December 31, 2017, International Small Cap had redemption fees amounting to $31,607 and $31,001, respectively. This amount is netted against the cost of shares repurchased in the Statements of Changes in Net Assets. For the fiscal years ended December 31, 2018 and December 31, 2017, Emerging Markets Small Cap received no redemption fees.

For the fiscal years ended December 31, 2018 and December 31, 2017, the capital stock transactions by class for the Funds were as follows:

	Small Cap				Mid Cap

	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	2,278,489	$37,954,017	2,100,733	$35,399,570	2,938,545	$57,001,969	4,524,948	$85,060,323

Reinvestment of distributions	1,881,132	22,592,397	1,860,927	31,505,486	3,678,178	54,584,164	3,664,641	67,392,743

Cost of shares repurchased	(14,821,426)	(276,949,908)	(5,329,379)	(89,150,480)	(9,796,510)	(189,037,464)	(27,228,871)	(525,934,480)

Net decrease	(10,661,805)	$(216,403,494)	(1,367,719)	$(22,245,424)	(3,179,787)	$(77,451,331)	(19,039,282)	$(373,481,414)

Class I:[1]

Proceeds from sale of shares	12,215,231	$236,371,079	141,478	$2,358,523	2,627,656	$51,843,944	19,656,182	$391,313,696

Reinvestment of distributions	3,313,927	41,192,112	11,582	200,824	3,279,225	50,204,932	2,655,722	50,060,362

Cost of shares repurchased	(1,807,940)	(34,043,653)	(33,824)	(568,937)	(4,110,512)	(80,204,493)	(1,263,239)	(25,729,820)

Net increase	13,721,218	$243,519,538	119,236	$1,990,410	1,796,369	$21,844,383	21,048,665	$415,644,238

Class Z:

Proceeds from sale of shares	6,215,745	$115,825,411	4,491,656	$78,174,796	6,703,868	$131,359,121	10,842,602	$208,108,076

Reinvestment of distributions	11,110,885	138,219,411	4,770,251	82,811,556	8,626,217	132,153,651	7,557,327	142,531,187

Cost of shares repurchased	(19,734,046)	(375,371,757)	(7,651,186)	(133,347,123)	(16,137,227)	(316,959,492)	(14,614,684)	(282,163,190)

Net increase (decrease)	(2,407,416)	$(121,326,935)	1,610,721	$27,639,229	(807,142)	$(53,446,720)	3,785,245	$68,476,073

[1]	Commencement of operations was February 27, 2017.

71

Notes to Financial Statements (continued)

	International Small Cap				Emerging Markets Small Cap
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:[1]

Proceeds from sale of shares	13,215,047	$229,715,261	14,670,035	$228,428,706	819	$10,000	3,212	$37,517

Reinvestment of distributions	56,036	703,248	104,871	1,775,464	190	1,784	257	3,131

Cost of shares repurchased	(20,349,501)	(342,064,979)	(3,044,725)	(48,697,102)	(1,193)	(15,088)	—	—

Net increase (decrease)	(7,078,418)	$(111,646,470)	11,730,181	$181,507,068	(184)	$(3,304)	3,469	$40,648

Class I:[2]

Proceeds from sale of shares	59,562,508	$993,359,939	14,921,923	$239,684,216	27,185	$276,600	—	—

Reinvestment of distributions	571,855	7,188,226	82,263	1,400,122	1,783	16,735	81	$991

Cost of shares repurchased	(28,545,219)	(410,794,970)	(4,314,909)	(72,313,277)	(1,322)	(16,785)	—	—

Net increase	31,589,144	$589,753,195	10,689,277	$168,771,061	27,646	$276,550	81	$991

Class Z:

Proceeds from sale of shares	17,118,214	$264,640,702	8,896,377	$144,554,627	2,959	$36,955	93,198	$1,043,026

Reinvestment of distributions	401,691	5,053,270	129,591	2,205,735	35,212	330,282	39,991	488,292

Cost of shares repurchased	(3,137,752)	(50,327,416)	(2,239,940)	(30,154,981)	(13,002)	(151,221)	—	—

Net increase	14,382,153	$219,366,556	6,786,028	$116,605,381	25,169	$216,016	133,189	$1,531,318

[1]	Commencement of operations of Emerging Markets Small Cap Class N was February 27, 2017.
[2]	Commencement of operations of International Small Cap Class I was February 27, 2017.

	Global Small Cap

	December 31, 2018
	Shares	Amount

Class N:[1]

Proceeds from sale of shares	3,000	$30,000

Class I:[1]

Proceeds from sale of shares	3,000	$30,000

Class Z:[1]

Proceeds from sale of shares	181,250	$1,812,439

Cost of shares repurchased	(10)	(101)

Net increase	181,240	$1,812,338

[1]	Commencement of operations was on May 31, 2018.

At December 31, 2018, certain shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: Emerging Markets Small Cap - four own 78%; Global Small Cap - four, including one affiliate, own 84%. Transactions by these shareholders may have a material impact on the Funds.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the

72

Notes to Financial Statements (continued)

seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2018, the market value of Repurchase Agreements outstanding for Small Cap, Mid Cap, International Small Cap and Global Small Cap were $43,212,664, $7,470,572, $65,689,282, and $31,443 respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. ORGANIZATIONAL AND OFFERING COSTS

The Investment Manager paid organizational and offering costs on behalf of Global Small Cap in the amount of $62,010, which will be repaid by the Fund for the full amount thereof. Organization and offering costs in the amount of $8,149 and $31,726, respectively, were expensed during the period ended December 31, 2018. Offering costs of $53,861 were deferred and are being amortized on the straight-line method over a period of one year from the commencement of operations. The amount of organizational and offering costs owed by Global Small Cap to the Investment Manager is reflected as Payable to Affiliate on the Statement of Assets and Liabilities.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. Effective January 1, 2018, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	0.79%

Mid Cap	0.79%

International Small Cap	0.75%

Emerging Markets Small Cap	0.95%

Global Small Cap	0.70%

Prior to January 1, 2018, the annual rate for the investment management fees was 0.85% and 0.85% of Small Cap and Mid Cap’s average daily net assets, respectively.

The Investment Manager has contractually agreed, through at least May 1, 2019 for Small Cap, Mid Cap, International Small Cap and Emerging Markets Small Cap and through at least May 1, 2020 for Global Small Cap, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 0.99%, 1.13%, 1.05%, 1.25% and 1.00% of Small Cap, Mid Cap, International Small Cap, Emerging Markets Small Cap and Global Small Cap’s average daily net assets, respectively, subject to later reimbursement by the Funds in certain circumstances. Prior to January 1, 2018, the class specific contractual expense limitation was 1.05%, 1.20% and 1.25% of the average daily net assets of Small Cap attributable to the Class Z, Class I and Class N shares, respectively, and 1.19%, 1.34% and 1.39% of the average daily net assets of Mid Cap attributable to Class Z, Class I and Class N shares, respectively.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause a Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2018, the Funds’ expiration of recoupment is as follows:

Expiration Period	Emerging Markets Small Cap	Global Small Cap

Less than 1 year	$33,065	—

Within 2 years	188,695	—

Within 3 years	140,393	$148,223

Total Amount Subject to Recoupment	$362,153	$148,223

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan

73

Notes to Financial Statements (continued)

Distribution Services, Inc., with respect to short-term cash investments Mid Cap has made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares and JPMorgan U.S. Government Money Market Fund. For the fiscal year ended December 31, 2018, the investment management fee for Mid Cap was reduced by $1,567 or less than 0.01%.

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

Effective July 1, 2017, the Investment Manager contractually agreed, through June 30, 2018, to waive 0.01% of International Small Cap’s administration fee. For the fiscal year ended December 31, 2018, the administration fee for International Small Cap was reduced by $50,339 or less than 0.01%. This waiver was discontinued on June 30, 2018.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of Emerging Markets Small Cap and Global Small Cap, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Funds may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Funds’ Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Funds’ average daily net assets attributable to the Class N shares.

For Class N shares and effective February 27, 2017 for Class I shares of each Fund, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred.

Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2018, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Small Cap

Class N	0.20%	0.13%

Class I	0.10%	0.04%

Mid Cap

Class N	0.20%	0.20%

Class I	0.10%	0.05%

International Small Cap

Class N	0.25%	0.25%

Class I	0.10%	0.08%

Emerging Markets Small Cap

Class N	0.15%	0.15%

Class I	0.15%	—

Global Small Cap

Class N	0.15%	—

Class I	0.15%	—

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2018, Small Cap lent a maximum of $14,458,953 for four days earning interest of $2,510 and International Small Cap lent a maximum of $5,032,190 for two days earning interest of $722. The interest income amount is included in the Statement of Operations as interest income. For the fiscal year ended December 31, 2018, Small Cap borrowed a maximum of $19,580,529 for one day paying interest of $1,599; Mid Cap borrowed a maximum of $38,074,584 for one day paying interest of $3,255; and International Small Cap borrowed a maximum of $24,975,499 for eleven days paying interest of $8,993. The interest amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2018, International Small Cap had an interfund loan of $24,975,499 outstanding.

74

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2018, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Small Cap	$724,281,922	$998,351,970

Mid Cap	1,196,295,930	1,555,159,782

International Small Cap	1,233,894,043	494,787,715

Emerging Markets Small Cap	5,620,652	5,365,238

Global Small Cap	2,232,420	385,582

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2018.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and, effective October 1, 2018, may also be accepted in U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash and securities collateral received at December 31, 2018, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Small Cap	$160,063,481	$43,212,664	$118,836,863	$162,049,527

Mid Cap	217,300,598	7,470,572	211,947,797	219,418,369

International Small Cap	64,399,325	65,689,282	3,338,710	69,027,992

Global Small Cap	80,571	31,443	50,948	82,391

The following table summarizes the securities received as collateral for securities lending:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Small Cap	U.S. Treasury Obligations	0.000%-8.750%	01/10/19-08/15/47

Mid Cap	U.S. Treasury Obligations	0.000%-8.750%	01/15/19-02/15/48

International Small Cap	U.S. Treasury Obligations	0.000%-8.750%	02/28/19-11/15/44

Global Small Cap	U.S. Treasury Obligations	0.000%-8.750%	01/17/19-08/15/47

5. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

75

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2018:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount

Small Cap

Bank of Nova Scotia	$2,153,216	$2,153,216	—	—

Cantor Fitzgerald Securities, Inc.	10,264,862	10,264,862	—	—

Daiwa Capital Markets America	10,264,862	10,264,862	—	—

RBC Dominion Securities, Inc.	10,264,862	10,264,862	—	—

State of Wisconsin Investment Board	10,264,862	10,264,862	—	—

Totals	$43,212,664	$43,212,664	—	—

Mid Cap

Bank of Nova Scotia	$372,196	$372,196	—	—

Cantor Fitzgerald Securities, Inc.	1,774,594	1,774,594	—	—

Daiwa Capital Markets America	1,774,594	1,774,594	—	—

Nomura Securities International, Inc.	1,774,594	1,774,594	—	—

RBC Dominion Securities, Inc.	1,774,594	1,774,594	—	—

Totals	$7,470,572	$7,470,572	—	—

International Small Cap

Cantor Fitzgerald Securities, Inc.	$5,084,887	$5,084,887	—	—

NBC Global Finance, Ltd.	45,000,000	45,000,000	—	—

State of Wisconsin Investment Board	15,604,395	15,604,395	—	—

Totals	$65,689,282	$65,689,282	—	—

Global Small Cap

Citigroup Global Markets, Inc.	$31,443	$31,443	—	—

8. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. The Funds have early adopted these changes and there was no significant impact on the financial statements and accompanying notes.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. The Funds have adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

76

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG TIMESSQUARE SMALL CAP GROWTH FUND, AMG TIMESSQUARE MID CAP GROWTH FUND, AMG TIMESSQUARE INTERNATIONAL SMALL CAP FUND, AMG TIMESSQUARE EMERGING MARKETS SMALL CAP FUND, AND AMG TIMESSQUARE GLOBAL SMALL CAP FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund, and AMG TimesSquare Global Small Cap Fund (five of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the periods listed in the table below, the statements of changes in net assets for each of the periods listed in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the periods listed in the table below, the changes in each of their net assets for each of the periods listed in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of operations	Statements of changes in net assets
AMG TimesSquare Small Cap Growth Fund	Year ended December 31, 2018	Each of the two years in the period ended December 31, 2018
AMG TimesSquare Mid Cap Growth Fund	Year ended December 31, 2018	Each of the two years in the period ended December 31, 2018
AMG TimesSquare International Small Cap Fund	Year ended December 31, 2018	Each of the two years in the period ended December 31, 2018
AMG TimesSquare Emerging Markets Small Cap Fund	Year ended December 31, 2018	Each of the two years in the period ended December 31, 2018
AMG TimesSquare Global Small Cap Fund	Period May 31, 2018 (commencement of operations) through December 31, 2018	Period May 31, 2018 (commencement of operations) through December 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the

77

Report of Independent Registered Public Accounting Firm

custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2019

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

78

Other Information

TAX INFORMATION

The AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its taxable period ended December 31, 2018:

AMG TimesSquare International Small Cap Fund

▶The total amount of taxes paid and income sourced from foreign countries was $1,811,503 and $25,986,102, respectively.

AMG TimesSquare Emerging Markets Small Cap Fund

▶The total amount of taxes paid and income sourced from foreign countries was $34,105 and $164,314, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund each hereby designates as a capital gain distribution with respect to the taxable period ended December 31, 2018, $172,627,843, $225,779,560, $1,422, $176,054 and $0, respectively, or, if subsequently determined to be different, the net capital gains of such period.

79

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 55 Funds in Fund Complex	Bruce B. Bingham, 70 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).
• Trustee since 1999 • Oversees 55 Funds in Fund Complex

Edward J. Kaier, 73

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Kurt A. Keilhacker, 55

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 55 Funds in Fund Complex

Steven J. Paggioli, 68

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 55 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).
• Independent Chairman • Trustee since 2000 • Oversees 58 Funds in Fund Complex

Eric Rakowski, 60

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Victoria L. Sassine, 53

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 • Oversees 55 Funds in Fund Complex

Thomas R. Schneeweis, 71

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

80

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 58 Funds in Fund Complex

Christine C. Carsman, 66

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc.(2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer,AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 52

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 48

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 33

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

81

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

TimesSquare Capital Management, LLC

7 Times Square

42nd Floor

New York, NY 10036

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	85

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	123118 AR012

ANNUAL REPORT

AMG Funds

December 31, 2018

AMG Yacktman Fund
Class I: YACKX

AMG Yacktman Focused Fund
Class N: YAFFX | Class I: YAFIX

AMG Yacktman Focused Fund - Security Selection Only
Class N: YFSNX | Class I: YFSIX

AMG Yacktman Special Opportunities Fund
Class I: YASSX | Class Z: YASLX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-548-4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	123118 AR071

AMG Funds Annual Report — December 31, 2018

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Yacktman Fund	4

AMG Yacktman Focused Fund	13

AMG Yacktman Focused Fund - Security Selection Only	22

AMG Yacktman Special Opportunities Fund	29

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	40

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	42

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	43

Detail of changes in assets for the past two fiscal years

Financial Highlights	45

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	52

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	60

OTHER INFORMATION	62

TRUSTEES AND OFFICERS	63

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

It was a difficult year for financial markets in 2018. Strong domestic economic growth fueled equity returns for the majority of the year, but a pullback in the fourth quarter reversed returns, leaving indices across market caps firmly in negative territory. Investors were driven by signs of deceleration in growth across the globe combined with political uncertainty and tighter monetary policy. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned +9.9% in the first three quarters of the year before a period of heightened volatility resulted in a fourth quarter return of -13.5% and a -4.4% return for the full fiscal year.

In 2018, there was wide performance dispersion across the eleven economic sectors of the S&P 500® Index. Despite a weak fourth quarter, health care, utilities, information technology, and consumer discretionary sectors ended the year on a positive note with returns of +6.4%, +4.1%, +3.4% and +1.9%, respectively. Corporate earnings are expected to continue growing at double digits for the fifth consecutive quarter. According to FactSet, fourth quarter earnings growth for S&P 500® companies is +10.9% (as of January 25, 2019). Growth stocks outperformed value for the first three quarters of the year until the fourth quarter’s risk off environment reversed the trend. Full year returns for the Russell 1000® Growth and Russell 1000® Value Indexes were -1.5% and -8.3%, respectively.

Despite skittish investor sentiment, the U.S. economy continued to show signs of growth, albeit at a slower pace with third quarter GDP growth ringing in at 3.4%. The Federal Reserve raised short-term interest rates four times over the course of the year to end the year at a target rate of 2.25%–2.50%. Higher interest rates eroded the performance of bonds in the first three quarters of the year and a risk off fourth quarter resulted in mixed results. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the year where it began with a 0.0% return for 2018. The yield on the 10-year U.S. Treasury note crossed above 3% at the end of September but fell dramatically as investors sought to insulate themselves from market volatility. During the past year, the short end of the yield curve has risen faster than the longer end, resulting in the 2–10 year Treasury spread of 0.21%. As expected, high yield bonds held up in the rising interest rate environment but struggled in the fourth quarter as investors removed risk from their portfolios. As a result, spreads between investment grade and high yield corporate debt climbed past 300 bps. In 2018, the Bloomberg Barclays U.S. Aggregate Credit Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index returned -2.1% and -2.1%, respectively.

Economic conditions outside the U.S. started the year with strong growth indicators but finished with signs of deceleration. At the European Central Bank’s most recent monetary policy meeting, the governing council issued guidance that quantitative easing measures would continue and interest rates would remain at their present levels through summer of 2019. This is a departure from guidance earlier in the year which indicated the asset repurchase program would come to an end in December 2018 and rates would rise in 2019. The Bank of England increased its target rate in August for the first time since 2009, but deceleration in growth and increased downside risks, including a disorderly Brexit, have halted discussion of additional hikes in the near future.

International equities and emerging markets demonstrated significantly weaker returns, with the MSCI EAFE and MSCI Emerging Markets Index returning -13.8% and -14.6%, respectively, in the 12 months ending December 31, 2018. In a recent speech at the Hudson Institute, Vice President Mike Pence acknowledged China’s aggressive actions toward the United States and highlighted a dramatic shift in U.S foreign policy with China: “We seek a relationship grounded in fairness, reciprocity and respect for sovereignty, and we have taken strong and swift action to achieve that goal.” This new tone combined with two rounds of new U.S. tariffs for Chinese imports and signs of a slowing economy acted as a drag on the largest economy within the MSCI Emerging Markets Index. Concurrently, the U.S. Dollar strengthened against most major global currencies, particularly in emerging markets, where those with large current account deficits faced significant pressure, adding to the drag on performance for emerging markets.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2018*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500® Index)	(4.38)%	9.26%	8.49%

Small Caps	(Russell 2000® Index)	(11.01)%	7.36%	4.41%

International	(MSCI All Country World Index ex USA)	(14.20)%	4.48%	0.68%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	0.01%	2.06%	2.52%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	(2.08)%	7.23%	3.83%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	1.28%	2.30%	3.82%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	1.92%	1.18%	0.78%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*
AMG Yacktman Fund

Based on Actual Fund Return

Class I	0.70%	$1,000	$998	$3.55

Based on Hypothetical 5% Annual Return

Class I	0.70%	$1,000	$1,022	$3.59
AMG Yacktman Focused Fund

Based on Actual Fund Return

Class N	1.23%	$1,000	$994	$6.18

Class I	1.04%	$1,000	$995	$5.23

Based on Hypothetical 5% Annual Return

Class N	1.23%	$1,000	$1,019	$6.26

Class I	1.04%	$1,000	$1,020	$5.30
AMG Yacktman Focused Fund - Security Selection Only

Based on Actual Fund Return

Class N	1.08%	$1,000	$979	$5.39

Class I	1.08%	$1,000	$979	$5.39

Based on Hypothetical 5% Annual Return

Class N	1.08%	$1,000	$1,020	$5.50

Class I	1.08%	$1,000	$1,020	$5.50

Six Months Ended December 31, 2018	Expense Ratio for the Period		Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*
AMG Yacktman Special Opportunities Fund

Based on Actual Fund Return

Class I	1.70	%†	$1,000	$901	$8.15

Class Z	1.60	%†	$1,000	$902	$7.67

Based on Hypothetical 5% Annual Return

Class I	1.70	%†	$1,000	$1,017	$8.64

Class Z	1.60	%†	$1,000	$1,017	$8.13

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

†	Includes a performance adjustment amounting to (0.04)% of average daily net assets.

3

AMG Yacktman Fund Portfolio Manager’s Comments (unaudited)

In 2018, the AMG Yacktman Fund (the “Fund”) was up 2.69% compared to the S&P 500® Index which declined by -4.38%. The Russell 1000® Value Index, which we are introducing as a secondary benchmark for the Fund given our value approach, dropped -8.27% for the year. Down years like 2018 serve to reconfirm the value of our approach, which focuses on the risk and reward of individual securities, rather than owning an extremely diverse basket of companies or an index fund.

Our goal is to provide solid risk-adjusted returns over a full market cycle. To achieve these results, we take a flexible approach to managing the Fund and are willing to hold excess cash if we cannot find investments that can help us achieve our goal. Last year, cash was one of the best returning asset classes and a necessary tool to manage risk. We don’t use cash to make a market call and are willing to purchase securities based on their individual merits, regardless of overall market valuations.

Average Annual Returns (%) (as of 12/31/2018)

	QTD	YTD	1 Yr	3 Yr	5 Yr	10 Yr	15 Yr	20 Yr

YACKX (Class I)	-3.80	2.69	2.69	10.52	7.24	14.55	9.19	9.60

S&P 500® Index	-13.52	-4.38	-4.38	9.26	8.49	13.12	7.77	5.62

Russell 1000® Value Index[1]	-11.72	-8.27	-8.27	6.95	5.95	11.18	7.04	6.16

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

While we are pleased with the short-term returns, what really matter are the long-term results. In the last 20 years, the Fund has compounded at +9.6% annually compared to the S&P 500® Index’s +5.62% return. We achieved this outperformance with a keen eye on risk, while at times carrying excess cash at levels that are similar to today’s level. Although many investors have given up on active management to purchase index funds because they believe they have been told that it is nearly impossible for a manager to outperform over long periods, we believe our record refutes an all-passive approach.

Top Contributors	Top Detractors

21st Century Fox (Fox)	Samsung Electronics Preferred (Samsung)
Cisco Systems, Inc. (Cisco)	Bolloré SA (Bolloré)
Microsoft Corporation (Microsoft)	State Street Corp. (State Street)

Contributors

Fox’s voting and nonvoting shares returned approximately +40% last year, largely a result of a bidding war for key Fox assets, which was ultimately won by Disney. If all goes well, the remaining global antitrust approvals will be attained shortly and the deal will close in the next few months. We have owned shares in Fox and its predecessor company News Corporation for more than ten years, and are pleased to see the value we recognized in the business be better realized in recent years.

In the last decade, the stock returns of companies with significant exposure to the cable bundle have had very different outcomes depending on the importance of the content they provided. We think understanding the attributes and valuations of individual securities is vital in today’s world where disruption occurs faster and more violently than ever before.

Cisco and Microsoft both contributed solidly to last year’s results. Microsoft produced robust growth as its web services business grew dramatically. Cisco’s move toward more recurring revenues from software and services was rewarded by substantial price appreciation in 2018.

Detractors – Companies Domiciled outside the United States

Markets outside of the United States generally declined much more significantly last year than the S&P 500® Index. In recent years as true bargains in the United States became scarce, we utilized the Fund’s flexibility to take positions in some non-U.S. companies. We used a similar approach in 2002, which helped us deliver strong positive returns that year while the S&P 500® Index declined -22%.

Samsung’s shares retreated due to stronger evidence of short-term weakness in the memory semiconductor businesses as well as a weak Korean stock market. Historically, the memory business (DRAM and NAND) has been brutally cyclical even though the overall trend has been one of substantial growth. While the cyclicality hasn’t been eliminated, we think the current down cycle should be much more benign and shorter in duration for DRAM, as today only three vendors control more than 90% of the market and all are cutting back on capacity additions.

Over time, we see strong growth in the industry as many of the advances in technology like 5G, artificial intelligence, internet of things, autonomous driving, and virtual reality, among other applications, should require huge amounts of memory semiconductors. While gains are expected to be weaker in 2019, the stock trades at less than three times our expectation for this year’s earnings after subtracting the excess cash, securities, and hidden assets not required to produce the profits.

4

AMG Yacktman Fund Portfolio Manager’s Comments (continued)

We think Bolloré, based in France, is an incredibly inexpensive and misunderstood stock. Much of the current valuation is accounted for by its 28% stake in Vivendi, whose main value comes from its ownership of Universal Music Group, based in California. In addition, Bolloré has a highly profitable port and infrastructure business. The French domicile is also a big positive over time because French corporate tax law typically imposes only a modest tax on long-term corporate assets sold, which has allowed Bolloré to buy and sell businesses in a much more efficient manner than its U.S. counterparts.

State Street fell in 2018 based on general weakness in the financial sector and due to the announcement of an unpopular acquisition. We like State Street’s valuation and market position and think management is taking the correct steps to control its cost structure through the weaker environment.

Conclusion

Last year was the first year since 2008 that the S&P 500® Index declined. In the last decade, passive has been favored over active management. Many have neglected to note that, while passive may manage cost and deliver the overall market return, purchasing an index at an expensive valuation could deliver significant risk and poor reward. We are pleased that we delivered substantial outperformance last year and will continue to work hard for fund holders while managing the AMG Yacktman Fund.

This commentary reflects the viewpoints of the portfolio manager, Yacktman Asset Management LP, as of December 31, 2018 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

5

AMG Yacktman Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Fund’s Class I shares on December 31, 2008, to a $10,000 investment made in the S&P 500® Index and the Russell 1000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Fund, the S&P 500® Index and the Russell 1000® Value Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years

AMG Yacktman Fund[2,3,4,5,6,7,8,9,10,11]
Class I	2.69%	7.24%	14.55%
S&P 500® Index[12]	(4.38%)	8.49%	13.12%

Russell 1000® Value Index[13]	(8.27%)	5.95%	11.18%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2] From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4] High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[5] Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6] The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[7] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[8] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[9] Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

11  A short-term redemption fee of 2% will be charged on shares held for less than 60 days. Effective

6

AMG Yacktman Fund Portfolio Manager’s Comments (continued)

March 1, 2019, the Fund will eliminate this redemption fee.

[12] The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[13] The Russell 1000® Value Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

The Russell 1000® Value Index is a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG Yacktman Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Consumer Staples	23.3

Information Technology	19.6

Communication Services	9.3

Health Care	6.8

Financials	6.2

Industrials	3.3

Energy	2.3

Short-Term Investments	27.7

Other Assets Less Liabilities	1.5

TOP TEN HOLDINGS

Security Name	% of Net Assets

Samsung Electronics Co., Ltd., 4.520% (South Korea)	8.6

The Procter & Gamble Co.	7.4

Twenty-First Century Fox, Inc., Class B	5.4

PepsiCo, Inc.	4.7

The Coca-Cola Co.	4.7

Oracle Corp.	4.6

Johnson & Johnson	4.5

Twenty-First Century Fox, Inc., Class A	3.2

Microsoft Corp.	2.9

Bollore SA (France)	2.7

Top Ten as a Group	48.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG Yacktman Fund Fund Snapshots (continued) For the six months ended December 31, 2018

            NEW EQUITY POSITIONS

New Purchases	Current Shares Held

Bollore SA, non-voting shares	202,717

NEW CORPORATE BOND & NOTE POSITIONS

New Purchases	Current Principal Held

Weatherford International LLC 9.875%, 03/01/25	10,215,000

Weatherford International, Ltd. 9.875%, 02/15/24	6,300,000

        EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held

Aggreko PLC	39,260	3,767,488

Bollore SA	10,993,739	47,650,284

The Goldman Sachs Group, Inc.	80,000	210,000

Infosys, Ltd., Sponsored ADR	2,800,000	5,600,000

KT&G Corp.	108,818	1,200,956

State Street Corp.	450,000	1,350,000

Samsung Electronics Co., Ltd., 4.520%	9,672,531	21,262,980

Sales	Net Shares Sold	Current Shares Held

Anthem, Inc.	100,000	600,000

Cisco Systems, Inc.	500,000	3,000,000

The Coca-Cola Co.	900,000	7,100,000

Johnson & Johnson	400,000	2,500,000

Microsoft Corp.	300,000	2,000,000

Oracle Corp.	600,000	7,300,000

PepsiCo, Inc.	400,000	3,050,000

The Procter & Gamble Co.	2,100,000	5,700,000

Sysco Corp.	200,000	2,000,000

Twenty-First Century Fox, Inc., Class A	750,000	4,750,000

9

AMG Yacktman Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value

Common Stocks - 60.9%

Communication Services - 9.3%

Comcast Corp., Class A	1,500,000	$51,075,000

Twenty-First Century Fox, Inc., Class A	4,750,000	228,570,000

Twenty-First Century Fox, Inc., Class B	8,050,000	384,629,000

Total Communication Services		664,274,000

Consumer Staples - 22.0%

Avon Products, Inc. (United Kingdom)*	10,100,000	15,352,000

The Coca-Cola Co.	7,100,000	336,185,000

Colgate-Palmolive Co.	1,100,000	65,472,000

Hengan International Group Co., Ltd. (China)[1]	6,935,400	50,353,567

KT&G Corp. (South Korea)*	1,200,956	109,342,962

PepsiCo, Inc.	3,050,000	336,964,000

The Procter & Gamble Co.	5,700,000	523,944,000

Sysco Corp.	2,000,000	125,320,000

Total Consumer Staples		1,562,933,529

Energy - 2.3%

ConocoPhillips	1,100,000	68,585,000

Exxon Mobil Corp.	1,400,000	95,466,000

Total Energy		164,051,000

Financials - 6.2%

The Bank of New York Mellon Corp. [1]	2,300,000	108,261,000

The Goldman Sachs Group, Inc.	210,000	35,080,500

State Street Corp.	1,350,000	85,144,500

U.S. Bancorp	3,000,000	137,100,000

Wells Fargo & Co.	1,600,000	73,728,000

Total Financials		439,314,000

Health Care - 6.8%

Anthem, Inc.	600,000	157,578,000

Johnson & Johnson	2,500,000	322,625,000

Total Health Care		480,203,000

Industrials - 3.2%

Aggreko PLC (United Kingdom)	3,767,488	35,127,926

Bollore SA (France)	47,650,284	191,042,430

Bollore SA, non-voting shares (France)*	202,717	796,663

Total Industrials		226,967,019

Information Technology - 11.1%

Cisco Systems, Inc.	3,000,000	129,990,000

Cognizant Technology Solutions Corp., Class A	630,000	39,992,400

Corning, Inc.	1,100,000	33,231,000

Infosys, Ltd., Sponsored ADR (India)[1]	5,600,000	53,312,000

Microsoft Corp.	2,000,000	203,140,000

	Shares	Value

Oracle Corp.	7,300,000	$329,595,000

Total Information Technology		789,260,400

Total Common Stocks (Cost $2,775,276,506)		4,327,002,948
	Principal Amount
Corporate Bonds and Notes - 1.4%

Consumer Staples - 1.3%

Avon Products, Inc. (United Kingdom) 6.600%, 03/15/20[1,2]	$10,000,000	9,950,000

7.000%, 03/15/23[1,2]	81,630,000	69,181,425

8.950%, 03/15/43[1,2]	15,485,000	12,000,875

Total Consumer Staples		91,132,300

Industrials - 0.1%

Weatherford International LLC 9.875%, 03/01/25[3]	10,215,000	6,205,612

Weatherford International, Ltd. 9.875%, 02/15/24[1]	6,300,000	3,843,000

Total Industrials		10,048,612

Total Corporate Bonds and Notes (Cost $91,574,938)		101,180,912

	Shares
Preferred Stock - 8.5%

Information Technology - 8.5%

Samsung Electronics Co., Ltd., 4.520% (South Korea) (Cost $543,025,213)	21,262,980	607,561,217

	Principal Amount
Short-Term Investments - 27.7%

Joint Repurchase Agreements - 0.7%[4]

Cantor Fitzgerald Securities, Inc., dated 12/31/18, due 01/02/19, 3.350% total to be received $10,970,958 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 10.000%, 01/25/19 - 10/20/68, totaling $11,188,295)	$10,968,917	10,968,917

Daiwa Capital Markets America, dated 12/31/18, due 01/02/19, 3.050% total to be received $10,970,776 (collateralized by various U.S. Government Agency Obligations, 2.000% - 6.500%, 01/25/19 - 02/01/49, totaling $11,188,295)	10,968,917	10,968,917

Mizuho Securities USA, LLC, dated 12/31/18, due 01/02/19, 2.920% total to be received $2,300,059 (collateralized by various U.S. Government Agency Obligations, 1.875% - 2.625%, 02/29/24 - 09/09/49, totaling $2,345,680)	2,299,686	2,299,686

The accompanying notes are an integral part of these financial statements.
10

AMG Yacktman Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Joint Repurchase Agreements - 0.7%[4] (continued)

RBC Dominion Securities, Inc., dated 12/31/18, due 01/02/19, 3.020% total to be received $10,970,757 (collateralized by various U.S. Government Agency Obligations, 3.000% - 7.000%, 10/01/25 - 10/20/48, totaling $11,188,295)	$10,968,917	$10,968,917

State of Wisconsin Investment Board, dated 12/31/18, due 01/02/19, 3.370% total to be received $10,970,971 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 07/15/20 - 02/15/47, totaling $11,188,470)	10,968,917	10,968,917

Total Joint Repurchase Agreements		46,175,354

	Shares	Value

Other Investment Companies - 27.0%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[5]	593,344,185	$593,344,185

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%[5]	1,330,116,909	1,330,116,909

Total Other Investment Companies		1,923,461,094

Total Short-Term Investments (Cost $1,969,636,448)		1,969,636,448

Total Investments - 98.5% (Cost $5,379,513,105)		7,005,381,525

Other Assets, less Liabilities - 1.5%		105,599,470

Net Assets - 100.0%		$7,110,980,995

*	Non-income producing security.
[1]

Some or all of these securities, amounting to $101,615,864 or 1.4% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[3]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2018, the value of these securities amounted to $6,205,612 or 0.1% of net assets.

[4]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[5]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

 ADR   American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
11

AMG Yacktman Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Consumer Staples	$1,403,237,000	$159,696,529	—	$1,562,933,529

Information Technology	789,260,400	—	—	789,260,400

Communication Services	664,274,000	—	—	664,274,000

Health Care	480,203,000	—	—	480,203,000

Financials	439,314,000	—	—	439,314,000

Industrials	796,663	226,170,356	—	226,967,019

Energy	164,051,000	—	—	164,051,000

Corporate Bonds and Notes†	—	101,180,912	—	101,180,912

Preferred Stock††	—	607,561,217	—	607,561,217

Short-Term Investments

Joint Repurchase Agreements	—	46,175,354	—	46,175,354

Other Investment Companies	1,923,461,094	—	—	1,923,461,094

Total Investments in Securities	$5,864,597,157	$1,140,784,368	—	$7,005,381,525

†

All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

††	All preferred stocks held in the Fund are Level 2 securities. For a detailed breakout of preferred stocks by major industry classification, please refer to Schedule of Portfolio Investments.
[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
12

AMG Yacktman Focused Fund Portfolio Manager’s Comments (unaudited)

In 2018, the AMG Yacktman Focused Fund Class N (the “Fund”) was up 2.88% compared to the S&P 500® Index, which declined by -4.38%. The Russell 1000® Value Index, which we are introducing as a secondary benchmark for the Fund given our value approach, dropped -8.27% for the year. Down years like 2018 serve to reconfirm the value of our approach, which focuses on the risk and reward of individual securities rather than owning an extremely diverse basket of companies or an index fund.

Our goal is to provide solid risk-adjusted returns over a full market cycle. To achieve these results, we take a flexible approach to managing the Fund and are willing to hold excess cash if we cannot find investments that can help us achieve our goal. Last year, cash was one of the best returning asset classes and a necessary tool to manage risk. We don’t use cash to make a market call and are willing to purchase securities based on their individual merits, regardless of overall market valuations.

Average Annual Returns (%) (as of 12/31/2018)

	QTD	YTD	1 Yr	3 Yr	5 Yr	10 Yr	15 Yr	20 Yr

YAFFX (Class N)	-3.81	2.88	2.88	11.18	7.62	14.77	9.56	9.20

YAFFX (Class I)	-3.74	3.11	3.11	11.38	7.82	-	-	-

S&P 500® Index	-13.52	-4.38	-4.38	9.26	8.49	13.12	7.77	5.62

Russell 1000® Value Index[3]	-11.72	-8.27	-8.27	6.95	5.95	11.18	7.04	6.16

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

While we are pleased with the short-term returns, what really matter are the long-term results. In the last 20 years, the Fund has compounded at +9.20% annually compared to the S&P 500® Index’s +5.62% return. We achieved this outperformance with a keen eye on risk, while at times carrying excess cash at levels that are similar to today’s level. Although many investors have given up on active management to purchase index funds because they believe they have been told that it is nearly impossible for a manager to outperform over long periods, we believe our record refutes an all-passive approach.

Top Contributors	Top Detractors

21st Century Fox (Fox)	Samsung Electronics Preferred (Samsung)
Cisco Systems Inc. (Cisco)	Bolloré SA (Bolloré)
Microsoft Corp. (Microsoft)	Hengan International (Hengan)

Contributors

Fox’s voting and nonvoting shares returned approximately +40% last year, largely a result of a bidding war for key Fox assets, which was ultimately won by Disney. If all goes well, the remaining global antitrust approvals will be obtained shortly, and the deal will close in the next few months. We have owned shares in Fox and its predecessor company News Corporation for more than ten years, and are pleased to see the value we recognized in the business be better realized in recent years.

In the last decade, the stock returns of companies with significant exposure to the cable bundle have had very different outcomes depending on the importance of the content they provided. We think understanding the attributes and valuations of individual securities is vital in today’s world where disruption occurs faster and more violently than ever before.

Cisco and Microsoft both contributed solidly to last year’s results. Microsoft produced robust growth as its web services business grew dramatically. Cisco’s move toward more recurring revenues from software and services was rewarded by substantial price appreciation in 2018.

Detractors – Companies Domiciled outside the United States

Markets outside of the United States generally declined much more significantly last year than the S&P 500® Index. In recent years, as true bargains in the United States became scarce, we utilized the Fund’s flexibility to take positions in some non-U.S. companies. We used a similar approach in 2002, which helped us deliver strong positive returns that year while the S&P 500® Index declined -22%.

Samsung’s shares retreated due to stronger evidence of short-term weakness in the memory semiconductor businesses as well as a weak Korean stock market. Historically, the memory business (DRAM and NAND) has been brutally cyclical even though the overall trend has been one of substantial growth. While the cyclicality hasn’t been eliminated, we think the current down cycle should be much more benign and fairly short in duration for DRAM, as today only three vendors control more than 90% of the market and all are cutting back on capacity additions.

13

AMG Yacktman Focused Fund Portfolio Manager’s Comments (continued)

Over time, we see strong growth in the industry as many of the advances in technology like 5G, artificial intelligence, internet of things, autonomous driving, and virtual reality, among other applications, should require huge amounts of memory semiconductors. While gains are expected to be weaker in 2019, the stock trades at less than three times our expectation for this year’s earnings after subtracting the excess cash, securities, and hidden assets not required to produce the profits.

We think Bolloré, based in France, is an incredibly inexpensive and misunderstood stock. Much of the current valuation is accounted for by its 28% stake in Vivendi, whose main value comes from its ownership of Universal Music Group, based in California. In addition, Bolloré has a highly profitable port and infrastructure business. The French domicile is also a big positive over time because French corporate tax law typically imposes only a modest tax on long-term corporate assets sold, which has allowed Bolloré to buy and sell businesses in a much more efficient manner than its U.S. counterparts.

Hengan declined last year due to the falling Chinese stock market. The company sells diapers, hygiene products, and tissues and is run by founders with a significant ownership interest in the business. We think the long-term growth potential for the company is substantial and own the shares at a valuation we believe is very attractive.

Conclusion

Last year was the first year since 2008 that the S&P 500® Index declined. In the last decade, passive has been favored over active management. Many have neglected to note that, while passive may manage cost and deliver the overall market return, purchasing an index at an expensive valuation could deliver significant risk and poor reward. We are pleased that we delivered substantial outperformance last year and will continue to work hard for fund holders while managing the AMG Yacktman Focused Fund.

This commentary reflects the viewpoints of the portfolio manager, Yacktman Asset Management LP, as of December 31, 2018 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

14

AMG Yacktman Focused Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Focused Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Focused Fund’s Class N shares on December 31, 2008, to a $10,000 investment made in the S&P 500® Index and the Russell 1000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Focused Fund, the S&P 500® Index and the Russell 1000® Value Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG Yacktman Focused Fund[2,3,4,5,6,7,8,9,10,11,12,13]

Class N	2.88%	7.62%	14.77%	9.40%	05/01/97

Class I	3.11%	7.82%	—	11.09%	07/24/12

S&P 500® Index[14]	(4.38%)	8.49%	13.12%	7.42%	05/01/97†

Russell 1000® Value Index[15]	(8.27%)	5.95%	11.18%	7.55%	05/01/97†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[4]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[7]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[8]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[9]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[10]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[11]  The Fund is subject to risks associated with investments in mid-capitalization companies such

15

AMG Yacktman Focused Fund Portfolio Manager’s Comments (continued)

   as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[12]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[13]  A short-term redemption fee of 2% will be charged on shares held for less than 60 days. Effective March 1, 2019, the Fund will eliminate this redemption fee.

[14]  The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[15]  The Russell 1000® Value Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

The Russell 1000® Value Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

16

AMG Yacktman Focused Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Consumer Staples	29.2

Information Technology	23.8

Communication Services	11.9

Health Care	4.7

Industrials	3.7

Financials	3.5

Energy	2.0

Consumer Discretionary	1.3

Short-Term Investments	20.0

Other Assets Less Liabilities	(0.1)

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Samsung Electronics Co., Ltd., 4.520% (South Korea)	12.7

Twenty-First Century Fox, Inc., Class B	11.9
The Procter & Gamble Co.	9.0

PepsiCo, Inc.	8.3
Oracle Corp.	4.8

Johnson & Johnson	4.7
The Coca-Cola Co.	4.7

Microsoft Corp.	2.9
Bollore SA (France)	2.8

Cisco Systems, Inc.	1.9

Top Ten as a Group	63.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

17

AMG Yacktman Focused Fund Fund Snapshots (continued) For the six months ended December 31, 2018

NEW EQUITY POSITIONS

New Purchases	Current Shares Held

Bollore SA, non-voting shares	101,892

The Goldman Sachs Group, Inc.	110,000

State Street Corp.	580,000

Amorepacific Corp., 1.290%	198,867

NEW CORPORATE BOND & NOTE POSITIONS

New Purchases	Current Principal Held
Weatherford International LLC 9.875%, 03/01/25	$5,035,000

Weatherford International, Ltd. 9.875%, 02/15/24	3,200,000

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held
Aggreko PLC	29,485	2,829,485

Bollore SA	5,601,295	23,975,840
Hyundai Home Shopping Network Corp.	276,280	497,875

Infosys, Ltd., Sponsored ADR	1,500,000	3,000,000
KT&G Corp.	49,500	617,703

Samsung Electronics Co., Ltd., 4.520%	4,971,628	15,408,340

Sales	Net Shares Sold	Current Shares Held
Cisco Systems, Inc.	200,000	1,500,000

The Coca-Cola Co.	500,000	3,400,000
Johnson & Johnson	180,000	1,250,000

Microsoft Corp.	100,000	1,000,000
Oracle Corp.	150,000	3,700,000

PepsiCo, Inc.	80,000	2,600,000
The Procter & Gamble Co.	1,375,000	3,400,000

Sysco Corp.	130,000	1,000,000
Twenty-First Century Fox, Inc., Class B	600,000	8,600,000

18

AMG Yacktman Focused Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value
Common Stocks - 64.9%
Communication Services - 11.9%

Twenty-First Century Fox, Inc., Class B	8,600,000	$410,908,000

Consumer Discretionary - 1.3%

Hyundai Home Shopping Network Corp. (South Korea)	497,875	44,170,846
Consumer Staples - 26.9%

Avon Products, Inc. (United Kingdom)*	5,000,000	7,600,000

The Coca-Cola Co.	3,400,000	160,990,000

Hengan International Group Co., Ltd. (China)[1]	5,872,300	42,635,068

KT&G Corp. (South Korea)*	617,703	56,239,758

PepsiCo, Inc.	2,600,000	287,248,000

The Procter & Gamble Co.	3,400,000	312,528,000

Sysco Corp.	1,000,000	62,660,000

Total Consumer Staples		929,900,826

Energy - 2.0%

ConocoPhillips	650,000	40,527,500

Exxon Mobil Corp.	450,000	30,685,500

Total Energy		71,213,000

Financials - 3.5%

The Bank of New York Mellon Corp.	650,000	30,595,500

The Goldman Sachs Group, Inc.	110,000	18,375,500

State Street Corp.	580,000	36,580,600

U.S. Bancorp	750,000	34,275,000

Total Financials		119,826,600

Health Care - 4.7%

Johnson & Johnson	1,250,000	161,312,500

Industrials - 3.5%

Aggreko PLC (United Kingdom)	2,829,485	26,382,019

Bollore SA (France)	23,975,840	96,125,403

Bollore SA, non-voting shares (France)*	101,892	400,428

Total Industrials		122,907,850

Information Technology - 11.1%

Cisco Systems, Inc.	1,500,000	64,995,000

Cognizant Technology Solutions Corp., Class A	330,000	20,948,400

Infosys, Ltd., Sponsored ADR (India)[1]	3,000,000	28,560,000

Microsoft Corp.	1,000,000	101,570,000

Oracle Corp.	3,700,000	167,055,000

Total Information Technology		383,128,400

Total Common Stocks (Cost $1,572,235,070)		2,243,368,022

	Principal Amount	Value

Corporate Bonds and Notes - 2.0%
Consumer Staples - 1.8%

Avon Products, Inc. (United Kingdom)

7.000%, 03/15/23[1,2]	$14,105,000	$11,953,987

8.950%, 03/15/43[1,2]	65,740,000	50,948,500

Total Consumer Staples		62,902,487

Industrials - 0.2%

Weatherford International LLC

9.875%, 03/01/25[3]	5,035,000	3,058,763

Weatherford International, Ltd.

9.875%, 02/15/24	3,200,000	1,952,000

Total Industrials		5,010,763

Total Corporate Bonds and Notes (Cost $66,009,998)		67,913,250

	Shares
Preferred Stocks - 13.2%

Consumer Staples - 0.5%

Amorepacific Corp., 1.290%(South Korea)	198,867	18,326,836

Information Technology - 12.7%

Samsung Electronics Co., Ltd., 4.520%(South Korea)

	15,408,340	440,272,709

Total Preferred Stocks (Cost $364,678,634)		458,599,545

	Principal Amount
Short-Term Investments - 20.0%

Joint Repurchase Agreements - 0.5%[4]

Cantor Fitzgerald Securities, Inc., dated 12/31/18, due 01/02/19, 3.350% total to be received $4,544,315 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 10.000%, 01/25/19 - 10/20/68, totaling $4,634,338)	$4,543,469	4,543,469

Daiwa Capital Markets America, dated 12/31/18, due 01/02/19, 3.050% total to be received $4,544,239 (collateralized by various U.S. Government Agency Obligations, 2.000% - 6.500%, 01/25/19 - 02/01/49, totaling $4,634,338)	4,543,469	4,543,469

Mizuho Securities USA, LLC, dated 12/31/18, due 01/02/19, 2.920% total to be received $952,657 (collateralized by various U.S. Treasuries, 1.875% - 2.625%, 02/29/24 - 09/09/49, totaling $971,552)	952,502	952,502

The accompanying notes are an integral part of these financial statements.
19

AMG Yacktman Focused Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Joint Repurchase Agreements - 0.5%[4] (continued)

RBC Dominion Securities, Inc., dated 12/31/18, due 01/02/19, 3.020% total to be received $4,544,231 (collateralized by various U.S. Government Agency Obligations, 3.000% - 7.000%, 10/01/25 - 10/20/48, totaling $4,634,338)	$4,543,469	$4,543,469

State of Wisconsin Investment Board, dated 12/31/18, due 01/02/19, 3.370% total to be received $4,544,320 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 07/15/20 - 02/15/47, totaling $4,634,411)	4,543,469	4,543,469

Total Joint Repurchase Agreements		19,126,378

	Shares	Value
Other Investment Companies - 19.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[5]	29,352,114	$29,352,114

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%[5]	644,817,523	644,817,523
Total Other Investment Companies		674,169,637
Total Short-Term Investments (Cost $693,296,015)		693,296,015
Total Investments - 100.1% (Cost $2,696,219,717)		3,463,176,832
Other Assets, less Liabilities - (0.1)%		(4,691,145)
Net Assets - 100.0%		$3,458,485,687

*	Non-income producing security.
[1]

Some or all of these securities, amounting to $46,922,277 or 1.4% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[3]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2018, the value of these securities amounted to $3,058,763 or 0.1% of net assets.

[4]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[5]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

 ADR  American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
20

AMG Yacktman Focused Fund Schedule of Portfolio Investments (continued)

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Consumer Staples	$831,026,000	$98,874,826	—	$929,900,826

Communication Services	410,908,000	—	—	410,908,000

Information Technology	383,128,400	—	—	383,128,400

Health Care	161,312,500	—	—	161,312,500

Industrials	400,428	122,507,422	—	122,907,850

Financials	119,826,600	—	—	119,826,600

Energy	71,213,000	—	—	71,213,000

Consumer Discretionary	—	44,170,846	—	44,170,846

Corporate Bonds and Notes†	—	67,913,250	—	67,913,250

Preferred Stocks††	—	458,599,545	—	458,599,545

Short-Term Investments

Joint Repurchase Agreements	—	19,126,378	—	19,126,378

Other Investment Companies	674,169,637	—	—	674,169,637

Total Investments in Securities	$2,651,984,565	$811,192,267	—	$3,463,176,832

†

All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

††	All preferred stocks held in the Fund are Level 2 securities. For a detailed breakout of preferred stocks by major industry classification, please refer to Schedule of Portfolio Investments.
[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
21

AMG Yacktman Focused Fund - Security Selection Only Portfolio Manager’s Comments (unaudited)

In 2018, the AMG Yacktman Focused Fund-Security Selection Only Class I (the “Fund”) was up +2.17% compared to the S&P 500® Index which declined by -4.38%. The Russell 1000® Value Index, which we are introducing as a secondary benchmark for the Fund given our value approach, declined -8.27% for the year. Down years like 2018 serve to reconfirm the value of our approach, which focuses on the risk and reward of individual securities, rather than owning an extremely diverse basket of companies or an index fund.

Our goal is to provide solid risk-adjusted returns over a full market cycle. In expensive markets, investments that can help us achieve our goal may become increasingly scarce. While we have historically preferred to hold excess cash in lieu of investment opportunities, this Fund will typically remain nearly fully invested. The Fund’s current size and a flexible mandate that allows us to invest more capital in non-U.S. companies enable us to have little cash and still manage the fund’s risk.

We think protecting well in down markets is one of the most crucial aspects of achieving superior long-term risk-adjusted returns. We are not alone. In a speech in 2015, Stanley Druckenmiller, one of the most successful hedge fund managers of all time, said about evaluating a potential manager, “When I look at their record, I immediately go to the bear markets and see how they did.” We are hopeful that the Fund will continue outperforming during difficult times.

Top Contributors

21st Century Fox (Fox)

Cisco Systems, Inc. (Cisco)

Microsoft Corporation (Microsoft)

Top Detractors

Samsung Electronics Preferred (Samsung)

Bolloré SA (Bolloré)

Hyundai Home Shopping Network (HHS)

Contributors

Fox’s voting and nonvoting shares returned approximately +40% last year, largely a result of a bidding war for key Fox assets, which was ultimately won by Disney. If all goes well, the remaining global antitrust approvals will be obtained shortly, and the deal will close in the next few months. We have owned shares in Fox and its predecessor company News Corporation for more than ten years, and are pleased to see the value we recognized in the business be better realized in recent years.

In the last decade, the stock returns of companies with significant exposure to the cable bundle have had very different outcomes depending on the importance of the content they provided. We think understanding the attributes and valuations of individual securities is vital in today’s world where disruption occurs faster and more violently than ever before.

Cisco and Microsoft both contributed solidly to last year’s results. Microsoft produced robust growth as its web services business grew dramatically. Cisco’s move toward more recurring revenues from software and services was rewarded by substantial price appreciation in 2018.

Detractors – Companies Domiciled outside the United States

Markets outside of the United States generally declined much more significantly last year than the S&P 500® Index. In recent years as true bargains in the United States became scarce, we utilized fund flexibility to take positions in some non-U.S. companies.

Samsung’s shares retreated due to stronger evidence of short-term weakness in the memory semiconductor businesses as well as a weak Korean stock market. Historically, the memory business (DRAM and NAND) has been brutally cyclical even though the overall trend has been one of substantial growth. While the cyclicality hasn’t been eliminated, we think the current down cycle should be much more benign and fairly short in duration for FRAM, as today only three vendors control more than 90% of the market and all are cutting back on capacity additions.

Over time, we see strong growth in the industry as many of the advances in technology like 5G, artificial intelligence, internet of things, autonomous driving,

and virtual reality, among other applications, should require huge amounts of memory semiconductors. While gains are expected to be weaker in 2019, the stock trades at less than three times our expectation for this year’s earnings after subtracting the excess cash, securities, and hidden assets not required to produce the profits.

Hyundai HS declined along with a weak Korean stock market and in reaction to an unpopular acquisition. The company sells products to consumers via television and the internet (think QVC or Home Shopping Network in the United States), has a very strong balance sheet, and sells at a low multiple to earnings and cash flow.

We think Bolloré, based in France, is an incredibly inexpensive and misunderstood stock. Much of the current valuation is accounted for by its 28% stake in Vivendi, whose main value comes from its ownership of Universal Music Group, based in California. In addition, Bolloré has a highly profitable port and infrastructure business. The French domicile is also a positive over time because French corporate tax law typically imposes only a modest tax on long-term corporate assets sold, which has allowed Bolloré to buy and sell businesses in a much more efficient manner than its U.S. counterparts.

Conclusion

Last year was the first year since 2008 that the S&P 500® Index declined. In the last decade, passive has been favored over active management. Many have neglected to note that, while passive may manage cost and deliver the overall market return, purchasing an index at an expensive valuation could deliver significant risk and poor reward. We are pleased that we delivered substantial outperformance last year and will continue to work hard for fund holders while managing the AMG Yacktman Fund-Security Selection Only.

This commentary reflects the viewpoints of the portfolio manager, Yacktman Asset Management LP, as of December 31, 2018 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

22

AMG Yacktman Focused Fund - Security Selection Only Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Focused Fund - Security Selection Only’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Focused Fund - Security Selection Only’s Class I shares on January 30, 2017 (inception date), to a $10,000 investment made in the S&P 500® Index and Russell 1000® Value for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Focused Fund - Security Selection Only, the S&P 500® Index and the Russell 1000® Value Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG Yacktman Focused Fund - Security Selection Only2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14
Class N	2.17%	11.60%	01/30/17

Class I	2.17%	11.60%	01/30/17
S&P 500® Index[15]	(4.38%)	7.19%	01/30/17†

Russell 1000® Value Index	(8.27%)	1.86%	01/30/17†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2] From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] The Fund may invest greater than 5% of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure in response to adverse market, economic, political or other conditions.

[4] The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[5] The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[6] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7] The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

8  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[9] High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[1][0]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[11] Companies that are in similar businesses may be similarly affected by particular economic or market

23

AMG Yacktman Focused Fund - Security Selection Only Portfolio Manager’s Comments (continued)

   events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[12] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[13] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

14  A short-term redemption fee of 2% will be charged on shares held for less than 60 days. Effective March 1, 2019, the Fund will eliminate this redemption fee.

[15] The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[16] The Russell 1000® Value Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

The Russell 1000® Value Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

24

AMG Yacktman Focused Fund - Security Selection Only Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Consumer Staples	30.4

Information Technology	27.4

Communication Services	13.9

Industrials	11.0

Health Care	5.2

Financials	4.6

Consumer Discretionary	2.7

Energy	0.6

Short-Term Investments	5.0

Other Assets Less Liabilities	(0.8)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Samsung Electronics Co., Ltd., 4.520% (South Korea)	14.8

Twenty-First Century Fox, Inc., Class B	13.9

The Procter & Gamble Co.	9.3

PepsiCo, Inc.	8.5

Bollore SA (France)	4.5

Oracle Corp.	4.4

CB Industrial Product Holding Bhd (Malaysia)	4.2

Johnson & Johnson	4.2

The Coca-Cola Co.	3.8

Hyundai Home Shopping Network Corp. (South Korea)	2.5

Top Ten as a Group	70.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

25

AMG Yacktman Focused Fund - Security Selection Only Fund Snapshots (continued) For the six months ended December 31, 2018

NEW EQUITY POSITIONS

New Purchases	Current Shares Held

Arcosa, Inc.	30,000

Berkshire Hathaway, Inc., Class B	2,000

Bollore SA, non-voting shares	931

Car Mate Manufacturing Co., Ltd.	12,700

CB Industrial Product Holding Bhd	10,500,000

The Goldman Sachs Group, Inc.	2,000

State Street Corp.	15,000

LG Household & Health Care, Ltd., 1.290%	2,100

NEW CORPORATE BOND & NOTE POSITIONS

New Purchases	Current Principal Held

Weatherford International, Ltd., 9.875, 02/15/2024	$500,000

CORPORATE BONDS & NOTES PURCHASES

Purchases	Net Principal Purchased	Current Principal Held

Avon Products, Inc., 8.950, 03/15/2043	1,500,000	$1,558,000

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held

Aggreko PLC	18,010	19,010

Anthem, Inc.	1,285	1,400

The Bank of New York Mellon Corp.	9,760	10,000

Bollore SA	657,907	670,000

CAC Holdings Corp.	140,100	144,700

Cisco Systems, Inc.	18,600	20,000

The Coca-Cola Co.	46,700	48,000

Cognizant Technology Solutions Corp., Class A	4,800	5,000

ConocoPhillips	3,235	3,500

Exxon Mobil Corp.	1,855	2,000

Hengan International Group Co., Ltd.	35,000	37,000

Hyundai Home Shopping Network Corp.	16,551	17,001

Infosys, Ltd., Sponsored ADR	30,350	31,200

Johnson & Johnson	19,050	19,500

Kissei Pharmaceutical Co., Ltd.	8,900	9,400

KT&G Corp.	7,300	7,500

Microsoft Corp.	8,585	9,000

Oliver Corp.	2,000	3,700

Oracle Corp.	57,825	59,000

PepsiCo, Inc.	44,800	46,000

The Procter & Gamble Co.	59,400	61,000

Sysco Corp.	8,500	9,000

Twenty-First Century Fox, Inc., Class B	170,100	175,000

U.S. Bancorp	12,720	13,000

Amorepacific Corp., 1.290%	14,415	14,500

Samsung Electronics Co., Ltd., 4.520%	304,000	310,000

Samsung SDI Co., Ltd., 1.290%	16,600	17,000

Sales	Net Shares Sold	Current Shares Held

America’s Car-Mart, Inc.	150	—

26

AMG Yacktman Focused Fund - Security Selection Only Schedule of Portfolio Investments December 31, 2018

	Shares	Value
Common Stocks - 72.1%

Communication Services - 13.9%

Twenty-First Century Fox, Inc., Class B	175,000	$8,361,500

Consumer Discretionary - 2.7%

Car Mate Manufacturing Co., Ltd. (Japan)	12,700	92,910

Hyundai Home Shopping Network Corp. (South Korea)	17,001	1,508,307

Total Consumer Discretionary		1,601,217

Consumer Staples - 24.1%

The Coca-Cola Co.	48,000	2,272,800

Hengan International Group Co., Ltd. (China)	37,000	268,634

KT&G Corp. (South Korea)*	7,500	682,849

PepsiCo, Inc.	46,000	5,082,080

The Procter & Gamble Co.	61,000	5,607,120

Sysco Corp.	9,000	563,940

Total Consumer Staples		14,477,423

Energy - 0.6%

ConocoPhillips	3,500	218,225

Exxon Mobil Corp.	2,000	136,380

Total Energy		354,605

Financials - 4.6%

The Bank of New York Mellon Corp.	10,000	470,700

Berkshire Hathaway, Inc., Class B*	2,000	408,360

The Goldman Sachs Group, Inc.	2,000	334,100

State Street Corp.	15,000	946,050

U.S. Bancorp	13,000	594,100

Total Financials		2,753,310

Health Care - 5.2%

Anthem, Inc.	1,400	367,682

Johnson & Johnson	19,500	2,516,475

Kissei Pharmaceutical Co, Ltd. (Japan)	9,400	239,340

Total Health Care		3,123,497

Industrials - 10.5%

Aggreko PLC (United Kingdom)	19,010	177,249

Arcosa, Inc.*	30,000	830,700

Bollore SA (France)	670,000	2,686,205

Bollore SA, non-voting shares (France)*	931	3,659

CB Industrial Product Holding Bhd (Malaysia)	10,500,000	2,537,115

Oliver Corp. (Japan)	3,700	56,871

Total Industrials		6,291,799

Information Technology - 10.5%

CAC Holdings Corp. (Japan)	144,700	1,228,191

Cisco Systems, Inc.	20,000	866,600

	Shares	Value

Cognizant Technology Solutions Corp., Class A	5,000	$317,400

Infosys, Ltd., Sponsored ADR (India)[1]	31,200	297,024

Microsoft Corp.	9,000	914,130

Oracle Corp.	59,000	2,663,850

Total Information Technology		6,287,195

Total Common Stocks (Cost $43,357,331)		43,250,546

	Principal Amount
Corporate Bonds and Notes - 2.5%

Consumer Staples - 2.0%

Avon Products, Inc. (United Kingdom) 8.950%, 03/15/43[2]	$1,558,000	1,207,450

Industrials - 0.5%

Weatherford International, Ltd. 9.875%, 02/15/24	500,000	305,000

Total Corporate Bonds and Notes (Cost $1,603,457)		1,512,450

	Shares
Preferred Stocks - 21.2%

Consumer Staples - 4.3%

Amorepacific Corp., 1.290% (South Korea)	14,500	1,336,266

LG Household & Health Care, Ltd. 1.290% (South Korea)	2,100	1,236,468

Total Consumer Staples		2,572,734

Information Technology - 16.9%

Samsung Electronics Co., Ltd., 4.520% (South Korea)	310,000	8,857,835

Samsung SDI Co., Ltd., 1.290% (South Korea)*	17,000	1,315,391

Total Information Technology		10,173,226

Total Preferred Stocks (Cost $14,044,160)		12,745,960

Short-Term Investments - 5.0%

Other Investment Companies - 5.0%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[3]	984,622	984,622

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[3]	984,622	984,622

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%[3]	1,014,460	1,014,460

Total Short-Term Investments (Cost $2,983,704)		2,983,704

Total Investments - 100.8% (Cost $61,988,652)		60,492,660

Other Assets, less Liabilities - (0.8)%		(481,261)

Net Assets - 100.0%		$60,011,399

The accompanying notes are an integral part of these financial statements.

27

AMG Yacktman Focused Fund - Security Selection Only Schedule of Portfolio Investments (continued)

*	Non-income producing security.
[1]

Some or all of these securities, amounting to $294,054 or 0.5% of net assets, were out on loan to various brokers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[3]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

  ADR   American Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Consumer Staples	$13,525,940	$951,483	—	$14,477,423

Communication Services	8,361,500	—	—	8,361,500

Industrials	834,359	5,457,440	—	6,291,799

Information Technology	5,059,004	1,228,191	—	6,287,195

Health Care	2,884,157	239,340	—	3,123,497

Financials	2,753,310	—	—	2,753,310

Consumer Discretionary	—	1,601,217	—	1,601,217

Energy	354,605	—	—	354,605

Corporate Bonds and Notes†	—	1,512,450	—	1,512,450

Preferred Stocks††	—	12,745,960	—	12,745,960

Short-Term Investments

Other Investment Companies	2,983,704	—	—	2,983,704

Total Investments in Securities	$36,756,579	$23,736,081	—	$60,492,660

†

All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

††	All preferred stocks held in the Fund are Level 2 securities. For a detailed breakout of preferred stocks by major industry classification, please refer to Schedule of Portfolio Investments.
[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
28

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (unaudited)

AMG Yacktman Special Opportunities Fund – Year-End Commentary – Dec. 31, 2018

For the year ending December 31, 2018, the AMG Yacktman Special Opportunities Fund Class Z (the “Fund”) returned -10.14%, just above the -10.17% return for the MSCI All Country World All Cap Index (ACWI).

Key Highlights

- Outperformed the benchmark in 100% of the 19 rolling three-year performance periods since inception

- Invested in portfolio of companies at aggregate 30–50% discount to the index, representing upside potential

- Positioned conservatively in above-average businesses with little financial debt, with concentrated investments in “best” ideas (top ten at 45.5% of the Fund)

Performance Commentary

Stock markets declined sharply in December, with the S&P 500® Index falling over 14% at the month low before rallying into year-end. December was still one of the worst months on record, with the S&P 500® Index and ACWI declining by -9.03% and -7.25%, respectively. By comparison, the Fund fell -3.06% for the month to improve its relative standing versus the benchmark. Our focus remains on long-term absolute performance. Several holdings fell materially during the fourth quarter despite little fundamental change to the businesses. We view this as the best kind of decline. All else equal, lower prices imply the potential for higher future returns, and we jumped at the opportunity to add incremental capital to current investments.

A calendar year is a convenient time to review performance, but it is a somewhat arbitrary measurement period. The chart below shows the compound annual return of the Fund relative to the benchmark over rolling three-year periods to capture performance from multiple starting points:

Relative Performance: 3-Year Rolling Returns

YASLX vs. MSCI ACWI All Cap Index

Source: AMG Funds, FactSet. As of 12/31/2018.

The Fund has outperformed the benchmark in 100% of the 19 distinct three-year periods. The most recent data point (the three years ended December 31, 2018) saw the Fund’s largest outperformance to date with a return of 14.85% versus 6.49% for the benchmark. Performance results over a full business cycle (including a recession) will be the true test of the strategy, but this rolling three-year comparison does illustrate the benefit of a patient, value-oriented strategy over longer time horizons.

29

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

Fund Overview

Financial Metrics	YASLX/ YASSX	MSCI ACWI All-Cap	S&P 500®	Russell 2000®

Price/Earnings (P/E)	10.08	14.66	17.40	15.31

Price/Book Value (P/BV)	1.20	1.89	2.84	1.78

Price/Cash Flow (CF)	6.10	9.79	12.76	10.16

Price/Sales (P/S)	0.90	1.54	2.19	1.50

Enterprise Value/EBIT	7.81	16.12	17.25	15.72

Debt to Equity	38.7%	86.8%	99.1%	72.7%

ROA%	7.1%	6.8%	7.9%	3.7%

Source: AMG Funds, FactSet, as of 12/31/18

Aggregated financial metrics for the Fund are included above. Once again, the Fund maintained its large discount to the valuation of the overall market. Our preferred valuation metric is enterprise value/earnings before interest and taxes (EV/EBIT). Unlike the price to earnings (P/E) ratio, EV/EBIT also factors in the amount of debt on the company’s balance sheet. The gap of over 50% between the Fund’s EV/EBIT of 7.81 and the ACWI’s 16.12 showcases the upside potential embedded in our holdings at current prices.

The top ten positions make up 45.5% of the portfolio, a slightly higher degree of concentration than previous updates. We are still finding value opportunities that meet our criteria, adding a record number of positions to the Fund in 2018. These new positions help “refresh” the portfolio as other ideas mature. This portfolio rebalancing is a continual, evolving process with the goal of maximizing risk-adjusted returns. During the volatile fourth quarter, we focused most of our attention on existing holdings. Our current investments benefit from our in-depth knowledge and familiarity built up over years of ownership. This allows more aggressive responses to share price declines, as we understand the business and underlying value well.

The Fund remains close to fully invested with cash at 0.64% of the portfolio, along with another 2.36% in Twenty-First Century Fox (FOX) and WEQ Holdings 6.25% 2020 Convertible Bonds, both of which received takeover offers last year (we view these positions as “cash-like” given the pending mergers). WEQ bonds were bought out at par (100 cents on the Dollar) and resulted in an attractive rate of return since initiating the position 18 months ago. Our WEQ fixed income investment follows our success in Emeco Holdings bonds, at one time the largest position in the Fund. We will continue to search for select, niche opportunities in this area.

Valuation as Defense in an Expensive Market

While it is hard to escape the constant drumbeat of negative news, investors have enjoyed relatively calm markets over the past decade. The shift to passive investing has brought in more buyers who ignore valuation levels, causing more capital to flow into the largest and most liquid companies. Ultra-low interest rates have boosted investors’ appetite for riskier assets. Even traditional defensive sectors are under assault by competition and technology, with the pace of change only accelerating. What is left for a cautious investor? There is little choice in these markets and many investors have capitulated. The good times have sucked many into an offensive mindset, as the fear of missing out is a fixture of human psychology. The painful lessons of prior cycles have been forgotten. We believe there is still room for an investment strategy built on the bedrock of value, but a flexible mandate is vital to find the few remaining pockets of opportunity. Having this freedom to invest wherever we can find the best ideas has always been and remains a competitive advantage for the Fund.

Even with the advantage of a wide-open universe of potential stocks, the recent run of good equity performance still calls for caution. Valuation is the crucial element of our investment process, with the belief that paying inexpensive prices is the best way to play defense in a pricy market. Despite all the change in the world, the key foundation of finance holds true—a business is still worth the value of its underlying cash flows discounted back to the present. The tricky part of paying high multiples for stocks is that the majority of the overall value is dependent on cash flows 15 or 20 years from now. All investing requires forecasting the future to some degree, but we believe predicting the next 18–36 months is much easier than guessing results in 2035 or 2045—yet investors are making an implicit wager on those out years when investing in the high-flying stocks leading the index. Some will go on to dominate an industry and reward investors handsomely, but the penalty for miscalculating those forecasts is dangerous (it’s a long way down to our estimate of fair value).

Today’s extreme multiples are combined with record leverage at the corporate level. Companies have succumbed to the siren song of low interest rates and piled on debt. Leverage supercharges returns on the upswing but can be painful in the other direction, with Q4 serving as the most recent, but long overdue, reminder. Stocks with a hint of cyclicality or leverage were punished, with many down 30–40% from their 2018 highs. While lopping off some excess in the market was much-needed, simple price declines do not indicate that something is cheap. Many of these companies trade at lower levels than twelve months ago but are still a far cry from looking inexpensive relative to a longer history or over multiple cycles. The combination of high leverage and expensive valuations can be a toxic mix, as any downturn risks the potential for a permanent loss of capital. Avoiding this “go-to-zero” risk leads us to invest in inexpensive companies with conservative balance sheets. Nearly two-thirds of equities in the Fund have zero net debt on the balance sheet, with only a handful having any meaningful leverage (and those are often backed by real estate or other saleable assets). We

30

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

feel there is tremendous potential in our companies to generate strong risk-adjusted returns (there is plenty of upside when buying companies at ~50% off), but our priority is ensuring that we survive and thrive over the entire cycle. This means staying true to our core value investing principles, even when others run away.

Contributors/Detractors

Our top three contributors for 2018 were America’s Car-Mart (Car-Mart), Computer Services (CSVI), and Twenty-First Century Fox, Inc. (FOX). We have held all three positions for several years, with both Car-Mart and CSVI in the Fund since inception.

Car-Mart gained more than 60% in 2018. The company is executing well on the basics of selling good cars and collecting on the loans, which is vital in the subprime auto industry. Car-Mart’s reputation built over two decades, a customer list of over 70,000 active customers, and economies of scale as a large player in a fragmented industry all provide competitive advantages. A more benign competitive environment has improved our outlook.

Nearly all of FOX’s performance contribution occurred during the first half of 2018 as the share price jumped on the acquisition by The Walt Disney Company (Disney). The deal is expected to close sometime in the first half of 2019. Post-merger, we will be left with cash or Disney stock, plus a holding in “New Fox” that include the remaining assets not purchased by Disney. We intend to reevaluate the resulting position post completion. Until then, FOX remains a partially hedged equity with upside—not a bad place in today’s market.

CSVI was a smaller contributor but chugged along selling mission-critical software to community banks. Fiscal 2018 was CSVI’s 21st consecutive year of profit growth while cash dividends to shareholders have grown for 46 years in a row. Few companies in the world can point to such a track record; fewer still trade at an inexpensive valuation.

Our three largest detractors for the year were CB Industrial Product Holding (CBIP), Samsung Electronics Preferred (Samsung), and Catering International Services (CIS).

CBIP faced numerous headwinds in 2018 including a difficult local stock market (the FTSE Bursa Malaysia Small Cap Index was down more than 33%) and delays in orders for new mills due to falling palm oil prices. We expect palm oil prices to rebound from current extreme levels (the lowest since 2006), just as CBIP’s own plantation is forecasted to turn cash flow positive. Meanwhile, the company is aggressively repurchasing shares (joined by the founder, who is personally buying shares on the open market), boasts a strong balance sheet, and pays a healthy dividend with a current yield over 3.5%.

Samsung’s shares pulled back after a slowdown in the memory market impacted profits for 2018. Oversupply and pricing pressure will likely continue into 2019, but the competitive landscape in Samsung’s key DRAM business has improved compared to prior cycles (with the top three players now controlling ~97% of supply). Samsung’s valuation is near its lowest point in recent history despite an improved business mix and better balance sheet. In our view, the market has overly discounted the memory downturn. Meanwhile, Samsung is a globally diversified business with a strong competitive position and a well-regarded brand, yet is valued as one of the cheapest companies in the world (large or small). We expect this disconnect to resolve itself as its stock price catches up to the underlying value.

CIS is a family-owned company that offers catering, accommodation, and facility services for oil & gas and mining companies. While based in France, 95%+ of revenue is earned abroad, with operations in 20 countries. CIS specializes in handling food logistics in extreme environments. Picture the logistics of serving tens of thousands of meals a day in a remote mining site hundreds of miles from the closest major town—this is where CIS value proposition shines. The global commodity downturn affected CIS in 2015–2016, but the company has made progress in returning profitability to prior levels despite continued foreign currency headwinds depressing top-line growth. A turnover in management and general weakness in French small-caps caused the stock to fall 35% in Q4 on no major news. A strong order book and multi-year contracts should help underpin a turnaround.

Conclusion

The closing months of 2018 served as a rapid reminder that downside risks are heightened when starting at such elevated valuations. However markets fare in 2019 and beyond, we intend to cast a wide net in search of opportunities. We will invest regardless of market environment in opportunities that meet our criteria, but always with the goal of long term capital appreciation. We feel the AMG Yacktman Special Opportunities Fund is well-positioned to meet those objectives and thank our shareholders for their continued support.

This commentary reflects the viewpoints of the portfolio manager, Yacktman Asset Management, L.P. as of December 31, 2018 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

31

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Special Opportunities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Special Opportunities Fund’s Class Z shares on June 30, 2014 (inception date), to a $10,000 investment made in the MSCI ACWII All Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Special Opportunities Fund and the MSCI ACWII All Cap Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG Yacktman Special Opportunities Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18

Class I	(10.26%)	7.94%	06/30/15

Class Z	(10.14%)	4.69%	06/30/14
MSCI ACWI All Cap Index[19]	(10.17%)	3.23%	06/30/14†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2] During the period, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

3  A short-term redemption fee of 2% will be charged on shares held for less than 60 days. Effective March 1, 2019, the Fund will eliminate this redemption fee.

[4] The Fund’s investment management fees are subject to a performance adjustment, which could increase or reduce the investment management fees paid by the Fund. The prospect of a positive or negative performance adjustment may create an incentive for the Fund’s portfolio manager to take greater risks with the Fund’s portfolio. In addition, because performance adjustments are based upon past performance, a shareholder may pay a higher or lower management fee for performance that occurred prior to the shareholder’s investment in the Fund. The performance adjustment could increase the Investment Manager’s fee (and, in turn, the Subadvisor’s fee) even if the Fund’s shares lose value during the performance period provided that the Fund outperformed its benchmark index, and could decrease the Investment Manager’s fee (and, in turn, the Subadvisor’s fee) even if the Fund’s shares increase in value during the performance period provided that the Fund underperformed its benchmark index.

[5] The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[6] The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[7] The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[8] The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

9  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[10] High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit,

32

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

   and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[11] Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[12] The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[13] The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[14] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[15] Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[16] The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[17] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[18] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[19] The MSCI ACWI All Cap Index captures large, mid, small and micro cap representation across certain Developed Markets (DM) countries and large, mid and small cap representation across certain Emerging Markets (EM) countries. The index is comprehensive, covering a significant percentage of the global equity investment opportunity set. Please go to msci.com for most current list of countries represented by the index. All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited. Unlike the Fund, the MSCI ACWI All Cap Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC Insured, nor bank guaranteed. May lose value.

33

AMG Yacktman Special Opportunities Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	34.7

Information Technology	14.9

Consumer Discretionary	14.7

Energy	11.2

Financials	7.3

Consumer Staples	6.2

Communication Services	5.4

Materials	3.2

Health Care	1.1

Utilities	0.6

Short-Term Investments	0.9

Other Assets Less Liabilities	(0.2)

TOP TEN HOLDINGS

Security Name	% of Net Assets
IMF Bentham, Ltd. (Australia)	6.2
Ocean Wilsons Holdings, Ltd. (Bermuda)	5.8
Samsung Electronics Co., Ltd., 4.520% (South Korea)	5.6
Computer Services, Inc.	4.8
CB Industrial Product Holding Bhd (Malaysia)	4.2
Colabor Group, Inc., 6.000%, 10/13/21 (Canada)	4.0
Reading International, Inc., Class A	4.0
Texhong Textile Group, Ltd. (Hong Kong)	3.9
Boustead Singapore, Ltd. (Singapore)	3.6
Pardee Resources Co., Inc.	3.4

Top Ten as a Group	45.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

34

AMG Yacktman Special Opportunities Fund Fund Snapshots (continued) For the six months ended December 31, 2018

NEW EQUITY POSITIONS

New Purchases	Current Shares Held

Cell Biotech Co., Ltd.	10,000

Freund Corp.	25,600

GrafTech International, Ltd.	84,000

Link Net Tbk PT	1,700,000

Nissin Foods Co., Ltd.	1,000,000

NEW CORPORATE BOND & NOTE POSITIONS

New Purchases	Current Principal Held

Zargon Oil & Gas, Ltd. (Canada) 8.000%, 12/31/19	$1,113,000

CORPORATE BONDS & NOTES PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held

Colabor Group, Inc. (Canada) 6.000%, 10/13/21	1,878,000	$3,168,000

Sales	Net Principal Sold	Current Principal Held

Emeco Pty, Ltd., Series B, 9.250%, 03/31/22	$220,859	—

WesternOne, Inc. (Canada), 6.250%, 06/30/20	335,000	—

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held

Arcus ASA	11,000	145,000

Boustead Singapore, Ltd.	270,000	2,270,000

Cambria Automobiles PLC	60,000	660,000

CB Industrial Product Holding Bhd	2,480,800	6,380,800

Hargreaves Services PLC	1,000	279,682

HUB Co., Ltd.	5,300	32,300

Ifis Japan, Ltd.	21,700	61,800

Italian Wine Brands SpA	18,850	51,850

Lamprell PLC	245,446	945,446

Master Drilling Group, Ltd.	251,650	1,171,650

Ocean Wilsons Holdings, Ltd.	29,000	143,000

Reckon, Ltd.	158,249	778,249

Texhong Textile Group, Ltd.	450,000	1,250,000

Thai Wah PCL	400,000	1,150,000

Total Energy Services, Inc.	92,000	158,000

Samsung Electronics Co., Ltd., 4.520%	17,000	72,000

Sales	Net Shares Sold	Current Shares Held

Aggreko PLC	30,000	45,000

America’s Car-Mart, Inc.	15,000	6,000

Apetit OYJ	27,795	—

Catering International Services	9,347	44,953

CMI, Ltd.	74,623	375,377

Gruppo MutuiOnline SpA	21,000	—

IMF Bentham, Ltd.	5,441	1,030,502

Judges Scientific PLC	2,000	11,000

Mondo TV SpA	55,000	—

Rocky Mountain Dealerships, Inc.	13,000	—

Sapporo Clinical Laboratory, Inc.	1,100	8,000

SK Kaken Co., Ltd.	3,200	800

Sotsu Co., Ltd.	12,300	12,700

Spice Private Equity AG	5,500	18,000

Twenty-First Century Fox, Inc., Class B	6,000	9,000

Vertu Motors PLC	540,000	—

Daeduck GDS Co., Ltd., 3.090%	10,705	—

Sebang Co., Ltd., 2.430%	13,300	—

35

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value
Common Stocks - 84.5%
Communication Services - 5.4%

Link Net Tbk PT (Indonesia)	1,700,000	$579,277

Otelco, Inc., Class A (United States)*	34,031	550,281

Sotsu Co., Ltd. (Japan)	12,700	226,817

Twenty-First Century Fox, Inc., Class A (United States)	4,000	192,480

Twenty-First Century Fox, Inc., Class B (United States)	9,000	430,020

Total Communication Services		1,978,875

Consumer Discretionary - 14.2%

America’s Car-Mart, Inc. (United States)*	6,000	434,700

Cambria Automobiles PLC (United Kingdom)	660,000	458,473

HUB Co., Ltd. (Japan)[1]	32,300	253,784

Marshall Motor Holdings PLC (United Kingdom)	230,000	454,395

Reading International, Inc., Class A (United States)*	100,000	1,454,000

Retail Holdings, N.V. (Curaçao)	76,000	733,400

Texhong Textile Group, Ltd. (Hong Kong)	1,250,000	1,428,616

Total Consumer Discretionary		5,217,368
Consumer Staples - 6.2%

Arcus ASA (Norway)[2]	145,000	688,306

Italian Wine Brands SpA (Italy)	51,850	703,975

Nissin Foods Co. Ltd. (Hong Kong)	1,000,000	459,164

Sapporo Clinical Laboratory, Inc. (Japan)	8,000	146,214

Thai Wah PCL, Class F (Thailand)	1,150,000	293,232

Total Consumer Staples		2,290,891
Energy - 11.2%

Hargreaves Services PLC (United Kingdom)	279,682	1,005,281

Lamprell PLC (United Arab Emirates)*	945,446	729,064

Pardee Resources Co., Inc. (United States)	7,352	1,249,105

Total Energy Services, Inc. (Canada)	158,000	1,130,721

Total Energy		4,114,171
Financials - 7.3%

IMF Bentham, Ltd. (Australia)	1,030,502	2,280,345

Spice Private Equity AG (Switzerland)*	18,000	417,600

Total Financials		2,697,945
Health Care - 1.1%

Cell Biotech Co., Ltd. (South Korea)	10,000	252,206

HLS Therapeutics, Inc. (Canada)	14,660	157,317

Total Health Care		409,523
Industrials - 26.0%

Aggreko PLC (United Kingdom)	45,000	419,578

AMERCO (United States)	2,000	656,220

	Shares	Value

Boustead Singapore, Ltd. (Singapore)	2,270,000	$1,332,404

Catering International Services (France)	44,953	471,785

CB Industrial Product Holding Bhd (Malaysia)	6,380,800	1,541,793

CMI, Ltd. (Australia)	375,377	362,223

Freund Corp. (Japan)[1]	25,600	189,485

GrafTech International Ltd. (United States)[1]	84,000	960,960

Judges Scientific PLC (United Kingdom)	11,000	335,655

Mitani Corp. (Japan)	12,800	644,352

Nam Lee Pressed Metal Industries, Ltd. (Singapore)	700,000	197,733

Ocean Wilsons Holdings, Ltd. (Bermuda)	143,000	2,130,601

Oliver Corp. (Japan)	10,100	155,244

Utoc Corp. (Japan)	44,000	188,269

Total Industrials		9,586,302
Information Technology - 9.3%

Computer Services, Inc. (United States)	36,000	1,782,000

GMO Pepabo, Inc. (Japan)	13,000	460,438

Ifis Japan, Ltd. (Japan)	61,800	313,611

Reckon, Ltd. (Australia)	778,249	367,267

Webstep A.S. (Norway)[2]	173,120	500,549

Total Information Technology		3,423,865
Materials - 3.2%

Master Drilling Group, Ltd. (South Africa)	1,171,650	828,197

SK Kaken Co., Ltd. (Japan)	800	368,136

Total Materials		1,196,333
Utilities - 0.6%

Maxim Power Corp. (Canada)*	140,000	222,531

Total Common Stocks (Cost $31,305,509)		31,137,804

	Principal Amount
Corporate Bonds and Notes - 8.7%

Industrials - 8.7%

Colabor Group, Inc. (Canada) 6.000%, 10/13/21	$3,168,000	1,485,144

JAKKS Pacific, Inc. (United States) 4.875%, 06/01/20[2]	1,500,000	1,222,988

WEQ Holdings, Inc. (Canada) 6.250%, 06/30/20	335,000	248,007

Zargon Oil & Gas, Ltd. (Canada) 8.000%, 12/31/19	1,113,000	244,580
Total Corporate Bonds and Notes (Cost $3,971,982)		3,200,719

The accompanying notes are an integral part of these financial statements.
36

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Preferred Stocks - 6.1%

Consumer Discretionary - 0.5%

Daekyo Co., Ltd., 5.520% (South Korea)	42,100	$175,071

Health Care - 0.0%#

HLS Therapeutics, Inc. (Canada)[3,4]	24,901	0

Information Technology - 5.6%

Samsung Electronics Co., Ltd., 4.520% (South Korea)	72,000	2,057,304

Total Preferred Stocks (Cost $1,870,462)		2,232,375

	Principal Amount
Short-Term Investments - 0.9%

Joint Repurchase Agreements - 0.3%[5]

Cantor Fitzgerald Securities, Inc., dated 12/31/18, due 01/02/19, 3.350% total to be received $124,298 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 10.000%, 01/25/19 - 10/20/68, totaling $126,761)	$124,275	124,275

	Shares	Value
Other Investment Companies - 0.6%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[6]	69,732	$69,732

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[6]	69,733	69,733

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%[6]	71,846	71,846

Total Other Investment Companies		211,311

Total Short-Term Investments (Cost $335,586)		335,586

Total Investments - 100.2% (Cost $37,483,539)		36,906,484

Other Assets, less Liabilities - (0.2)%		(75,530)

Net Assets - 100.0%		$36,830,954

*	Non-income producing security.

#	Less than 0.05%.

[1]

Some or all of these securities, amounting to $1,143,250 or 3.1% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2018, the value of these securities amounted to $2,411,843 or 6.5% of net assets.

[3]	Preferred Shares of liquidating trust.

[4]	Security’s value was determined by using significant unobservable inputs.

[5]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[6]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.
37

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Industrials	$3,981,325	$5,604,977	—	$9,586,302

Consumer Discretionary	3,534,968	1,682,400	—	5,217,368

Energy	4,114,171	—	—	4,114,171

Information Technology	2,649,816	774,049	—	3,423,865

Financials	417,600	2,280,345	—	2,697,945

Consumer Staples	703,975	1,586,916	—	2,290,891

Communication Services	1,752,058	226,817	—	1,978,875

Materials	828,197	368,136	—	1,196,333

Health Care	157,317	252,206	—	409,523

Utilities	222,531	—	—	222,531

Corporate Bonds and Notes†	—	3,200,719	—	3,200,719

Preferred Stocks

Information Technology	—	2,057,304	—	2,057,304

Consumer Discretionary	175,071	—	—	175,071

Health Care	—	—	$0	0

Short-Term Investments

Joint Repurchase Agreements	—	124,275	—	124,275

Other Investment Companies	211,311	—	—	211,311

Total Investments in Securities	$18,748,340	$18,158,144	$0	$36,906,484

†

All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
38

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2018:

	Common Stock	Preferred Stock	Total
Balance as of December 31, 2017	$168,794	—	$168,794

Accrued discounts (premiums)	—	—	—

Realized gain (loss)	(18,669)	$8,728	(9,941)

Change in unrealized appreciation/depreciation	13,460	(8,509)	4,951

Corporate actions	(163,585)	30,208	(133,377)

Purchases	—	—	—

Sales	—	(30,427)	(30,427)

Transfers in to Level 3	—	—	—

Transfers out of Level 3	—	—	—

Balance as of December 31, 2018	$0	$0	$0

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2018	—	$(8,509)	$(8,509)

At December 31, 2018, the Level 3 security is a Preferred Stock received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs.

Country	% of Long-Term Investments

Australia	8.2

Bermuda	5.8

Canada	9.5

Curaçao	2.0

France	1.3

Hong Kong	5.2

Indonesia	1.6

Italy	1.9

Japan	8.1

Malaysia	4.2

Norway	3.3

Singapore	4.2

South Africa	2.3

South Korea	6.8

Switzerland	1.1

Thailand	0.8

United Arab Emirates	2.0

United Kingdom	7.3

United States	24.4

100.0

The accompanying notes are an integral part of these financial statements.
39

Statement of Assets and Liabilities December 31, 2018

	AMG Yacktman Fund	AMG Yacktman Focused Fund	AMG Yacktman Focused Fund - Security Selection Only	AMG Yacktman Special Opportunities Fund

Assets:

Investments at Value[1] (including securities on loan valued at $101,615,864, $46,922,277, $294,054, and $1,143,250, respectively)	$7,005,381,525	$3,463,176,832	$60,492,660	$36,906,484

Cash	36,157,500	—	—	—

Foreign currency[2]	—	—	79,476	165,939

Receivable for investments sold	51,344,987	18,357,881	—	—

Interfund loan receivable	1,426,389	24,975,499	—	—

Dividend, interest and other receivables	21,026,055	13,516,134	313,848	124,284

Receivable for Fund shares sold	154,693,239	35,558,984	58,354	24,857

Receivable from affiliate	56,218	27,254	25,301	—

Prepaid expenses and other assets	32,355	22,680	22,440	11,785

Total assets	7,270,118,268	3,555,635,264	60,992,079	37,233,349

Liabilities:

Payable upon return of securities loaned	46,175,354	19,126,378	—	124,275

Payable for investments purchased	12,764,391	6,594,371	421,914	112,472

Payable for Fund shares repurchased	95,319,733	67,342,333	—	60,948

Due to custodian	—	—	476,799	—

Accrued expenses:

Investment advisory and management fees	2,674,660	2,715,048	44,845	46,366

Administrative fees	932,486	468,112	7,732	4,740

Shareholder service fees	438,411	425,655	—	670

Professional fees	143,372	92,013	22,595	33,001

Other	688,866	385,667	6,795	19,923

Total liabilities	159,137,273	97,149,577	980,680	402,395

Net Assets	$7,110,980,995	$3,458,485,687	$60,011,399	$36,830,954

[1] Investments at cost	$5,379,513,105	$2,696,219,717	$61,988,652	$37,483,539

[2] Foreign currency at cost	—	—	$78,808	$164,639

The accompanying notes are an integral part of these financial statements.
40

Statement of Assets and Liabilities (continued)

	AMG Yacktman Fund	AMG Yacktman Focused Fund	AMG Yacktman Focused Fund - Security Selection Only	AMG Yacktman Special Opportunities Fund

Net Assets Represent:

Paid-in capital	$5,360,490,192	$2,629,057,306	$61,524,060	$37,485,057

Distributable earnings (loss)	1,750,490,803	829,428,381	(1,512,661)	(654,103)

Net Assets	$7,110,980,995	$3,458,485,687	$60,011,399	$36,830,954

Class N:

Net Assets	—	$2,166,406,689	$75,640	—

Shares outstanding	—	121,823,006	6,335	—

Net asset value, offering and redemption price per share	—	$17.78	$11.94	—

Class I:

Net Assets	$7,110,980,995	$1,292,078,998	$59,935,759	$7,678,241

Shares outstanding	373,308,617	72,846,420	5,020,377	782,121

Net asset value, offering and redemption price per share	$19.05	$17.74	$11.94	$9.82

Class Z:

Net Assets	—	—	—	$29,152,713

Shares outstanding	—	—	—	2,964,043

Net asset value, offering and redemption price per share	—	—	—	$9.84

The accompanying notes are an integral part of these financial statements.
41

Statement of Operations For the fiscal year ended December 31, 2018

	AMG Yacktman Fund	AMG Yacktman Focused Fund	AMG Yacktman Focused Fund - Security Selection Only	AMG Yacktman Special Opportunities Fund
Investment Income:
Dividend income	$185,189,865	$97,967,436	$504,320	$799,148
Interest income	11,654,565	7,469,322	49,351	451,540
Securities lending income	122,710	70,504	63	15,015
Foreign withholding tax	(6,722,523)	(5,251,430)	(46,494)	(50,138)
Total investment income	190,244,617	100,255,832	507,240	1,215,565
Expenses:
Investment advisory and management fees	34,061,869	34,479,137	136,886	556,339
Administrative fees	11,897,096	5,944,679	23,601	56,586
Shareholder servicing fees - Class N	—	4,582,468	—	—
Shareholder servicing fees - Class I	7,709,672	—	—	8,666
Trustee fees and expenses	603,655	304,196	713	2,756
Custodian fees	600,710	334,300	9,024	42,919
Reports to shareholders	379,165	167,629	1,709	(8,912)
Transfer agent fees	320,392	247,695	114	1,503
Professional fees	318,759	177,857	23,537	36,115
Registration fees	96,221	92,845	91,436	38,823
Miscellaneous	177,170	93,407	100	2,632
Total expenses before offsets	56,164,709	46,424,213	287,120	737,427
Expense reimbursements	—	—	(117,191)	(70,560)
Fee waivers	(658,488)	(319,223)	—	—
Net expenses	55,506,221	46,104,990	169,929	666,867

Net investment income	134,738,396	54,150,842	337,311	548,698
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,301,629,503	605,787,971	83,554	2,378,838
Net realized loss on foreign currency transactions	(812,612)	(584,349)	(19,016)	(52,840)
Net change in unrealized appreciation/depreciation on investments	(1,238,652,780)	(542,124,088)	(1,691,054)	(6,826,741)
Net change in unrealized appreciation/depreciation on foreign currency translations	65,790	47,392	2,277	(1,545)
Net realized and unrealized gain (loss)	62,229,901	63,126,926	(1,624,239)	(4,502,288)

Net increase (decrease) in net assets resulting from operations	$196,968,297	$117,277,768	$(1,286,928)	$(3,953,590)

The accompanying notes are an integral part of these financial statements.
42

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Yacktman Fund		AMG Yacktman Focused Fund
	2018	2017	2018	2017[1]

Increase in Net Assets Resulting From Operations:

Net investment income	$134,738,396	$119,207,813	$54,150,842	$41,918,645

Net realized gain on investments	1,300,816,891	804,472,517	605,203,622	491,755,037

Net change in unrealized appreciation/depreciation on investments	(1,238,586,990)	523,246,685	(542,076,696)	287,393,040

Net increase in net assets resulting from operations	196,968,297	1,446,927,015	117,277,768	821,066,722

Distributions to Shareholders:[2]

Class N	—	—	(402,164,012)	(299,439,227)

Class I	(1,351,266,835)	(855,800,633)	(244,500,360)	(173,211,758)

Total distributions to shareholders	(1,351,266,835)	(855,800,633)	(646,664,372)	(472,650,985)

Capital Share Transactions:[3]

Net decrease from capital share transactions	(457,095,921)	(395,915,227)	(394,132,949)	(497,518,385)

Total increase (decrease) in net assets	(1,611,394,459)	195,211,155	(923,519,553)	(149,102,648)

Net Assets:

Beginning of year	8,722,375,454	8,527,164,299	4,382,005,240	4,531,107,888

End of year[4]	$7,110,980,995	$8,722,375,454	$3,458,485,687	$4,382,005,240

[1]	Effective February 27, 2017, the Fund’s Class S shares were renamed as described in the Note 1 of the Notes to Financial Statements.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	See Note 1(g) of the Notes to Financial Statements.
[4]

Net assets - End of year includes undistributed net investment income of $299,848 and $297,199 for AMG Yacktman Fund and AMG Yacktman Focused Fund, respectively, in 2017. During 2018, the requirement to disclose undistributed net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.
43

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG Yacktman Focused Fund - Security Selection Only		AMG Yacktman Special Opportunities Fund
	2018	2017[1]	2018	2017

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$337,311	$15,386	$548,698	$172,930

Net realized gain on investments	64,538	24,237	2,325,998	2,104,737

Net change in unrealized appreciation/depreciation on investments	(1,688,777)	195,070	(6,828,286)	6,393,474

Net increase (decrease) in net assets resulting from operations	(1,286,928)	234,693	(3,953,590)	8,671,141

Distributions to Shareholders:[2]

Class N	(123)	(436)	—	—

Class I	(424,189)	(35,678)	(692,212)	(382,091)

Class Z	—	—	(2,621,133)	(1,358,699)

Total distributions to shareholders	(424,312)	(36,114)	(3,313,345)	(1,740,790)

Capital Share Transactions:[3]

Net increase from capital share transactions	60,313,616	1,210,444	6,386,742	8,561,808

Total increase (decrease) in net assets	58,602,376	1,409,023	(880,193)	15,492,159

Net Assets:

Beginning of period	1,409,023	—	37,711,147	22,218,988

End of period[4]	$60,011,399	$1,409,023	$36,830,954	$37,711,147

[1]	Commencement of operations was January 30, 2017.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	See Note 1(g) of the Notes to Financial Statements.
[4]

Net assets - End of year includes undistributed (distributions in excess of) net investment income of $(11,216) and $(150,001) for AMG Yacktman Focused Fund-Security Selection Only and AMG Yacktman Special Opportunities Fund, respectively, in 2017. During 2018, the requirement to disclose undistributed (distributions in excess of) net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.
44

AMG Yacktman Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2018	2017	2016[1]	2015	2014
Net Asset Value, Beginning of Year	$22.85	$21.39	$20.87	$25.12	$23.54
Income (loss) from Investment Operations:
Net investment income[2,3]	0.40	0.32	0.33	0.31	0.26
Net realized and unrealized gain (loss) on investments	0.20	3.58	2.03	(1.71)	2.43
Total income (loss) from investment operations	0.60	3.90	2.36	(1.40)	2.69
Net investment income	(0.44)	(0.34)	(0.41)	(0.34)	(0.27)
Net realized gain on investments	(3.96)	(2.10)	(1.43)	(2.51)	(0.84)
Total distributions to shareholders	(4.40)	(2.44)	(1.84)	(2.85)	(1.11)
Net Asset Value, End of Year	$19.05	$22.85	$21.39	$20.87	$25.12
Total Return[3,4]	2.69%	18.23%	11.20%	(5.63)%	11.33%
Ratio of net expenses to average net assets	0.70%	0.71%	0.71%	0.71%	0.71%
Ratio of gross expenses to average net assets[5]	0.71%	0.72%	0.72%	0.72%	0.71%
Ratio of net investment income to average net assets[3]	1.70%	1.38%	1.51%	1.29%	1.08%
Portfolio turnover	12%	2%	4%	2%	9%
Net assets end of year (000’s) omitted	$7,110,981	$8,722,375	$8,527,164	$8,936,608	$14,217,017

[1]	Effective October 1, 2016, the Service Class was renamed Class I.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

45

AMG Yacktman Focused Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2018	2017[1]	2016[2]	2015	2014
Net Asset Value, Beginning of Year	$21.13	$19.69	$19.77	$25.88	$25.15
Income (loss) from Investment Operations:
Net investment income[3,4]	0.28	0.19	0.19	0.22	0.17
Net realized and unrealized gain (loss) on investments	0.31	3.75	2.05	(1.51)	2.54
Total income (loss) from investment operations	0.59	3.94	2.24	(1.29)	2.71
Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.21)	(0.30)	(0.24)	(0.18)
Net realized gain on investments	(3.63)	(2.29)	(2.02)	(4.58)	(1.80)
Total distributions to shareholders	(3.94)	(2.50)	(2.32)	(4.82)	(1.98)
Net Asset Value, End of Year	$17.78	$21.13	$19.69	$19.77	$25.88
Total Return[4,5]	2.88%	20.03%	11.29%	(5.08)%	10.67%
Ratio of net expenses to average net assets	1.23%	1.22%	1.23%	1.22%	1.22%
Ratio of gross expenses to average net assets[6]	1.24%	1.23%	1.24%	1.22%	1.23%
Ratio of net investment income to average net assets[4]	1.30%	0.89%	0.94%	0.86%	0.65%
Portfolio turnover	16%	2%	4%	6%	16%
Net assets end of year (000’s) omitted	$2,166,407	$2,803,230	$3,479,880	$4,062,291	$7,847,093

46

AMG Yacktman Focused Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2018	2017	2016[2]	2015	2014
Net Asset Value, Beginning of Year	$21.09	$19.66	$19.75	$25.88	$25.15
Income (loss) from Investment Operations:
Net investment income[3,4]	0.32	0.23	0.23	0.26	0.21
Net realized and unrealized gain (loss) on investments	0.32	3.74	2.04	(1.50)	2.56
Total income (loss) from investment operations	0.64	3.97	2.27	(1.24)	2.77
Less Distributions to Shareholders from:
Net investment income	(0.36)	(0.25)	(0.34)	(0.30)	(0.23)
Net realized gain on investments	(3.63)	(2.29)	(2.02)	(4.59)	(1.81)
Total distributions to shareholders	(3.99)	(2.54)	(2.36)	(4.89)	(2.04)
Net Asset Value, End of Year	$17.74	$21.09	$19.66	$19.75	$25.88
Total Return[4,5]	3.11%	20.25%	11.46%	(4.89)%	10.88%
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of gross expenses to average net assets[6]	1.06%	1.06%	1.06%	1.05%	1.06%
Ratio of net investment income to average net assets[4]	1.48%	1.06%	1.11%	1.03%	0.82%
Portfolio turnover	16%	2%	4%	6%	16%
Net assets end of year (000’s) omitted	$1,292,079	$1,578,775	$1,051,228	$1,312,374	$3,414,602

[1]	Effective February 27, 2017, Class S was renamed Class N.
[2]	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class S and Class I, respectively.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

47

AMG Yacktman Focused Fund - Security Selection Only Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class N	2018	2017[1]
Net Asset Value, Beginning of Period	$11.77	$10.00
Income from Investment Operations:
Net investment income[2,3]	0.26	0.14
Net realized and unrealized gain on investments	0.00	1.94
Total income from investment operations	0.26	2.08
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.22)
Net realized gain on investments	(0.02)	(0.09)
Total distributions to shareholders	(0.09)	(0.31)
Net Asset Value, End of Period	$11.94	$11.77
Total Return[3,4]	2.17%	20.81%[5]
Ratio of net expenses to average net assets	1.08%	1.08%[6]
Ratio of gross expenses to average net assets[7]	1.82%	3.77%[8]
Ratio of net investment income to average net assets[3]	2.14%	1.35%[6]
Portfolio turnover	2%	12%[5]
Net assets end of period (000’s) omitted	$76	$17

48

AMG Yacktman Focused Fund - Security Selection Only Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class I	2018	2017[1]
Net Asset Value, Beginning of Period	$11.77	$10.00
Income from Investment Operations:
Net investment income[2,3]	0.26	0.14
Net realized and unrealized gain on investments	0.00	1.94
Total income from investment operations	0.26	2.08
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.22)
Net realized gain on investments	(0.02)	(0.09)
Total distributions to shareholders	(0.09)	(0.31)
Net Asset Value, End of Period	$11.94	$11.77
Total Return[3,4]	2.17%	20.81%[5]
Ratio of net expenses to average net assets	1.08%	1.08%[6]
Ratio of gross expenses to average net assets[7]	1.82%	3.77%[8]
Ratio of net investment income to average net assets[3]	2.14%	1.35%[6]
Portfolio turnover	2%	12%[5]
Net assets end of period (000’s) omitted	$59,936	$1,392

[1]	Commencement of operations was on January 30, 2017.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Not annualized.
[6]	Annualized.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Ratio does not reflect the annualization of audit expenses.

49

AMG Yacktman Special Opportunities Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class I	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$12.03	$9.37	$7.75	$9.40
Income (loss) from Investment Operations:
Net investment income[3,4]	0.16	0.06 [5]	0.18	0.20
Net realized and unrealized gain (loss) on investments	(1.41)	3.18	1.75	(1.49)
Total income (loss) from investment operations	(1.25)	3.24	1.93	(1.29)
Net investment income	(0.11)	(0.14)	(0.20)	(0.23)
Net realized gain on investments	(0.85)	(0.44)	—	(0.13)
Paid in capital	—	—	(0.11)	—
Total distributions to shareholders	(0.96)	(0.58)	(0.31)	(0.36)
Net Asset Value, End of Period	$9.82	$12.03	$9.37	$7.75
Total Return[4]	(10.26)%[6]	34.67%[6]	24.88%	(13.77)%[7]
Ratio of net expenses to average net assets	1.84%[8]	2.33%[9]	1.90%[10]	1.27%[11,12]
Ratio of gross expenses to average net assets[13]	2.03%[8]	2.59%[9]	2.29%[10]	1.88%[11,12]
Ratio of net investment income to average net assets[4]	1.38%[8]	0.50%[9]	2.08%[10]	3.40%[11,12]
Portfolio turnover	30%	36%	29%	30%[7]
Net assets end of period (000’s) omitted	$7,678	$8,377	$700	$83

50

AMG Yacktman Special Opportunities Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,
Class Z	2018	2017	2016 [1]	2015	2014 [14]
Net Asset Value, Beginning of Period	$12.05	$9.38	$7.75	$9.45	$10.00
Income (loss) from Investment Operations:
Net investment income[3,4]	0.17	0.07 [5]	0.20	0.22	(0.00)[15]
Net realized and unrealized gain (loss) on investments	(1.40)	3.19	1.74	(1.56)	(0.54)
Total income (loss) from investment operations	(1.23)	3.26	1.94	(1.34)	(0.54)
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.15)	(0.20)	(0.23)	(0.01)
Net realized gain on investments	(0.85)	(0.44)	—	(0.13)	—
Paid in capital	—	—	(0.11)	—	—
Total distributions to shareholders	(0.98)	(0.59)	(0.31)	(0.36)	(0.01)
Net Asset Value, End of Period	$9.84	$12.05	$9.38	$7.75	$9.45
Total Return[4]	(10.14)%[6]	34.81%[6]	25.05%[6]	(14.22)%	(5.39)%[6,7]
Ratio of net expenses to average net assets	1.74%[8]	2.23%[9]	1.63%[10]	1.24%[12]	1.65%[11]
Ratio of gross expenses to average net assets[13]	1.93%[8]	2.49%[9]	2.01%[10]	1.74%[12]	2.60%[11]
Ratio of net investment income (loss) to average net assets[4]	1.48%[8]	0.60%[9]	2.34%[10]	2.47%[12]	(0.04)%[11]
Portfolio turnover	30%	36%	29%	30%	7%[7]
Net assets end of period (000’s) omitted	$29,153	$29,334	$21,519	$17,177	$17,545

[1]	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class I and Class Z, respectively.
[2]	Commencement of operations was on July 1, 2015.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.04, and $0.05 for Class I and Class Z, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Not annualized.
[8]	Includes a performance adjustment amounting to 0.10% of average daily net assets. (See Note 2 of Notes to Financial Statements).
[9]	Includes a performance adjustment amounting to 0.59% of average daily net assets. (See Note 2 of Notes to Financial Statements).
[10]	Includes a performance adjustment amounting to (0.02)% of average daily net assets. (See Note 2 of Notes to Financial Statements).
[11]	Annualized.
[12]	Includes a performance adjustment amounting to (0.42)% of average daily net assets. (See Note 2 of Notes to Financial Statements).
[13]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[14]	Commencement of operations was on June 30, 2014.
[15]	Less than $0.005 or $(0.005) per share.

51

Notes to Financial Statements December 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Yacktman Fund (“Yacktman Fund”), AMG Yacktman Focused Fund (“Yacktman Focused”), AMG Yacktman Focused Fund - Security Selection Only (“Yacktman Focused Selection Only”) and AMG Yacktman Special Opportunities Fund (“Yacktman Special Opportunities”), each a “Fund” and collectively, the “Funds.” Yacktman Focused Selection Only’s commencement of operations was on January 30, 2017.

Each Fund offers different classes of shares. Yacktman Fund and Yacktman Special Opportunities have established Class N, Class I and Class Z shares. Currently, Yacktman Fund offers only Class I shares and Yacktman Special Opportunities offers Class I shares and Class Z shares. Yacktman Focused has established Class N, Class S and Class I shares. Effective February 27, 2017, Yacktman Focused’s Class S shares were renamed Class N. Currently, Yacktman Focused offers Class N shares and Class I shares. Yacktman Focused Selection Only has established Class N shares and Class I shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Yacktman Focused, Yacktman Focused Selection Only and Yacktman Special Opportunities are non-diversified. A greater percentage of the Funds’ holdings may be focused in a smaller number of securities which may place the Funds at greater risk than a more diversified fund.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring

52

Notes to Financial Statements (continued)

fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Permanent differences are due to tax equalization utilized, adjustment for passive foreign investment companies sold and foreign currency. Temporary differences are due to mark-to-market of passive foreign investment companies, wash sales and qualified late-year loss deferrals.

The distributions disclosed on the Statements of Changes in Net Assets for the fiscal year ended December 31, 2017 were from the following sources:

Fund	Net Investment Income	Realized Gain on Investments
Yacktman Fund
Class I	$119,083,479	$736,717,154
Yacktman Focused
Class N	$24,704,545	$274,734,682
Class I	17,169,940	156,041,818

Total	$41,874,485	$430,776,500

Yacktman Focused Selection Only
Class N	$303	$133
Class I	24,780	10,898

Total	$25,083	$11,031

Yacktman Special Opportunities
Class I	$91,697	$290,394
Class Z	337,180	1,021,519

Total	$428,877	$1,311,913

53

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal periods ended December 31, 2018 and December 31, 2017 were as follows:

	Yacktman Fund		Yacktman Focused		Yacktman Focused Selection Only
Distributions paid from:	2018	2017	2018	2017	2018	2017
Ordinary income	$133,812,565	$119,083,479	$53,559,050	$41,874,485	$325,774	$25,083
Short-term capital gains	6,987	43,274,367	8,066	16,858,923	31,227	11,031
Long-term capital gains	1,217,447,283	693,442,787	593,094,559	413,917,577	67,311	—

	$1,351,266,835	$855,800,633	$646,661,675	$472,650,985	$424,312	$36,114

	Yacktman Special Opportunities
Distributions paid from:	2018	2017
Ordinary income	$421,604	$428,877
Short-term capital gains	590,739	345,412
Long-term capital gains	2,301,002	966,501

	$3,313,345	$1,740,790

As of December 31, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Yacktman Fund	Yacktman Focused	Yacktman Focused Selection Only	Yacktman Special Opportunities
Capital loss carryforward	—	—	—	—
Undistributed ordinary income	$413,067	$606,848	$13,615	—
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	124,829,968	62,879,966	60	—
Late-year loss deferral	—	—	—	$42,382

At December 31, 2018, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Yacktman Fund	$5,380,205,240	$1,898,093,107	$(272,845,339)	$1,625,247,768
Yacktman Focused	2,697,285,374	909,253,828	(143,309,564)	765,944,264
Yacktman Focused Selection Only	62,021,281	1,327,074	(2,853,410)	(1,526,336)
Yacktman Special Opportunities	37,517,845	4,528,218	(5,139,939)	(611,721)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2018, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2019, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund

54

Notes to Financial Statements (continued)

records sales and repurchases of its capital stock on the trade date. The Funds will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. Effective March 1, 2019, the Funds will eliminate this redemption fee. For the fiscal year ended December 31, 2018, Yacktman Fund, Yacktman Focused and Yacktman Special Opportunities had redemption fees amounting to $87,910, $90,215 and $95, respectively. For the fiscal year ended December 31, 2017, Yacktman Fund, Yacktman Focused and Yacktman Special Opportunities had redemption fees amounting to $79,831, $104,908 and $1,307, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

For the fiscal years ended December 31, 2018 and December 31, 2017, the capital stock transactions by class for the Funds were as follows:

		Yacktman Fund				Yacktman Focused
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	—	—	—	—	7,443,814	$158,686,577	10,466,211	$224,290,360
Reinvestment of distributions	—	—	—	—	22,469,945	397,493,318	14,063,019	296,448,444
Cost of shares repurchased	—	—	—	—	(40,750,255)	(863,276,105)	(68,602,009)	(1,482,158,582)

Net decrease	—	—	—	—	(10,836,496)	$(307,096,210)	(44,072,779)	$(961,419,778)

Class I:
Proceeds from sale of shares	52,555,929	$1,176,400,960	39,676,324	$915,572,764	21,868,312	$452,724,750	32,254,309	$701,822,790
Reinvestment of distributions	65,465,810	1,241,236,690	34,574,873	789,690,099	10,725,710	189,201,527	6,428,016	135,245,464
Cost of shares repurchased	(126,454,085)	(2,874,733,571)	(91,124,561)	(2,101,178,090)	(34,603,357)	(728,963,016)	(17,292,601)	(373,166,861)

Net increase (decrease)	(8,432,346)	$(457,095,921)	(16,873,364)	$(395,915,227)	(2,009,335)	$(87,036,739)	21,389,724	$463,901,393

	Yacktman Focused Selection Only				Yacktman Special Opportunities
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:[1]
Proceeds from sale of shares	4,879	$58,254	1,409	$14,331	—	—	—	—
Reinvestment of distributions	10	123	37	436	—	—	—	—

Net increase	4,889	$58,377	1,446	$14,767	—	—	—	—

Class I:[1]
Proceeds from sale of shares	4,866,365	$59,831,050	115,212	$1,160,100	281,022	$3,353,389	638,304	$7,092,111
Reinvestment of distributions	35,766	424,189	3,044	35,678	71,583	692,212	32,271	382,091
Cost of shares repurchased	—	—	(10)	(101)	(267,094)	(3,128,792)	(48,669)	(564,041)

Net increase	4,902,131	$60,255,239	118,246	$1,195,677	85,511	$916,809	621,906	$6,910,161

Class Z:
Proceeds from sale of shares	—	—	—	—	456,785	$5,134,680	124,116	$1,456,721
Reinvestment of distributions	—	—	—	—	269,898	2,615,315	114,266	1,355,198
Cost of shares repurchased	—	—	—	—	(197,486)	(2,280,062)	(97,696)	(1,160,272)

Net increase	—	—	—	—	529,197	$5,469,933	140,686	$1,651,647

1 Commencement of operations for Yacktman Focused Selection Only was on January 30, 2017.

At December 31, 2018, certain unaffiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: Yacktman Focused Selection Only - one owns 37%; Yacktman Special Opportunities - one owns 25%. Transactions by these shareholders may have a material impact on their respective Fund.

55

Notes to Financial Statements (continued)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2018, the market value of Repurchase Agreements outstanding for Yacktman Fund, Yacktman Focused and Yacktman Special Opportunities were $46,175,354, $19,126,378 and $124,275 respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Yacktman Asset Management LP (“Yacktman”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Yacktman.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended

December 31, 2018, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Yacktman Fund
0.52% on the first $500,000,000
0.47% on the next $500,000,000
0.42% on balance over $1,000,000,000
Yacktman Focused	0.87%
Yacktman Focused Selection Only	0.87%
Yacktman Special Opportunities	1.37%

Yacktman Special Opportunities has a performance-based fee structure that consists of an investment management fee and a performance adjustment (“Performance Adjustment”). The monthly investment management fee is increased or reduced by the Performance Adjustment, based on the Fund’s performance relative to the MSCI ACWI All Cap Index over the then preceding twelve months. The Performance Adjustment Rate for the Fund may not exceed plus or minus 0.75%. For the fiscal year ended December 31, 2018, the Performance Adjustment increased management fee by a net amount of $39,521, resulting in Yacktman Special Opportunities paying the Investment Manager at an effective rate of 1.47%.

The Investment Manager has contractually agreed, through at least May 1, 2019, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Yacktman Focused Class N to 1.25% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2019, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Yacktman Focused Selection Only to 1.08% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2019, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of investment management fees, administrative fees, shareholder servicing fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts), distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, dividends payable with respect to securities sold short and extraordinary expenses) of Yacktman Special Opportunities to an annual rate of 0.12% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager

The accompanying notes are an integral part of these financial statements.
56

Notes to Financial Statements (continued)

and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause a Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2018, the Funds’ expiration of recoupment is as follows:

Expiration Period	Yacktman Focused Selection Only	Yacktman Special Opportunities
Less than 1 year	—	$73,897
Within 2 years	$32,271	77,255
Within 3 years	117,191	70,560

Total Amount Subject to Recoupment	$149,462	$221,712

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Funds may have made in the JPMorgan U.S. Government Money Market Fund, IM Capital Shares. For the fiscal year ended December 31, 2018, the investment management fee for Yacktman Fund and Yacktman Focused was reduced by $658,488 and $319,223, respectively or 0.01% of average net assets.

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N of Yacktman Focused and Yacktman Focused Selection Only and for Class I of Yacktman Fund and Yacktman Special Opportunities, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares of Yacktman Focused and Yacktman Focused Selection Only and Class I shares of Yacktman Fund and Yacktman Special Opportunities may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2018, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Yacktman Fund
Class I	0.20%	0.10%
Yacktman Focused
Class N	0.20%	0.19%
Yacktman Focused Selection Only
Class N	0.20%	—
Yacktman Special Opportunities
Class I	0.10%	0.10%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2018, Yacktman Fund lent a maximum of $38,074,584 for ten days earning interest of $8,356, Yacktman Focused lent a maximum of $101,285,554 for six days earning interest of $13,003, Yacktman Special Opportunities lent a maximum of $232,585 for two days earning interest of $29 and Yacktman Focused Fund - Security Selection Only lent a maximum of $1,051,126 for four days earning interest of $351. The interest income amount is included in the Statement of Operations as interest income. At December 31, 2018, Yacktman Fund and Yacktman Focused had interfund loans outstanding of $1,426,389 and $24,975,499, respectively.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2018, were as follows:

57

Notes to Financial Statements (continued)

	Long Term Securities
Fund	Purchases	Sales
Yacktman Fund	$718,067,504	$2,235,875,930
Yacktman Focused	473,607,825	1,136,544,886
Yacktman Focused Selection Only	58,021,104	283,795
Yacktman Special Opportunities	16,998,757	10,960,389

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2018.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and, effective October 1, 2018, may also be accepted in U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash and securities collateral received at December 31, 2018, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
Yacktman Fund	$101,615,864	$46,175,354	$59,545,712	$105,721,066
Yacktman Focused	46,922,277	19,126,378	29,101,568	48,227,946
Yacktman Focused Selection Only	294,054	—	298,364	298,364
Yacktman Special Opportunities	1,143,250	124,275	1,031,326	1,155,601

The following table summarizes the securities received as collateral for securities lending:

Fund	Collateral Type	Coupon Range	Maturity Date Range
Yacktman Fund	U.S. Treasury Obligations	0.00%-8.75%	1/15/19-2/15/48
Yacktman Focused	U.S. Treasury Obligations	0.00%-8.75%	1/17/19-8/15/47
Yacktman Focused Selection Only	U.S. Treasury Obligations	0.00%-8.75%	1/17/19-8/15/46
Yacktman Special Opportunities	U.S. Treasury Obligations	0.00%-8.75%	1/15/19-8/15/47

5. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

58

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2018:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Yacktman Fund
Cantor Fitzgerald Securities, Inc.	$10,968,917	$10,968,917	—	—
Daiwa Capital Markets America	10,968,917	10,968,917	—	—
Mizuho Securities USA, LLC	2,299,686	2,299,686	—	—
RBC Dominion Securities, Inc.	10,968,917	10,968,917	—	—
State of Wisconsin Investment Board	10,968,917	10,968,917	—	—

Total	$46,175,354	$46,175,354	—	—

Yacktman Focused
Cantor Fitzgerald Securities, Inc.	$4,543,469	$4,543,469	—	—
Daiwa Capital Markets America	4,543,469	4,543,469	—	—
Mizuho Securities USA, LLC	952,502	952,502	—	—
RBC Dominion Securities, Inc.	4,543,469	4,543,469	—	—
State of Wisconsin Investment Board	4,543,469	4,543,469	—	—

Totals	$19,126,378	$19,126,378	—	—

Yacktman Special Opportunities
Cantor Fitzgerald Securities, Inc.	$124,275	$124,275	—	—

8. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. The Funds have early adopted these changes and there was no significant impact on the financial statements and accompanying notes.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. The Funds have adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.
59

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG YACKTMAN FUND, AMG YACKTMAN FOCUSED FUND, AMG YACKTMAN FOCUSED FUND – SECURITY SELECTION ONLY AND AMG YACKTMAN SPECIAL OPPORTUNITIES FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Focused Fund – Security Selection Only and AMG Yacktman Special Opportunities Fund (four of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the periods listed in the table below, the statements of changes in net assets for each of the periods listed in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the periods listed in the table below, the changes in each of their net assets for each of the periods listed in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of operations	Statements of changes in net assets
AMG Yacktman Fund	Year ended December 31, 2018	Each of the two years in the period ended December 31, 2018
AMG Yacktman Focused Fund	Year ended December 31, 2018	Each of the two years in the period ended December 31, 2018
AMG Yacktman Focused Fund – Security Selection Only	Year ended December 31, 2018	The year ended December 31, 2018 and period January 30, 2017 (commencement of operations) through December 31, 2017
AMG Yacktman Special Opportunities Fund	Year ended December 31, 2018	Each of the two years in the period ended December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

60

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2019

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

61

Other Information

TAX INFORMATION

AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Focused Fund - Security Selection Only and AMG Yacktman Special Opportunities Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the calendar year.

In accordance with federal tax law, the following Fund elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the following Fund hereby makes the following designations regarding its period ended December 31, 2018:

AMG Yacktman Special Opportunities Fund

▶The total amount of taxes paid and income sourced from foreign countries was $47,296 and $1,209,279, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Focused Fund - Security Selection Only and AMG Yacktman Special Opportunities Fund each hereby designates $1,336,501,352, $644,460,817, $67,311 and $2,301,002, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2018, or if subsequently determined to be different, the net capital gains of such year.

62

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 55 Funds in Fund Complex	Bruce B. Bingham, 70 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 55 Funds in Fund Complex

Edward J. Kaier, 73

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Kurt A. Keilhacker, 55

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 55 Funds in Fund Complex

Steven J. Paggioli, 68

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 55 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 58 Funds in Fund Complex

Eric Rakowski, 60

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Victoria L. Sassine, 53

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 • Oversees 55 Funds in Fund Complex

Thomas R. Schneeweis, 71

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

63

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person“ of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 58 Funds in Fund Complex

Christine C. Carsman, 66

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc.(2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer,AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 52

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 48

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 33

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

64

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

Yacktman Asset Management LP

6300 Bridgepoint Parkway

Building One, Suite 500

Austin, TX 78730

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	65

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund-Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	123118 AR071

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds	Fiscal 2018	Fiscal 2017
AMG GW&K Municipal Enhanced Yield Fund	$29,959	$35,946
AMG GW&K Small Cap Core Fund	$23,728	$31,786
AMG GW&K Municipal Bond Fund	$35,221	$50,385
AMG GW&K Small/Mid Cap Fund	$23,316	$29,086
AMG Managers Skyline Special Equities Fund	$27,584	$45,051
AMG TimesSquare Mid Cap Growth Fund	$31,391	$53,528
AMG TimesSquare Small Cap Growth Fund	$27,903	$41,959
AMG TimesSquare International Small Cap Fund	$29,933	$32,079
AMG TimesSquare Emerging Markets Small Cap Fund	$23,522	$29,437
AMG TimesSquare Global Small Cap Fund	$26,420	$0
AMG Renaissance Large Cap Growth Fund	$29,445	$24,754
AMG Yacktman Focused Fund	$46,622	$99,340
AMG Yacktman Fund	$61,177	$157,278
AMG Yacktman Special Opportunities Fund	$25,065	$29,572
AMG Yacktman Focused Fund-Security Selection Only	$16,327	$16,313

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds	Fiscal 2018	Fiscal 2017
AMG GW&K Municipal Enhanced Yield Fund	$8,196	$8,196
AMG GW&K Small Cap Core Fund	$7,369	$7,369
AMG GW&K Municipal Bond Fund	$8,196	$8,196
AMG GW&K Small/Mid Cap Fund	$7,453	$7,453
AMG Managers Skyline Special Equities Fund	$7,369	$7,369
AMG TimesSquare Mid Cap Growth Fund	$7,369	$7,369
AMG TimesSquare Small Cap Growth Fund	$7,369	$7,369
AMG TimesSquare International Small Cap Fund	$8,236	$8,236
AMG TimesSquare Emerging Markets Small Cap Fund	$7,412	$7,412
AMG TimesSquare Global Small Cap Fund	$6,177	$0
AMG Renaissance Large Cap Growth Fund	$9,369	$9,369
AMG Yacktman Focused Fund	$8,196	$8,196
AMG Yacktman Fund	$8,196	$8,196
AMG Yacktman Special Opportunities Fund	$7,653	$7,653
AMG Yacktman Focused Fund-Security Selection Only	$5,740	$5,740

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2018 and $0 for fiscal 2017, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1)According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2018 and 2017 for non-audit services rendered to the Funds and Fund Service Providers were $163,800 and $222,059, respectively. For the fiscal year ended December 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), with $98,200 in additional fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 7, 2019

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 7, 2019